UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a)     The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

October 31, 2023

Classes A, C, I, R, R6 and W

Global Fund-of-Funds

 ■     Voya Global Diversified Payment Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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INVESTMENT MANAGEMENT voyainvestments.com

Portfolio Managers’ Report	2
Shareholder Expense Example	5
Report of Independent Registered Public Accounting Firm	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Portfolios of Investments	24
Tax Information	31
Trustee and Officer Information	32
Additional Information	37

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI All Country World IndexSM (“MSCI ACW IndexSM”)	Is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
S&P Target Risk® Moderate Index Total Return	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

1

Voya Global Diversified Payment Fund	Portfolio Managers’ Report

Voya Global Diversified Payment Fund’s (the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund primarily invests in a combination of other Voya mutual funds in accordance with target allocations. The Fund may also invest in other unaffiliated investment companies (collectively, with Voya mutual funds, referred to as the “Underlying Funds”). The Fund is managed by Paul Zemsky, CFA, Barbara Reinhard, CFA, and Lanyon Blair, CFA, CAIA, Portfolio Managers** of Voya Investment Management Co. LLC – the Sub-Adviser.

The Fund’s MPP is designed to provide 12 level monthly payments throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets to Underlying Funds representing different asset classes and investments, the performance of the Fund’s other investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. The Fund may, under its MPP, return capital to a shareholder which will decrease the shareholder’s cost basis in the Fund and will affect the amount of any capital gain or loss that a shareholder realizes when selling or exchanging Fund shares. Any redemption you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.

Target Allocations
as of October 31, 2023(1)
(as a percentage of net assets)
Large Cap	26.0%
Mid Cap	5.0%
Small Cap	3.0%
International Developed	19.0%
Emerging Markets	4.0%
Global Real Estate	5.0%
Core Fixed Income	18.0%
High Yield	8.0%
Senior Debt	3.0%
International Bonds	5.0%
TIPS	2.0%
Cash	2.0%

(1) Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

Performance: For the year ended October 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.35% compared to the S&P Target Risk® Moderate Index, the Global Diversified Payment Composite Index(1) (the “GDP Composite Index”), and the 60% MSCI All Country World IndexSM/ 40% Bloomberg U.S. Aggregate Bond Index, which returned 4.86%, 6.38% and 6.46% respectively, for the same period.

Portfolio Specifics: For the reporting period, the Fund outperformed the S&P Target Risk® Moderate Index, its primary prospectus benchmark, but underperformed the GDP Composite Index. Asset allocation was the main detractor from excess returns. Underlying fund selection contributed, while alternative strategies and the Fund’s option overlay were modest drags on performance.

The Fund attempts to outperform the GDP Composite Index through tactical asset allocation, i.e., deviating from the GDP Composite Index weightings over the short- and medium-term. Over the trailing one-year period, tactical asset allocation effects detracted from returns. The biggest headwinds were an underweight in equities overall and international equities, and overweights to U.S. small cap and duration. An underweight in high yield was the biggest contributor.

The impact from alternative strategies was modestly negative over the period. Both tactical currency and cross-asset relative value strategies’ returns were slightly negative. The Fund also attempts to outperform through the selection of underlying funds, which represent the various asset classes within the GDP Composite Index. Underlying Fund selection contributed to performance relative to the GDP Composite Index for the period. Strategies that contributed most to excess returns were Voya Small Company, Voya Intermediate Bond and Voya Large Cap Value Funds. The biggest detractors were Voya Multi-Manager International Equity, Voya U.S. High Dividend Low Volatility and Voya High Yield Bond Funds.

The Fund’s option overlay strategy is designed to support the monthly payment through premium generation and provide some downside protection if an underlying asset sells off substantially. This strategy seeks to accomplish these objectives through two sub-strategies. The first piece involves earning the volatility risk premium by selling options while hedging the delta exposure, in effect removing negative equity beta. The second leg provides downside protection. This involves buying puts and put spreads or selling calls and call spreads. It is our belief that these positions should add to performance when equities fall. Over the last year, the option overlay was a modest headwind.

Current Strategy and Outlook: All eyes remain on inflation, which we think will continue decelerating as tighter monetary policy and lessening fiscal support will weigh on demand. We believe the labor market is cooling, as job openings and quits have been trending down since March.

In our opinion, the U.S. continues to offer a robust macroeconomic picture compared to other developed nations. We maintain a neutral stance on equities and believe U.S. large cap stocks are best positioned to grind higher due to durable earnings streams. In our view, bonds look attractive, as interest rates and the Fed's commitment to reducing growth below trend should drive yields lower as the

2

Portfolio Managers’ Report	Voya Global Diversified Payment Fund

economy weakens.

* Please see the Fund’s “Additional Information” section regarding the MPP.

** Effective May 1, 2023, Lanyon Blair, CFA, CAIA was added as a portfolio manager to the Fund. Effective December 31, 2023, Paul Zemsky, CFA will retire from Voya Investment Management Co. LLC and Voya Investments, LLC.

(1) The Global Diversified Payment Composite index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund can be compared. As of October 31, 2023, the index allocation was approximately: 2% of the Bloomberg U.S. Government/Credit 1-3 Year index, 16% of the Bloomberg U.S. Aggregate Bond index, 7.5% of the Russell 1000® Growth index, 7.5% of the Russell 1000® Value index, 3% of the Russell 2000® index, 5% of the Russell Midcap® index, 11% of the S&P 500® index, 19% of the MSCI EAFE® index, 4% of the MSCI Emerging Markets index, 2% of the Bloomberg U.S. TIPS index, 8% of the Bloomberg U.S. High Yield index, 5% of the Bloomberg Global Aggregate index, 3% of the Morningstar LSTA U.S. Leveraged Loan index, 5% of the FTSE EPRA NAREIT Developed index, and 2% ICE BofA three-month T-Bill Daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

Voya Global Diversified Payment Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-0.69%	1.55%	2.37%
Class C(2)	3.72%	1.99%	2.36%
Class I	5.80%	3.05%	3.27%
Class R	5.27%	2.53%	2.75%
Class R6(3)	5.80%	3.03%	3.27%
Class W	5.83%	3.01%	3.25%
Excluding Sales Charge:
Class A	5.35%	2.76%	2.97%
Class C	4.71%	1.99%	2.36%
Class I	5.80%	3.05%	3.27%
Class R	5.27%	2.53%	2.75%
Class R6(3)	5.80%	3.03%	3.27%
Class W	5.83%	3.01%	3.25%
S&P Target Risk® Moderate Index	4.86%	3.32%	3.60%
60% MSCI All Country World IndexSM/ 40% Bloomberg U.S. Aggregate Bond Index	6.46%	4.73%	4.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Diversified Payment Fund against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return. Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.
(3)	Class R6 incepted on February 28, 2018. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

4

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	May 1,	October 31,	Expense	October 31,	May 1,	October 31,	Expense	October 31,
	2023	2023	Ratio*	2023**	2023	2023	Ratio*	2023**
Class A	$1,000.00	$968.60	0.62%	$3.08	$1,000.00	$1,022.08	0.62%	$3.16
Class C	1,000.00	966.30	1.37	6.79	1,000.00	1,018.30	1.37	6.97
Class I	1,000.00	970.20	0.35	1.74	1,000.00	1,023.44	0.35	1.79
Class R	1,000.00	968.50	0.87	4.32	1,000.00	1,020.82	0.87	4.43
Class R6	1,000.00	970.20	0.35	1.74	1,000.00	1,023.44	0.35	1.79
Class W	1,000.00	971.60	0.37	1.84	1,000.00	1,023.34	0.37	1.89

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/ 365 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Diversified Payment Fund and the Board of Trustees of Voya Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Global Diversified Payment Fund (the “Fund”) (one of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolio of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Mutual Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended October 31, 2019, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

December 22, 2023

6

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2023

ASSETS:
Investments in securities at fair value*	$16,830
Investments in affiliated underlying funds at fair value**	211,814,003
Investments in unaffiliated underlying funds at fair value***	43,880,528
Short-term investments at fair value†	535,915
Cash collateral for futures contracts	2,899,999
Cash pledged as collateral for OTC derivatives (Note 2)	1,090,805
Receivables:
Investment securities sold	229,624
Fund shares sold	3,824
Interest	21
Variation margin on futures contracts	171,880
Unrealized appreciation on forward foreign currency contracts	206,530
Upfront payments paid on OTC swap agreements	214
Unrealized appreciation on OTC swap agreements	58,766
Prepaid expenses	15,682
Other assets	12,761
Total assets	260,937,382
LIABILITIES:
Income distribution payable	34,226
Payable for investment securities purchased	17,604
Payable for investments in affiliated underlying funds purchased	5,700
Payable for fund shares redeemed	1,084,552
Unrealized depreciation on forward foreign currency contracts	575,075
Unrealized depreciation on OTC swap agreements	19,442
Payable for investment management fees	61,600
Payable for distribution and shareholder service fees	56,206
Payable to trustees under the deferred compensation plan (Note 6)	12,761
Payable for trustee fees	714
Other accrued expenses and liabilities	376,573
Written options, at fair value^	227,924
Total liabilities	2,472,377
NET ASSETS	$258,465,005

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$321,213,731
Total distributable loss	(62,748,726)
NET ASSETS	$258,465,005

* Cost of investments in securities	$17,604
** Cost of investments in affiliated underlying funds	$257,770,054
*** Cost of investments in unaffiliated underlying funds	$50,474,049
† Cost of short-term investments	$535,915
^ Premiums received on written options	$229,624

See Accompanying Notes to Financial Statements

7

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2023(continued)

Class A
Net assets	$149,354,494
Shares authorized	unlimited
Par value	—
Shares outstanding	25,054,025
Net asset value and redemption price per share†	$5.96
Maximum offering price per share (5.75%)(1)	$6.32

Class C
Net assets	$27,397,566
Shares authorized	unlimited
Par value	—
Shares outstanding	4,406,235
Net asset value and redemption price per share†	$6.22

Class I
Net assets	$64,921,656
Shares authorized	unlimited
Par value	—
Shares outstanding	10,984,526
Net asset value and redemption price per share	$5.91

Class R
Net assets	$30,475
Shares authorized	unlimited
Par value	—
Shares outstanding	5,079
Net asset value and redemption price per share	$6.00

Class R6
Net assets	$184,155
Shares authorized	unlimited
Par value	—
Shares outstanding	31,173
Net asset value and redemption price per share	$5.91

Class W
Net assets	$16,576,659
Shares authorized	unlimited
Par value	—
Shares outstanding	2,820,958
Net asset value and redemption price per share	$5.88

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS for the year ended October 31, 2023

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$6,784,673
Dividends from unaffiliated underlying funds	1,424,595
Interest	108,336
Other	1,218
Total investment income	8,318,822
EXPENSES:
Investment management fees	675,427
Distribution and shareholder service fees:
Class A	405,236
Class C	355,483
Class R	169
Transfer agent fees:
Class A	98,811
Class C	21,692
Class I	46,612
Class R	20
Class R6	137
Class W	11,407
Shareholder reporting expense	40,400
Registration fees	86,298
Professional fees	47,966
Custody and accounting expense	20,034
Trustee fees	7,143
Miscellaneous expense	1,974
Interest expense	7,481
Total expenses	1,826,290
Waived and reimbursed fees	(14,075)
Net expenses	1,812,215
Net investment income	6,506,607
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	98,417
Sale of affiliated underlying funds	(5,188,984)
Sale of unaffiliated underlying funds	(3,829,382)
Capital gain distributions from affiliated underlying funds	2,644,730
Forward foreign currency contracts	2,000,724
Foreign currency related transactions	(623,590)
Futures	1,097,684
Swaps	(627,142)
Written options	(412,134)
Net realized loss	(4,839,677)
Net change in unrealized appreciation (depreciation) on:
Investments	54,598
Affiliated underlying funds	8,715,616
Unaffiliated underlying funds	7,723,317
Forward foreign currency contracts	(671,567)
Foreign currency related transactions	337
Futures	(1,062,172)
Swaps	(16,048)
Written options	1,700
Net change in unrealized appreciation (depreciation)	14,745,781
Net realized and unrealized gain	9,906,104
Increase in net assets resulting from operations	$16,412,711

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
FROM OPERATIONS:
Net investment income	$6,506,607	$5,920,779
Net realized gain (loss)	(4,839,677)	22,329,514
Net change in unrealized appreciation (depreciation)	14,745,781	(105,331,907)
Increase (decrease) in net assets resulting from operations	16,412,711	(77,081,614)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(4,529,886)	(21,883,610)
Class C	(745,783)	(7,103,335)
Class I	(2,209,188)	(10,699,589)
Class R	(741)	(29,490)
Class R6	(4,110)	(13,241)
Class W	(611,269)	(3,347,338)
Return of capital:
Class A	(7,113,909)	(168,912)
Class C	(1,427,783)	(51,784)
Class I	(3,057,840)	(77,601)
Class R	(1,374)	(211)
Class R6	(6,395)	(102)
Class W	(815,766)	(22,355)
Total distributions	(20,524,044)	(43,397,568)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,238,655	62,345,210
Reinvestment of distributions	20,067,819	42,529,272
	61,306,474	104,874,482
Cost of shares redeemed	(87,026,916)	(104,788,286)
Net increase (decrease) in net assets resulting from capital share transactions	(25,720,442)	86,196
Net decrease in net assets	(29,831,775)	(120,392,986)
NET ASSETS:
Beginning of year or period	288,296,780	408,689,766
End of year or period	$258,465,005	$288,296,780

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class A
10-31-23	6.08	0.14●	0.20	0.34	0.18	—	0.28	0.46	—	5.96	5.35	0.62	0.62	0.62	2.26	149,354	34
10-31-22	8.53	0.12●	(1.66)	(1.54)	0.28	0.62	0.01	0.91	—	6.08	(19.84)	0.69	0.69	0.69	1.66	157,046	44
10-31-21	7.30	0.11●	1.58	1.69	0.46	—	—	0.46	—	8.53	23.41	0.69	0.60	0.60	1.35	191,360	33
10-31-20	7.68	0.17	(0.09)	0.08	0.21	—	0.25	0.46	—	7.30	1.19	0.66	0.60	0.60	2.27	151,538	30
10-31-19	7.71	0.17	0.46	0.63	0.09	0.35	0.22	0.66	—	7.68	8.64	0.62	0.62	0.62	2.09	172,864	44
Class C
10-31-23	6.32	0.11●	0.20	0.31	0.13	—	0.28	0.41	—	6.22	4.71	1.37	1.37	1.37	1.65	27,398	34
10-31-22	8.84	0.08●	(1.74)	(1.66)	0.23	0.62	0.01	0.86	—	6.32	(20.46)	1.44	1.44	1.44	1.04	43,311	44
10-31-21	7.57	0.06●	1.62	1.68	0.41	—	—	0.41	—	8.84	22.42	1.44	1.35	1.35	0.67	84,713	33
10-31-20	7.95	0.12	(0.09)	0.03	0.16	—	0.25	0.41	—	7.57	0.51	1.41	1.35	1.35	1.59	86,216	30
10-31-19	7.98	0.11	0.47	0.58	0.04	0.35	0.22	0.61	—	7.95	7.69	1.37	1.37	1.37	1.39	114,650	44
Class I
10-31-23	6.03	0.16●	0.20	0.36	0.20	—	0.28	0.48	—	5.91	5.80	0.37	0.35	0.35	2.55	64,922	34
10-31-22	8.48	0.15●	(1.67)	(1.52)	0.30	0.62	0.01	0.93	—	6.03	(19.70)	0.45	0.38	0.38	2.03	68,160	44
10-31-21	7.26	0.14●	1.56	1.70	0.48	—	—	0.48	—	8.48	23.76	0.44	0.29	0.29	1.69	98,557	33
10-31-20	7.64	0.19	(0.09)	0.10	0.23	—	0.25	0.48	—	7.26	1.53	0.41	0.32	0.32	2.59	84,083	30
10-31-19	7.68	0.19	0.45	0.64	0.11	0.35	0.22	0.68	—	7.64	8.88	0.38	0.38	0.38	2.38	103,731	44
Class R
10-31-23	6.10	0.12●	0.21	0.33	0.15	—	0.28	0.43	—	6.00	5.27	0.87	0.87	0.87	1.92	30	34
10-31-22	8.56	0.11●	(1.69)	(1.58)	0.25	0.62	0.01	0.88	—	6.10	(20.17)	0.94	0.94	0.94	1.53	138	44
10-31-21	7.32	0.09●	1.58	1.67	0.43	—	—	0.43	—	8.56	23.13	0.94	0.85	0.85	1.07	296	33
10-31-20	7.69	0.15	(0.08)	0.07	0.19	—	0.25	0.44	—	7.32	0.99	0.91	0.85	0.85	2.12	282	30
10-31-19	7.71	0.14	0.47	0.61	0.06	0.35	0.22	0.63	—	7.69	8.44	0.87	0.87	0.87	1.78	353	44
Class R6
10-31-23	6.03	0.15●	0.21	0.36	0.20	—	0.28	0.48	—	5.91	5.80	0.37	0.35	0.35	2.36	184	34
10-31-22	8.47	0.14●	(1.65)	(1.51)	0.30	0.62	0.01	0.93	—	6.03	(19.60)	0.45	0.38	0.38	1.94	99	44
10-31-21	7.26	0.12●	1.57	1.69	0.48	—	—	0.48	—	8.47	23.62	1.05	0.29	0.29	1.40	119	33
10-31-20	7.64	0.19	(0.09)	0.10	0.23	—	0.25	0.48	—	7.26	1.53	1.02	0.32	0.32	2.38	64	30
10-31-19	7.69	0.15●	0.48	0.63	0.11	0.35	0.22	0.68	—	7.64	8.74	0.98	0.38	0.38	1.95	45	44
Class W
10-31-23	6.00	0.16●	0.20	0.36	0.20	—	0.28	0.48	—	5.88	5.83	0.37	0.37	0.37	2.59	16,577	34
10-31-22	8.44	0.15●	(1.66)	(1.51)	0.30	0.62	0.01	0.93	—	6.00	(19.67)	0.44	0.44	0.44	2.14	19,542	44
10-31-21	7.24	0.14●	1.54	1.68	0.48	—	—	0.48	—	8.44	23.54	0.44	0.35	0.35	1.66	33,646	33
10-31-20	7.62	0.18	(0.08)	0.10	0.23	—	0.25	0.48	—	7.24	1.54	0.41	0.35	0.35	2.50	32,287	30
10-31-19	7.67	0.18	0.45	0.63	0.11	0.35	0.22	0.68	—	7.62	8.76	0.37	0.37	0.37	2.36	34,984	44

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS (CONTINUED)

(4)	Ratios do not include expenses of the Underlying Funds.
●	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023

NOTE 1 — ORGANIZATION

Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are eleven separate active investment series. This report is for Voya Global Diversified Payment Fund (“Global Diversified Payment” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market

13

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years.

14

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Income Taxes It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Fund, there are also

15

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At October 31, 2023, the maximum amount of loss that the Fund would incur if its counterparties failed to perform would be $282,340 which represents the gross payments to be received on open purchased OTC options, forward foreign currency contracts and total return swaps were they to be unwound as of October 31, 2023. There was no collateral pledged to the Fund at October 31, 2023.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties.

These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

The Fund had a liability position of $822,441 on open forward foreign currency contracts, total return swaps and written OTC options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2023, the Fund could have been required to pay this amount in cash to its counterparties. The Fund pledged $1,090,805 in cash collateral at October 31, 2023 for its open OTC derivative transactions.

16

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Forward Foreign Currency Transactions and Futures Contracts. The Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the year ended October 31, 2023, the Fund entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund used forward foreign currency contracts as part of its tactical currency strategy.

During the year ended October 31, 2023, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $31,472,391 and $31,563,680, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at October 31, 2023.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2023, the Fund used futures to enact tactical positions and to provide the Fund with greater liquidity. The Fund had purchased and sold futures contracts on various equity indices. The Fund also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2023, the Fund had an average notional value on futures contracts purchased and sold of $27,684,177 and $28,386,832, respectively. Please refer to the tables within the Portfolio of Investments for open futures contracts at October 31, 2023.

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option,

17

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended October 31, 2023, the Fund has purchased and written options on equity indices in an attempt to manage the Fund’s exposure to a certain equity market and to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated Underlying Funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated Underlying Funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated Underlying Funds during periods of declining markets.

During the year ended October 31, 2023, the Fund had an average notional value on purchased and written equity options of $4,236,393 and $21,225,579, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written equity options at October 31, 2023.

I. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by the Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. The Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations. Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may

18

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. The Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

For the year ended October 31, 2023, the Fund entered into total return swaps on custom equity indices with an average notional amount of $38,628,067 on receiver total return swaps, respectively. Please refer to the tables within the Portfolio of Investments for open total return swaps at October 31, 2023.

J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2023, the cost of purchases and the proceeds from sales of investments, excluding short-term securities, were: $94,711,024 and $135,689,433, respectively.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.40% of the Fund’s average daily net assets invested in unaffiliated Underlying Funds or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I, Class R6 and Class W) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R shares pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2023, the Distributor retained the following amounts in sales charges:

19

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Initial Sales Charges:	$24,448	$—
Contingent Deferred Sales Charges:	$2,848	$947

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2023, the following affiliated investment company owned more than 5% of the Fund:

Affiliated Investment Company	Percentage
Voya Institutional Trust Company	6.22%

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in the Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended October 31, 2023, the per account fees for affiliated recordkeeping services paid by the Fund were $9,556.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below(1) :

Class A	Class C	Class I	Class R	Class R6	Class W
1.16%	1.91%	0.85%	1.41%	0.85%	0.91%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of October 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates, are as follows:

October 31,
2024	2025	2026	Total
$332,840	$—	$—	$332,840

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of October 31, 2023, are as follows:

	October 31,
	2024	2025	2026	Total
Class I	$63,722	$54,271	$14,048	$132,041
Class R6	626	76	27	729

The Expense Limitation Agreement is contractual through March 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 23, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum

20

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 8 — LINE OF CREDIT (continued)

on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Fund utilized the line of credit during the period ended October 31, 2023 as follows:

Approximate
	Approximate	Weighted
	Average	Average
	Daily Balance	Interest Rate
Days	For Days	For Days
Utilized	Utilized	Utilized
49	$990,286	5.55%

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

						Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
10/31/2023	3,422,927	—	1,790,990	(6,009,080)	—	(795,163)	21,632,679	—	11,298,265	(37,939,504)	—	(5,008,560)
10/31/2022	5,561,593	—	2,842,996	(4,999,758)	—	3,404,831	41,574,283	—	21,374,013	(35,375,654)	—	27,572,642
Class C
10/31/2023	247,090	—	326,059	(3,019,101)	—	(2,445,952)	1,624,822	—	2,144,139	(19,842,592)	—	(16,073,631)
10/31/2022	468,211	—	897,284	(4,096,732)	—	(2,731,237)	3,632,991	—	7,113,075	(31,334,547)	—	(20,588,481)
Class I
10/31/2023	2,765,684	—	836,250	(3,913,720)	—	(311,786)	17,267,338	—	5,234,701	(24,433,965)	—	(1,931,926)
10/31/2022	2,284,118	—	1,432,102	(4,046,902)	—	(330,682)	16,535,613	—	10,713,499	(28,617,066)	—	(1,367,954)
Class R
10/31/2023	—	—	334	(17,926)	—	(17,592)	—	—	2,115	(109,894)	—	(107,779)
10/31/2022	1,732	—	3,875	(17,515)	—	(11,908)	13,621	—	29,701	(120,636)	—	(77,314)
Class R6
10/31/2023	16,991	—	1,683	(3,875)	—	14,799	105,895	—	10,504	(23,978)	—	92,421
10/31/2022	8,391	—	1,799	(7,890)	—	2,300	61,237	—	13,343	(57,315)	—	17,265
Class W
10/31/2023	98,625	—	221,361	(754,079)	—	(434,093)	607,921	—	1,378,095	(4,676,983)	—	(2,690,967)
10/31/2022	74,347	—	437,878	(1,242,713)	—	(730,488)	527,465	—	3,285,641	(9,283,068)	—	(5,469,962)

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, swaps, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2023:

Paid-in	Distributable
Capital	Earnings
$53,468	$(53,468)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

21

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended		Year Ended
October 31, 2023		October 31, 2022
Ordinary	Return of	Ordinary	Long-term	Return of
Income	Capital	Income	Capital Gains	Capital
$8,100,977	$12,423,067	$13,228,565	$29,848,038	$320,965

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2023 were:

Unrealized				Total
Appreciation/	Capital Loss Carryforwards			Distributable
(Depreciation)	Amount	Character	Expiration	Earnings/(Loss)
$(53,027,629)	$(486,571)	Short-term	None	$(62,748,726)
	(9,234,526)	Long-term	None
$(9,721,097)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of October 31, 2023, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Fund and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 12 — MARKET DISRUPTION

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in

22

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 12 — MARKET DISRUPTION (continued)

significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue, to adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Fund's financial statements.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2023, the Fund declared dividends of:

	Per Share	Payable	Record
	Amount	Date	Date
Class A	$0.0380	December 1, 2023	November 29, 2023
Class C	$0.0340	December 1, 2023	November 29, 2023
Class I	$0.0400	December 1, 2023	November 29, 2023
Class R	$0.0360	December 1, 2023	November 29, 2023
Class R6	$0.0400	December 1, 2023	November 29, 2023
Class W	$0.0400	December 1, 2023	November 29, 2023

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

23

Voya Global Diversified Payment Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023

			Percentage
			of Net
Shares		Value	Assets
EXCHANGE-TRADED FUNDS: 6.9%
104,986	Schwab U.S. TIPS ETF	$5,251,399	2.0
136,048	Vanguard Global ex- U.S. Real Estate ETF	5,086,835	2.0
103,401	Vanguard Real Estate ETF	7,540,001	2.9
	Total Exchange-Traded Funds (Cost $22,343,083)	17,878,235	6.9
MUTUAL FUNDS: 92.0%
	Affiliated Investment Companies: 81.9%
967,375	Voya Floating Rate Fund - Class I	7,990,521	3.1
1,928,239	Voya Global Bond Fund - Class R6	13,112,025	5.1
4,063,752	Voya High Yield Bond Fund - Class R6	26,333,113	10.2
4,510,457	Voya Intermediate Bond Fund - Class R6	36,670,016	14.2
418,112	Voya Large Cap Growth Fund - Class R6	17,067,350	6.6
977,277	Voya Large Cap Value Fund - Class R6	11,844,599	4.6
312,535 (1)	Voya MidCap Opportunities Fund - Class R6	6,594,491	2.5
1,196,185	Voya Multi-Manager Emerging Markets Equity Fund - Class I	10,346,999	4.0
2,609,227	Voya Multi-Manager International Equity Fund - Class I	23,143,846	8.9
3,151,691	Voya Multi-Manager International Factors Fund - Class I	26,222,066	10.1
788,964	Voya Multi-Manager Mid Cap Value Fund - Class I	6,579,957	2.5
580,996	Voya Short Term Bond Fund - Class R6	5,341,609	2.1
599,176	Voya Small Company Fund - Class R6	7,429,784	2.9
1,372,793	Voya U.S. High Dividend Low Volatility Fund - Class R6	13,137,627	5.1
		211,814,003	81.9
	Unaffiliated Investment Companies: 10.1%
561,241	TIAA-CREF S&P 500 Index Fund - Institutional Class	26,002,293	10.1
	Total Mutual Funds (Cost $285,901,020)	237,816,296	92.0

			Percentage
			of Net
Shares		Value	Assets
PURCHASED OPTIONS(2): 0.0%
	Total Purchased Options (Cost $17,604)	$16,830	0.0
	Total Long-Term Investments (Cost $308,261,707)	255,711,361	98.9

			Percentage
			of Net
Shares		Value	Assets
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
535,915 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.240%	535,915	0.2
	Total Short-Term Investments (Cost $535,915)	535,915	0.2
	Total Investments in Securities (Cost $308,797,622)	$256,247,276	99.1
	Assets in Excess of Other Liabilities	2,217,729	0.9
	Net Assets	$258,465,005	100.0

(1)	Non-income producing security.

(2)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(3)	Rate shown is the 7-day yield as of October 31, 2023.

See Accompanying Notes to Financial Statements

24

Voya Global Diversified Payment Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	October 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$17,878,235	$—	$—	$17,878,235
Mutual Funds	237,816,296	—	—	237,816,296
Purchased Options	—	16,830	—	16,830
Short-Term Investments	535,915	—	—	535,915
Total Investments, at fair value	$256,230,446	$16,830	$—	$256,247,276
Other Financial Instruments+
Forward Foreign Currency Contracts	—	206,530	—	206,530
Futures	1,436,918	—	—	1,436,918
OTC Swaps	—	58,766	—	58,766
Total Assets	$257,667,364	$282,126	$—	$257,949,490
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(575,075)	$—	$(575,075)
Futures	(1,860,526)	—	—	(1,860,526)
OTC Swaps	—	(19,442)	—	(19,442)
Written Options	—	(227,924)	—	(227,924)
Total Liabilities	$(1,860,526)	$(822,441)	$—	$(2,682,967)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended October 31, 2023, where the following issuers were considered an affiliate:

				Change In	Ending			Net
	Beginning			Unrealized	Fair		Realized	Capital
	Fair Value	Purchases	Sales	Appreciation/	Value at	Investment	Gains/	Gain
Issuer	at 10/31/2022	at Cost	at Cost	(Depreciation)	10/31/2023	Income	(Losses)	Distributions
Voya Floating Rate Fund - Class I	$8,764,667	$1,008,812	$(2,003,218)	$220,260	$7,990,521	$770,295	$(186,653)	$—
Voya Global Bond Fund - Class R6	20,348,478	530,606	(9,344,217)	1,577,158	13,112,025	530,551	(1,308,697)	—
Voya High Yield Bond Fund - Class R6	6,019,915	24,053,025	(2,913,531)	(826,296)	26,333,113	1,265,676	(65,964)	82,357
Voya Intermediate Bond Fund - Class R6	37,264,234	14,461,839	(14,142,557)	(913,500)	36,670,016	1,549,235	(76,494)	—
Voya Large Cap Growth Fund - Class R6	—	19,461,429	(3,957,820)	1,563,741	17,067,350	2	325,730	—
Voya Large Cap Value Fund - Class R6	13,613,159	947,102	(2,277,783)	(437,879)	11,844,599	206,629	(50,045)	740,474
Voya MidCap Opportunities Fund - Class R6	6,180,778	1,178,210	(1,055,396)	290,899	6,594,491	—	(17,063)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,584,533	6,035,067	(1,728,092)	455,491	10,346,999	242,067	(46,512)	—
Voya Multi-Manager International Equity Fund - Class I	20,441,365	6,736,000	(7,122,711)	3,089,192	23,143,846	243,437	(1,280,806)	—
Voya Multi-Manager International Factors Fund - Class I	35,233,091	1,236,304	(16,699,252)	6,451,923	26,222,066	1,236,304	(2,448,789)	—

See Accompanying Notes to Financial Statements

25

Voya Global Diversified Payment Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

				Change In	Ending			Net
	Beginning			Unrealized	Fair		Realized	Capital
	Fair Value	Purchases	Sales	Appreciation/	Value at	Investment	Gains/	Gain
Issuer	at 10/31/2022	at Cost	at Cost	(Depreciation)	10/31/2023	Income	(Losses)	Distributions
Voya Multi-Manager Mid Cap Value Fund - Class I	$6,094,641	$1,915,004	$(813,189)	$(616,499)	$6,579,957	$91,426	$(28,310)	$378,095
Voya Short Term Bond Fund - Class R6	5,834,931	4,915,359	(5,434,367)	25,686	5,341,609	226,378	(14,877)	—
Voya Small Company Fund - Class R6	9,284,661	139,636	(1,837,706)	(156,807)	7,429,784	40,779	14,218	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	15,139,344	2,202,998	(2,196,962)	(2,007,753)	13,137,627	381,894	(4,722)	1,443,804
	$189,803,797	$84,821,391	$(71,526,801)	$8,715,616	$211,814,003	$6,784,673	$(5,188,984)	$2,644,730

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At October 31, 2023, the following forward foreign currency contracts were outstanding for Voya Global Diversified Payment Fund:

						Unrealized
						Appreciation
Currency Purchased		Currency Sold		Counterparty	Settlement Date	(Depreciation)
NOK	103,900,000	USD	9,606,967	Bank of America N.A.	11/03/23	$(305,760)
USD	3,936,956	SGD	5,400,000	BNP Paribas	11/03/23	(7,282)
GBP	3,700,000	USD	4,486,973	Morgan Stanley Capital Services LLC	11/03/23	10,223
USD	8,521,502	CHF	7,800,000	Standard Chartered Bank	11/03/23	(54,190)
NZD	12,700,000	USD	7,564,196	Standard Chartered Bank	11/03/23	(165,138)
USD	3,222,265	CAD	4,400,000	The Bank of New York Mellon	11/03/23	49,336
SEK	35,400,000	USD	3,214,185	The Bank of New York Mellon	11/03/23	(42,705)
USD	9,099,065	JPY	1,356,000,000	The Bank of New York Mellon	11/06/23	146,971
						$(368,545)

At October 31, 2023, the following futures contracts were outstanding for Voya Global Diversified Payment Fund:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Description	of Contracts	Date	Amount	(Depreciation)
Long Contracts:
S&P 500 E-Mini	102	12/15/23	$21,482,475	$(1,564,309)
Tokyo Price Index (TOPIX)	60	12/07/23	8,922,316	(296,217)
			$30,404,791	$(1,860,526)
Short Contracts:
EURO STOXX 50 Index	(316)	12/15/23	(13,608,439)	676,800
MSCI Emerging Markets Index	(182)	12/15/23	(8,364,720)	630,764
U.S. Treasury 5-Year Note	(83)	12/29/23	(8,671,555)	129,354
			$(30,644,714)	$1,436,918

At October 31, 2023, the following OTC total return swaps were outstanding for Voya Global Diversified Payment Fund:

		Reference	(Pay)/	Floating					Upfront
Pay/Receive		Entity	Receive	Rate					Payments	Unrealized
Total		Payment	Financing	Payment		Termination	Notional	Fair	Paid/	Appreciation/
Return(1)	Reference Entity	Frequency	Rate	Frequency	Counterparty	Date	Amount	Value	(Received)	(Depreciation)
Receive	JPMorgan JPUSVCO1 Index(2)	Quarterly	(0.06)%	Quarterly	JPMorgan Chase Bank N.A.	08/30/24	USD 8,304,020	$26,830	$—	$26,830
Receive	JPMorgan JPUSVCO2 Index(3)	Quarterly	(0.06)%	Quarterly	JPMorgan Chase Bank N.A.	08/30/24	USD 14,108,262	(19,442)	—	(19,442)
Receive	Morgan Stanley SPX 1-month Volatility Premium Intraday Hedge Index(4)	Quarterly	0.00%	Quarterly	Morgan Stanley Capital Services LLC	08/30/24	USD 8,301,413	29,545	105	29,440

See Accompanying Notes to Financial Statements

26

Voya Global Diversified Payment Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

		Reference	(Pay)/	Floating					Upfront
Pay/Receive		Entity	Receive	Rate					Payments	Unrealized
Total		Payment	Financing	Payment		Termination	Notional	Fair	Paid/	Appreciation/
Return(1)	Reference Entity	Frequency	Rate	Frequency	Counterparty	Date	Amount	Value	(Received)	(Depreciation)
Receive	Morgan Stanley SPX 2-month Volatility Premium Intraday Hedge Index(5)	Quarterly	0.00%	Quarterly	Morgan Stanley Capital Services LLC	08/30/24	USD 6,100,494	$2,605	$109	$2,496
								$39,538	$214	$39,324

(1)	The Fund will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the Fund has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the Fund has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

(2)	The following table represents the individual positions within the total return swap as of October 31, 2023:

	Notional
Reference Entity	Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/15/23	$283,810	3.42%
Written Call Options
S&P 500® Index, Strike Price $4,425, expires 11/17/23	(2,857)	(0.03)%
Cash	8,023,067	96.62%
Total Notional Amount	$8,304,020	100%

(3)	The following table represents the individual positions within the total return swap as of October 31, 2023:

	Notional
Reference Entity	Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/15/23	$3,125,577	22.15%
Written Call Options
S&P 500® Index, Strike Price $4,290, expires 11/24/23	(73,290)	(0.52)%
Cash	11,055,975	78.37%
Total Notional Amount	$14,108,262	100%

(4)	The following table represents the individual positions within the total return swap as of October 31, 2023:

	Notional
Reference Entity	Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/15/23	$461,967	5.56%
Written Call Options
S&P 500® Index, Strike Price $4,390, expires 11/17/23	(6,784)	(0.08)%
Cash	7,846,230	94.52%
Total Notional Amount	$8,301,413	100%

See Accompanying Notes to Financial Statements

27

Voya Global Diversified Payment Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

(5)	The following table represents the individual positions within the total return swap as of October 31, 2023:

	Notional
Reference Entity	Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/15/23	$478,877	7.85%
Written Call Options
S&P 500® Index, Strike Price $4,350, expires 12/15/23	(1,588)	(0.03)%
S&P 500® Index, Strike Price $4,550, expires 11/17/23	(10)	—%
S&P 500® Index, Strike Price $4,425, expires 11/17/23	(154)	—%
S&P 500® Index, Strike Price $4,480, expires 11/17/23	(77)	—%
S&P 500® Index, Strike Price $4,430, expires 11/17/23	(140)	—%
S&P 500® Index, Strike Price $4,390, expires 11/17/23	(166)	—%
S&P 500® Index, Strike Price $4,340, expires 11/17/23	(447)	(0.01)%
S&P 500® Index, Strike Price $4,380, expires 11/17/23	(207)	—%
S&P 500® Index, Strike Price $4,470, expires 11/17/23	(31)	—%
S&P 500® Index, Strike Price $4,440, expires 11/17/23	(57)	—%
S&P 500® Index, Strike Price $4,280, expires 12/15/23	(2,922)	(0.05)%
S&P 500® Index, Strike Price $4,380, expires 12/15/23	(1,176)	(0.02)%
S&P 500® Index, Strike Price $4,485, expires 11/17/23	(47)	—%
S&P 500® Index, Strike Price $4,445, expires 11/17/23	(101)	—%
S&P 500® Index, Strike Price $4,395, expires 11/17/23	(150)	—%
S&P 500® Index, Strike Price $4,585, expires 11/17/23	(8)	—%
S&P 500® Index, Strike Price $4,465, expires 11/17/23	(68)	—%
S&P 500® Index, Strike Price $4,405, expires 11/17/23	(119)	—%
S&P 500® Index, Strike Price $4,495, expires 11/17/23	(21)	—%
S&P 500® Index, Strike Price $4,435, expires 11/17/23	(63)	—%
S&P 500® Index, Strike Price $4,595, expires 11/17/23	(7)	—%
S&P 500® Index, Strike Price $4,315, expires 12/15/23	(2,178)	(0.04)%
S&P 500® Index, Strike Price $4,300, expires 12/15/23	(2,486)	(0.04)%
S&P 500® Index, Strike Price $4,400, expires 12/15/23	(948)	(0.02)%
	(13,171)	(0.21)%
Cash	5,634,788	92.36%
Total Notional Amount	$6,100,494	100%

*	Notional amount represents the fair value of each underlying component (including the financing rate, if any) allocated to each underlying component on a pro-rata basis.

At October 31, 2023, the following OTC purchased equity options were outstanding for Voya Global Diversified Payment Fund:

			Expiration	Exercise	Number of	Notional
Description	Counterparty	Put/Call	Date	Price	Contracts	Amount	Cost	Fair Value
S&P 500® Index	JPMorgan Chase Bank N.A.	Call	11/30/23	USD 4,351.070	954	USD 4,000,885	$17,604	$16,830
							$17,604	$16,830

At October 31, 2023, the following OTC written equity options were outstanding for Voya Global Diversified Payment Fund:

		Put/	Expiration	Exercise	Number of	Notional	Premiums
Description	Counterparty	Call	Date	Price	Contracts	Amount	Received	Fair Value
S&P 500® Index	JPMorgan Chase Bank N.A.	Call	11/30/23	USD 4,204.280	954	USD 4,000,885	$73,576	$(72,873)
S&P 500® Index	JPMorgan Chase Bank N.A.	Call	11/30/23	USD 4,256.710	1,884	USD 7,901,119	93,945	(93,426)

See Accompanying Notes to Financial Statements

28

Voya Global Diversified Payment Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

		Put/	Expiration	Exercise	Number of	Notional	Premiums
Description	Counterparty	Call	Date	Price	Contracts	Amount	Received	Fair Value
S&P 500® Index	JPMorgan Chase Bank N.A.	Call	11/30/23	USD 4,298.650	1,884	USD 7,901,120	$62,103	$(61,625)
							$229,624	$(227,924)

Currency Abbreviations:			Currency Abbreviations:
CAD	—	Canadian Dollar	NZD	—	New Zealand Dollar
CHF	—	Swiss Franc	SEK	—	Swedish Krona
GBP	—	British Pound	SGD	—	Singapore Dollar
JPY	—	Japanese Yen	USD	—	United States Dollar
NOK	—	Norwegian Krone

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$16,830
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	206,530
Interest rate contracts	Variation margin receivable on futures contracts**	129,354
Equity contracts	Variation margin receivable on futures contracts**	1,307,564
Equity contracts	Upfront payments paid on OTC swap agreements	214
Equity contracts	Unrealized appreciation on OTC swap agreements	58,766
Total Asset Derivatives		$1,719,258
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$575,075
Equity contracts	Variation margin payable on futures contracts**	1,860,526
Equity contracts	Unrealized depreciation on OTC swap agreements	19,442
Equity contracts	Written options, at fair value	227,924
Total Liability Derivatives		$2,682,967

*	Includes purchased options.
**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

		Forward
		foreign
Derivatives not accounted for as hedging		currency			Written
Instruments	Investments*	contracts	Futures	Swaps	options	Total
Equity contracts	$(34,668)	$—	$1,230,329	$(627,142)	$(412,134)	$156,386
Foreign exchange contracts	—	2,000,724	—	—	—	2,000,724
Interest rate contracts	—	—	(132,645)	—	—	(132,645)
Total	$(34,668)	$2,000,724	$1,097,684	$(627,142)	$(412,134)	$2,024,465

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

See Accompanying Notes to Financial Statements

29

Voya Global Diversified Payment Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

		Forward
		foreign
Derivatives not accounted for as hedging		currency			Written
Instruments	Investments*	contracts	Futures	Swaps	options	Total
Equity contracts	$(774)	$—	$(2,026,000)	$(16,048)	$1,700	$(2,041,122)
Foreign exchange contracts	—	(671,567)	—	—	—	(671,567)
Interest rate contracts	—	—	963,828	—	—	963,828
Total	$(774)	$(671,567)	$(1,062,172)	$(16,048)	$1,700	$(1,748,861)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2023:

				Morgan
			JPMorgan	Stanley	Standard	The Bank
	Bank of		Chase Bank	Capital	Chartered	of New York
	America N.A.	BNP Paribas	N.A.	Services LLC	Bank	Mellon	Total
Assets:
Purchased options	$—	$—	$16,830	$—	$—	$—	$16,830
Forward foreign currency contracts	—	—	—	10,223	—	196,307	206,530
OTC Total return swaps	—	—	26,830	32,150	—	—	58,980
Total Assets	$—	$—	$43,660	$42,373	$—	$196,307	$282,340
Liabilities:
Forward foreign currency contracts	$305,760	$7,282	$—	$—	$219,328	$42,705	$575,075
OTC Total return swaps	—	—	19,442	—	—	—	19,442
Written options	—	—	227,924	—	—	—	227,924
Total Liabilities	$305,760	$7,282	$247,366	$—	$219,328	$42,705	$822,441
Net OTC derivative instruments by counterparty, at fair value	$(305,760)	$(7,282)	$(203,706)	$42,373	$(219,328)	$153,602	$(540,101)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$203,706	$—	$—	$—	$203,706
Net Exposure(1)(2)	$(305,760)	$(7,282)	$—	$42,373	$(219,328)	$153,602	$(336,395)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.
(2)	At October 31, 2023, the Fund had pledged $680,000 and $410,805 in cash collateral to JPMorgan Chase Bank N.A and Morgan Stanley Capital Services LLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

At October 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $308,294,704.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,228,668
Gross Unrealized Depreciation	(56,256,297)
Net Unrealized Depreciation	$(53,027,629)

See Accompanying Notes to Financial Statements

30

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the tax year ended October 31, 2023 were as follows:

Fund Name	Type	Per Share Amount
Voya Global Diversified Payment Fund
Class A	NII	$0.1772
Class C	NII	$0.1292
Class I	NII	$0.2012
Class R	NII	$0.1532
Class R6	NII	$0.2012
Class W	NII	$0.2012
All Classes	ROC	$0.2788

NII — Net investment income

ROC — Return of capital

Of the ordinary distributions made during the year ended October 31, 2023, 20.51% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the year ended October 31, 2023, 44.08% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

The Fund designates $104,514 as Section 199A dividends.

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designated the following amounts as foreign taxes paid for the year ended October 31, 2023:

Creditable		Portion of Ordinary Income
Foreign	Per Share	Distribution Derived from
Taxes Paid	Amount	Foreign Sourced Income*
$292,959	$0.0068	9.39%

* None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s year end of October 31, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

31

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				funds in
			Principal	Fund
			Occupation(s)	Complex
	Position(s)	Term of Office and	–	Overseen
	Held with the	Length of Time	During the	by	Other Board Positions
Name, Address and Age	Trust	Served(1)	Past 5 Years	Trustee(2)	Held by Trustee
Independent Trustees:

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020–Present November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	139	Stanley Global Engineering (2020–Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008– December 2019).	139	None.

Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	139	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015–Present	Retired.	139	None.

32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

				Number of
				funds in
			Principal	Fund
			Occupation(s)	Complex
	Position(s)	Term of Office and	–	Overseen
	Held with the	Length of Time	During the	by	Other Board Positions
Name, Address and Age	Trust	Served(1)	Past 5 Years	Trustee(2)	Held by Trustee
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	139	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006–Present	Consultant (May 2001–Present).	139	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015–Present	Retired.	139	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2023.

33

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

	Position(s)	Term of Office and
	Held with the	Length of Time
Name, Address and Age	Trust	Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 - Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022–Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

34

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

	Position(s)	Term of Office and
	Held with the	Length of Time
Name, Address and Age	Trust	Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 - Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 - Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 - Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 1999 – Present	Vice President, Voya Investments, LLC (August 1997 - Present); Vice President, Voya Funds Services, LLC (November 1995 - Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022–Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013–Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022–Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

35

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

	Position(s)	Term of Office and
	Held with the	Length of Time
Name, Address and Age	Trust	Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022–Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018–Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

36

ADDITIONAL INFORMATION (UNAUDITED)

MANAGED PAYMENT POLICY

The Fund’s Managed Payment Policy is designed to provide investors with regular cash flows from their investment. The policy provides for 12 level monthly payments throughout each calendar year. This payment policy enables investors to target the total dollar amount of the monthly payments they receive from their holdings in the Fund each year by purchasing the number of shares that will translate into their target monthly payment amount.

For the calendar year 2023, the Fund will make a level monthly payment of $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares and $0.040 per share for Class W shares. The level monthly payment amount for calendar year 2023 will be the product of: (i) the annual payment rate (“Annual Payment Rate”) of 6.30% for Class A shares, 5.40% for Class C shares, 6.61% for Class I shares, 5.95% for Class R shares, 6.61% for Class R6 shares and 6.55% for Class W shares, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of $380 from their holdings in Class A shares, $340 from their holdings in Class C shares, $400 from their holdings in Class I shares, $360 from holdings in Class R shares, $400 from holdings in Class R6 shares and $400 from holdings in Class W shares from the Fund during 2023.

The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.

Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: (i) the Annual Payment Rate, for the Fund’s shares; and (ii) the Trailing Average Account Value which will vary for the Fund’s shares.

While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.

Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.

MONTHLY PAYMENTS AND ADDITIONAL DISTRIBUTIONS

In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

RETURN OF CAPITAL

Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year- to-date payments through the

37

ADDITIONAL INFORMATION (Unaudited) (continued)

preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if	any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling or exchanging the shares.

38

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
301 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	163053 (1023)

Annual Report

October 31, 2023

Classes A, C, I, R, R6 and W

◾	Voya International High Dividend Low Volatility Fund
◾	Voya Multi-Manager Emerging Markets Equity Fund
◾	Voya Multi-Manager International Equity Fund
◾	Voya Multi-Manager International Factors Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

E-Delivery Sign-up – details inside

INVESTMENT MANAGEMENT voyainvestments.com

Portfolio Managers’ Report	2
Shareholder Expense Examples	13
Report of Independent Registered Public Accounting Firm	14
Statements of Assets and Liabilities	15
Statements of Operations	17
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	23
Portfolios of Investments	37
Tax Information	65
Trustee and Officer Information	67
Advisory and Sub-Advisory Contract Approval Discussion	72

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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Benchmark Descriptions

Index	Description
MSCI All Country World (ex-U.S.) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East®(“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Value Index	The index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada.

1

Voya International High Dividend
Low Volatility Fund	Portfolio Managers’ Report

Voya International High Dividend Low Volatility Fund (the “Fund”) seeks maximum total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Kai Yee Wong, and Peg DiOrio, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.84% compared to the MSCI EAFE® Value IndexSM (the “Index” or “MSCI EAFE® Value”) which returned 18.11%.

Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark. In terms of the Fund’s performance, the core model detracted along with the smaller market capitalization tilt while the higher dividend yield and lower beta positioning contributed. Within the core model, the primary detractor was the valuation indicator.

On the regional level, stock selection within Europe had the largest negative impact on performance. On the sector level, the stock selection in the communication services and real estate sectors had the largest positive impact on performance. Conversely, the largest detractor from performance came from the stock selection in the financials sector followed by selection in the materials and industrials sectors.

Geographic Diversification
as of October 31, 2023

(as a percentage of net assets)

Japan	24.6%
United Kingdom	16.6%
Australia	7.9%
France	7.1%
Netherlands	7.1%
Switzerland	7.1%
Germany	6.5%
Spain	5.6%
Italy	5.3%
Hong Kong	3.3%
Countries between 0.2% - 1.4%^	5.7%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%

*	Includes short-term investments and exchange-traded funds.
^	Includes 12 countries, which each 0.2% - 1.4% of net assets.

Portfolio holdings are subject to change daily.

At the individual stock level, not owning Bayer AG and SoftBank Group Corp., as well as the overweight to Nippon Steel Corp. were among the key contributors for the period. The key detractors for the period included the underweight in UniCredit S.p.A., overweight to Bank Leumi Le-Israel Ltd. and not owning Mitsubishi Corp.

Top Ten Holdings

as of October 31, 2023*

(as a percentage of net assets)

Novartis AG	2.7%
HSBC Holdings PLC	2.5%
iShares MSCI EAFE Value ETF	2.4%
BP PLC	2.1%
Sanofi	2.0%
Allianz SE	1.9%
Shell PLC	1.8%
GSK PLC	1.6%
Zurich Insurance Group AG	1.6%
BHP Group Ltd. - Class DI	1.5%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

The Fund typically utilizes Index futures to maintain equity-like exposure for its cash position, while retaining its cash-like liquidity. The Fund’s use of derivatives during the reporting period had no material impact on results.

Current Strategy and Outlook: This is an actively managed investment strategy designed to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. The investment process creates a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is optimized to achieve its dividend, alpha and volatility objectives.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

2

Voya International High Dividend
Portfolio Managers’ Report	Low Volatility Fund

Average Annual Total Returns for the Periods Ended October 31, 2023
			Since
	1 Year	5 Year	Inception
Including Sales Charge:
Class A(1)	9.17%	1.60%	2.48%(2)
Class I	16.22%	3.14%	3.66%(2)
Class R6(3)	15.89%	3.09%	4.08%
Excluding Sales Charge:
Class A	15.84%	2.82%	3.36%(2)
Class I	16.22%	3.14%	3.66%(2)
Class R6(3)	15.89%	3.09%	4.08%
MSCI EAFE® Value	18.11%	3.30%	3.99%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya International High Dividend Low Volatility Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Class A and I inception date was December 6, 2016.
(3)	Class R6 incepted on February 28, 2020. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

3

Voya Multi-Manager
Emerging Markets Equity Fund	Portfolio Managers’ Report

Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers - Voya Investment Management Co. LLC (“Voya IM”), Sustainable Growth Advisors, LP (“SGA”)*, and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: HK Gupta, Robert Rohn and Kishore Rao Portfolio Managers of the Sleeve that is managed by SGA; Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.

Performance: For the year ended October 31, 2023, the Fund’s Class A shares provided a total return of 11.94%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 10.80% for the same period.

Geographic Diversification
as of October 31, 2023

(as a percentage of net assets)

China	21.5%
South Korea	15.5%
India	14.8%
Taiwan	13.2%
Brazil	8.1%
Mexico	7.6%
Thailand	2.0%
Indonesia	2.0%
South Africa	1.6%
Argentina	1.3%
Countries between 0.0% - 1.2%^	11.2%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

*	Includes short-term investments.
^	Includes 22 countries, which each 0.0% - 1.2% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings

as of October 31, 2023*

(as a percentage of net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	5.5%
Samsung Electronics Co. Ltd.	4.1%
Reliance Industries Ltd.	3.9%
Tencent Holdings Ltd.	3.2%
SK Hynix, Inc.	2.8%
MediaTek, Inc.	2.8%
SK Square Co. Ltd.	2.4%
Fomento Economico Mexicano SAB de CV - Foreign	2.3%
Alibaba Group Holding Ltd.	2.2%
Kweichow Moutai Co. Ltd. - Sanghai - Class A	1.8%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio Specifics: Delaware Sleeve — The Sleeve’s positioning in the technology sector contributed to performance. In South Korea, shares of SK Hynix Inc. outperformed as memory chip manufacturers announced reductions to their supply growth. In our opinion, these reductions may help the industry digest excess inventory and limit further price declines. Separately, we believe rising demand for applications related to artificial intelligence (AI) may bolster SK Hynix’s sales of high-bandwidth memory chips. In Taiwan, shares of MediaTek Inc. outperformed as smartphone demand appeared to improve.

On the negative side, shares of JD.com Inc. in China underperformed. Amid flagging consumer confidence and limited policy stimulus measures, Chinese consumer preferences appeared to shift toward lower-end, value-for-money products. This trend contributed to JD.com ceding market share to competitors. In Chile, shares of Sociedad Quimica Y Minera underperformed as concerns about electric vehicle demand contributed to declining lithium prices. Potential policy changes by the Chilean government toward the mining sector further contributed to volatility. In Mexico, shares of Grupo Televisa SAB underperformed amid intensifying competitive pressures in its cable business.

SGA Sleeve* – From July 14, 2023 – October 31, 2023, the Sleeve underperformed its benchmark. Weak economic data and underwhelming stimulus efforts raised doubts about a recovery in China and concerns about weak Chinese demand weighed on other emerging markets. Rising bond yields and a stronger U.S. dollar dragged on emerging market currencies and companies with faster growth and higher valuations. In a down market environment, the reward to quality factors was mixed. There was broad weakness across emerging markets, with Asian markets particularly weak. Indian equities held up relatively better on the back of improving economic data, as did emerging markets in Europe. Stock selection detracted from portfolio returns, particularly in the Financials, Health Care, and Consumer Staples sectors. Selection in Information Technology and Materials contributed positively to returns. Allocation effects, which are purely a byproduct of the Sleeve’s fundamental investment process, contributed to returns due in part to an overweight to Consumer Staples. A lack of exposure to the Energy sector detracted from relative results. The largest contributors to Sleeve returns were FEMSA, Mercado Libre, and Sanlam, while Bajaj Finance and Adidas detracted the least. The largest detractors were HDFC Bank, JD.com, Shandong Weigao, CP All, and Kakao.

Van Eck Associates Sleeve* - From November 1, 2023 – June 30, 2023, the Sleeve underperformed its benchmark. On a company level, Prosus N.V., Bank of Georgia and Bloomberry Resorts Corporation contributed to relative performance while Vamos Locacoa, Tencent Holdings Ltd. and PT Bank BTPN Syariah detracted. On a sector level, Consumer Discretionary,

4

Voya Multi-Manager
Portfolio Managers’ Report	Emerging Markets Equity Fund

Financials and Utilities contributed to relative performance, whereas Industrials, Communication Services and I.T. detracted. On a country level, Saudi Arabia, Georgia and Philippines contributed to relative performance while China, Brazil and South Korea detracted,

Voya IM Sleeve - The Sleeve employs a “passive management” approach designed to track the performance of the FTSE Emerging Plus Korea Select Factor index (“FTSE index”). Generally, the Sleeve will invest in all of the securities in the FTSE index in weightings consistent with that of the FTSE index. The Sleeve’s portfolio may not always hold all of the same securities as the FTSE index. The Sleeve is gauged against the MSCI Emerging Markets Index for reporting purposes.

As a passively implemented, multi-factor strategy, the Sleeve benefitted from its lower volatility, higher quality, small cap value orientation relative to the index. From a country perspective, both allocations to and security selection within countries contributed to results. Overweights to Taiwan and Greece, as well as an underweight in Saudi Arabia, were the biggest contributors. Security selection within India and Brazil were the biggest contributors to security selection. From a sector perspective, both allocation and selection impacts were positive contributors, though security selection was stronger. Selection within industrials, materials and utilities were the biggest contributors, while communication services was a detractor.

The Sleeve utilizes derivatives such as futures on individual securities and indexes, to maintain its passive strategy of mirroring the FTSE Index while benchmarking itself against the MSCI EMSM Index. During the reporting period, the Sleeve’s use of futures contributed slightly to relative results.

Current Strategy & Outlook: Delaware Sleeve - We believe that the near-term outlook remains clouded by a host of issues including US monetary policy, concerns about global economic growth, and escalating geopolitical tension. As such, we expect market conditions to remain volatile. Nonetheless, we do not believe these uncertainties have derailed long-term growth opportunities underpinned by secular trends such as digitalization and consumption premiumization (consumers’ preference for high-quality, healthy, and premium products). Furthermore, we believe that equity valuations across several pockets of the emerging markets universe appear attractive.

Among countries, the Sleeve currently holds overweight positions in South Korea, Mexico, and Brazil. Conversely, the Sleeve is currently underweight relative to the benchmark in the Middle East, Southeast Asia, China, and South Africa. Sectors we currently favor include technology (particularly leading-edge semiconductor manufacturing), consumer staples (concentrated in China), and energy (largely due to Reliance Industries Ltd.). The Sleeve is most underweight financials, consumer discretionary, and materials.

SGA Sleeve - We remain focused on assembling a portfolio of attractively valued high quality companies that we believe can reliably compound earnings and cash flows at above average rates with less macroeconomic sensitivity over the long-term. Over full market cycles, we believe these unique businesses should be rewarded by the market and deliver strong absolute and relative returns with lower levels of risk. While the Sleeve and benchmark have similar three-year growth forecasts, given the growing strains on the global economy we view expectations for the broader market as optimistic and believe the Sleeve’s portfolio companies are better positioned to deliver growth

Voya IM Sleeve - The Sleeve invests principally in equity securities and employs a “passive management” approach designed to track the performance of the FTSE Index.

* Effective July 14, 2023, Van Eck Associates (“VanEck) was removed as one of the sub-advisers to the Fund and SGA was appointment as a sub-adviser to the Fund with related changes to the Fund’s principal investment strategies and portfolio managers. From June 30, 2023, through the close of business on July 14, 2023, the Fund was in transition during which time the Fund’s assets managed by VanEck were allocated to SGA.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

Voya Multi-Manager
Emerging Markets Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	5.48%	0.10%	-0.45%
Class C(2)	10.23%	0.55%	-0.46%
Class I	12.31%	1.65%	0.49%
Class R	11.74%	1.03%	-0.12%
Class W	12.22%	1.53%	0.39%
Excluding Sales Charge:
Class A	11.94%	1.30%	0.14%
Class C	11.23%	0.55%	-0.46%
Class I	12.31%	1.65%	0.49%
Class R	11.74%	1.03%	-0.12%
Class W	12.22%	1.53%	0.39%
MSCI EM IndexSM	10.80%	1.59%	1.19%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager Emerging Markets Equity Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return. Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.

Effective August 24, 2015, one new sub-adviser was added to the Fund. Effective August 9, 2019, one sub-adviser was removed from the Fund and replaced with a different sub-adviser. Effective July 14, 2023, one sub-adviser was removed from the Fund and replaced with a different sub-adviser. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

6

Voya Multi-Manager
Portfolio Managers’ Report	International Equity Fund

Voya Multi-Manager International Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by three sub-advisers – Baillie Gifford Overseas Limited (“Baillie Gifford”), Polaris Capital Management, LLC (“Polaris”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Stephen Paice & Milena Mileva, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Bernard R. Horn, Jr., Sumanta Biswas, CFA, Jason Crawshaw and Bin Xiao, CFA, Portfolio Managers of the Sleeve that is managed by Polaris; and Nicolas M. Choumenkovitch and Tara Connolly Stillwell, CFA, Portfolio Managers of the Sleeve that is managed by Wellington.

Performance: For the year ended October 31, 2023, the Fund’s Class I shares provided a total return of 11.65% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned 14.40% and 12.07%, respectively, for the same period.

Geographic Diversification
as of October 31, 2023

(as a percentage of net assets)

Japan	13.8%
United Kingdom	11.4%
France	10.6%
Germany	9.5%
Canada	6.3%
Netherlands	5.1%
South Korea	5.1%
China	4.4%
Switzerland	4.1%
United States	3.5%
Countries between 0.0% - 2.5%^	23.3%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%

*	Includes short-term investments and exchange-traded funds.
^	Includes 23 countries, which each 0.0% - 2.5% of net assets.

Portfolio holdings are subject to change daily.

Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve underperformed over the period as the macroeconomic backdrop and market environment proved unconducive to growth equities. Geopolitical concerns, elevated inflation, and rising interest rates created conditions whereby market participants valued shorter-term certainty, which in turn placed pressure on longer-duration growth equities.

Top Ten Holdings

as of October 31, 2023*

(as a percentage of net assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	2.1%
Samsung Electronics Co. Ltd.	2.1%
Novartis AG	2.1%
Sony Group Corp.	1.8%
ASML Holding NV	1.6%
United Overseas Bank Ltd.	1.2%
AstraZeneca PLC	1.2%
Shell PLC - EUR	1.2%
Deutsche Telekom AG	1.2%
Unilever PLC	1.1%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

From a sector perspective, healthcare proved to be the largest detractor to relative performance as a number of holdings had to contend with elevated inventory levels as an after effect of the Covid-19 pandemic. Other challenging sectors included industrials within an uncertain economic environment, as well as the Sleeve’s low exposure to banks among financials which experienced an overall tailwind in the form of rising interest rates.

From a regional perspective, the Sleeve’s Japanese holdings were notable detractors as the Japanese equity market saw a deep value rotation. The slowing Chinese economy also proved challenging for holdings with direct or indirect exposure to this market.

On a positive note, we continued to see strong operational performance from the majority of the Sleeve’s holdings. Communication services and information technology were positive contributors to relative performance, with the likes of audio streaming platform, Spotify, and semiconductor manufacturer, TSMC, standing out in this regard.

Polaris Sleeve — Outperformance was attributable to absolute positive returns in all sectors, but most notably the double-digit gains in consumer discretionary, industrials, IT and communications services. Nearly all countries contributed, led by Japan, U.K., Germany and France, as well as a number of out-of-benchmark holdings in South Korea, China and Chile. Detractors included single holdings in Belgium, Puerto Rico, Colombia and Italy.

Among industrials, Marubeni Corp. continued to perform well, as the Japanese trading house raised full-year guidance due to strength in its non-resource businesses. China’s Weichai Power Co. posted earnings that beat estimates as infrastructure demand ramped up in a recovering local economy. German reinsurers, Munich Re and Hannover Re, noted firm policy prices, lower expected losses and higher investment income on their bond portfolios. Other individual standouts included Next PLC, Publicis Groupe, SK Hynix and Antofagasta PLC.

7

VOYA MULTI-MANAGER
INTERNATIONAL EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Decliners included Canadian companies, Toronto-Dominion Bank, Canadian Tire Corp., and Magna International, all of which were impacted by softening consumer demand. Yara International posted lackluster results, citing turbulence in fertilizer order flow. Jazz Pharmaceuticals was embroiled in a lawsuit challenging the FDA’s approval of a competitor’s generic drug alternative. Teleperformance detracted on concerns about artificial intelligence disruption.

Wellington Sleeve — The sleeve underperformed the MSCI ACWI ex-USSM Index for the twelve-month period ended October 31, 2023. Sector allocation, a residual of our bottom-up stock selection process, was the main driver of underperformance during the period. Security selection also detracted.

Sector allocation effects detracted from relative performance primarily as a result of our underweight position to communication services. An underweight position to the materials sector contributed to relative performance. Weak stock selection in consumer discretionary, consumer staples and health care was partially offset by stronger selection in financials.

The top individual detractors from relative performance during the period were Danish multinational pharmaceutical company Novo Nordisk, China-based multinational technology conglomerate Tencent, and China-based food and delivery services platform Meituan. Top contributors to relative performance during the period included Japan-based bank holding and financial services company MUFG, United Kingdom-based international defense, aerospace, and security company BAE Systems, and Japan-based insurance company T&D Holdings.

Current Strategy and Outlook: Baillie Gifford Sleeve —We continue to balance our work between focusing on existing holdings and exploring new opportunities. There remains intense competition for space within the Sleeve and exposures continue to broaden into a wide range of growth types. We have the utmost confidence in our long-term approach, which has served us well in weathering tougher periods in the past. Our philosophy remains one of patient investment in a diversified portfolio of what believe are strong franchise businesses run by sensible management. We believe that this approach, rather than trying to second-guess short-term moves, is more likely to deliver attractive results over time.

Polaris Sleeve —In our opinion, central banks’ firm monetary stance will likely result in a “higher-for-longer” interest rate environment, which should slowly favor the traditional value stocks we hold.

Wellington Sleeve — Although we believe markets will likely remain choppy due to focus on inflation, central bank tightening, and geopolitical tensions, we are looking to take advantage of the volatility by investing in companies with improving or sustainable returns on capital that we believe are underappreciated.

With our continued focus on philosophy and process, the Sleeve ended the period overweight to the information technology, energy, and industrials sectors, while underweight to the communication services and financials sectors. Regionally, the portfolio ended the period most overweight to United Kingdom and Developed EU & Middle East ex-UK and was underweight Emerging Markets.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

8

VOYA MULTI-MANAGER
PORTFOLIO MANAGERS’ REPORT	INTERNATIONAL EQUITY FUND

Average Annual Total Returns for the Periods Ended October 31, 2023
	1 Year	5 Year	10 Year
Class I	11.65%	2.55%	1.91%
MSCI EAFE®	14.40%	4.10%	3.05%
MSCI ACWI ex-U.S.SM	12.07%	3.46%	2.54%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Equity Fund against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

Effective January 20, 2017, two new sub-advisers were added to the Fund and two sub-advisers were removed. Effective July 27, 2020, one of the four sub-advisers was removed from the Fund. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

9

VOYA MULTI-MANAGER
INTERNATIONAL FACTORS FUND	PORTFOLIO MANAGERS’ REPORT

Voya Multi-Manager International Factors Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers – PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC. (“Voya IM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Jamie Lee, Ph. D. and George D. Mussalli, CFA, Portfolio Managers of the Sleeve that is managed by PanAgora; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.

Performance: For the year ended October 31, 2023, the Fund’s Class I shares provided a total return of 14.32% compared to the MSCI EAFE® Index (“MSCI EAFE®”), the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”) and the 60% MSCI EAFE® Index/40% MSCI ACWI ex-U.S.SM (“Blended Index”), which returned 14.40%, 12.07% and 13.47%, respectively, for the same period.

Geographic Diversification
as of October 31, 2023
(as a percentage of net assets)
Japan	21.6%
United Kingdom	11.5%
France	10.1%
Switzerland	7.1%
Australia	7.1%
Germany	6.8%
Netherlands	5.3%
Canada	4.7%
Italy	3.9%
Sweden	2.5%
Countries between 0.0% - 2.3%^	18.7%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%

*	Includes short-term investments.
^	Includes 29 countries, which each 0.0% - 2.3% of net assets.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2023*
(as a percentage of net assets)
3i Group PLC	1.8%
Novo Nordisk A/S - Class B	1.4%
E.ON SE	1.3%
TotalEnergies SE	1.2%
Novartis AG	1.1%
Tesco PLC	1.0%
Shell PLC	0.9%
Holcim AG	0.9%
Enel SpA	0.9%
Koninklijke Ahold Delhaize NV	0.9%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio Specifics:

PanAgora Sleeve — The Dynamic Equity Alpha model underperformed due to the performance in the top alpha quintile names (top alpha names is where the portfolio achieves majority of its weight). Majority of the factor composites performed well. Top performers were Valuation, and Competitiveness. The factor composite with the worst performance was Sentiment.

On a country basis, Japan and Taiwan were the largest contributors for the period. Japan contributed due to strong stock selection mainly in the consumer staples sector. Two of the largest security contributors in consumer staples in Japan were overweight positions in Lawson Inc and Ajinomoto Co Inc. In Taiwan, information technology was the largest sector contributor. Within information technology in Taiwan, overweight position in Accton Technology Corp and Wiwynn Corp were top contributors. The top country detractor for the period was United Kingdom due to stock selection.

On a sector basis, the Sleeve benefitted from stock selection within health care and information technology. In health care, performance was strongest in Japan. Within information technology, Taiwan was the top country contributor. Industrials was the top sector detractor due to stock selection within Germany.

Securities that contributed most were overweight positions in Equinor ASA, Novo Nordisk A/S, Accton Technology Corp, Hermes International SCA. Securities that detracted most were overweight positions Sumitomo Chemical Co Ltd, NN Group NV, and SABIC Agri-Nutrients Co.

Voya IM Sleeve — The Sleeve employs a “passive management” approach designed to track the performance of the FTSE index. The sleeve outperformed the MSCI EAFE® Index for the year ended October 31, 2023. The sleeve employs a passive management approach designed to track the performance of a custom index, the FTSE Developed ex-US Select Factor index (“FTSE index”). The sleeve closely tracked the FTSE index for the reporting period. Relative to the MSCI EAFE®, the sleeve benefited from a selection in healthcare as well as selection in energy and utilities sectors. While the financials and consumer discretionary sectors detracted. Sector allocations and returns reflected differences between the FTSE index and MSCI EAFE®.

Current Strategy and Outlook: PanAgora Sleeve —As of the end of October, names that hold the largest active overweight are Equinor ASA, Mitsubishi UFJ Financial Group Inc, and RELX PLC. Names that hold the largest active underweight are ASML Holding NV, Keyence Corp, and GSK PLC. On a country basis, the Netherlands is the largest active overweight while United Kingdom is the largest underweight. We believe the Dynamic Equity Alpha model has diversified allocations to factors that should protect the Sleeve in the event of market losses. We remain confident in the ability of the strategy to outperform and believe that the portfolio is well positioned.

10

VOYA MULTI-MANAGER
PORTFOLIO MANAGERS’ REPORT	INTERNATIONAL FACTORS FUND

Voya IM Sleeve — The Sleeve invests principally in equity securities and employs a “passive management” approach designed to track the performance of the FTSE Index limitations, if any, performance would have been lower.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

11

VOYA MULTI-MANAGER
INTERNATIONAL FACTORS FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2023
	1 Year	5 Year	10 Year
Class I	14.32%	3.60%	3.20%
Class W	14.32%	3.60%	3.21%
MSCI EAFE®	14.40%	4.10%	3.05%
MSCI ACWI ex-U.S.SM	12.07%	3.46%	2.54%
60% MSCI EAFE® Index/40% MSCI ACWI ex-U.S.SM	13.47%	3.85%	2.86%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Factors Fund against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

Effective close of business on November 22, 2013, one of the two sub-advisers was removed from the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and one sub-adviser was removed. July 1, 2013, two new sub-advisers were added to the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and one sub-adviser was removed. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

12

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	May 1,	October 31,	Expense	October 31,	May 1,	October 31,	Expense	October 31,
	2023	2023	Ratio	2023*	2023	2023	Ratio	2023*

Voya International High Dividend Low Volatility Fund
Class A	$1,000.00	$950.90	0.90%	$4.43	$1,000.00	$1,020.67	0.90%	$4.58
Class I	1,000.00	952.30	0.65	3.20	1,000.00	1,021.93	0.65	3.31
Class R6	1,000.00	950.20	0.62	3.05	1,000.00	1,022.08	0.62	3.16

Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$969.50	1.51%	$7.50	$1,000.00	$1,017.59	1.51%	$7.68
Class C	1,000.00	966.10	2.26	11.20	1,000.00	1,013.81	2.26	11.47
Class I	1,000.00	970.80	1.16	5.76	1,000.00	1,019.36	1.16	5.90
Class R	1,000.00	968.50	1.76	8.73	1,000.00	1,016.33	1.76	8.94
Class W	1,000.00	970.70	1.26	6.26	1,000.00	1,018.85	1.26	6.41

Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$920.10	0.90%	$4.36	$1,000.00	$1,020.67	0.90%	$4.58

Voya Multi-Manager International Factors Fund
Class I	$1,000.00	$934.80	0.71%	$3.46	$1,000.00	$1,021.63	0.71%	$3.62
Class W	1,000.00	934.80	0.71	3.46	1,000.00	1,021.63	0.71	3.62

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/ 365 to reflect the most recent fiscal half-year.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund and the Board of Trustees of Voya Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund (collectively referred to as the “Funds”) (four of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (four of the funds constituting Voya Mutual Funds) at October 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended October 31, 2019, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

December 22, 2023

14

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2023

		Voya Multi-	Voya Multi-	Voya Multi-
	Voya International	Manager	Manager	Manager
	High Dividend Low	Emerging Markets	International	International
	Volatility Fund	Equity Fund	Equity Fund	Factors Fund
ASSETS:
Investments in securities at fair value+*	$10,538,960	$218,373,857	$257,331,751	$296,384,189
Short-term investments at fair value†	32,000	4,858,858	1,408,287	1,246,781
Cash	1,188	165,497	2,320,103	—
Cash collateral for futures contracts	—	28,029	—	83,419
Foreign currencies at value‡	53	1,085,607	137,192	706,510
Receivables:
Investment securities and currencies sold	—	409,389	3,028,631	25,813,726
Fund shares sold	19	41,406	64,528	73,709
Dividends	36,830	456,808	510,733	1,003,685
Interest	2	934	4,818	847
Foreign tax reclaims	26,920	14,824	1,124,251	1,375,414
Variation margin on futures contracts	—	—	—	6,780
Unrealized appreciation on forward foreign currency
contracts	—	—	—	258
Prepaid expenses	17,663	56,970	15,653	26,412
Reimbursement due from Investment Adviser	6,036	9,147	—	4,813
Other assets	168	11,328	15,530	12,334
Total assets	10,659,839	225,512,654	265,961,477	326,738,877

LIABILITIES:
Payable for investment securities and currencies
purchased	—	409,425	1,520,100	26,140,506
Payable for fund shares redeemed	—	97,690	217,423	247,208
Payable upon receipt of securities loaned	—	3,056,336	146,024	663,781
Variation margin payable on futures contracts	—	5,795	—	—
Payable for investment management fees	4,576	395,224	231,364	184,550
Payable for distribution and shareholder service fees	1,157	3,265	—	—
Payable to custodian due to bank overdraft	—	—	—	541,777
Payable to trustees under the deferred
compensation plan (Note 6)	168	11,328	15,530	12,334
Payable for trustee fees	27	808	795	849
Payable for foreign capital gains tax	—	265,686	—	—
Other accrued expenses and liabilities	27,190	294,159	149,167	387,684
Total liabilities	33,118	4,539,716	2,280,403	28,178,689
NET ASSETS	$10,626,721	$220,972,938	$263,681,074	$298,560,188
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$11,648,016	$324,832,870	$298,804,237	$342,764,344
Total distributable loss	(1,021,295)	(103,859,932)	(35,123,163)	(44,204,156)
NET ASSETS	$10,626,721	$220,972,938	$263,681,074	$298,560,188
+ Including securities loaned at value	$—	$2,940,874	$142,263	$627,225
* Cost of investments in securities	$10,665,102	$253,351,424	$272,721,817	$301,414,568
† Cost of short-term investments	$32,000	$4,858,858	$1,408,287	$1,246,781
‡ Cost of foreign currencies	$93	$1,091,362	$137,748	$709,775

See Accompanying Notes to Financial Statements

15

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2023 (continued)

		Voya Multi-	Voya Multi-	Voya Multi-
	Voya International	Manager	Manager	Manager
	High Dividend Low	Emerging Markets	International	International
	Volatility Fund	Equity Fund	Equity Fund	Factors Fund
Class A
Net assets	$5,369,305	$14,328,238	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	—	—	n/a	n/a
Shares outstanding	592,593	1,668,581	n/a	n/a
Net asset value and redemption price per share†	$9.06	$8.59	n/a	n/a
Maximum offering price per share (5.75%)(1)	$9.61	$9.11	n/a	n/a
Class C
Net assets	n/a	$108,045	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	—	n/a	n/a
Shares outstanding	n/a	12,658	n/a	n/a
Net asset value and redemption price per share†	n/a	$8.54	n/a	n/a
Class I
Net assets	$5,253,138	$192,677,835	$263,681,074	$284,741,439
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	—	—	—	—
Shares outstanding	578,221	22,280,916	29,736,444	34,239,250
Net asset value and redemption price per share	$9.09	$8.65	$8.87	$8.32
Class R
Net assets	n/a	$54,988	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	—	n/a	n/a
Shares outstanding	n/a	6,389	n/a	n/a
Net asset value and redemption price per share	n/a	$8.61	n/a	n/a
Class R6
Net assets	$4,278	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	—	n/a	n/a	n/a
Shares outstanding	471	n/a	n/a	n/a
Net asset value and redemption price per share	$9.08	n/a	n/a	n/a
Class W
Net assets	n/a	$13,803,832	n/a	$13,818,749
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	—	n/a	—
Shares outstanding	n/a	1,602,912	n/a	1,661,331
Net asset value and redemption price per share	n/a	$8.61	n/a	$8.32

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $ 50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

16

STATEMENTS OF OPERATIONS for the year ended October 31, 2023

		Voya Multi-	Voya Multi-	Voya Multi-
	Voya International	Manager	Manager	Manager
	High Dividend Low	Emerging Markets	International	International
	Volatility Fund	Equity Fund	Equity Fund	Factors Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$487,545	$9,171,529	$7,304,034	$11,478,247
Interest	132	10,316	142,064	9,746
Securities lending income, net	188	48,011	1,201	14,269
Other	46	1,377	1,356	1,444
Total investment income	487,911	9,231,233	7,448,655	11,503,706
EXPENSES:
Investment management fees	53,721	3,156,351	2,704,057	2,208,690
Distribution and shareholder service fees:
Class A	13,555	38,193	—	—
Class C	—	1,501	—	—
Class R	—	267	—	—
Transfer agent fees:
Class A	46	47,922	—	—
Class C	—	450	—	—
Class I	1,527	20,987	1,429	3,745
Class P(1)(2)	—	211	—	—
Class P3(3)(4)(5)	—	89	81	86
Class R	—	162	—	—
Class R6	137	—	—	—
Class W	—	98,439	—	57,596
Shareholder reporting expense	707	29,598	2,190	19,370
Registration fees	61,658	95,465	45,756	58,601
Professional fees	12,410	110,797	70,030	84,005
Custody and accounting expense	33,442	372,542	148,428	239,634
Trustee fees	269	8,079	7,951	8,493
Licensing fee (Note 7)	—	30,385	—	41,105
Miscellaneous expense	6,162	17,880	29,806	22,959
Interest expense	127	42,070	2,849	20,114
Total expenses	183,761	4,071,388	3,012,577	2,764,398
Waived and reimbursed fees	(100,604)	(910,850)	(149,718)	(338,316)
Brokerage commission recapture	—	—	(922)	—
Net expenses	83,157	3,160,538	2,861,937	2,426,082
Net investment income	404,754	6,070,695	4,586,718	9,077,624
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	172,639	(27,231,106)	(1,781,041)	(2,495,442)
Forward foreign currency contracts	—	(33,073)	(24,636)	(94,052)
Foreign currency related transactions	593	(320,462)	(42,722)	99,326
Futures	—	179,817	—	373,806
Net realized gain (loss)	173,232	(27,404,824)	(1,848,399)	(2,116,362)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	874,481	66,641,046	40,017,964	41,427,150
Forward foreign currency contracts	—	(10,127)	—	323
Foreign currency related transactions	2,055	(27,403)	137,125	48,109
Futures	—	(45,980)	—	(73,777)
Net change in unrealized appreciation (depreciation)	876,536	66,557,536	40,155,089	41,401,805
Net realized and unrealized gain	1,049,768	39,152,712	38,306,690	39,285,443
Increase in net assets resulting from operations	$1,454,522	$45,223,407	$42,893,408	$48,363,067
* Foreign taxes withheld	$57,173	$1,128,240	$757,347	$1,219,772
^ Foreign capital gains taxes withheld	$—	$1,016,216	$90,305	$—
# Change in foreign capital gains taxes accrued	$—	$648,489	$2,114	$—

(1)	Class P for Voya Multi-Manager Emerging Markets Equity Fund was fully redeemed on close of business March 28, 2023.

See Accompanying Notes to Financial Statements

17

STATEMENTS OF OPERATIONS for the year ended October 31, 2023(continued)

(2)	Class P for Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund were fully redeemed on close of business September 8, 2022.
(3)	Class P3 for Voya Multi-Manager Emerging Markets Equity Fund was fully redeemed on close of business March 28, 2023.
(4)	Class P3 for Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund were fully redeemed on close of business January 10, 2023.
(5)	Class P3 for Voya International High Dividend Low Volatility Fund was fully redeemed on close of business September 8, 2022.

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Voya International		Voya Multi- Manager
	High Dividend Low Volatility Fund		Emerging Markets Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$404,754	$415,474	$6,070,695	$10,227,313
Net realized gain (loss)	173,232	(425,094)	(27,404,824)	(29,208,553)
Net change in unrealized appreciation (depreciation)	876,536	(1,977,340)	66,557,536	(164,740,336)
Increase (decrease) in net assets resulting from operations	1,454,522	(1,986,960)	45,223,407	(183,721,576)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(247,815)	(206,138)	(620,322)	(3,734,111)
Class C	—	—	(6,606)	(43,062)
Class I	(254,881)	(209,791)	(6,445,593)	(39,152,939)
Class P(1)	—	—	(5,179,457)	(24,602,846)
Class P3(2),(3)	—	(88)	(431,555)	(1,858,199)
Class R	—	—	(1,914)	(7,825)
Class R6	(705)	(414)	—	—
Class W	—	—	(1,633,948)	(10,092,252)
Total distributions	(503,401)	(416,431)	(14,319,395)	(79,491,234)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	401,784	375,759	184,430,594	155,129,394
Reinvestment of distributions	503,401	416,431	14,293,629	79,323,388
	905,185	792,190	198,724,223	234,452,782
Cost of shares redeemed	(321,609)	(402,257)	(342,725,617)	(139,535,073)
Net increase (decrease) in net assets resulting from capital share transactions	583,576	389,933	(144,001,394)	94,917,709
Net increase (decrease) in net assets	1,534,697	(2,013,458)	(113,097,382)	(168,295,101)

NET ASSETS:
Beginning of year or period	9,092,024	11,105,482	334,070,320	502,365,421
End of year or period	$10,626,721	$9,092,024	$220,972,938	$334,070,320

(1)	Class P for Voya Multi-manager Emerging markets Equity Fund was fully redeemed on close of business March 28, 2023.
(2)	Class P3 for Voya International High Dividend Low Volatility Fund was fully redeemed on close of business September 8, 2022.
(3)	Class P3 for Voya Multi-manager Emerging markets Equity Fund was fully redeemed on close of business March 28, 2023.

See Accompanying Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi- Manager		Voya Multi- Manager
	International Equity Fund		International Factors Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$4,586,718	$5,619,906	$9,077,624	$12,483,181
Net realized loss	(1,848,399)	(17,559,212)	(2,116,362)	(36,894,817)
Net change in unrealized appreciation (depreciation)	40,155,089	(158,575,135)	41,401,805	(91,277,752)
Increase (decrease) in net assets resulting from operations	42,893,408	(170,514,441)	48,363,067	(115,689,388)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(3,784,036)	(102,537,384)	(10,079,517)	(54,413,228)
Class P(1)	—	(770)	—	(532)
Class P3(2)	(232,895)	(3,295,556)	(726,535)	(2,477,704)
Class W	—	—	(1,442,175)	(8,986,569)
Total distributions	(4,016,931)	(105,833,710)	(12,248,227)	(65,878,033)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	92,527,235	121,316,987	112,858,166	152,663,257
Reinvestment of distributions	4,014,435	105,772,336	12,248,227	65,878,033
	96,541,670	227,089,323	125,106,393	218,541,290
Cost of shares redeemed	(194,337,977)	(197,609,660)	(198,858,325)	(176,832,812)
Net increase (decrease) in net assets resulting from capital share transactions	(97,796,307)	29,479,663	(73,751,932)	41,708,478
Net decrease in net assets	(58,919,830)	(246,868,488)	(37,637,092)	(139,858,943)

NET ASSETS:
Beginning of year or period	322,600,904	569,469,392	336,197,280	476,056,223
End of year or period	$263,681,074	$322,600,904	$298,560,188	$336,197,280

(1)	Class P for Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund were fully redeemed on close of business September 8, 2022.
(2)	Class P3 for Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund were fully redeemed on close of business January 10, 2023.

See Accompanying Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya International High Dividend Low Volatility Fund
Class A
10-31-23	8.19	0.34	●	0.96	1.30	0.43	—	—	0.43	—	9.06	15.84	1.82	0.90	0.90	3.64	5,369	68
10-31-22	10.35	0.37	●	(2.16)	(1.79)	0.37	—	—	0.37	—	8.19	(17.72)	2.02	0.90	0.90	3.87	4,568	72
10-31-21	8.31	0.28	●	2.00	2.28	0.24	—	—	0.24	—	10.35	27.49	1.95	0.90	0.90	2.74	5,620	71
10-31-20	9.75	0.18		(1.36)	(1.18)	0.26	—	—	0.26	—	8.31	(12.22)	1.97	0.90	0.90	2.06	4,351	59
10-31-19	10.10	0.30		0.39	0.69	0.31	0.73	—	1.04	—	9.75	7.72	1.73	0.89	0.89	3.18	4,860	60
Class I
10-31-23	8.21	0.37	●	0.96	1.33	0.45	—	—	0.45	—	9.09	16.22	1.60	0.65	0.65	3.89	5,253	68
10-31-22	10.38	0.39	●	(2.17)	(1.78)	0.39	—	—	0.39	—	8.21	(17.56)	1.85	0.65	0.65	4.09	4,510	72
10-31-21	8.33	0.30	●	2.01	2.31	0.26	—	—	0.26	—	10.38	27.86	1.78	0.65	0.65	2.98	5,472	71
10-31-20	9.75	0.21		(1.35)	(1.14)	0.28	—	—	0.28	—	8.33	(11.78)	1.82	0.65	0.65	2.31	4,292	59
10-31-19	10.10	0.33	●	0.39	0.72	0.34	0.73	—	1.07	—	9.75	8.02	1.58	0.64	0.64	3.44	4,851	60
Class R6
10-31-23	8.22	0.45	●	0.86	1.31	0.45	—	—	0.45	—	9.08	15.89	2.30	0.62	0.62	4.81	4	68
10-31-22	10.37	0.38	●	(2.14)	(1.76)	0.39	—	—	0.39	—	8.22	(17.42)	2.74	0.62	0.62	4.03	14	72
10-31-21	8.32	0.31	●	2.00	2.31	0.26	—	—	0.26	—	10.37	27.81	2.53	0.62	0.62	3.06	10	71
02-28-20(4)-10-31-20	8.98	0.17	●	(0.65)	(0.48)	0.18	—	—	0.18	—	8.32	(5.31)	2.93	0.62	0.62	3.04	3	59
Voya Multi-Manager Emerging Markets Equity Fund
Class A
10-31-23	8.00	0.14	●	0.81	0.95	0.36	—	—	0.36	—	8.59	11.94	1.76	1.51	1.51	1.52	14,328	85
10-31-22	14.39	0.16	●	(4.31)	(4.15)	0.24	2.00	—	2.24	—	8.00	(33.68)	1.69	1.50	1.50	1.60	14,138	53
10-31-21	13.00	0.05	●	1.87	1.92	0.09	0.44	—	0.53	—	14.39	14.76	1.64	1.50	1.50	0.36	24,177	59
10-31-20	12.31	0.05		0.88	0.93	0.17	0.07	—	0.24	—	13.00	7.58	1.63	1.50	1.50	0.37	22,843	60
10-31-19	10.64	0.07		1.66	1.73	0.06	—	—	0.06	—	12.31	16.36	1.76	1.57	1.57	0.58	22,672	71
Class C
10-31-23	8.00	0.07	●	0.83	0.90	0.36	—	—	0.36	—	8.54	11.23	2.51	2.26	2.26	0.80	108	85
10-31-22	14.26	0.09	●	(4.33)	(4.24)	0.02	2.00	—	2.02	—	8.00	(34.24)	2.44	2.25	2.25	0.85	158	53
10-31-21	12.90	(0.05)	●	1.85	1.80	—	0.44	—	0.44	—	14.26	13.94	2.39	2.25	2.25	(0.37)	487	59
10-31-20	12.21	(0.06)	●	0.87	0.81	0.05	0.07	—	0.12	—	12.90	6.66	2.38	2.25	2.25	(0.52)	542	60
10-31-19	10.56	(0.04)	●	1.69	1.65	—	—	—	—	—	12.21	15.63	2.51	2.32	2.32	(0.31)	2,521	71
Class I
10-31-23	8.03	0.17	●	0.81	0.98	0.36	—	—	0.36	—	8.65	12.31	1.21	1.16	1.16	1.92	192,678	85
10-31-22	14.45	0.20	●	(4.32)	(4.12)	0.30	2.00	—	2.30	—	8.03	(33.46)	1.20	1.15	1.15	1.94	148,389	53
10-31-21	13.04	0.12	●	1.86	1.98	0.13	0.44	—	0.57	—	14.45	15.23	1.18	1.15	1.15	0.80	245,082	59
10-31-20	12.35	0.10		0.88	0.98	0.22	0.07	—	0.29	—	13.04	7.93	1.18	1.15	1.15	0.72	287,527	60
10-31-19	10.68	0.12		1.66	1.78	0.11	—	—	0.11	—	12.35	16.79	1.30	1.22	1.22	1.01	315,161	71
Class R
10-31-23	8.03	0.12	●	0.82	0.94	0.36	—	—	0.36	—	8.61	11.74	2.01	1.76	1.76	1.29	55	85
10-31-22	14.44	0.13	●	(4.33)	(4.20)	0.21	2.00	—	2.21	—	8.03	(33.89)	1.94	1.75	1.75	1.30	42	53
10-31-21	12.99	0.02	●	1.87	1.89	—	0.44	—	0.44	—	14.44	14.55	1.89	1.75	1.75	0.15	51	59
10-31-20	12.32	0.00*	●	0.89	0.89	0.15	0.07	—	0.22	—	12.99	7.20	1.88	1.75	1.75	0.03	22	60
10-31-19	10.66	0.04		1.66	1.70	0.04	—	—	0.04	—	12.32	16.05	2.01	1.82	1.82	0.44	139	71
Class W
10-31-23	8.00	0.14	●	0.83	0.97	0.36	—	—	0.36	—	8.61	12.22	1.51	1.26	1.26	1.57	13,804	85
10-31-22	14.41	0.19	●	(4.32)	(4.13)	0.28	2.00	—	2.28	—	8.00	(33.56)	1.44	1.25	1.25	1.84	37,408	53
10-31-21	13.00	0.10	●	1.87	1.97	0.12	0.44	—	0.56	—	14.41	15.15	1.39	1.25	1.25	0.64	65,102	59
10-31-20	12.33	0.08	●	0.86	0.94	0.20	0.07	—	0.27	—	13.00	7.67	1.38	1.25	1.25	0.69	33,162	60

See Accompanying Notes to Financial Statements

21

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations				Less Distributions								Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class W (continued)
10-31-19	10.66	0.10		1.67	1.77	0.10	—	—	0.10	—	12.33	16.70		1.51	1.32	1.32	0.83	61,726	71
Voya Multi-Manager International Equity Fund
Class I
10-31-23	8.04	0.14	●	0.80	0.94	0.11	—	—	0.11	—	8.87	11.65		0.94	0.90	0.90	1.45	263,681	49
10-31-22	14.24	0.12	●	(3.69)	(3.57)	0.20	2.43	—	2.63	—	8.04	(30.30)		0.94	0.93	0.93	1.16	301,161	63
10-31-21	11.35	0.12	●	3.31	3.43	0.12	0.42	—	0.54	—	14.24	30.69		0.96	0.96	0.96	0.87	554,017	49
10-31-20	11.47	0.10		0.01	0.11	0.23	—	—	0.23	—	11.35	0.89		0.92	0.92	0.92	0.86	549,329	71
10-31-19	10.98	0.18		0.89	1.07	0.18	0.40	—	0.58	—	11.47	10.53		0.96	0.96	0.96	1.69	592,938	51
Voya Multi-Manager International Factors Fund
Class I
10-31-23	7.54	0.23	●	0.84	1.07	0.29	—	—	0.29	—	8.32	14.32		0.79	0.71	0.71	2.70	284,741	97
10-31-22	11.30	0.25	●	(2.45)	(2.20)	0.46	1.10	—	1.56	—	7.54	(22.48	)(5)	0.79	0.73	0.73	2.78	275,219	91
10-31-21	8.99	0.21	●	2.39	2.60	0.29	—	—	0.29	—	11.30	29.27		0.77	0.74	0.74	1.98	394,315	106
10-31-20	9.64	0.19		(0.53)	(0.34)	0.31	—	—	0.31	—	8.99	(3.77)		0.76	0.74	0.74	1.97	396,906	89
10-31-19	9.57	0.26	●	0.46	0.72	0.26	0.39	—	0.65	—	9.64	8.25		0.81	0.75	0.75	2.76	403,512	58
Class W
10-31-23	7.54	0.22	●	0.85	1.07	0.29	—	—	0.29	—	8.32	14.32		0.98	0.71	0.71	2.59	13,819	97
10-31-22	11.29	0.24	●	(2.43)	(2.19)	0.46	1.10	—	1.56	—	7.54	(22.41	)(5)	0.97	0.73	0.73	2.67	39,234	91
10-31-21	8.99	0.24	●	2.35	2.59	0.29	—	—	0.29	—	11.29	29.15		0.95	0.74	0.74	2.21	66,649	106
10-31-20	9.64	0.17	●	(0.51)	(0.34)	0.31	—	—	0.31	—	8.99	(3.77)		0.94	0.74	0.74	1.87	30,770	89
10-31-19	9.57	0.26		0.46	0.72	0.26	0.39	—	0.65	—	9.64	8.25		0.99	0.75	0.75	2.77	60,559	58

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(5)	Excluding a payment by affiliate in the fiscal year ended May 31, 2021, the total return for Multi-Manager International Factors would have been -22.51% and -22.44% on Classes I and W, respectively.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
●	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023

NOTE 1 — ORGANIZATION

Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are eleven separate active investment series, four of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya International High Dividend Low Volatility Fund (“International High Dividend Low Volatility”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”), Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”) and Voya Multi-Manager International Factors Fund (“Multi-Manager International Factors”). Each Fund is a diversified series of the Trust.

Each Fund offers at least two or more of the following classes of shares: Class A, Class C, Class I, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees, and transfer agent fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to International High Dividend Low Volatility. Voya IM also serves as one of the multiple sub-advisers for Multi-Manager Emerging Markets Equity and Multi-Manager International Factors. Voya Investments Distributor, LLC (“VID” or the

“Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers,

23

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

broker-dealers, or each Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

The Funds’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Fund’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,”inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.

B.	Securities Transactions and Revenue Recognition.

Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income

24

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors. In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase

25

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of October 31, 2023, the maximum amount of loss that Multi-Manager International Factors Fund would incur if the counterparty to its derivative transactions failed to perform would be $258 on open forward foreign currency contracts. No cash collateral was pledged by any counterparty to the Fund as of October 31, 2023.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

There were no Funds with liability positions on OTC derivatives at October 31, 2023 nor did any fund post cash collateral as of October 31, 2023.

E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

26

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. During the year ended October 31, 2023, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Multi-Manager Emerging Markets Equity	$834,248	$670,236
Multi-Manager International Equity	178,668	—
Multi-Manager International Factors	845,930	1,707,236

Please refer to the tables within the Portfolio of Investments for Multi-Manager International Factors for open forward foreign currency contracts at October 31, 2023. Multi-Manager Emerging Markets Equity and Multi-Manager International Equity did not have any open forward foreign currency contracts at October 31, 2023.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Fund’s Statement of Operations. Realized gains (losses) are reported in each Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2023, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2023, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had an average notional value on futures contracts purchased as disclosed below.

Buy
Multi-Manager Emerging Markets Equity	$1,728,745
Multi-Manager International Factors	2,634,952

Please refer to the tables within the Portfolios of Investments for Multi-Manager Emerging Markets Equity and Multi-Manager International Factors for open futures contracts at October 31, 2023.

F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except for International High Dividend Low Volatility, which pay dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions

27

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 331∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
International High Dividend Low Volatility	$7,650,962	$7,175,572
Multi-Manager Emerging Markets Equity	266,054,452	417,538,511
Multi-Manager International Equity	149,933,077	242,203,340
Multi-Manager International Factors	323,557,351	396,307,298

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments, the Investment Adviser to Multi- Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, may, from time to time, directly manage a portion of each Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.

28

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

As a Percentage of Average
Fund	Daily Net Assets
International High Dividend Low Volatility	0.50%
Multi-Manager Emerging Markets Equity(1)	Direct Investments 1.10%; Passively Managed Assets 0.70%
Multi-Manager International Equity(2)	0.85%
Multi-Manager International Factors(3)	0.65%

(1)	Effective July 14, 2023, the Investment Adviser is contractually obligated to waive 0.020% of the management fee for Multi-Manager Emerging Markets Equity. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)	Effective May 1, 2023, the Investment Adviser is contractually obligated to waive 0.01% of the management fee for Multi-Manager International Equity. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)	Effective May 1, 2023, the Investment Adviser has contractually agreed to waive 0.018% of the management fee for Multi-Manager International Factors. Prior to May 1, 2023, the Investment Adviser waived 0.01% of the management fee. Any fees waived are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):

Fund	Sub-Adviser
International High Dividend Low Volatility	Voya IM*
Multi-Manager Emerging Markets Equity	Delaware Investments Fund Advisers, Sustainable Growth Advisers, LP(1) and Voya IM*
Multi-Manager International Equity	Baillie Gifford Overseas Limited, Polaris Capital Management, LLC and Wellington Management Company LLP
Multi-Manager International Factors	PanAgora Asset Management, Inc. and Voya IM*

(1)	Effective July 14, 2023, Van Eck Associates Corporation was removed and Sustainable Growth Advisers, LP was added.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class A, Class C and Class R shares of each respective Fund has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/ or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class C	Class R
International High Dividend Low Volatility	0.25%	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2023, the Distributor retained the following amounts in sales charges from the following Funds:

Class A
Initial Sales Charges:
International High Dividend Low Volatility	$41
Multi-Manager Emerging Markets Equity	198

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated
Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Multi-Manager International Equity	8.77%

29

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

	Multi-Manager International Factors	8.77
Voya Investment Management Co. LLC	International High Dividend Low Volatility	95.53
Voya Solution 2025 Portfolio	Multi-Manager Emerging Markets Equity	5.49
	Multi-Manager International Equity	5.96
	Multi-Manager International Factors	6.70
Voya Solution 2035 Portfolio	Multi-Manager Emerging Markets Equity	11.47
	Multi-Manager International Equity	11.39
	Multi-Manager International Factors	11.98
Voya Solution 2045 Portfolio	Multi-Manager Emerging Markets Equity	10.80
	Multi-Manager International Equity	13.38
	Multi-Manager International Factors	12.05
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Emerging Markets Equity	5.67
	Multi-Manager International Factors	5.55

The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the

Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended October 31, 2023, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:

Fund	Amount
Multi-Manager Emerging Markets Equity	$216

NOTE 7 — LICENSING FEE

Multi-Manager Emerging Markets Equity and Multi-Manager International Factors pay an annual licensing fee to FTSE International Limited.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class	Class	Class	Class	Class	Class	Class	Class
Fund	A	C	I	P	P3	R	R6	W
International High Dividend Low Volatility	0.90%	N/A	0.65%	N/A	N/A	N/A	0.62%	N/A
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.35%	N/A	N/A	1.85%	N/A	1.35%
Multi-Manager International Equity	N/A	N/A	0.97%	N/A	N/A	N/A	N/A	N/A
Multi-Manager International Factors	N/A	N/A	0.75%	N/A	N/A	N/A	N/A	0.75%

Pursuant to a side letter agreement, through March 1, 2024, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew the side letter agreement, the expense

30

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.

Fund	Class A	Class C	Class I	Class R	Class W
Multi-Manager Emerging Markets Equity	1.50%	2.25%	1.15%	1.75%	1.25%
Multi-Manager International Equity(1)(2)	N/A	N/A	0.90%	N/A	N/A
Multi-Manager International Factors(2)	N/A	N/A	0.73%	N/A	0.73%

(1)	Effective January 1, 2023, a side letter agreement was implemented for Multi-Manager International Equity.

(2)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, and with the exception of the non-recoupable management fee waiver for Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities. As of October 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates, are as follows:

	October 31,
	2024	2025	2026	Total
International High Dividend Low Volatility	$110,648	$116,260	$98,854	$325,762
Multi-Manager Emerging Markets Equity	113,593	237,950	117,120	468,663

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates as of October 31, 2023, are as follows:

	October 31,
	2024	2025	2026	Total
International High Dividend Low Volatility
Class I	$4,316	$4,156	$1,564	$10,036
Class R6	97	99	143	339
Multi-Manager Emerging Markets Equity
Class A	$30,473	$24,292	$30,652	$85,417
Class C	654	280	305	1,239
Class I	20,055	—	—	20,055
Class R	44	59	105	208
Class W	62,619	66,245	65,023	193,887

The Expense Limitation Agreement is contractual through March 1, 2024, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Effective June 12, 2023, the Funds, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

31

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 9 — LINE OF CREDIT (continued)

The following Funds utilized the line of credit during the year ended October 31, 2023:

			Approximate
		Approximate	Weighted
		Average	Average
		Daily Balance	Interest Rate
	Days	For Days	For Days
Fund	Utilized	Utilized	Utilized
International High Dividend Low Volatility	1	$ 787,000	5.83%
Multi-Manager Emerging Markets Equity	91	2,966,681	5.61
Multi-Manager International Equity	4	4,704,250	5.45
Multi-Manager International Factors	24	5,036,958	5.99

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

						Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

International High Dividend Low Volatility
Class A
10/31/2023	38,490	—	26,645	(30,061)	—	35,074	360,958	—	247,815	(282,061)	—	326,712
10/31/2022	36,637	—	21,913	(43,882)	—	14,668	364,868	—	206,138	(390,049)	—	180,957
Class I
10/31/2023	2,815	—	27,355	(1,214)	—	28,956	25,218	—	254,881	(11,471)	—	268,628
10/31/2022	84	—	22,269	(462)	—	21,891	771	—	209,791	(4,814)	—	205,748
Class P3(1)
10/31/2023	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2022	—	—	9	(343)	—	(334)	—	—	88	(3,056)	—	(2,968)
Class R6
10/31/2023	1,648	—	76	(2,901)	—	(1,177)	15,608	—	705	(28,077)	—	(11,764)
10/31/2022	1,118	—	45	(436)	—	727	10,120	—	414	(4,338)	—	6,196
Multi-Manager Emerging Markets Equity
Class A
10/31/2023	74,503	—	70,154	(244,302)	—	(99,645)	685,478	—	594,908	(2,203,173)	—	(922,787)
10/31/2022	72,498	—	307,100	(291,244)	—	88,354	773,745	—	3,568,502	(3,064,350)	—	1,277,897
Class C
10/31/2023	804	—	779	(8,613)	—	(7,030)	7,208	—	6,606	(75,430)	—	(61,616)
10/31/2022	814	—	3,672	(18,939)	—	(14,453)	8,920	—	43,002	(247,983)	—	(196,061)
Class I
10/31/2023	12,877,849	—	757,381	(9,839,730)	—	3,795,500	114,602,514	—	6,445,314	(89,208,989)	—	31,838,839
10/31/2022	6,794,624	—	3,366,399	(8,637,830)	—	1,523,193	70,055,518	—	39,151,216	(76,199,155)	—	33,007,579
Class P(2)
10/31/2023	5,512,925	—	580,657	(20,326,734)	—	(14,233,152)	50,131,492	—	5,179,457	(187,152,377)	—	(131,841,428)
10/31/2022	5,490,428	—	2,043,426	(3,858,354)	—	3,675,500	58,228,348	—	24,602,846	(36,429,209)	—	46,401,985
Class P3(3)
10/31/2023	463,009	—	47,528	(2,225,705)	—	(1,715,168)	4,338,346	—	431,555	(20,651,033)	—	(15,881,132)
10/31/2022	1,500,104	—	151,814	(645,442)	—	1,006,476	16,322,124	—	1,858,199	(6,885,155)	—	11,295,168
Class R
10/31/2023	1,206	—	225	(304)	—	1,127	10,852	—	1,914	(2,685)	—	10,081
10/31/2022	1,407	—	669	(313)	—	1,763	12,952	—	7,825	(2,770)	—	18,007
Class W
10/31/2023	1,582,833	—	192,674	(4,849,316)	—	(3,073,809)	14,654,704	—	1,633,875	(43,431,930)	—	(27,143,351)
10/31/2022	964,040	—	869,983	(1,676,179)	—	157,844	9,727,787	—	10,091,798	(16,706,451)	—	3,113,134
Multi-Manager International Equity
Class I
10/31/2023	9,222,500	—	427,310	(17,369,731)	—	(7,719,921)	87,173,526	—	3,781,540	(164,363,561)	—	(73,408,495)

32

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 10 — CAPITAL SHARES (continued)

						Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Multi-Manager International Equity (CONTINUED)
Class I
10/31/2022	9,053,830	—	9,149,644	(19,659,044)	—	(1,455,570)	87,756,140	—	102,476,010	(177,112,766)	—	13,119,384
Class P(4)
10/31/2023	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2022	—	—	67	(359)	—	(292)	—	—	770	(3,170)	—	(2,400)
Class P3(5)
10/31/2023	576,353	—	24,963	(3,135,561)	—	(2,534,245)	5,353,709	—	232,895	(29,974,416)	—	(24,387,812)
10/31/2022	3,193,336	—	281,912	(1,989,984)	—	1,485,264	33,560,847	—	3,295,556	(20,493,724)	—	16,362,679
Multi-Manager International Factors
Class I
10/31/2023	10,696,894	—	1,249,011	(14,221,789)	—	(2,275,884)	92,700,505	—	10,079,517	(122,227,726)	—	(19,447,704)
10/31/2022	12,929,742	—	5,650,387	(16,974,161)	—	1,605,968	114,631,514	—	54,413,228	(135,677,629)	—	33,367,113
Class P(4)
10/31/2023	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2022	—	—	54	(397)	—	(343)	—	—	532	(3,219)	—	(2,687)
Class P3(5)
10/31/2023	668,548	—	86,492	(3,530,816)	—	(2,775,776)	5,613,836	—	726,535	(30,260,047)	—	(23,919,676)
10/31/2022	3,574,375	—	249,266	(2,348,682)	—	1,474,959	33,646,936	—	2,477,704	(22,028,863)	—	14,095,777
Class W
10/31/2023	1,645,736	—	178,708	(5,369,125)	—	(3,544,681)	14,543,825	—	1,442,175	(46,370,552)	—	(30,384,552)
10/31/2022	515,712	—	933,185	(2,144,950)	—	(696,053)	4,384,807	—	8,986,569	(19,123,101)	—	(5,751,725)

(1)	Class P3 was fully redeemed on close of business September 8, 2022

(2)	Class P was fully redeemed on close of business March 28, 2023.

(3)	Class P3 was fully redeemed on close of business March 28, 2023.

(4)	Class P was fully redeemed on close of business September 8, 2022.

(5)	Class P3 was fully redeemed on close of business January 10, 2023.

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have

33

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 11 — SECURITIES LENDING (continued)

a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2023:

Multi-Manager Emerging Markets Equity
	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received(1)	Amount
Barclays Capital Inc.	$174,780	$(174,780)	$—
BofA Securities Inc.	1,999,284	(1,999,284)	—
J.P. Morgan Securities LLC	46,886	(46,886)	—
Merrill Lynch International	20,138	(20,138)	—
Morgan Stanley & Co. LLC	118,200	(118,200)	—
Scotia Capital (USA) Inc.	537,064	(537,064)	—
Wells Fargo Securities LLC	44,522	(44,522)	—
Total	$2,940,874	$(2,940,874)	$—

(1)	Cash collateral with a fair value of $3,056,336 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Equity
	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received(1)	Amount
Morgan Stanley & Co.
LLC	$142,263	$(142,263)	$—
Total	$142,263	$(142,263)	$—

(1)	Cash collateral with a fair value of $146,024 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Factors
	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received(1)	Amount
Citigroup Global Markets Limited	$358,646	$(358,646)	$—
Goldman Sachs International	131,289	(131,289)	—
JP Morgan Securities PLC	80,293	(80,293)	—
National Bank of Canada Financial Inc.	56,997	(56,997)	—
Total	$627,225	$(627,225)	$—

(1)	Cash collateral with a fair value of $663,781 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), and wash sale deferrals.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended
	October 31,	Year Ended
	2023	October 31, 2022
	Ordinary	Ordinary	Long-term
	Income	Income	Capital Gains
International High Dividend Low Volatility	$503,401	$416,431	$—
Multi-Manager Emerging Markets Equity	14,319,395	25,785,148	53,706,086
Multi-Manager International Equity	4,016,931	51,140,911	54,692,799
Multi-Manager International Factors	12,248,227	32,342,195	33,535,838

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2023 were:

34

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed	Unrealized	Capital Loss		Total
	Ordinary	Appreciation/	Carryforwards		Distributable
	Income	(Depreciation)	Amount	Other	Earnings/(Loss)
International High Dividend Low Volatility	$47,385	$(180,904)	$(393,956)	$(17,317)	$(1,021,295)
			(476,503)
			$(870,459)
Multi-Manager Emerging Markets Equity	4,016,049	(44,976,659)	(16,406,967)	(265,687)	(103,859,932)
			(46,226,668)
			$(62,633,635)
Multi-Manager International Equity	4,864,606	(24,680,090)	(11,968,491)	(396,618)	(35,123,163)
			(2,942,570)
			$(14,911,061)
Multi-Manager International Factors	12,332,740	(11,383,083)	(38,790,761)	(588,870)	(44,204,156)
			(5,774,182)
			$(44,564,943)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of October 31, 2023, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Fund and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal)

Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 14 — MARKET DISRUPTION

A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short-or long-term effects on U.S. and world economies and

35

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 14 — MARKET DISRUPTION (continued)

markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue, to adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S.

or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Funds' financial statements.

NOTE 16 — SUBSEQUENT EVENTS

Redemption: Effective on trade date December 5, 2023, a total of $8,000,000 of Voya Investment Management Co. LLC seed money was repatriated from International High Dividend Low Volatility.

Dividends: Subsequent to October 31, 2023, the following Funds paid dividends and distributions per share of:

	Net
	Investment	Payable	Record
	Income	Date	Date
Multi-Manager Emerging Markets Equity
Class A	$0.1592	December 13,2023	December 11,2023
Class C	$0.0718	December 13,2023	December 11,2023
Class I	$0.1929	December 13,2023	December 11,2023
Class R	$0.1400	December 13,2023	December 11,2023
Class W	$0.1772	December 13,2023	December 11,2022
Multi-Manager International Equity
Class I	$0.1776	December 13,2023	December 11,2023
Multi-Manager International Factors
Class I	$0.3649	December 13,2023	December 11,2023
Class W	$0.3693	December 13,2023	December 11,2023

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

36

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2023

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: 96.2%
	Australia: 7.9%
2,943	Ampol Ltd.	$59,677	0.6
8,116	ANZ Group Holdings Ltd.	127,981	1.2
26,399	Aurizon Holdings Ltd.	57,500	0.5
5,837	BHP Group Ltd. - Class DI	165,230	1.5
6,869	Brambles Ltd.	57,327	0.5
2,369	Glencore PLC	12,548	0.1
2,976	Insurance Australia Group Ltd.	10,736	0.1
22,894	Medibank Pvt Ltd.	49,961	0.5
6,174	QBE Insurance Group Ltd.	61,222	0.6
1,137	Rio Tinto Ltd.	84,932	0.8
5,798	Suncorp Group Ltd.	49,351	0.5
15,974	Telstra Group Ltd.	38,735	0.4
8,425	Transurban Group	63,427	0.6
		838,627	7.9

	Austria: 0.3%
771	Erste Group Bank AG	27,609	0.3

	Belgium: 0.2%
190	Solvay SA	20,086	0.2

	China: 0.9%
26,000	BOC Hong Kong Holdings Ltd.	68,758	0.6
19,000	SITC International Holdings Co. Ltd.	29,268	0.3
		98,026	0.9

	Denmark: 1.4%
3,799	Danske Bank A/S	89,120	0.8
3,209	Tryg A/S	62,664	0.6
		151,784	1.4

	Finland: 0.3%
810	Elisa Oyj	34,351	0.3

	France: 7.1%
198 (1)	Amundi SA	10,343	0.1
714	AXA SA	21,156	0.2
345	Bouygues SA	12,137	0.1
2,037	Danone SA	121,182	1.2
216	Dassault Aviation SA	42,939	0.4
1,060	Edenred	56,425	0.5
464	Eiffage SA	42,108	0.4
2,521	Getlink SE	40,711	0.4
332 (1)	La Francaise des Jeux SAEM	10,709	0.1
8,913	Orange SA	104,835	1.0
2,288	Sanofi	207,765	2.0
457	Thales SA	67,443	0.6
101	Vinci SA	11,168	0.1
		748,921	7.1
	Germany: 5.9%
845	Allianz SE	197,935	1.9
1,399	BASF SE	64,644	0.6
971	Bayerische Motoren Werke AG	90,307	0.8
2,825	Evonik Industries AG	51,994	0.5
2,053	Mercedes-Benz Group AG	120,787	1.1

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Germany (continued)
148	Muenchener
	Rueckversicherungs-
	Gesellschaft AG in
	Muenchen	$59,393	0.6
24,554	Telefonica Deutschland Holding AG	41,744	0.4
		626,804	5.9
	Hong Kong: 3.3%
8,500	CK Asset Holdings Ltd.	42,486	0.4
3,000	CLP Holdings Ltd.	21,957	0.2
29,000	Hang Lung Properties Ltd.	38,119	0.4
900	Hang Seng Bank Ltd.	10,290	0.1
27,000	HKT Trust & HKT Ltd. - Stapled Security	27,966	0.3
6,000	Hongkong Land Holdings Ltd.	19,030	0.2
900	Jardine Matheson Holdings Ltd.	36,270	0.3
10,400	Link REIT	47,727	0.4
10,500	MTR Corp. Ltd.	39,251	0.4
7,000	Power Assets Holdings Ltd.	33,466	0.3
18,000	Sino Land Co. Ltd.	17,970	0.2
6,800	Swire Properties Ltd.	13,166	0.1
		347,698	3.3
	Ireland: 0.2%
2,380	Bank of Ireland Group PLC	21,329	0.2

	Israel: 0.4%
30	Azrieli Group Ltd.	1,292	0.0
1,341	Bank Hapoalim BM	9,592	0.1
1,543	Bank Leumi Le-Israel BM	9,938	0.1
20	Elbit Systems Ltd.	3,720	0.0
1,184	ICL Group Ltd.	5,759	0.0
1,989	Israel Discount Bank Ltd. - Class A	8,742	0.1
213	Mizrahi Tefahot Bank Ltd.	6,593	0.1
		45,636	0.4
	Italy: 5.3%
2,429	Assicurazioni Generali SpA	48,249	0.5
7,737	Eni SpA	126,482	1.2
46,503	Intesa Sanpaolo SpA	121,177	1.1
6,161	Mediobanca Banca di
	Credito Finanziario SpA	73,596	0.7
5,704 (1)	Poste Italiane SpA	56,471	0.5
12,118	Snam SpA	55,568	0.5
9,600	Terna - Rete Elettrica Nazionale	73,507	0.7
500	UniCredit SpA	12,535	0.1
		567,585	5.3
	Japan: 24.6%
10,900	Asahi Kasei Corp.	67,011	0.6
2,400	Astellas Pharma, Inc.	30,360	0.3
1,600	Bridgestone Corp.	60,552	0.6
3,500	Central Japan Railway Co.	78,779	0.7
5,300	Chubu Electric Power Co., Inc.	64,046	0.6
1,600	Dai Nippon Printing Co. Ltd.	41,740	0.4
3,000	Daiwa House Industry Co. Ltd.	82,517	0.8

See Accompanying Notes to Financial Statements

37

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2023 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Japan (continued)
21,300	ENEOS Holdings, Inc.	$78,925	0.7
1,800	Hankyu Hanshin Holdings, Inc.	56,634	0.5
5,400	Honda Motor Co. Ltd.	55,343	0.5
500	Idemitsu Kosan Co. Ltd.	11,353	0.1
3,500	Inpex Corp.	50,788	0.5
9,000	Japan Post Bank Co. Ltd.	83,423	0.8
6,100	Japan Post Holdings Co. Ltd.	53,992	0.5
4,400	Japan Tobacco, Inc.	102,427	1.0
1,300	Kajima Corp.	21,486	0.2
1,200	Kansai Electric Power Co., Inc.	15,365	0.1
4,200	Kirin Holdings Co. Ltd.	59,024	0.6
1,000	McDonald's Holdings Co. Japan Ltd.	38,908	0.4
11,100	Mitsubishi Chemical Group Corp.	62,810	0.6
1,600	Mitsubishi HC Capital, Inc.	10,548	0.1
2,200	MS&AD Insurance Group Holdings, Inc.	80,609	0.8
1,400	Nintendo Co. Ltd.	57,840	0.5
50,000	Nippon Telegraph & Telephone Corp.	58,839	0.6
300	Nitto Denko Corp.	19,412	0.2
700	Nomura Real Estate Holdings, Inc.	16,349	0.2
7,000	Obayashi Corp.	59,961	0.6
14,900	Oji Holdings Corp.	63,726	0.6
2,900	Ono Pharmaceutical Co. Ltd.	50,082	0.5
500	Oracle Corp. Japan	35,470	0.3
3,800	Osaka Gas Co. Ltd.	71,660	0.7
1,600	Otsuka Holdings Co. Ltd.	53,834	0.5
1,100	Secom Co. Ltd.	76,400	0.7
3,800	Sekisui House Ltd.	74,414	0.7
4,400	Shimizu Corp.	31,313	0.3
4,100	SoftBank Corp.	46,358	0.4
1,800	Sompo Holdings, Inc.	77,976	0.7
4,300	Subaru Corp.	74,434	0.7
600	Sumitomo Mitsui Financial Group, Inc.	28,925	0.3
2,100	Sumitomo Mitsui Trust Holdings, Inc.	78,743	0.7
2,000	Taisei Corp.	67,825	0.6
4,100	Takeda Pharmaceutical Co. Ltd.	111,293	1.0
1,800	Tobu Railway Co. Ltd.	43,325	0.4
1,700	TOPPAN Holdings, Inc.	39,209	0.4
5,300	Tosoh Corp.	64,894	0.6
2,500	USS Co. Ltd.	43,697	0.4
1,700	West Japan Railway Co.	64,795	0.6
		2,617,414	24.6

	Jordan: 0.4%
1,780	Hikma Pharmaceuticals PLC	41,242	0.4

	Netherlands: 7.1%
4,867 (1)	ABN AMRO Bank NV	65,552	0.6
1,675	ASR Nederland NV	62,508	0.6

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Netherlands (continued)
2,180	Ferrovial SE	$65,609	0.6
223	Heineken Holding NV	16,967	0.2
463	JDE Peet's NV	12,855	0.1
3,487	Koninklijke Ahold Delhaize NV	103,256	1.0
22,886	Koninklijke KPN NV	76,924	0.7
2,108	NN Group NV	67,609	0.6
1,475	OCI NV	34,369	0.3
5,869	Shell PLC	189,140	1.8
495	Wolters Kluwer NV	63,511	0.6
		758,300	7.1

	New Zealand: 0.4%
2,136	Auckland International Airport Ltd.	9,134	0.1
9,708	Spark New Zealand Ltd.	28,184	0.3
		37,318	0.4

	Norway: 0.2%
748	Aker BP ASA	21,558	0.2

	Singapore: 0.2%
6,000	Singapore Technologies Engineering Ltd.	16,471	0.2

	Spain: 5.6%
1,110	ACS Actividades de Construccion y Servicios SA	40,142	0.4
71 (1)	Aena SME SA	10,302	0.1
22,279	CaixaBank SA	90,576	0.8
2,562	Enagas SA	42,859	0.4
549	Endesa SA	10,329	0.1
14,467	Iberdrola SA	160,902	1.5
1,882	Industria de Diseno Textil SA	64,963	0.6
3,926	Red Electrica Corp. SA	61,226	0.6
6,094	Repsol SA	89,229	0.8
7,210	Telefonica SA	27,850	0.3
		598,378	5.6

	Switzerland: 7.1%
325	Banque Cantonale Vaudoise	36,736	0.3
1,742	Holcim AG	107,704	1.0
3,052	Novartis AG, Reg	285,727	2.7
219	Roche Holding AG	56,439	0.5
610 (2)	Sandoz Group AG	15,859	0.2
141	Swisscom AG, Reg	84,486	0.8
354	Zurich Insurance Group AG	168,147	1.6
		755,098	7.1

	United Kingdom: 16.6%
17,330	Aviva PLC	83,939	0.8
7,713	BAE Systems PLC	103,712	1.0
36,106	BP PLC	220,464	2.1
5,027	British American Tobacco PLC	150,169	1.4
7,362	Centrica PLC	14,093	0.1
764	Compass Group PLC	19,262	0.2
690	DCC PLC	38,332	0.4
9,492	GSK PLC	169,212	1.6
37,612	HSBC Holdings PLC	271,575	2.5
4,128	Imperial Brands PLC	87,944	0.8

See Accompanying Notes to Financial Statements

38

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2023 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
17,069	Legal & General Group PLC	$43,978	0.4
21,434	M&G PLC	51,760	0.5
10,435	National Grid PLC	124,416	1.2
21,121	NatWest Group PLC	45,955	0.4
3,553	Pearson PLC	41,129	0.4
9,672	Phoenix Group Holdings PLC	53,427	0.5
821	Reckitt Benckiser Group PLC	54,931	0.5
2,044	RELX PLC	71,392	0.7
4,867	Sage Group PLC	57,498	0.5
2,669	Smiths Group PLC	52,354	0.5
4,110	Tesco PLC	13,487	0.1
		1,769,029	16.6

	United States: 0.8%
767	Swiss Re AG	83,805	0.8

	Total Common Stock (Cost $10,329,307)	10,227,069	96.2

EXCHANGE-TRADED FUNDS: 2.4%
5,336	iShares MSCI EAFE Value ETF	252,019	2.4

	Total Exchange-Traded Funds (Cost $262,315)	252,019	2.4

PREFERRED STOCK: 0.6%
	Germany: 0.6%
830	Henkel AG & Co. KGaA	59,872	0.6
	Total Preferred Stock (Cost $73,480)	59,872	0.6
	Total Long-Term Investments (Cost $10,665,102)	10,538,960	99.2

			Percentage
			of Net
Shares		Value	Assets
SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
32,000 (3)	Morgan Stanley Institutional
	Liquidity Funds -
	Government Portfolio
	(Institutional Share Class),
	5.250%
	(Cost $32,000)	$32,000	0.3

	Total Short-Term
	Investments
	(Cost $32,000)	$32,000	0.3
	Total Investments in
	Securities
	(Cost $10,697,102)	$10,570,960	99.5
	Assets in Excess of
	Other Liabilities	55,761	0.5
	Net Assets	$10,626,721	100.0

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Non-income producing security.
(3)	Rate shown is the 7-day yield as of October 31, 2023.

Percentage
Sector Diversification	of Net Assets
Financials	26.4%
Industrials	14.6
Health Care	9.6
Energy	8.0
Materials	7.8
Consumer Staples	7.4
Utilities	7.1
Consumer Discretionary	6.5
Communication Services	5.9
Real Estate	2.6
Exchange-Traded Funds	2.4
Information Technology	0.9
Short-Term Investments	0.3
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

39

Voya International High	PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2023 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	October 31, 2023
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$838,627	$—	$838,627
Austria	—	27,609	—	27,609
Belgium	—	20,086	—	20,086
China	—	98,026	—	98,026
Denmark	—	151,784	—	151,784
Finland	34,351	—	—	34,351
France	—	748,921	—	748,921
Germany	—	626,804	—	626,804
Hong Kong	36,270	311,428	—	347,698
Ireland	—	21,329	—	21,329
Israel	—	45,636	—	45,636
Italy	—	567,585	—	567,585
Japan	—	2,617,414	—	2,617,414
Jordan	—	41,242	—	41,242
Netherlands	12,855	745,445	—	758,300
New Zealand	9,134	28,184	—	37,318
Norway	—	21,558	—	21,558
Singapore	—	16,471	—	16,471
Spain	—	598,378	—	598,378
Switzerland	15,859	739,239	—	755,098
United Kingdom	—	1,769,029	—	1,769,029
United States	—	83,805	—	83,805
Total Common Stock	108,469	10,118,600	—	10,227,069
Exchange-Traded Funds	252,019	—	—	252,019
Preferred Stock	—	59,872	—	59,872
Short-Term Investments	32,000	—	—	32,000
Total Investments, at fair value	$392,488	$10,178,472	$—	$10,570,960

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $10,750,338.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$559,273
Gross Unrealized Depreciation	(740,177)
Net Unrealized Depreciation	$(180,904)

See Accompanying Notes to Financial Statements

40

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2023

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: 97.8%
	Argentina: 1.3%
22,651	Cresud SACIF y A, ADR	$163,767	0.1
28,878	IRSA Inversiones y Representaciones SA, ADR	171,535	0.1
2,061 (1)	MercadoLibre, Inc.	2,557,165	1.1
		2,892,467	1.3

	Australia: 0.1%
5,161	Rio Tinto PLC, ADR	332,059	0.1

	Brazil: 7.2%
58,782	B3 SA - Brasil Bolsa Balcao	129,998	0.1
451,098	Banco Bradesco SA, ADR	1,258,563	0.6
84,302	Banco Santander Brasil SA, ADR	445,958	0.2
29,575	BB Seguridade Participacoes SA	179,969	0.1
197,092 (1)(2)	BRF SA, ADR	407,980	0.2
44,030	CCR SA	105,059	0.0
13,769	Energisa S/A	127,674	0.1
14,129	Equatorial Energia SA	88,780	0.0
239,402	Itau Unibanco Holding SA, ADR	1,271,225	0.6
76,307	Klabin SA	323,889	0.1
30,830	Petroleo Brasileiro SA	231,145	0.1
140,464	Petroleo Brasileiro SA - Foreign, ADR	2,106,960	1.0
271,838	Raia Drogasil SA	1,391,608	0.6
33,995	Rumo SA	150,295	0.1
69,376 (1)	Sitios Latinoamerica SAB de CV	24,243	0.0
40,402	Suzano SA	413,817	0.2
19,016	Telefonica Brasil SA	170,330	0.1
87,164	Telefonica Brasil SA, ADR	776,631	0.3
242,170	TIM SA/Brazil	729,620	0.3
98,171	Ultrapar Participacoes SA	397,026	0.2
149,370 (2)	Vale SA, ADR	2,047,863	0.9
30,375	Vale SA - Foreign	415,885	0.2
72,074	Vibra Energia SA	283,335	0.1
117,202	XP, Inc. - Class A	2,344,040	1.1
		15,821,893	7.2
	Chile: 0.6%
125,755	Cencosud SA	203,737	0.1
60,507	Empresas CMPC SA	108,169	0.0
19,711	Empresas Copec SA	130,489	0.1
2,147,917	Enel Chile SA	127,195	0.0
18,159	Sociedad Quimica y Minera
	de Chile SA, ADR	878,896	0.4
		1,448,486	0.6
	China: 21.5%
468,200 (1)	Alibaba Group Holding Ltd.	4,820,156	2.2
29,400	ANTA Sports Products Ltd.	332,499	0.1
14,526 (1)	Baidu, Inc., ADR	1,525,230	0.7
2,908 (1)(2)	BeiGene Ltd., ADR	541,702	0.2
74,500	Beijing Enterprises Holdings Ltd.	248,224	0.1
874,242 (3)	Budweiser Brewing Co. APAC Ltd.	1,661,363	0.7
4,500	BYD Co. Ltd. - Class H	136,846	0.1
1,437,000 (3)	CGN Power Co. Ltd. - Class H	345,322	0.2

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	China (continued)
232,000	China Communications Services Corp. Ltd. - Class H	$94,894	0.0
141,000	China Life Insurance Co. Ltd. - Class H	190,970	0.1
560,174	China Mengniu Dairy Co. Ltd.	1,829,045	0.8
1,339,650	China Petroleum & Chemical Corp. - Class H	685,148	0.3
272,000	China Railway Group Ltd. - Class H	128,374	0.1
372,000 (3)	China Railway Signal & Communication Corp. Ltd. - Class H	116,497	0.0
196,000	CRRC Corp. Ltd. - Class H	81,658	0.0
160,800	CSPC Pharmaceutical Group Ltd.	140,454	0.1
20,875 (1)	DiDi Global, Inc., ADR	70,766	0.0
11,700	ENN Energy Holdings Ltd.	88,629	0.0
397,928 (1)	H World Group Ltd.	1,495,785	0.7
50,200	Haier Smart Home Co. Ltd. - Class H	143,187	0.1
216,000	Hengan International Group Co. Ltd.	723,448	0.3
90,200 (1)	Inner Mongolia Yitai Coal Co. Ltd. - Class B	123,797	0.1
74,000 (1)(3)	Innovent Biologics, Inc.	436,094	0.2
31,745 (1)	iQIYI, Inc., ADR	147,932	0.1
18,753	JD.com, Inc., ADR	476,701	0.2
216,961	JD.com, Inc. - Class A	2,758,261	1.2
89,000	Jiangxi Copper Co. Ltd. - Class H	125,842	0.1
866,000	Kunlun Energy Co. Ltd.	721,468	0.3
100	Kweichow Moutai Co. Ltd. - Class A	23,030	0.0
17,700	Kweichow Moutai Co. Ltd. - Sanghai - Class A	4,076,379	1.8
24,480 (1)(3)	Meituan - Class B	347,004	0.2
6,600	NetEase, Inc.	141,250	0.1
665,000	People's Insurance Co. Group of China Ltd. - Class H	219,423	0.1
2,496,000	PetroChina Co. Ltd. - Class H	1,629,178	0.7
116,000	PICC Property & Casualty Co. Ltd. - Class H	132,467	0.1
207,000	Ping An Insurance Group Co. of China Ltd. - Class H	1,050,003	0.5
1,339,300	Shandong Weigao Group Medical Polymer Co. Ltd. - Class H	1,243,127	0.6
164,000	Shenzhen International Holdings Ltd.	108,096	0.0
12,457	Shenzhen Mindray Bio- Medical Electronics Co. Ltd. - Class A	486,880	0.2
72,400	Sinopharm Group Co. Ltd. - Class H	173,129	0.1
23,002 (1)	Sohu.com Ltd., ADR	189,307	0.1
189,196	Tencent Holdings Ltd.	7,001,909	3.2

See Accompanying Notes to Financial Statements

41

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2023 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	China (continued)
516,000	Tingyi Cayman Islands Holding Corp.	$684,461	0.3
158,000 (3)	Topsports International Holdings Ltd.	132,869	0.1
26,229 (1)	Trip.com Group Ltd., ADR	891,786	0.4
100,000	Tsingtao Brewery Co. Ltd. - Class H	758,353	0.3
1,096,600	Uni-President China Holdings Ltd.	746,925	0.3
195,000	Want Want China Holdings Ltd.	121,165	0.1
28,601	Weibo Corp., ADR	338,350	0.1
10,440	Weibo Corp. - Class A	123,186	0.1
184,900	Wuliangye Yibin Co. Ltd. - Class A	3,941,409	1.8
365,000	Yangzijiang Shipbuilding Holdings Ltd.	386,894	0.2
46,010	Yum China Holdings, Inc.	2,411,019	1.1
		47,547,891	21.5
	Colombia: 0.0%
163,318	Ecopetrol SA	96,142	0.0

	France: 0.8%
4,151	L'Oreal SA	1,744,793	0.8

	Germany: 0.5%
6,440	adidas AG	1,145,083	0.5

	Greece: 0.6%
6,875	GEK Terna Holding Real Estate Construction SA	96,023	0.0
7,214	Hellenic Telecommunications Organization SA	101,114	0.1
10,919	Helleniq Energy Holdings SA	80,065	0.0
5,251	Jumbo SA	138,124	0.1
7,678	Motor Oil Hellas Corinth Refineries SA	182,792	0.1
12,701	Mytilineos SA	470,094	0.2
15,059	OPAP SA	255,074	0.1
		1,323,286	0.6
	Hong Kong: 1.0%
247,391	AIA Group Ltd.	2,148,296	1.0
	Hungary: 0.4%
63,917	MOL Hungarian Oil & Gas PLC	508,578	0.3
11,820	Richter Gedeon Nyrt	277,146	0.1
		785,724	0.4
	India: 14.8%
18,777	Ambuja Cements Ltd.	95,795	0.0
29,173	Asian Paints Ltd.	1,050,847	0.5
2,422	Bajaj Auto Ltd.	154,501	0.1
11,922	Bajaj Finance Ltd.	1,073,212	0.5
83,484	Bharat Electronics Ltd.	133,749	0.1
79,597	Bharat Petroleum Corp. Ltd.	333,683	0.2
2,893	Britannia Industries Ltd.	153,894	0.1
11,810	Cipla Ltd./India	170,243	0.1
109,698	Coal India Ltd.	414,081	0.2
2,694	Coforge Ltd.	161,425	0.1

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	India (continued)
6,976	Colgate-Palmolive India Ltd.	$177,115	0.1
8,167	Coromandel International Ltd.	102,336	0.0
7,316	Cummins India Ltd.	147,362	0.1
2,260	Divi's Laboratories Ltd.	91,974	0.0
5,292	Dr Reddy's Laboratories Ltd.	341,570	0.2
2,447	Eicher Motors Ltd.	96,847	0.0
47,378	Exide Industries Ltd.	145,336	0.1
185,541	GAIL India Ltd.	266,404	0.1
114,090	HCL Technologies Ltd.	1,749,961	0.8
3,588 (3)	HDFC Asset Management Co. Ltd.	117,856	0.1
61,026	HDFC Bank Ltd., ADR	3,451,020	1.6
6,550	Hero MotoCorp Ltd.	243,067	0.1
40,102	Hindalco Industries Ltd.	221,353	0.1
4,563	Hindustan Aeronautics Ltd.	99,860	0.0
354,099	Indian Oil Corp. Ltd.	381,449	0.2
20,293	Indraprastha Gas Ltd.	93,217	0.0
127,857	Infosys Ltd.	2,102,706	1.0
180,449	Infosys Ltd. - Foreign, ADR	2,962,973	1.3
3,671 (1)(3)	InterGlobe Aviation Ltd.	108,194	0.0
20,371	ITC Ltd.	104,860	0.0
12,128	Jindal Steel & Power Ltd.	92,345	0.0
12,684	JSW Steel Ltd.	112,229	0.0
5,515	Larsen & Toubro Ltd.	194,078	0.1
1,553 (3)	LTIMindtree Ltd.	94,486	0.0
8,014	Mahindra & Mahindra Ltd.	140,448	0.1
1,155	Maruti Suzuki India Ltd.	144,233	0.1
3,317	Mphasis Ltd.	84,684	0.0
154	MRF Ltd.	200,371	0.1
544	Nestle India Ltd.	158,407	0.1
112,330	NMDC Ltd.	208,179	0.1
103,211	NTPC Ltd.	292,412	0.1
157,960	Oil & Natural Gas Corp. Ltd.	353,449	0.2
29,342	Oil India Ltd.	105,444	0.0
1,924	Oracle Financial Services Software Ltd.	89,654	0.0
2,079	Persistent Systems Ltd.	153,989	0.1
100,105	Petronet LNG Ltd.	239,948	0.1
2,216	PI Industries Ltd.	90,505	0.0
8,213	Piramal Enterprises Ltd.	96,248	0.0
96,035	Power Grid Corp. of India Ltd.	233,244	0.1
17,768 (1)	Rajesh Exports Ltd.	95,841	0.0
312,165	Reliance Industries Ltd.	8,583,847	3.9
304,918 (1)	Reliance Strategic Investments Ltd.	802,042	0.4
11,737	Sun Pharmaceutical Industries Ltd.	153,451	0.1
2,617	Supreme Industries Ltd.	136,076	0.1
4,464	Tata Communications Ltd.	89,251	0.0
20,527	Tata Consultancy Services Ltd.	831,007	0.4
87,107	Tata Consumer Products Ltd.	942,509	0.4
18,637	Tata Motors Ltd.	140,765	0.1
145,435	Tata Steel Ltd.	207,534	0.1
20,603	Tech Mahindra Ltd.	280,780	0.1

See Accompanying Notes to Financial Statements

42

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2023 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	India (continued)
1,686	UltraTech Cement Ltd.	$170,630	0.1
60,386	Vedanta Ltd.	157,144	0.1
37,787 (1)	Zee Entertainment Enterprises Ltd.	117,653	0.1
13,034	Zydus Lifesciences Ltd.	89,813	0.0
		32,629,586	14.8
	Indonesia: 2.0%
4,853,700	Astra International Tbk PT	1,765,677	0.8
3,841,135	Bank Central Asia Tbk PT	2,116,161	1.0
257,400	Bank Mandiri Persero Tbk PT	91,957	0.0
225,600	Indofood Sukses Makmur Tbk PT	94,448	0.0
566,900	Sumber Alfaria Trijaya Tbk PT	103,137	0.0
685,100	Telkom Indonesia Persero Tbk PT	150,185	0.1
79,900	United Tractors Tbk PT	126,442	0.1
		4,448,007	2.0
	Japan: 1.2%
11,863	Fast Retailing Co. Ltd.	2,626,426	1.2

	Kuwait: 0.1%
13,399	Humansoft Holding Co. KSC	131,630	0.1
58,460	Mobile Telecommunications Co. KSCP	90,945	0.0
		222,575	0.1
	Malaysia: 0.6%
189,000	Axiata Group Bhd	86,475	0.0
95,500	CIMB Group Holdings Bhd	114,418	0.1
140,800	Gamuda Bhd	137,121	0.1
36,100	Kuala Lumpur Kepong Bhd	166,643	0.1
60,800	Petronas Chemicals Group Bhd	93,754	0.0
23,200	Petronas Dagangan Bhd	111,313	0.0
31,500	Petronas Gas Bhd	113,716	0.1
192,900	Sime Darby Bhd	92,711	0.0
87,000	Tenaga Nasional Bhd	180,775	0.1
216,287	UEM Sunrise Bhd	36,140	0.0
431,400	YTL Corp. Bhd	132,334	0.1
		1,265,400	0.6
	Mexico: 7.6%
167,496	Alfa SAB de CV - Class A	104,052	0.0
29,248 (1)	Alsea SAB de CV	97,077	0.0
55,976	America Movil SAB de CV - Foreign, ADR	929,202	0.4
14,793	Arca Continental SAB de CV	132,742	0.1
593,914 (1)	Cemex SAB de CV	355,446	0.2
125,221 (1)	Cemex SAB de CV - Foreign, ADR	747,569	0.3
39,073	Coca-Cola Femsa SAB de CV	297,041	0.1
8,565	Coca-Cola Femsa SAB de CV - Foreign, ADR	651,111	0.3
57,330	Corp Inmobiliaria Vesta SAB de CV	179,790	0.1

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Mexico (continued)
18,226	El Puerto de Liverpool SAB de CV - Class C1	$92,793	0.0
305,222	Fibra Uno Administracion SA de CV	464,038	0.2
40,078	Fomento Economico Mexicano SAB de CV	453,131	0.2
45,485	Fomento Economico Mexicano SAB de CV - Foreign, ADR	5,158,454	2.3
14,227	GCC SAB de CV	126,938	0.1
11,262	Gruma SAB de CV - Class B	196,156	0.1
17,432	Grupo Aeroportuario del Centro Norte SAB de CV	133,633	0.1
15,506	Grupo Aeroportuario del Pacifico SAB de CV - Class B	181,034	0.1
8,355	Grupo Aeroportuario del Sureste SAB de CV - Class B	180,734	0.1
68,518	Grupo Bimbo SAB de CV	278,116	0.1
80,031	Grupo Comercial Chedraui SA de CV	466,185	0.2
138,759	Grupo Financiero Banorte SAB de CV - Class O	1,124,064	0.5
19,700	Grupo Mexico SAB de CV	81,809	0.0
182,189	Grupo Televisa SAB, ADR	420,857	0.2
52,160	Kimberly-Clark de Mexico SAB de CV - Class A	95,589	0.0
72,132	Orbia Advance Corp. SAB de CV	117,066	0.1
43,163	Prologis Property Mexico SA de CV	154,969	0.1
18,043	Promotora y Operadora de Infraestructura SAB de CV	148,685	0.1
966,851	Wal-Mart de Mexico SAB de CV	3,464,339	1.6
		16,832,620	7.6
	Netherlands: 0.8%
19,226	Heineken NV	1,727,331	0.8

	Peru: 0.6%
93,175	Cia de Minas Buenaventura SAA, ADR	754,717	0.4
3,800	Credicorp Ltd.	474,848	0.2
		1,229,565	0.6
	Philippines: 0.2%
583,700	DMCI Holdings, Inc.	94,334	0.0
44,940	International Container Terminal Services, Inc.	159,224	0.1
15,950	Manila Electric Co.	99,793	0.1
		353,351	0.2
	Qatar: 0.1%
35,111	Ooredoo QPSC	95,372	0.0
44,698	Qatar Fuel QSC	182,303	0.1
		277,675	0.1
	Romania: 0.2%
23,495	NEPI Rockcastle NV	126,895	0.1

See Accompanying Notes to Financial Statements

43

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2023 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Romania (continued)
2,353,475	OMV Petrom SA	$269,005	0.1
		395,900	0.2
	Russia: 0.1%
164,710 (4)	Alrosa PJSC	—	—
951,000 (1)(3)(4)	Detsky Mir PJSC	—	—
1,037,141 (1)(4)	Gazprom PJSC	—	—
25,468 (4)	Lukoil PJSC	—	—
14,210 (4)	Magnit PJSC	—	—
271,070 (1)(4)	Magnitogorsk Iron & Steel Works PJSC	—	—
1,179 (1)(4)	MMC Norilsk Nickel PJSC	—	—
91,474 (4)	Mobile TeleSystems PJSC	—	—
83,570 (1)(4)	Novolipetsk Steel PJSC	—	—
4,078 (1)(4)	PhosAgro PJSC	—	—
453,015 (4)	Rosneft Oil Co. PJSC	—	—
1,076,340 (4)	Sberbank of Russia PJSC	—	—
16,184 (1)(4)	Severstal PAO	—	—
34,543 (4)	Tatneft PJSC	—	—
25,031 (1)(4)	Yandex NV - Class A	295,171	0.1
		295,171	0.1
	Saudi Arabia: 0.4%
34,097	Abdullah Al Othaim Markets Co.	118,473	0.1
1,852	Bupa Arabia for Cooperative Insurance Co.	105,149	0.0
12,763	Etihad Etisalat Co.	156,833	0.1
25,203	Jarir Marketing Co.	97,276	0.0
3,923	SABIC Agri-Nutrients Co.	140,063	0.1
3,304	Saudi Airlines Catering Co.	91,944	0.0
15,368	Saudi Telecom Co.	157,431	0.1
1,143	Saudia Dairy & Foodstuff Co.	91,401	0.0
		958,570	0.4
	South Africa: 1.6%
13,501	Bid Corp. Ltd.	286,420	0.1
9,686	Bidvest Group Ltd.	137,103	0.1
7,997	Clicks Group Ltd.	117,843	0.0
9,780	Gold Fields Ltd.	129,017	0.1
47,795	MTN Group Ltd.	233,314	0.1
176,964	OUTsurance Group Ltd.	382,841	0.2
44,960	Remgro Ltd.	347,570	0.2
457,877	Sanlam Ltd.	1,605,978	0.7
16,665	Tiger Brands Ltd.	154,287	0.1
29,699	Woolworths Holdings Ltd./
	South Africa	110,574	0.0
		3,504,947	1.6
	South Korea: 15.4%
2,090	DB Insurance Co. Ltd.	135,973	0.1
3,357	Doosan Bobcat, Inc.	96,450	0.0
4,369	Hana Financial Group, Inc.	127,037	0.1
2,394	HD Hyundai Co. Ltd.	101,966	0.0
1,335	Hyundai Glovis Co. Ltd.	169,426	0.1
2,301	Hyundai Mobis Co. Ltd.	356,344	0.2
1,495	Hyundai Motor Co.	188,346	0.1
4,036	Hyundai Steel Co.	98,149	0.0
35,377	Kakao Corp.	997,130	0.4
3,635	KB Financial Group, Inc.	138,560	0.1
8,050	Kia Corp.	459,908	0.2
9,553	Korean Air Lines Co. Ltd.	145,351	0.1

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	South Korea (continued)
4,079	KT&G Corp.	$257,317	0.1
3,313	LG Electronics, Inc.	245,768	0.1
91,311	LG Uplus Corp.	684,350	0.3
2,703	Lotte Corp.	52,131	0.0
582	Lotte Wellfood Co. Ltd.	49,187	0.0
13,915	NAVER Corp.	1,945,361	0.9
853	POSCO Holdings, Inc.	261,125	0.1
2,860	Samsung C&T Corp.	226,128	0.1
1,357	Samsung Electro- Mechanics Co. Ltd.	125,470	0.0
179,954	Samsung Electronics Co. Ltd.	8,957,188	4.0
9,322 (1)	Samsung Engineering Co. Ltd.	164,297	0.1
788	Samsung Fire & Marine Insurance Co. Ltd.	150,683	0.1
23,390	Samsung Life Insurance Co. Ltd.	1,252,285	0.6
1,735	Samsung SDS Co. Ltd.	177,846	0.1
40,336	Shinhan Financial Group Co. Ltd.	1,036,805	0.5
70,665	SK Hynix, Inc.	6,136,699	2.8
169,294 (1)	SK Square Co. Ltd.	5,349,342	2.4
106,490	SK Telecom Co. Ltd.	3,883,364	1.8
12,551	Woori Financial Group, Inc.	110,860	0.0
		34,080,846	15.4
	Taiwan: 13.2%
8,000	Accton Technology Corp.	123,954	0.1
246,000	Acer, Inc.	259,994	0.1
18,471	Advantech Co. Ltd.	189,692	0.1
152,000	ASE Technology Holding Co. Ltd.	532,149	0.2
73,000	Asia Cement Corp.	90,146	0.0
17,000	Asustek Computer, Inc.	178,247	0.1
22,000	Catcher Technology Co. Ltd.	123,418	0.1
130,000	Chicony Electronics Co. Ltd.	500,467	0.2
135,000	China Steel Corp.	100,717	0.0
52,000	Chunghwa Telecom Co. Ltd.	185,980	0.1
687,000	Compal Electronics, Inc.	597,577	0.3
155,000	CTBC Financial Holding Co. Ltd.	116,731	0.1
34,000	Delta Electronics, Inc.	306,404	0.1
9,000	Eclat Textile Co. Ltd.	143,246	0.1
165,000	Far Eastern New Century Corp.	150,334	0.1
54,000	Far EasTone Telecommunications Co. Ltd.	126,491	0.1
27,000	Feng TAY Enterprise Co. Ltd.	149,089	0.1
939,000 (1)(2)(3)	FIT Hon Teng Ltd.	125,928	0.1
71,000	Formosa Chemicals & Fibre Corp.	133,585	0.1
85,000	Formosa Plastics Corp.	202,145	0.1
122,000	Foxconn Technology Co. Ltd.	197,949	0.1

See Accompanying Notes to Financial Statements

44

Voya Multi-Manager Emerging	PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2023 (CONTINUED)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Taiwan (continued)
11,000	Gigabyte Technology Co. Ltd.	$74,733	0.0
116,000	Hon Hai Precision Industry Co. Ltd.	346,227	0.2
259,000	Inventec Corp.	324,466	0.1
4,000	Largan Precision Co. Ltd.	256,187	0.1
105,000	Lite-On Technology Corp.	326,919	0.1
235,000	MediaTek, Inc.	6,133,350	2.8
70,000	Micro-Star International Co. Ltd.	358,353	0.2
117,000	Nan Ya Plastics Corp.	223,859	0.1
35,000	Novatek Microelectronics Corp.	492,908	0.2
184,000	Pegatron Corp.	429,387	0.2
286,000	Pou Chen Corp.	254,930	0.1
103,000	Powertech Technology, Inc.	334,630	0.1
13,000	President Chain StoreCorp.	103,407	0.0
19,000	Quanta Computer, Inc.	112,182	0.0
20,000	Realtek Semiconductor Corp.	249,257	0.1
25,000	Sino-American Silicon Products, Inc.	126,560	0.1
232,000	Taishin Financial Holding Co. Ltd.	123,741	0.1
44,000	Taiwan Mobile Co. Ltd.	130,032	0.1
746,000	Taiwan Semiconductor Manufacturing Co. Ltd.	12,184,059	5.5
140,000	Teco Electric and Machinery Co. Ltd.	199,824	0.1
22,000	Unimicron Technology Corp.	98,118	0.0
132,000	Uni-President Enterprises Corp.	276,929	0.1
502,000	United Microelectronics Corp.	721,933	0.3
44,000	Vanguard International Semiconductor Corp.	95,556	0.0
154,000	Wistron Corp.	429,429	0.2
2,000	Wiwynn Corp.	94,766	0.0
54,000	Zhen Ding Technology Holding Ltd.	163,266	0.1
		29,199,251	13.2
	Thailand: 2.0%
30,900	Advanced Info Service PCL	189,260	0.1
171,800	Bangkok Dusit Medical Services PCL - Foreign - Class F	126,645	0.1
21,600	Bumrungrad Hospital PCL - Foreign	156,114	0.1
1,957,797	CP ALL PCL - Foreign	3,008,880	1.4
400,600	Land & Houses PCL - Foreign	84,152	0.0
126,200	Minor International PCL	98,345	0.0
43,500	PTT Exploration & Production PCL - Foreign Shares	198,657	0.1
329,500	PTT PCL - Foreign	304,984	0.1
15,700	Siam Cement PCL - Foreign	125,766	0.0

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Thailand (continued)
103,300	Thai Oil PCL - Foreign	$135,251	0.1
		4,428,054	2.0
	Turkey: 0.6%
484,165	Akbank TAS	503,668	0.2
12,161	BIM Birlesik Magazalar AS	116,804	0.1
3,919 (1)	D-MARKET Elektronik Hizmetler ve Ticaret AS, ADR	4,428	0.0
48,300 (1)	Turkcell Iletisim Hizmetleri AS	81,867	0.0
85,068 (1)	Turkcell Iletisim Hizmetleri AS, ADR	350,480	0.2
43,489	Turkiye Petrol Rafinerileri AS	218,186	0.1
		1,275,433	0.6
	United Arab Emirates: 0.4%
277,313	Air Arabia PJSC	197,811	0.1
76,546	Aldar Properties PJSC	108,369	0.0
85,030	Emaar Development PJSC	143,494	0.1
136,883	Emaar Properties PJSC	249,371	0.1
128,059 (1)	Multiply Group PJSC	118,661	0.1
		817,706	0.4
	United Kingdom: 0.8%
5,629	Anglogold Ashanti PLC	103,907	0.0
342,800 (1)(4)	Fix Price Group PLC, GDR	—	—
36,040	Unilever PLC, ADR	1,706,494	0.8
		1,810,401	0.8
	United States: 1.1%
12,937	Intel Corp.	472,200	0.2
30,940	Micron Technology, Inc.	2,068,958	0.9
		2,541,158	1.1
	Total Common Stock
	(Cost $249,291,135)	216,206,093	97.8

PREFERRED STOCK: 1.0%
	Brazil: 0.9%
34,148	Bradespar SA	151,378	0.1
87,834	Cia Energetica de Minas Gerais	204,004	0.1
135,031	Gerdau SA	586,002	0.3
241,766	Itausa SA	414,792	0.2
95,454	Metalurgica Gerdau SA	195,764	0.1
50,426	Petroleo Brasileiro SA	347,358	0.1
		1,899,298	0.9
	Chile: 0.0%
49,936	Embotelladora Andina SA	101,546	0.0
	Russia: —%
378 (4)	AK Transneft PJSC OAO	—	—
863,754 (4)	Surgutneftegas PJSC	—	—
217 (4)	Transneft PJSC	—	—
		—	—
	South Korea: 0.1%
3,816	Samsung Electronics Co. Ltd.	152,353	0.1
	Total Preferred Stock
	(Cost $4,060,289)	2,153,197	1.0

See Accompanying Notes to Financial Statements

45

VOYA MULTI-MANAGER EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
WARRANTS: 0.0%
	United States: 0.0%
38,283 (1)	IRSA Inversiones y Representaciones SA	$14,567	0.0
	Total Warrants
	(Cost $–)	14,567	0.0
	Total Long-Term Investments
	(Cost $253,351,424)	218,373,857	98.8

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 2.2%
	Repurchase Agreements: 1.4%
56,336 (5)	BNP Paribas S.A., Repurchase Agreement dated 10/31/2023, 5.300%, due 11/01/2023 (Repurchase Amount $56,344, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%- 7.000%, Market Value plus accrued interest $57,463, due 11/30/23-11/01/53)	56,336	0.0
1,000,000 (5)	Citadel Securities LLC, Repurchase Agreement dated 10/31/2023, 5.380%, due 11/01/2023 (Repurchase Amount $1,000,147, collateralized by various U.S. Government Securities, 0.000%-7.500%, Market Value plus accrued interest $1,020,152, due
	11/09/23-08/15/53)	1,000,000	0.5
1,000,000 (5)	Industrial & Comm. Bank of China, Repurchase Agreement dated 10/31/2023, 5.340%, due 11/01/2023 (Repurchase Amount $1,000,146, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $1,020,000, due 11/02/23-08/15/53)	1,000,000	0.5

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (5)	National Bank Financial, Repurchase Agreement dated 10/31/2023, 5.340%, due 11/01/2023 (Repurchase Amount $1,000,146, collateralized by various U.S. Government Securities, 0.000%-4.375%, Market Value plus accrued interest $1,020,004, due 11/01/23-09/09/49)	$1,000,000	0.4
	Total Repurchase Agreements
	(Cost $3,056,336)	3,056,336	1.4
			Percentage
			of Net
Shares		Value	Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.8%
1,658,522 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.240%	1,658,522	0.7
144,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.250%	144,000	0.1
	Total Mutual Funds
	(Cost $1,802,522)	1,802,522	0.8
	Total Short-Term Investments
	(Cost $4,858,858)	4,858,858	2.2
	Total Investments in Securities
	(Cost $258,210,282)	$223,232,715	101.0
	Liabilities in Excess of Other Assets	(2,259,777)	(1.0)
	Net Assets	$220,972,938	100.0
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2023.

See Accompanying Notes to Financial Statements

46

VOYA MULTI-MANAGER EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Percentage
Sector Diversification	of Net Assets
Information Technology	24.1%
Consumer Staples	17.9
Financials	11.5
Consumer Discretionary	11.2
Communication Services	10.3
Energy	8.4
Industrials	5.6
Materials	5.5
Health Care	2.0
Utilities	1.5
Real Estate	0.8
Warrants	0.0
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(1.0)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

47

VOYA MULTI-MANAGER EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Signiﬁcant Other	Signiﬁcant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	October 31, 2023
Asset Table
Investments, at fair value
Common Stock
Argentina	$2,892,467	$—	$—	$2,892,467
Australia	332,059	—	—	332,059
Brazil	15,821,893	—	—	15,821,893
Chile	1,448,486	—	—	1,448,486
China	5,613,160	41,934,731	—	47,547,891
Colombia	96,142	—	—	96,142
France	—	1,744,793	—	1,744,793
Germany	—	1,145,083	—	1,145,083
Greece	967,098	356,188	—	1,323,286
Hong Kong	—	2,148,296	—	2,148,296
Hungary	785,724	—	—	785,724
India	7,324,229	25,305,357	—	32,629,586
Indonesia	103,137	4,344,870	—	4,448,007
Japan	—	2,626,426	—	2,626,426
Kuwait	131,630	90,945	—	222,575
Malaysia	542,925	722,475	—	1,265,400
Mexico	16,832,620	—	—	16,832,620
Netherlands	—	1,727,331	—	1,727,331
Peru	1,229,565	—	—	1,229,565
Philippines	194,127	159,224	—	353,351
Qatar	277,675	—	—	277,675
Romania	126,895	269,005	—	395,900
Russia	—	—	295,171	295,171
Saudi Arabia	542,603	415,967	—	958,570
South Africa	3,221,643	283,304	—	3,504,947
South Korea	—	34,080,846	—	34,080,846
Taiwan	—	29,199,251	—	29,199,251
Thailand	—	4,428,054	—	4,428,054
Turkey	1,057,247	218,186	—	1,275,433
United Arab Emirates	306,180	511,526	—	817,706
United Kingdom	1,706,494	103,907	—	1,810,401
United States	2,541,158	—	—	2,541,158
Total Common Stock	64,095,157	151,815,765	295,171	216,206,093
Preferred Stock	2,000,844	152,353	—	2,153,197
Warrants	14,567	—	—	14,567
Short-Term Investments	1,802,522	3,056,336	—	4,858,858
Total Investments, at fair value	$67,913,090	$155,024,454	$295,171	$223,232,715
Liabilities Table
Other Financial Instruments+
Futures	$(40,777)	$—	$—	$(40,777)
Total Liabilities	$(40,777)	$—	$—	$(40,777)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

48

VOYA MULTI-MANAGER EMERGING MARKETS EQUITY FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

At October 31, 2023, the following futures contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:

	Number	Expiration	Notional	Unrealized
Description	of Contracts	Date	Amount	Depreciation
Long Contracts:
MSCI Emerging Markets Index	19	12/15/23	$873,240	$(40,777)
			$873,240	$(40,777)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$40,777
Total Liability Derivatives		$40,777

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Forward
	foreign
	currency
Derivatives not accounted for as hedging instruments	contracts	Futures	Total
Equity contracts	$—	$179,817	$179,817
Foreign exchange contracts	(33,073)	—	(33,073)

Total	$(33,073)	$179,817	$146,744

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Forward
	foreign
	currency
Derivatives not accounted for as hedging instruments	contracts	Futures	Total
Equity contracts	$—	$(45,980)	$(45,980)
Foreign exchange contracts	(10,127)	—	(10,127)
Total	$(10,127)	$(45,980)	$(56,107)

At October 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $269,219,270.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$9,374,663
Gross Unrealized Depreciation	(54,351,322)
Net Unrealized Depreciation	$(44,976,659)

See Accompanying Notes to Financial Statements

49

VOYA MULTI-MANAGER INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: 96.1%
	Argentina: 0.5%
1,036 (1)	MercadoLibre, Inc.	$1,285,407	0.5

	Australia: 1.3%
63,427 (1)	Allkem Ltd.	387,582	0.1
2,735	Cochlear Ltd.	419,204	0.2
41,563	Rio Tinto PLC	2,651,743	1.0
		3,458,529	1.3
	Austria: 0.4%
64,705	Mondi PLC	1,046,638	0.4

	Belgium: 0.8%
17,441	Anheuser-Busch InBev SA	992,359	0.4
7,288	D'ieteren Group	1,082,565	0.4
		2,074,924	0.8
	Brazil: 1.2%
134,073	Localiza Rent a Car SA	1,355,954	0.5
108,406	Raia Drogasil SA	554,958	0.2
37,247	Yara International ASA	1,218,794	0.5
		3,129,706	1.2
	Canada: 6.3%
20,773	Cameco Corp.	849,794	0.3
32,827	Canadian Pacific Kansas City Ltd.	2,330,735	0.9
14,709	Canadian Tire Corp. Ltd. - Class A	1,418,768	0.5
104,021	Cenovus Energy, Inc.	1,981,781	0.7
663	Constellation Software, Inc./Canada	1,329,112	0.5
30,279	Magna International, Inc.	1,455,051	0.6
44,600	Methanex Corp.	1,841,569	0.7
47,000	Open Text Corp.	1,569,209	0.6
12,265	RB Global, Inc.	802,631	0.3
16,862 (1)	Shopify, Inc. - Class A	795,718	0.3
6,749	TFI International, Inc.	746,612	0.3
28,119	Toronto-Dominion Bank	1,570,649	0.6
		16,691,629	6.3
	Chile: 0.8%
41,700	Antofagasta PLC	681,859	0.3
234,100	Lundin Mining Corp.	1,461,912	0.5
		2,143,771	0.8
	China: 4.4%
54,140 (1)	Alibaba Group Holding Ltd.	557,376	0.2
33,500	BYD Co. Ltd. - Class H	1,018,739	0.4
14,600	Contemporary Amperex Technology Co. Ltd. - Class A	370,720	0.2
71,084	ENN Energy Holdings Ltd.	538,472	0.2
53,044	KE Holdings, Inc., ADR	780,277	0.3
79,649 (1)(2)	Meituan - Class B	1,129,026	0.4
112,000	Ping An Insurance Group Co. of China Ltd. - Class H	568,117	0.2
30,932 (1)	Prosus NV	865,032	0.3
81,200	Proya Cosmetics Co. Ltd. - Class A	1,152,932	0.4
68,299	Tencent Holdings Ltd.	2,527,661	1.0
1,315,000	Weichai Power Co. Ltd. -Class H	1,968,321	0.8
		11,476,673	4.4

			Percentage
			of Net
Shares	RA	Value	Assets
COMMON STOCK: (continued)
	Denmark: 1.1%
3,909	DSV A/S	$584,165	0.2
23,949	Novo Nordisk A/S - Class B	2,310,509	0.9
		2,894,674	1.1
	France: 10.6%
5,020	Air Liquide SA	860,189	0.3
16,556	Airbus SE	2,219,766	0.8
70,857	AXA SA	2,099,524	0.8
27,290	BNP Paribas SA	1,569,285	0.6
42,553	Bureau Veritas SA	969,263	0.4
7,972	Capgemini SE	1,408,882	0.5
55,992	Cie Generale des Etablissements Michelin SCA	1,663,436	0.6
330	Hermes International	615,723	0.2
22,026	IPSOS	1,070,409	0.4
1,082	Kering SA	440,051	0.2
3,281	L'Oreal SA	1,379,105	0.5
2,485	LVMH Moet Hennessy Louis Vuitton SE	1,779,088	0.7
8,075	Pernod Ricard SA	1,433,930	0.5
27,100	Publicis Groupe SA	2,063,485	0.8
6,036	Remy Cointreau SA	685,815	0.3
35,794	Renault SA	1,255,805	0.5
1,660 (1)	SOITEC	247,770	0.1
10,900	Teleperformance	1,253,955	0.5
30,600	TotalEnergies SE	2,045,840	0.8
10,569 (1)	Ubisoft Entertainment SA	301,362	0.1
57,486 (1)	Vallourec SA	690,429	0.3
17,668	Vinci SA	1,953,629	0.7
		28,006,741	10.6
	Germany: 9.1%
13,671	adidas AG	2,430,811	0.9
31,148 (1)(2)	Auto1 Group SE	183,345	0.1
54,000	Daimler Truck Holding AG	1,696,693	0.7
139,848	Deutsche Telekom AG, Reg	3,035,215	1.2
58,100 (1)	flatexDEGIRO AG	589,308	0.2
9,612	Hannover Rueck SE	2,122,459	0.8
55,730	Infineon Technologies AG	1,627,886	0.6
5,486	Linde PLC DE	2,095,980	0.8
7,654	Merck KGaA	1,156,048	0.4
5,549	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,226,858	0.9
8,554	Nemetschek SE	639,184	0.2
57,436	RWE AG	2,197,814	0.8
14,145	SAP SE	1,897,302	0.7
15,998	Siemens AG, Reg	2,122,917	0.8
		24,021,820	9.1
	Hong Kong: 1.2%
158,600	AIA Group Ltd.	1,377,252	0.5
31,000	Hong Kong Exchanges & Clearing Ltd.	1,084,462	0.4
87,000	Techtronic Industries Co. Ltd.	794,269	0.3
		3,255,983	1.2
	India: 2.0%
136,150	Axis Bank Ltd.	1,606,545	0.6
26,280	HDFC Bank Ltd.	466,327	0.2

See Accompanying Notes to Financial Statements

50

VOYA MULTI-MANAGER INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	India (continued)
39,608	Larsen & Toubro Ltd.	$1,393,841	0.5
63,557	Reliance Industries Ltd.	1,747,677	0.7
9,681 (1)	Reliance Strategic Investments Ltd.	25,464	0.0
		5,239,854	2.0
	Indonesia: 0.4%
1,964,400	Bank Central Asia Tbk PT	1,082,229	0.4

	Ireland: 1.3%
22,296	CRH PLC	1,196,558	0.5
565,428 (1)	Greencore Group PLC	619,439	0.2
50,421	Smurfit Kappa Group PLC	1,643,520	0.6
		3,459,517	1.3
	Italy: 0.9%
3,241	Ferrari NV	981,064	0.4
137,907 (1)	TREVI - Finanziaria Industriale SpA	36,334	0.0
51,643	UniCredit SpA	1,294,670	0.5
		2,312,068	0.9
	Japan: 13.8%
43,100	Bandai Namco Holdings, Inc.	892,968	0.3
6,800	Cosmos Pharmaceutical Corp.	707,660	0.3
103,300	Daicel Corp.	878,430	0.3
45,800	Dai-ichi Life Holdings, Inc.	967,526	0.4
15,500	Daito Trust Construction Co. Ltd.	1,662,629	0.6
41,100	Denso Corp.	606,896	0.2
6,200	Fast Retailing Co. Ltd.	1,372,658	0.5
5,000	Hoya Corp.	481,343	0.2
76,900	ITOCHU Corp.	2,770,017	1.1
37,100	Kao Corp.	1,353,553	0.5
55,700	KDDI Corp.	1,666,251	0.6
6,846	Keyence Corp.	2,650,215	1.0
102,400	Marubeni Corp.	1,497,270	0.6
286,100	Mitsubishi UFJ Financial Group, Inc.	2,400,135	0.9
46,800	Murata Manufacturing Co. Ltd.	801,655	0.3
10,200	NIDEC Corp.	374,147	0.1
96,700	Nippon Paint Holdings Co. Ltd.	650,125	0.3
69,800	Olympus Corp.	932,203	0.4
24,000	Oriental Land Co. Ltd./ Japan	776,289	0.3
18,500	Recruit Holdings Co. Ltd.	530,445	0.2
4,900	Shimano, Inc.	705,140	0.3
31,700	Shiseido Co. Ltd.	1,005,380	0.4
3,000	SMC Corp.	1,385,289	0.5
56,700	Sony Group Corp.	4,713,975	1.8
6,900	Sugi Holdings Co. Ltd.	279,301	0.1
13,600	Sysmex Corp.	651,478	0.3
92,600	T&D Holdings, Inc.	1,651,912	0.6
4,800	Tokyo Electron Ltd.	634,261	0.2
26,900	Unicharm Corp.	914,032	0.4
138,800	Z Holdings Corp.	353,869	0.1
		36,267,052	13.8

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Netherlands: 5.1%
749 (1)(2)	Adyen NV	$505,190	0.2
7,003	ASML Holding NV	4,209,648	1.6
9,742	EXOR NV	836,148	0.3
5,481	IMCD NV	659,888	0.3
57,900	Koninklijke Ahold Delhaize NV	1,714,523	0.6
2,745	Shell PLC	88,463	0.0
94,031	Shell PLC - EUR	3,071,771	1.2
5,727 (1)	Topicus.com, Inc.	377,092	0.1
16,437	Wolters Kluwer NV	2,108,966	0.8
		13,571,689	5.1
	New Zealand: 0.3%
12,765 (1)	Xero Ltd.	872,706	0.3

	Norway: 1.4%
91,299	DNB Bank ASA	1,647,204	0.6
125,465	SpareBank 1 SR-Bank ASA	1,362,691	0.5
69,276	Sparebanken Vest	635,798	0.3
		3,645,693	1.4
	Portugal: 0.5%
56,717	Jeronimo Martins SGPS SA	1,307,604	0.5

	Puerto Rico: 0.6%
26,166	Popular, Inc.	1,701,837	0.6

	Russia: —%
1,561,600 (3)	Alrosa PJSC	—	—
	Singapore: 1.2%
163,938	United Overseas Bank Ltd.	3,233,628	1.2

	South Africa: 0.7%
67,484	Anglo American PLC	1,719,467	0.7

	South Korea: 5.1%
21,847 (1)	Coupang, Inc.	371,399	0.1
26,021	Kia Corp.	1,486,617	0.6
18,800	LG Electronics, Inc.	1,394,640	0.5
172,360	LG Uplus Corp.	1,291,789	0.5
110,341	Samsung Electronics Co. Ltd.	5,492,210	2.1
56,500	Shinhan Financial Group Co. Ltd.	1,452,288	0.6
21,900	SK Hynix, Inc.	1,901,843	0.7
		13,390,786	5.1
	Spain: 0.6%
133,609	Iberdrola SA	1,486,002	0.6

	Sweden: 2.5%
128,257	Atlas Copco AB - Class A	1,660,803	0.6
65,424	Duni AB	620,102	0.2
45,965	Epiroc AB - Class B	638,238	0.2
69,608	Investor AB - Class B	1,277,801	0.5
36,313	Loomis AB	943,312	0.4
90,000	SKF AB - Class B	1,459,122	0.6
		6,599,378	2.5
	Switzerland: 4.1%
23,282	Alcon, Inc.	1,666,436	0.6
8,718	Cie Financiere Richemont SA	1,028,510	0.4
1,558	Lonza Group AG	545,618	0.2
5,640	Nestle SA	608,211	0.2

See Accompanying Notes to Financial Statements

51

VOYA MULTI-MANAGER INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Switzerland (continued)
57,803	Novartis AG, Reg	$5,411,492	2.1
1,432	Partners Group Holding AG	1,516,293	0.6
3,953 (1)	Sandoz Group AG	102,774	0.0
		10,879,334	4.1
	Taiwan: 2.1%
244,331	Taiwan Semiconductor Manufacturing Co. Ltd.	3,990,541	1.5
17,757	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,532,606	0.6
		5,523,147	2.1
	Thailand: 0.9%
441,970	Kasikornbank PCL - Foreign	1,616,395	0.6
27,500	Kasikornbank PCL - NVDR	100,574	0.1
201,000	Tisco Financial Group PCL	538,210	0.2
		2,255,179	0.9
	United Kingdom: 11.4%
13,928	Ashtead Group PLC	798,806	0.3
24,739	AstraZeneca PLC	3,097,418	1.2
176,048 (2)	Auto Trader Group PLC	1,331,673	0.5
212,920	BAE Systems PLC	2,863,006	1.1
58,765	Bellway PLC	1,495,496	0.6
23,963	Burberry Group PLC	493,879	0.2
6,691	Games Workshop Group PLC	804,476	0.3
54,879	Hargreaves Lansdown PLC	472,643	0.2
369,036	HSBC Holdings PLC	2,664,599	1.0
129,019	Inchcape PLC	1,046,020	0.4
12,491	Intertek Group PLC	581,752	0.2
23,642	London Stock Exchange Group PLC	2,385,363	0.9
24,100	Next PLC	2,020,605	0.7
30,700 (1)	Nomad Foods Ltd.	424,274	0.1
62,985	Prudential PLC	658,596	0.2
30,278	Reckitt Benckiser Group PLC	2,025,810	0.8
135,000	Rightmove PLC	778,496	0.3
1,112,672	Taylor Wimpey PLC	1,502,825	0.6
141,563 (1)(2)	Trainline PLC	448,052	0.2
61,095	Unilever PLC	2,893,503	1.1
39,387	Weir Group PLC	818,091	0.3
62,804 (1)	Wise PLC - Class A	510,456	0.2
		30,115,839	11.4
	United States: 3.5%
3,000 (1)(4)	ARM Holdings PLC, ADR	147,870	0.0
4,443 (1)	CyberArk Software Ltd.	727,052	0.3
35,963	Experian PLC	1,091,076	0.4
1,870 (1)	Illumina, Inc.	204,615	0.1
12,600 (1)	Jazz Pharmaceuticals PLC	1,600,452	0.6
5,305	Linde PLC US	2,027,359	0.8
1,043 (1)	Mettler-Toledo International, Inc.	1,027,563	0.4
5,251 (1)	Spotify Technology SA	865,155	0.3
4,600	Tecnoglass, Inc.	150,328	0.1

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	United States (continued)
87,628	Tenaris SA	$1,397,971	0.5
		9,239,441	3.5
	Total Common Stock
	(Cost $267,749,325)	253,388,945	96.1

EXCHANGE-TRADED FUNDS: 0.5%
28,243	iShares MSCI ACWI ex US ETF	1,286,186	0.5
	Total Exchange-Traded Funds
	(Cost $1,386,231)	1,286,186	0.5

PREFERRED STOCK: 1.0%
	Brazil: 0.6%
582,200	Banco Bradesco SA - Preference Shares	1,618,971	0.6

	Germany: 0.4%
4,140	Sartorius AG	1,037,649	0.4
	Total Preferred Stock
	(Cost $3,586,261)	2,656,620	1.0

WARRANTS: —%
	Canada: —%
794 (3)	Constellation Software, Inc./Canada	—	—
	Total Warrants
	(Cost $–)	—	—
	Total Long-Term Investments
	(Cost $272,721,817)	257,331,751	97.6

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 0.5%
	Repurchase Agreements: 0.0%
146,024 (5)	Industrial & Comm. Bank of China, Repurchase Agreement dated 10/31/2023, 5.340%, due 11/01/2023 (Repurchase Amount $146,045, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $148,945, due 11/02/23-08/15/53)(Cost $146,024)	146,024	0.0

See Accompanying Notes to Financial Statements

52

VOYA MULTI-MANAGER INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.5%
1,262,263 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.240%
	(Cost $1,262,263)	$1,262,263	0.5
	Total Short-Term Investments
	(Cost $1,408,287)	$1,408,287	0.5
	Total Investments in Securities
	(Cost $274,130,104)	$258,740,038	98.1
	Assets in Excess of Other Liabilities	4,941,036	1.9
	Net Assets	$263,681,074	100.0

ADR	American Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Security, or a portion of the security, is on loan.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2023.

Percentage
Sector Diversification	of Net Assets
Financials	18.0%
Industrials	15.5
Consumer Discretionary	15.2
Information Technology	12.5
Health Care	7.8
Materials	7.7
Consumer Staples	7.6
Communication Services	5.8
Energy	4.5
Utilities	1.6
Real Estate	0.9
Exchange-Traded Funds	0.5
Short-Term Investments	0.5
Assets in Excess of Other Liabilities	1.9
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

53

VOYA MULTI-MANAGER INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	October 31, 2023
Asset Table
Investments, at fair value
Common Stock
Argentina	$1,285,407	$—	$—	$1,285,407
Australia	—	3,458,529	—	3,458,529
Austria	—	1,046,638	—	1,046,638
Belgium	—	2,074,924	—	2,074,924
Brazil	1,910,912	1,218,794	—	3,129,706
Canada	16,691,629	—	—	16,691,629
Chile	1,461,912	681,859	—	2,143,771
China	1,645,309	9,831,364	—	11,476,673
Denmark	—	2,894,674	—	2,894,674
France	—	28,006,741	—	28,006,741
Germany	—	24,021,820	—	24,021,820
Hong Kong	—	3,255,983	—	3,255,983
India	25,464	5,214,390	—	5,239,854
Indonesia	—	1,082,229	—	1,082,229
Ireland	—	3,459,517	—	3,459,517
Italy	36,334	2,275,734	—	2,312,068
Japan	—	36,267,052	—	36,267,052
Netherlands	377,092	13,194,597	—	13,571,689
New Zealand	—	872,706	—	872,706
Norway	—	3,645,693	—	3,645,693
Portugal	—	1,307,604	—	1,307,604
Puerto Rico	1,701,837	—	—	1,701,837
Russia	—	—	—	—
Singapore	—	3,233,628	—	3,233,628
South Africa	—	1,719,467	—	1,719,467
South Korea	371,399	13,019,387	—	13,390,786
Spain	—	1,486,002	—	1,486,002
Sweden	620,102	5,979,276	—	6,599,378
Switzerland	102,774	10,776,560	—	10,879,334
Taiwan	1,532,606	3,990,541	—	5,523,147
Thailand	—	2,255,179	—	2,255,179
United Kingdom	872,326	29,243,513	—	30,115,839
United States	6,750,394	2,489,047	—	9,239,441
Total Common Stock	35,385,497	218,003,448	—	253,388,945
Exchange-Traded Funds	1,286,186	—	—	1,286,186
Preferred Stock	1,618,971	1,037,649	—	2,656,620
Short-Term Investments	1,262,263	146,024	—	1,408,287
Total Investments, at fair value	$39,552,917	$219,187,121	$—	$258,740,038

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

54

VOYA MULTI-MANAGER INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Forward
foreign
currency
Derivatives not accounted for as hedging instruments	contracts
Foreign exchange contracts	$(24,636)

Total	$(24,636)

At October 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $283,462,353.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$17,311,426
Gross Unrealized Depreciation	(41,991,516)
Net Unrealized Depreciation	$(24,680,090)

See Accompanying Notes to Financial Statements

55

VOYA MULTI-MANAGER INTERNATIONAL FACTORS FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: 99.2%
	Australia: 7.1%
30,913	Ampol Ltd.	$626,845	0.2
43,426	ANZ Group Holdings Ltd.	684,782	0.2
46,376	BHP Group Ltd. - Class DI	1,312,785	0.4
67,841	BlueScope Steel Ltd.	813,240	0.3
28,884 (1)	Boral Ltd.	82,804	0.0
113,637	Brambles Ltd.	948,385	0.3
3,034	Cochlear Ltd.	465,033	0.2
78,104	Coles Group Ltd.	758,052	0.3
19,329	Commonwealth Bank of Australia	1,189,039	0.4
27,334	Computershare Ltd.	431,383	0.1
642	CSL Ltd.	94,882	0.0
63,161	CSR Ltd.	225,686	0.1
21,317	Fortescue Metals Group Ltd.	303,251	0.1
117,452	Glencore PLC	622,124	0.2
49,573	Goodman Group	655,944	0.2
175,282	Insurance Australia Group Ltd.	632,335	0.2
15,003	JB Hi-Fi Ltd.	431,260	0.1
79,884	Lottery Corp. Ltd.	230,590	0.1
2,594	Macquarie Group Ltd.	266,637	0.1
503,594	Medibank Pvt Ltd.	1,098,980	0.4
7,572	Orica Ltd.	70,752	0.0
255,338 (1)	Qantas Airways Ltd.	799,948	0.3
157,327	QBE Insurance Group Ltd.	1,560,068	0.5
14,436	Rio Tinto Ltd.	1,078,340	0.4
22,026	Rio Tinto PLC	1,405,271	0.5
48,963	Santos Ltd.	238,912	0.1
23,572	Sonic Healthcare Ltd.	431,628	0.2
69,018	Steadfast Group Ltd.	237,335	0.1
35,188	Suncorp Group Ltd.	299,507	0.1
14,306	Super Retail Group Ltd.	120,375	0.0
399,944	Telstra Group Ltd.	969,814	0.3
30,859	Wesfarmers Ltd.	992,850	0.3
15,244	Woodside Energy Group Ltd.	332,011	0.1
39,266	Woolworths Group Ltd.	878,959	0.3
		21,289,807	7.1
	Austria: 0.2%
5,880	Andritz AG	270,651	0.1
7,846	voestalpine AG	195,923	0.0
9,043	Wienerberger AG	219,084	0.1
		685,658	0.2
	Belgium: 0.6%
16,229	KBC Group NV	893,161	0.3
8,170	Solvay SA	863,697	0.3
		1,756,858	0.6
	Brazil: 0.5%
57,100	Ambev SA	145,418	0.0
80,700	BB Seguridade Participacoes SA	491,075	0.2
39,500	Telefonica Brasil SA	353,810	0.1
20,104	Yara International ASA	657,842	0.2
		1,648,145	0.5
	Canada: 4.7%
25,270	Alimentation Couche-Tard, Inc.	1,375,614	0.5
37,936	ARC Resources Ltd.	610,313	0.2

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Canada (continued)
2,954	Atco Ltd./Canada - Class I	$75,727	0.0
14,329	Brookfield Asset Management Ltd. - Class A	410,728	0.1
4,918	Canadian National Railway Co.	520,366	0.2
8,359	Canadian Natural Resources Ltd.	530,805	0.2
3,621	Canadian Pacific Kansas City Ltd.	257,093	0.1
7,350 (1)	CGI, Inc.	709,586	0.2
179	Constellation Software, Inc./Canada	358,840	0.1
3,073 (1)	Descartes Systems Group, Inc.	222,107	0.1
6,452	Dollarama, Inc.	440,602	0.1
408	Fairfax Financial Holdings Ltd.	339,531	0.1
3,468	FirstService Corp.	490,734	0.2
6,895	George Weston Ltd.	747,897	0.3
9,899	iA Financial Corp., Inc.	575,987	0.2
4,992	Imperial Oil Ltd.	284,491	0.1
3,789	Intact Financial Corp.	532,359	0.2
2,935	Loblaw Cos. Ltd.	240,049	0.1
7,307	Magna International, Inc.	351,136	0.1
54,155	Manulife Financial Corp.	942,709	0.3
6,637	Metro, Inc.	337,127	0.1
5,343	Restaurant Brands International, Inc.	358,897	0.1
20,270	RioCan Real Estate Investment Trust	246,295	0.1
9,222	Royal Bank of Canada	736,563	0.2
4,957 (1)	Shopify, Inc. - Class A	234,097	0.1
15,023	Suncor Energy, Inc.	486,521	0.2
3,304	Thomson Reuters Corp.	395,765	0.1
19,701	Toronto-Dominion Bank	1,100,443	0.4
		13,912,382	4.7
	China: 1.9%
127,620 (1)	Alibaba Group Holding Ltd.	1,313,858	0.4
15,222 (1)	Baidu, Inc. - Class A	199,847	0.1
11,000	BYD Co. Ltd. - Class H	334,511	0.1
838,000	China Construction Bank Corp. - Class H	473,938	0.2
30,382	JD.com, Inc. - Class A	386,251	0.1
45,900	LONGi Green Energy Technology Co. Ltd. - Class A	151,501	0.1
23,830 (1)(2)	Meituan - Class B	337,791	0.1
5,000	NAURA Technology Group Co. Ltd. - Class A	175,355	0.1
7,875	NetEase, Inc.	168,537	0.1
804,000	PetroChina Co. Ltd. - Class H	524,783	0.2
19,900	Tencent Holdings Ltd.	736,474	0.2
61,100 (2)	WuXi AppTec Co. Ltd. - Class H	734,211	0.2
		5,537,057	1.9
	Denmark: 2.3%
7,767	Carlsberg AS - Class B	925,618	0.3
39,532	Danske Bank A/S	927,371	0.3

See Accompanying Notes to Financial Statements

56

VOYA MULTI-MANAGER INTERNATIONAL FACTORS FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Denmark (continued)
4,966	DSV A/S	$742,124	0.3
43,592	Novo Nordisk A/S - Class B	4,205,592	1.4
		6,800,705	2.3
	Finland: 0.8%
24,137	Kesko Oyj - Class B	408,193	0.2
8,310	Kone Oyj - Class B	359,851	0.1
63,661	Nordea Bank Abp	670,492	0.2
24,509	UPM-Kymmene Oyj	825,363	0.3
		2,263,899	0.8
	France: 10.1%
14,745	Air Liquide SA	2,526,590	0.8
3,433	Airbus SE	460,284	0.2
4,828	Arkema SA	452,397	0.1
46,626	AXA SA	1,381,548	0.5
43,016	Bollore SE	234,826	0.1
6,698	Capgemini SE	1,183,730	0.4
18,005	Carrefour SA	315,654	0.1
32,708	Cie de Saint-Gobain	1,780,432	0.6
24,595	Cie Generale des Etablissements Michelin SCA	730,680	0.2
9,017	Danone SA	536,426	0.2
3,456	Edenred	183,968	0.1
3,120	Eiffage SA	283,142	0.1
135,864	Engie SA	2,160,902	0.7
6,661	EssilorLuxottica SA	1,206,198	0.4
3,833	Gecina SA	376,366	0.1
714	Hermes International	1,332,200	0.4
16,898	Legrand SA	1,461,785	0.5
2,216	L'Oreal SA	931,453	0.3
2,279	LVMH Moet Hennessy Louis Vuitton SE	1,631,606	0.5
49,212	Orange SA	578,834	0.2
1,474	Pernod Ricard SA	261,748	0.1
10,433	Publicis Groupe SA	794,404	0.3
22,425	Rexel SA	457,981	0.2
1,914	Safran SA	299,004	0.1
20,082	Sanofi	1,823,571	0.6
3,704	Sodexo SA	391,989	0.1
1,892	Thales SA	279,217	0.1
54,072	TotalEnergies SE	3,615,119	1.2
28,598	Veolia Environnement SA	783,597	0.3
8,144	Vinci SA	900,518	0.3
11,542	Wendel SE	864,582	0.3
		30,220,751	10.1
	Germany: 6.8%
1,046	Allianz SE	245,018	0.1
14,434	BASF SE	666,954	0.2
24,812	Bayerische Motoren Werke AG	2,307,625	0.8
3,227	Beiersdorf AG	424,415	0.1
12,558	Brenntag SE	933,833	0.3
4,817	Commerzbank AG	51,954	0.0
4,545 (1)(2)	Covestro AG	230,260	0.1
35,173	Deutsche Post AG, Reg	1,373,277	0.5
29,371	Deutsche Telekom AG, Reg	637,459	0.2
339,181	E.ON SE	4,035,619	1.3
24,851	GEA Group AG	849,915	0.3
16,564	Heidelberg Materials AG	1,202,436	0.4

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Germany (continued)
18,561	Mercedes-Benz Group AG	$1,092,023	0.4
1,073	MTU Aero Engines AG	201,678	0.1
5,646	RWE AG	216,047	0.1
13,055	SAP SE	1,751,098	0.6
14,378	Siemens AG, Reg	1,907,945	0.6
11,488 (2)	Siemens Healthineers AG	565,173	0.2
2,366	Talanx AG	149,104	0.0
271,739	Telefonica Deutschland Holding AG	461,977	0.1
109,769	thyssenkrupp AG	765,053	0.3
12,849 (1)(2)	Zalando SE	300,544	0.1
		20,369,407	6.8
	Hong Kong: 0.6%
30,400	AIA Group Ltd.	263,988	0.1
15,100	Jardine Matheson Holdings Ltd.	611,869	0.2
17,327(1)	Melco Resorts & Entertainment Ltd., ADR	146,240	0.0
119,500	Swire Pacific Ltd. - Class A	763,347	0.3
		1,785,444	0.6
	Hungary: 0.1%
6,302	OTP Bank Nyrt	234,561	0.1

	India: 0.6%
5,563	Colgate-Palmolive India Ltd.	141,240	0.0
15,563(1)(2)	Gland Pharma Ltd.	289,124	0.1
35,336	Hindalco Industries Ltd.	195,046	0.1
21,525	ICICI Bank Ltd., ADR	477,640	0.2
47,731	ITC Ltd.	245,697	0.1
3,717	Tata Consultancy Services Ltd.	150,477	0.0
33,438	Tata Motors Ltd.	252,558	0.1
		1,751,782	0.6
	Indonesia: 0.1%
3,099,700	Aneka Tambang Tbk	332,112	0.1

	Ireland: 0.7%
24,241	CRH PLC - London	1,300,940	0.5
20,205	Glanbia PLC	318,118	0.1
11,507	Smurfit Kappa Group PLC	375,642	0.1
		1,994,700	0.7
	Israel: 0.1%
8,488 (3)	First International Bank Of Israel Ltd.	288,930	0.1

	Italy: 3.9%
361,917	A2A SpA	679,316	0.2
34,390	Coca-Cola HBC AG - Class DI	892,823	0.3
441,557	Enel SpA	2,802,819	0.9
140,598	Eni SpA	2,298,449	0.8
5,621	Ferrari NV	1,701,500	0.6
121,384	Hera SpA	341,464	0.1
350,390	Intesa Sanpaolo SpA	913,044	0.3
4,867	Moncler SpA	252,778	0.1
10,623	Prysmian SpA	397,800	0.1
3,746	Recordati Industria Chimica e Farmaceutica SpA	173,269	0.1

See Accompanying Notes to Financial Statements

57

VOYA MULTI-MANAGER INTERNATIONAL FACTORS FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Italy (continued)
98,667	Terna - Rete Elettrica Nazionale	$755,497	0.3
67,827	Unipol Gruppo SpA	367,458	0.1
		11,576,217	3.9
	Japan: 21.6%
8,300	Aisin Corp.	289,129	0.1
19,800	Ajinomoto Co., Inc.	723,149	0.2
20,000	Alfresa Holdings Corp.	316,812	0.1
27,800	Amada Co. Ltd.	269,673	0.1
105,700	Asahi Kasei Corp.	649,821	0.2
84,300	Astellas Pharma, Inc.	1,066,385	0.4
13,100	Azbil Corp.	387,088	0.1
14,800	Bridgestone Corp.	560,109	0.2
17,900	Canon, Inc.	423,168	0.1
9,300	Central Japan Railway Co.	209,328	0.1
101,200	Chubu Electric Power Co., Inc.	1,222,917	0.4
37,900	Citizen Watch Co. Ltd.	221,033	0.1
17,000	COMSYS Holdings Corp.	349,694	0.1
2,300	Daikin Industries Ltd.	331,612	0.1
4,900	Daito Trust Construction Co. Ltd.	525,605	0.2
28,000	Daiwa House Industry Co. Ltd.	770,159	0.3
25,500	Denso Corp.	376,542	0.1
4,100	East Japan Railway Co.	212,943	0.1
18,000	Electric Power Development Co. Ltd.	275,952	0.1
485,200	ENEOS Holdings, Inc.	1,797,868	0.6
60,700	Fujikura Ltd.	435,954	0.2
4,100	Fujitsu Ltd.	531,145	0.2
7,900	Furukawa Electric Co. Ltd.	118,378	0.0
24,300	Hitachi Ltd.	1,540,295	0.5
211,900	Honda Motor Co. Ltd.	2,171,715	0.7
3,100	Horiba Ltd.	156,740	0.1
21,400	Inpex Corp.	310,533	0.1
468	Invincible Investment Corp.	179,993	0.1
34,300	ITOCHU Corp.	1,235,521	0.4
10,000	Iwatani Corp.	478,285	0.2
15,900	Japan Tobacco, Inc.	370,134	0.1
11,000	Kamigumi Co. Ltd.	223,152	0.1
55,400	Kansai Electric Power Co., Inc.	709,333	0.2
20,600	Kansai Paint Co. Ltd.	301,475	0.1
14,800	KDDI Corp.	442,738	0.2
22,200	Kinden Corp.	336,273	0.1
9,000	Kintetsu Group Holdings Co. Ltd.	253,231	0.1
72,400	Kirin Holdings Co. Ltd.	1,017,460	0.3
9,500	Kobe Steel Ltd.	112,323	0.0
58,200	Komatsu Ltd.	1,337,226	0.5
6,000	Lawson, Inc.	289,045	0.1
22,200	Makita Corp.	573,800	0.2
64,000	Marubeni Corp.	935,794	0.3
63,400	Mazda Motor Corp.	612,824	0.2
86,900	Mebuki Financial Group, Inc.	263,065	0.1
25,500	Medipal Holdings Corp.	428,731	0.1
17,900	MEIJI Holdings Co. Ltd.	440,591	0.2

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Japan (continued)
221,200	Mitsubishi Chemical Group Corp.	$1,251,684	0.4
58,400	Mitsubishi Corp.	2,722,349	0.9
40,800	Mitsubishi Electric Corp.	467,834	0.2
223,200	Mitsubishi UFJ Financial Group, Inc.	1,872,458	0.6
40,900	Mitsui & Co. Ltd.	1,486,477	0.5
13,800	Mitsui Chemicals, Inc.	347,822	0.1
17,800	MS&AD Insurance Group Holdings, Inc.	652,202	0.2
45,500	Nikon Corp.	431,996	0.1
15,700	Nintendo Co. Ltd.	648,637	0.2
17,600	Nippon Steel Corp.	379,612	0.1
254,600	Nippon Telegraph & Telephone Corp.	299,607	0.1
3,900	Nissin Foods Holdings Co. Ltd.	339,334	0.1
9,900	Niterra Co. Ltd.	221,590	0.1
8,000	Nitto Denko Corp.	517,646	0.2
761	Nomura Real Estate Master Fund, Inc.	839,732	0.3
145,200	Obayashi Corp.	1,243,755	0.4
1,300	Obic Co. Ltd.	192,161	0.1
25,600	Olympus Corp.	341,897	0.1
16,700	ORIX Corp.	303,712	0.1
16,400	Osaka Gas Co. Ltd.	309,268	0.1
9,800	Otsuka Holdings Co. Ltd.	329,730	0.1
111,900	Panasonic Holdings Corp.	981,754	0.3
185,000	Persol Holdings Co. Ltd.	277,392	0.1
27,100	Ricoh Co. Ltd.	219,648	0.1
8,300	Sankyo Co. Ltd.	344,930	0.1
10,700 (1)(3)	Sansan, Inc.	85,026	0.0
23,000	Sanwa Holdings Corp.	310,322	0.1
8,800	Secom Co. Ltd.	611,203	0.2
97,100	Sekisui Chemical Co. Ltd.	1,329,967	0.4
17,200	Sekisui House Ltd.	336,823	0.1
6,800	Seven & i Holdings Co. Ltd.	249,143	0.1
16,900	SG Holdings Co. Ltd.	239,551	0.1
2,300	Shimamura Co. Ltd.	226,987	0.1
59,100	Shimizu Corp.	420,585	0.1
46,300	Shin-Etsu Chemical Co. Ltd.	1,384,526	0.5
32,200	SoftBank Corp.	364,081	0.1
30,400	Sojitz Corp.	631,268	0.2
6,200	Sony Group Corp.	515,461	0.2
23,700	Subaru Corp.	410,254	0.1
28,600	Sumitomo Chemical Co. Ltd.	72,694	0.0
42,800	Sumitomo Corp.	841,348	0.3
49,200	Sumitomo Electric Industries Ltd.	516,513	0.2
8,600	Sumitomo Mitsui Financial Group, Inc.	414,589	0.1
26,600	Sumitomo Mitsui Trust Holdings, Inc.	997,415	0.3
11,900	Suzuken Co. Ltd./Aichi Japan	364,495	0.1
34,900	Takeda Pharmaceutical Co. Ltd.	947,352	0.3
64,100	Teijin Ltd.	580,174	0.2

See Accompanying Notes to Financial Statements

58

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Japan (continued)
10,800	Tobu Railway Co. Ltd.	$259,950	0.1
61,400	Tokio Marine Holdings, Inc.	1,373,655	0.5
7,500	Tokyo Electron Ltd.	991,033	0.3
86,100	Tokyo Gas Co. Ltd.	1,933,562	0.7
17,100	TOPPAN Holdings, Inc.	394,392	0.1
3,200	Toyota Industries Corp.	237,167	0.1
61,100	Toyota Motor Corp.	1,068,868	0.4
15,900	Toyota Tsusho Corp.	846,457	0.3
26,200	Yamato Holdings Co. Ltd.	436,388	0.2
52,700	Yokogawa Electric Corp.	956,781	0.3
6,600	Zenkoku Hosho Co. Ltd.	211,057	0.1
		64,367,055	21.6
	Jordan: 0.2%
23,634	Hikma Pharmaceuticals PLC	547,589	0.2

	Mexico: 0.1%
48,300	Grupo Financiero Banorte SAB de CV - Class O	391,270	0.1

	Netherlands: 5.3%
3,545	Akzo Nobel NV	237,815	0.1
2,504	ASML Holding NV	1,505,206	0.5
19,183	EXOR NV	1,646,462	0.5
4,447	Heineken Holding NV	338,343	0.1
2,508	Heineken NV	225,327	0.1
4,490	IMCD NV	540,576	0.2
84,944	ING Groep NV	1,089,027	0.4
93,252	Koninklijke Ahold Delhaize NV	2,761,359	0.9
415,115	Koninklijke KPN NV	1,395,276	0.5
55,626 (1)	Koninklijke Philips, N.V.	1,058,145	0.4
18,439	Randstad NV	954,860	0.3
87,839	Shell PLC	2,830,777	0.9
9,649	Wolters Kluwer NV	1,238,025	0.4
		15,821,198	5.3
	New Zealand: 0.2%
18,285	Fisher & Paykel Healthcare Corp. Ltd.	221,686	0.1
161,145	Spark New Zealand Ltd.	467,825	0.1
		689,511	0.2
	Norway: 0.7%
49,658	Equinor ASA	1,664,696	0.6
66,973	Norsk Hydro ASA	381,927	0.1
		2,046,623	0.7
	Poland: 0.2%
33,649	Polski Koncern Naftowy ORLEN SA	532,123	0.2

	Portugal: 0.6%
101,397	Galp Energia SGPS SA	1,526,509	0.5
12,098	Jeronimo Martins SGPS SA	278,918	0.1
		1,805,427	0.6
	Russia: —%
4,061 (4)	Lukoil PJSC	—	—

	Saudi Arabia: 0.3%
106,676 (2)	Saudi Arabian Oil Co.	947,748	0.3

	Singapore: 1.0%
20,700	DBS Group Holdings Ltd.	497,283	0.2

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Singapore (continued)
405,200	Genting Singapore Ltd.	$254,569	0.1
38,500	Oversea-Chinese Banking Corp. Ltd.	356,938	0.1
220,000	Singapore Airlines Ltd.	982,357	0.3
84,600	Singapore Exchange Ltd.	585,742	0.2
11,800	United Overseas Bank Ltd.	232,752	0.1
		2,909,641	1.0
	South Africa: 0.1%
41,405	MTN Group Ltd.	202,121	0.1

	South Korea: 1.7%
1,581	AfreecaTV Co. Ltd.	78,724	0.0
15,049	Doosan Bobcat, Inc.	432,373	0.1
2,977	Hyundai Mobis Co. Ltd.	461,032	0.1
1,794	Hyundai Motor Co.	226,016	0.1
10,339	Kia Corp.	590,682	0.2
7,745	KT&G Corp.	488,580	0.2
2,828	Samsung C&T Corp.	223,598	0.1
38,576	Samsung Electronics Co. Ltd.	1,920,116	0.6
1,525	Samsung Fire & Marine Insurance Co. Ltd.	291,614	0.1
5,419	SK Hynix, Inc.	470,597	0.2
		5,183,332	1.7
	Spain: 2.1%
20,435	ACS Actividades de Construccion y Servicios SA	739,011	0.3
1,716 (2)	Aena SME SA	248,993	0.1
9,317	Amadeus IT Group SA	531,747	0.2
91,045	Banco Bilbao Vizcaya Argentaria SA	716,272	0.2
59,636	Bankinter SA	377,106	0.1
17,030	Endesa SA	320,414	0.1
54,701	Iberdrola SA	608,386	0.2
29,534	Industria de Diseno Textil SA	1,019,454	0.3
8,290	Naturgy Energy Group SA	234,563	0.1
78,738	Repsol SA	1,152,894	0.4
99,295	Telefonica SA	383,541	0.1
		6,332,381	2.1
	Sweden: 2.5%
18,499	Assa Abloy AB - Class B	394,307	0.1
24,070	Atlas Copco AB - Class A	311,683	0.1
9,675	Boliden AB	248,001	0.1
76,343 (3)	Elekta AB - Class B	520,033	0.2
56,022	Epiroc AB - Class A	922,947	0.3
43,683	Essity AB - Class B	996,054	0.3
55,226	Investor AB - Class B	1,013,789	0.4
18,065	Saab AB - Class B	928,025	0.3
21,455	Sandvik AB	365,443	0.1
30,577	Swedbank AB - Class A	502,176	0.2
64,095	Volvo AB - Class B	1,270,055	0.4
		7,472,513	2.5
	Switzerland: 7.1%
59,727	ABB Ltd., Reg	2,006,691	0.7
670	Alcon, Inc.	47,956	0.0
1,275	Baloise Holding AG, Reg	183,072	0.1
1,720	BKW AG	289,146	0.1

See Accompanying Notes to Financial Statements

59

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Switzerland (continued)
2	Chocoladefabriken Lindt & Spruengli AG	$217,666	0.1
22	Chocoladefabriken Lindt & Spruengli AG - Class PC	243,567	0.1
1,549	Cie Financiere Richemont SA	182,744	0.1
1,282	Geberit AG, Reg	596,917	0.2
6,200	Georg Fischer AG	321,727	0.1
45,490	Holcim AG	2,812,545	0.9
15,719	Julius Baer Group Ltd.	931,535	0.3
4,508	Kuehne + Nagel International AG	1,215,644	0.4
16,117	Logitech International SA	1,268,591	0.4
23,070	Nestle SA	2,487,841	0.8
35,022	Novartis AG, Reg	3,278,744	1.1
364	Partners Group Holding AG	385,426	0.1
2,782	PSP Swiss Property AG, Reg	342,295	0.1
7,476	Roche Holding AG	1,926,637	0.6
1,910 (1)	Sandoz Group AG	49,658	0.0
1,723	Sika AG, Reg	412,330	0.1
7,474	STMicroelectronics NV	284,910	0.1
1,067	Swatch Group AG - Class BR	273,127	0.1
770	Swiss Life Holding AG	494,556	0.2
882	Swisscom AG, Reg	528,485	0.2
6,061	Temenos AG	436,668	0.2
4,304	UBS Group AG	101,129	0.0
		21,319,607	7.1
	Taiwan: 1.1%
20,000	Accton Technology Corp.	309,885	0.1
2,000	eMemory Technology, Inc.	125,303	0.0
36,000	MediaTek, Inc.	939,577	0.3
44,000	Powertech Technology, Inc.	142,949	0.1
53,000	Taiwan Semiconductor Manufacturing Co. Ltd.	865,624	0.3
173,000	Uni-President Enterprises Corp.	362,945	0.1
483,000	United Microelectronics Corp.	694,609	0.2
3,998	Yuanta Financial Holding Co. Ltd.	3,004	0.0
		3,443,896	1.1
	Thailand: 0.2%
136,300	PTT Exploration & Production PCL	621,916	0.2

	United Arab Emirates: 0.1%
53,667	Emirates NBD Bank PJSC	247,660	0.1

	United Kingdom: 11.5%
224,468	3i Group PLC	5,292,418	1.8
12,546	AstraZeneca PLC	1,570,807	0.5
45,791	Aviva PLC	221,792	0.1
61,775	B&M European Value Retail SA	397,692	0.1
115,810	BAE Systems PLC	1,557,227	0.5
65,931	Barratt Developments PLC	332,503	0.1
7,830	Berkeley Group Holdings PLC	384,897	0.1

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
250,950	BP PLC	$1,532,307	0.5
120,865	British Land Co. PLC	438,170	0.1
33,653	Britvic PLC	342,772	0.1
7,819	Bunzl PLC	278,952	0.1
44,947	Burberry Group PLC	926,361	0.3
487,581	Centrica PLC	933,377	0.3
43,044	CNH Industrial NV	477,013	0.2
9,919	Coca-Cola Europacific Partners PLC	580,361	0.2
25,671	Compass Group PLC	647,202	0.2
9,386	DCC PLC	521,431	0.2
11,170	Diageo PLC	422,405	0.1
101,007 (1)	Direct Line Insurance Group PLC	186,233	0.1
115,963	DS Smith PLC	402,214	0.1
1,059	Games Workshop Group PLC	127,326	0.0
109,034	GSK PLC	1,943,726	0.7
36,708	Howden Joinery Group PLC	285,078	0.1
113,703	HSBC Holdings PLC	820,985	0.3
41,430	IG Group Holdings PLC	321,853	0.1
16,662	Imperial Brands PLC	354,971	0.1
6,971	InterContinental Hotels Group PLC	493,983	0.2
14,857	Investec PLC - GBP	82,362	0.0
356,016	J Sainsbury PLC	1,113,911	0.4
43,246	JET2 PLC	528,500	0.2
229,570	Man Group PLC/Jersey	613,788	0.2
25,725	National Grid PLC	306,719	0.1
7,178	Next PLC	601,822	0.2
39,571	Pearson PLC	458,064	0.2
65,681	RELX PLC	2,294,089	0.8
64,286	Smiths Group PLC	1,261,012	0.4
10,347	Spectris PLC	390,982	0.1
62,384	Tate & Lyle PLC	478,075	0.2
268,912	Taylor Wimpey PLC	363,205	0.1
954,439	Tesco PLC	3,132,053	1.0
22,102	Unilever PLC	1,046,766	0.4
		34,465,404	11.5
	United States: 1.5%
24,766	Amcor PLC	218,519	0.1
8,072	CRH PLC	432,417	0.2
6,718	Experian PLC	203,816	0.1
4,100	Ferguson PLC	615,836	0.2
102,155	Haleon PLC	409,447	0.1
8,090 (1)	James Hardie Industries PLC	201,841	0.1
937 (1)	Monday.com Ltd.	121,801	0.0
5,943	Schneider Electric SE	914,374	0.3
65,439	Stellantis NV	1,222,554	0.4
		4,340,605	1.5
	Zambia: 0.0%
5,305	First Quantum Minerals Ltd.	61,476	0.0
	Total Common Stock (Cost $301,275,947)	296,197,511	99.2

See Accompanying Notes to Financial Statements

60

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
PREFERRED STOCK: 0.1%
	Brazil: 0.1%
27,100	Petroleo Brasileiro SA	$186,678	0.1
	Total Preferred Stock (Cost $138,621)	186,678	0.1

WARRANTS: —%
	Canada: —%
215 (4)	Constellation Software, Inc./Canada	—	—
	Total Warrants (Cost $–)	—	—
	Total Long-Term Investments (Cost $301,414,568)	296,384,189	99.3

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 0.4%
	Repurchase Agreements: 0.2%
663,781 (5)	Industrial & Comm. Bank of China, Repurchase Agreement dated 10/31/2023, 5.340%, due 11/01/2023 (Repurchase Amount $663,878, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $677,057, due 11/02/23-08/15/53)(Cost $663,781)	663,781	0.2

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.2%
583,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.250% (Cost $583,000)	$583,000	0.2
	Total Short-Term Investments (Cost $1,246,781)	1,246,781	0.4
	Total Investments in Securities (Cost $302,661,349)	$297,630,970	99.7
	Assets in Excess of Other Liabilities	929,218	0.3
	Net Assets	$298,560,188	100.0
ADR	American Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2023.

Percentage
Sector Diversification	of Net Assets
Industrials	19.9%
Financials	14.4
Consumer Discretionary	11.8
Consumer Staples	9.9
Materials	9.3
Health Care	8.4
Energy	7.8
Utilities	6.4
Information Technology	6.2
Communication Services	3.3
Real Estate	1.9
Short-Term Investments	0.4
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

61

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	October 31, 2023
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$21,289,807	$—	$21,289,807
Austria	—	685,658	—	685,658
Belgium	—	1,756,858	—	1,756,858
Brazil	990,303	657,842	—	1,648,145
Canada	13,912,382	—	—	13,912,382
China	—	5,537,057	—	5,537,057
Denmark	—	6,800,705	—	6,800,705
Finland	—	2,263,899	—	2,263,899
France	—	30,220,751	—	30,220,751
Germany	—	20,369,407	—	20,369,407
Hong Kong	146,240	1,639,204	—	1,785,444
Hungary	—	234,561	—	234,561
India	477,640	1,274,142	—	1,751,782
Indonesia	—	332,112	—	332,112
Ireland	318,118	1,676,582	—	1,994,700
Israel	—	288,930	—	288,930
Italy	—	11,576,217	—	11,576,217
Japan	289,045	64,078,010	—	64,367,055
Jordan	—	547,589	—	547,589
Mexico	391,270	—	—	391,270
Netherlands	—	15,821,198	—	15,821,198
New Zealand	221,686	467,825	—	689,511
Norway	—	2,046,623	—	2,046,623
Poland	—	532,123	—	532,123
Portugal	—	1,805,427	—	1,805,427
Russia	—	—	—	—
Saudi Arabia	—	947,748	—	947,748
Singapore	—	2,909,641	—	2,909,641
South Africa	202,121	—	—	202,121
South Korea	—	5,183,332	—	5,183,332
Spain	—	6,332,381	—	6,332,381
Sweden	—	7,472,513	—	7,472,513
Switzerland	267,324	21,052,283	—	21,319,607
Taiwan	—	3,443,896	—	3,443,896
Thailand	621,916	—	—	621,916
United Arab Emirates	247,660	—	—	247,660
United Kingdom	1,483,570	32,981,834	—	34,465,404
United States	554,218	3,786,387	—	4,340,605
Zambia	61,476	—	—	61,476
Total Common Stock	20,184,969	276,012,542	—	296,197,511
Preferred Stock	186,678	—	—	186,678
Short-Term Investments	583,000	663,781	—	1,246,781
Total Investments, at fair value	$20,954,647	$276,676,323	$—	$297,630,970
Other Financial Instruments+
Forward Foreign Currency Contracts	—	258	—	258
Total Assets	$20,954,647	$276,676,581	$—	$297,631,228
Liabilities Table
Other Financial Instruments+
Futures	$(42,697)	$—	$—	$(42,697)
Total Liabilities	$(42,697)	$—	$—	$(42,697)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

62

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At October 31, 2023, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Factors Fund:

						Unrealized
						Appreciation
Currency Purchased		Currency Sold		Counterparty	Settlement Date	(Depreciation)
HUF	85,517,045	USD	236,336	The Bank of New York Mellon	11/03/23	$258
						$258

At October 31, 2023, the following futures contracts were outstanding for Voya Multi-Manager International Factors Fund:

	Number	Expiration	Notional	Unrealized
Description	of Contracts	Date	Amount	Depreciation
Long Contracts:
MSCI EAFE Index	17	12/15/23	$1,677,985	$(42,697)
			$1,677,985	$(42,697)

Currency Abbreviations:

HUF    —    Hungarian Forint

USD    —    United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$258
Total Asset Derivatives		$258

Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$42,697
Total Liability Derivatives		$42,697

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Forward
	foreign
	currency
Derivatives not accounted for as hedging instruments	contracts	Futures	Total
Equity contracts	$—	$373,806	$373,806
Foreign exchange contracts	(94,052)	—	(94,052)
Total	$(94,052)	$373,806	$279,754

See Accompanying Notes to Financial Statements

63

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Forward
	foreign
	currency
Derivatives not accounted for as hedging instruments	contracts	Futures	Total
Equity contracts	$—	$(73,777)	$(73,777)
Foreign exchange contracts	323	—	323
Total	$323	$(73,777)	$(73,454)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2023:

	The Bank
	of New York
	Mellon	Total
Assets:
Forward foreign currency contracts	$258	$258
Total Assets	$258	$258
Liabilities:
Total Liabilities	$—	$–
Net OTC derivative instruments by
counterparty, at fair value	$258	$258
Net Exposure(1)	$258	$258

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $309,517,271.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$11,775,121
Gross Unrealized Depreciation	(23,158,204)
Net Unrealized Depreciation	$(11,383,083)

See Accompanying Notes to Financial Statements

64

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2023 were as follows:

		Per Share
Fund Name	Type	Amount
Voya International High Dividend Low Volatility Fund
Class A	NII	$0.4309
Class I	NII	$0.4541
Class R6	NII	$0.4504
Voya Multi-Manager Emerging Markets Equity Fund
Class A	NII	$0.3603
Class C	NII	$0.3559
Class I	NII	$0.3625
Class R	NII	$0.3590
Class W	NII	$0.3617
Voya Multi-Manager International Equity Fund
Class I	NII	$0.1066
Voya Multi-Manager International Factors Fund
Class I	NII	$0.2905
Class W	NII	$0.2905

NII - Net investment income

Of the ordinary distributions made during the year ended October 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Multi-Manager Emerging Markets Equity Fund	0.26%
Voya Multi-Manager International Equity Fund	0.22%

For the year ended October 31, 2023, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Voya International High Dividend Low Volatility Fund	97.69%
Voya Multi-Manager Emerging Markets Equity Fund	51.90%
Voya Multi-Manager International Equity Fund	100.00%
Voya Multi-Manager International Factors Fund	96.86%

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Portion of Ordinary Income
	Creditable Foreign	Per Share	Distribution Derived from
	Taxes Paid	Amount	Foreign Sourced Income*
Voya International High Dividend Low Volatility Fund	$ 50,718	$0.0433	92.03%
Voya Multi-Manager Emerging Markets Equity	$ 2,106,253	$0.0824	100.00%
Fund Voya Multi-Manager International Equity Fund	$ 683,254	$0.0230	98.70%
Voya Multi-Manager International Factors Fund	$ 1,057,813	$0.0295	96.74%

*	None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

65

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

66

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 –Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	139	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	139	None.

Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	139	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	139	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	139	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	139	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	139	None.

67

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Inde-pendent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Oppor-tunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2023.

68

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

69

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 - Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 - Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 1999 – Present	Vice President, Voya Investments, LLC (August 1997 - Present); Vice President, Voya Funds Services, LLC (November 1995 - Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

70

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)       The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

71

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACT FOR VOYA MULTI-MANAGER EMERGING MARKETS EQUITY FUND

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”), a series of Voya Mutual Funds (“VMF”), can enter into a new sub-advisory contract only if the Board of Trustees of VMF (the “Board”), including a majority of the Board members who have no direct or indirect interest in the sub-advisory contract, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), determines to approve the new arrangement. Thus, at its meeting held on May 11, 2023, the Board considered the initial approval of the sub-advisory contract (the “Sub-Advisory Contract”) between Voya Investments, LLC (“VIL” or the “Adviser”) and Sustainable Growth Advisers, L.P. (“SGA” or the “Sub-Adviser”), a sub-adviser to the Fund.

In determining whether to initially approve the Sub-Advisory Contract for the Fund, the Board requested, received, evaluated and discussed such information and supporting materials related to that information as it deemed necessary for an informed determination of whether the Sub-Advisory Contract should be approved.

The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract included the following: (1) SGA’s presentation before Investment Review Committee (“IRC”) E at its May 10, 2023 meeting; (2) memoranda and related materials provided to the Board in advance of its May 11, 2023 meeting discussing (a) the Adviser’s rationale for recommending that SGA be added as a sub-adviser to the Fund, including the Adviser’s view that pairing SGA with the Fund’s two other sub-advisers would provide the Fund with a lower beta and more downside protection in an effort to improve long-term risk adjusted returns; (b) the performance of SGA in managing its emerging markets growth strategy with such performance being compared against a relevant benchmark index; and (c) SGA’s investment philosophy and overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the projected net expense ratio of the Fund reflecting the addition of SGA as a sub-adviser; (4) supporting documentation, including a copy of the form of Sub-Advisory Contract for the Fund; (5) a memorandum and other information provided in response to Section 15(c) requests to the Sub-Adviser by counsel to the Independent Trustees on behalf of the Board; and (6) other information relevant to the Board’s evaluation.

In reviewing the proposed Sub-Advisory Contract, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s recommendation of the Sub-Adviser; (2) the information that had been provided by SGA in advance of the May 11, 2023 meeting at which SGA presented with respect to its sub-advisory services; (3) the nature, extent and quality of the services to be provided by the Sub-Adviser under the proposed Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Adviser; (5) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by SGA as a Sub-Adviser to the Fund; (6) the proposed reductions to the Fund’s expense ratio and the fixed-rate waiver arrangement whereby a portion of the benefit of lower aggregate sub-advisory fees resulting from the addition of SGA are shared with the Fund’s shareholders; (7) SGA’s operations and compliance program, including its policies and procedures intended to prevent violation of the Federal securities laws; (8) SGA’s financial condition; (9) the appropriateness of the selection of SGA in light of the Fund’s investment objective and investor base; and (10) SGA’s Code of Ethics, which was previously approved by the Board.

After its deliberation, the Board concluded that, in its business judgment, the terms of the Sub-Advisory Contract with respect to the Fund are fair and reasonable to the Fund and that approval of the Sub-Advisory Contract is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Sub-Advisory Contract, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the fees payable by the Fund under the Sub-Advisory Contract. During this approval process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract for the Fund.

72

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
301 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	166210 (1023)

Annual Report

October 31, 2023

Classes A, I, and W

International Fund

■     Voya Russia Fund*

*Effective May 4, 2022, the fund is in liquidation and will not engage in any business or investment activities except for purposes of winding up its affairs. The fund is closed to new investments and has suspended redemptions. The fund will remain in existence until December 31, 2023, to allow the fund to sell the securities and depository receipts. The fund will be terminated on December 31, 2023.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

[This Page Intentionally Left Blank]

Portfolio Managers’ Report	5
Shareholder Expense Example	6
Report of Independent Registered Public Accounting Firm	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Portfolio of Investments	19
Trustee and Officer Information	21

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

Portfolio Managers’ Report	Voya Russia Fund

Average Annual Total Returns for the Periods Ended October 31, 2023
	1 Year(1)	5 Year	10 Year
Including Sales Charge:
Class A(2)	279.49%	-15.09%	-8.16%
Class I	307.69%	-13.06%	-6.98%
Class W	300.00%	-13.95%	-7.42%
Excluding Sales Charge:
Class A	300.00%	-14.08%	-7.61%
Class I	307.69%	-13.06%	-6.98%
Class W	300.00%	-13.95%	-7.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russia Fund.

The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	The 1 year return reflects the sells and settlements of certain securities held in markets outside Russia, which were previously valued at $0.

(2)	Reflects deduction of the maximum Class A sales charge of 5.75%. Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds

Effective May 4, 2022, the Fund is in liquidation and will not engage in any business or investment activities except for purposes of winding up its affairs.

5

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	May 1,	October 31,	Expense	October 31,	May 1,	October 31,	Expense	October 31,
	2023	2023	Ratio	2023*	2023	2023	Ratio	2023*

Class A	$1,000.00	$4,228.60	11.99%	$158.02	$1,000.00	$964.76	11.99%	$59.38
Class I	1,000.00	4,184.20	9.62	125.70	1,000.00	976.71	9.62	47.93
Class W	1,000.00	4,228.60	11.99	158.02	1,000.00	964.76	11.99	59.38

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Russia Fund and the Board of Trustees of Voya Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Russia Fund (the “Fund”) (one of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolio of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Mutual Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended October 31, 2019, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

December 22, 2023

7

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2023

ASSETS:
Investments in securities at fair value*	$–
Short-term investments at fair value†	3,426,898
Receivables:
Dividends (Note 1)	6,213
Total assets	3,433,111

LIABILITIES:
Other accrued expenses and liabilities	40,049
Total liabilities	40,049
NET ASSETS	$3,393,062

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$47,255,176
Total distributable loss	(43,862,114)
NET ASSETS	$3,393,062

* Cost of investments in securities	$40,983,767
† Cost of short-term investments	$3,426,898

Class A
Net assets	$3,283,338
Shares authorized	unlimited
Par value	—
Shares outstanding	2,216,619
Net asset value and redemption price per share†	$1.48
Maximum offering price per share (5.75%)(1)	$1.57

Class I
Net assets	$96,563
Shares authorized	unlimited
Par value	—
Shares outstanding	60,571
Net asset value and redemption price per share	$1.59

Class W
Net assets	$13,161
Shares authorized	unlimited
Par value	—
Shares outstanding	8,914
Net asset value and redemption price per share	$1.48

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS for the year ended October 31, 2023

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$41,450
Other	5
Total investment income	41,455
EXPENSES:
Investment management fees	16,112
Transfer agent fees:
Class A	67,404
Class I	1,167
Class W	270
Shareholder reporting expense	8,092
Professional fees	52,303
Custody and accounting expense	9,887
Miscellaneous expense	3,202
Total expenses	158,437
Waived and reimbursed fees	(16,112)
Net expenses	142,325
Net investment income	(100,870)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,478,016)
Foreign currency related transactions	228,946
Net realized loss	(2,249,070)
Net change in unrealized appreciation (depreciation) on:
Investments	5,133,935
Foreign currency related transactions	(246,287)
Net change in unrealized appreciation (depreciation)	4,887,648
Net realized and unrealized gain	2,638,578
Increase in net assets resulting from operations	$2,537,708
* Foreign taxes withheld	$202

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
FROM OPERATIONS:
Net investment income (loss)	$(100,870)	$61,043
Net realized gain (loss)	(2,249,070)	1,120,479
Net change in unrealized appreciation (depreciation)	4,887,648	(83,965,036)
Increase (decrease) in net assets resulting from operations	2,537,708	(82,783,514)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(927)	(10,293,481)
Class I	—	(285,424)
Class W	—	(48,995)
Return of capital:
Class A	—	(5,367,781)
Class I	—	(148,610)
Class W	—	(22,351)
Total distributions	(927)	(16,166,642)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	2,639,450
Reinvestment of distributions	—	9,709,406
	—	12,348,856
Redemption fee proceeds (Note 4)	—	34,214
Cost of shares redeemed	(327)	(6,504,554)
Net increase (decrease) in net assets resulting from capital share transactions	(327)	5,878,516
Net increase (decrease) in net assets	2,536,454	(93,071,640)

NET ASSETS:
Beginning of year or period	856,608	93,928,248
End of year or period	$3,393,062	$856,608

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class A
10-31-23	0.37	(0.04)•	1.15	1.11	—	—	—	—	—	1.48	300.00	13.34	11.99	11.99	(8.52)	3,283	107
10-31-22	42.85	0.02	(35.20)	(35.18)	0.92	3.94	2.44	7.30	—	0.37	(93.36)	3.53	3.39	3.39	0.20	830	10
10-31-21	28.76	1.11•	15.99	17.10	0.95	2.06	—	3.01	—	42.85	63.13	1.95	1.95	1.95	3.12	90,848	39
10-31-20	37.47	0.98•	(6.50)	(5.52)	1.68	1.51	—	3.19	—	28.76	(16.56)	1.87	1.87	1.87	3.00	60,598	55
10-31-19	29.71	1.48•	7.04	8.52	0.76	—	—	0.76	—	37.47	29.52	2.02	2.00	2.00	4.52	83,473	36
Class I
10-31-23	0.39	(0.03)•	1.23	1.20	—	—	—	—	—	1.59	307.69	10.97	9.62	9.62	(6.15)	97	107
10-31-22	43.07	0.08	(35.32)	(35.24)	1.06	3.94	2.44	7.44	—	0.39	(93.15)	3.14	3.00	3.00	0.62	24	10
10-31-21	28.89	1.17•	16.12	17.29	1.05	2.06	—	3.11	—	43.07	63.66	1.59	1.59	1.59	3.25	2,681	39
10-31-20	37.65	0.89•	(6.34)	(5.45)	1.80	1.51	—	3.31	—	28.89	(16.35)	1.58	1.58	1.58	2.65	1,603	55
10-31-19	29.83	1.56•	7.08	8.64	0.82	—	—	0.82	—	37.65	29.89	1.70	1.70	1.70	4.70	3,551	36
Class W
10-31-23	0.37	(0.04)•	1.15	1.11	—	—	—	—	—	1.48	300.00	13.34	11.99	11.99	(8.51)	13	107
10-31-22	42.92	0.14	(35.29)	(35.15)	1.02	3.94	2.44	7.40	—	0.37	(93.35)	3.29	3.15	3.15	1.01	3	10
10-31-21	28.81	1.21•	15.99	17.20	1.03	2.06	—	3.09	—	42.92	63.50	1.70	1.70	1.70	3.38	399	39
10-31-20	37.54	1.10•	(6.55)	(5.45)	1.77	1.51	—	3.28	—	28.81	(16.39)	1.62	1.62	1.62	3.38	240	55
10-31-19	29.78	1.34•	7.25	8.59	0.83	—	—	0.83	—	37.54	29.80	1.77	1.75	1.75	4.14	284	36

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized. The 1 year return reflects the sells and settlements of certain securities held in markets outside Russia, which were previously valued at $0.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023

NOTE 1 — ORGANIZATION AND LIQUIDATION

Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are eleven separate active investment series. This report is for Voya Russia Fund (“Russia” or the “Fund”), a non-diversified series of the Trust.

Russia’s large-scale invasion of Ukraine on February 24, 2022 created circumstances that significantly impacted the Fund’s operations. The combination of market closures, Western sanctions, retaliatory Russian sanctions, and capital controls as a result of Russia’s invasion have rendered certain of the Fund’s investments in equity securities, including depository receipts, illiquid. In addition, U.S. and non-U.S. exchanges have halted trading in certain ADRs and GDRs of Russian companies. Consequently, the Russian equity market has become largely restricted and it is uncertain when these restrictions on trading Russian securities will be relieved. As a result, Russian securities held by the Fund were fair valued at $0. (See Note 2.A for additional information on security valuation procedures). Subsequent to February 24, 2022, certain Russian securities held by the Fund had declared dividends, however there is no assurance these dividends can be collected by the Fund. As a result, all such dividend receivables related to these Russian securities are valued at $0 as of October 31, 2023 Any currency denominated in Rubles cannot be repatriated and such currency is valued at $0 as of October 31, 2023.

Effective May 4, 2022, the Fund is in liquidation and will not engage in any business or investment activities except for purposes of winding up its affairs. The Fund is closed to new investments and has suspended redemptions pursuant to an order of the SEC. On May 13, 2022, the Fund made an initial liquidating distribution to shareholders of available cash, less a reserve to cover operating and liquidation expenses.

The Fund will remain in existence until December 31, 2023.

During the year ended October 31, 2023, the sub-adviser was able to dispose of the following three securities, previously valued at $0 in separate over the counter transactions, Yandex NV, Novatek GDRs and X5 Group retail GDRs. The sub-adviser was able to successfully sell and settle these securities, which were held outside Russia. Following the sale of all three securities, the Fund no longer holds any assets in markets outside of Russia.

The Fund's investment adviser has determined that legal, regulatory, or market developments have occurred so that the Fund may lawfully sell such zero-valued securities in transactions on the principal exchange for such securities for a price greater than $0.00 and convert the proceeds of such sale to U.S. dollars which are freely available to the Fund. The Fund will be terminated on December 31, 2023, even if the Russian securities and depositary receipts have not been sold. The distribution to shareholders of sale proceeds of Russian securities and depositary receipts, if any, will be reduced by expenses related to the sale and the distribution.

The Fund has the following classes of shares: Class A, Class I, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Prior to May 4, 2022, Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, served as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

12

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A. Security Valuation. The net asset value (“NAV”) per share for each class of the Fund is determined each business day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA).

The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,”

13

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid annually. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

D. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

14

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Securities Lending. The Fund has the option to temporarily loan securities representing up to 331∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.

H. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/ or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

I. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2023, the cost of purchases and the proceeds from sales of investments, excluding short-term securities, were $308,870 and $2,964,790, respectively.

NOTE 4 — REDEMPTION FEES

Effective May 4, 2022, there are no redemption fees charged. Prior to May 4, 2022, a 2% redemption fee was charged on shares of the Fund that were redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee was recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2022 was $34,214 and is reflected in the accompanying Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to 1.35% of the Fund’s average daily net assets of the Fund. The Investment Adviser is fully waiving the contractual management fee of 1.35% through December 31, 2023.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine Voya IM manages the Fund’s assets in accordance with the Fund’s plan of liquidation.

15

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2023, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in the Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

						Net
						increase
		Shares				(decrease)
		issued	Reinvestment			in			Reinvestment	Redemption
	Shares	in	of	Shares		shares	Shares		of	fee	Shares		Net increase
	sold	merger	distributions	redeemed		outstanding	sold		distributions	Proceeds	redeemed		(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)

Class A
10/31/2023	—	—	—	(885)	—	(885)	—	—	—	—	(327)	—	(327)
10/31/2022	85,540	—	281,133	(269,375)	—	97,298	2,255,028	—	9,389,847	28,626	(5,896,318)	—	5,777,183
Class I
10/31/2023	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2022	9,536	—	8,069	(19,281)	—	(1,676)	251,163	—	270,700	5,584	(509,830)	—	17,617
Class W
10/31/2023	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2022	3,770	—	1,464	(5,628)	—	(394)	133,259	—	48,859	4	(98,406)	—	83,716

NOTE 8 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at its last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

16

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.

At October 31, 2023, the Fund did not have any outstanding securities on loan.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions and wash sale deferrals.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended
October 31,	Year Ended
2023	October 31, 2022
Ordinary	Ordinary	Long-term	Return of
Income	Income	Capital Gains	Capital
$927	$4,073,674	$6,554,230	$5,538,742

The tax-basis components of distributable earnings as of October 31, 2023 were:

Undistributed	Unrealized				Total
Ordinary	Appreciation/	Capital Loss Carryforwards			Distributable
Income	(Depreciation)	Amount	Character	Expiration	Earnings/(Loss)
$109,606	$(41,311,083)	$(2,660,637)	Long-term	None	$(43,862,114)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of October 31, 2023, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 10 — MARKET DISRUPTION

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short-or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies

17

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 10 — MARKET DISRUPTION (continued)

throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine, has, and may continue, to adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in non- U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Fund's financial statements.

NOTE 12 — SUBSEQUENT EVENTS

Termination: The Fund will be terminated on December 31, 2023. A distribution will be made on December 29, 2023. Following the termination, the Fund will cease to be an operating entity and will cease to be an investment company under the 1940 Act.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

18

Voya Russia Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023

Percentage
of Net
Shares		Value	Assets
COMMON STOCK: —%
Communication Services: —%
620,000 (1)	Mobile TeleSystems PJSC	$—	—

Consumer Staples: —%
40,000 (1)	Magnit PJSC	—	—

Energy: —%
1,967,553 (1)(2)	Gazprom PJSC	—	—
77,800 (1)	Lukoil PJSC	—	—
146,000 (1)	Novatek PJSC	—	—
1,900,000 (1)	Sovcomflot PJSC	—	—
420,000 (1)	Tatneft PJSC	—	—
		—	—
Financials: —%
800,000 (1)	Renaissance Insurance Group JSC	—	—
1,085,000 (1)	Sberbank of Russia PJSC	—	—
2,800,000,000 (1)(2)	VTB Bank PJSC	—	—
		—	—
Industrials: —%
2,700,000 (1)(2)	Aeroflot PJSC	—	—

Materials: —%
1,655,000 (1)	Alrosa PJSC	—	—
11,000 (1)(2)	MMC Norilsk Nickel PJSC	—	—
36,100 (1)(2)	PhosAgro PJSC	—	—
3,000,000 (1)(2)(3)	Segezha Group PJSC	—	—
		—	—
Total Common Stock
	(Cost $36,656,956)	—	—

PREFERRED STOCK: —%
Energy: —%
410,000 (1)	Tatneft PJSC	—	—
800 (1)	Transneft PJSC	—	—
		—	—
Financials: —%
310,000 (1)	Sberbank of Russia PJSC	—	—
Total Preferred Stock
	(Cost $4,326,811)	—	—
Total Long-Term Investments
	(Cost $40,983,767)	—	—

			Percentage
			of Net
Shares		Value	Assets
SHORT-TERM INVESTMENTS: 101.0%
	Mutual Funds: 101.0%
3,426,898 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.240% (Cost $3,426,898)	$3,426,898	101.0
	Total Short-Term Investments (Cost $3,426,898)	$3,426,898	101.0
	Total Investments in Securities (Cost $44,410,665)	$3,426,898	101.0
	Liabilities in Excess of Other Assets	(33,836)	(1.0)
	Net Assets	$3,393,062	100.0

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(2)	Non-income producing security.

(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)	Rate shown is the 7-day yield as of October 31, 2023.

 See Accompanying Notes to Financial Statements

19

Voya Russia Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	October 31, 2023
Asset Table
Investments, at fair value
Short-Term Investments	$3,426,898	$—	$—	$3,426,898
Total Investments, at fair value	$3,426,898	$—	$—	$3,426,898

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At October 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $44,491,694.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(41,311,083)
Net Unrealized Depreciation	$(41,311,083)

See Accompanying Notes to Financial Statements

20

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				funds in
				Fund
				Complex
	Position(s)	Term of Offce and	Principal	Overseen
	Held with the	Length of Time	Occupation(s) –	by	Other Board Positions
Name, Address and Age	Trust	Served(1)	During the Past 5 Years	Trustee(2)	Held by Trustee
Independent Trustees:

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020–Present November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	139	Stanley Global Engineering (2020 –Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	139	None.

Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	139	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015–Present	Retired.	139	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	139	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006–Present	Consultant (May 2001–Present).	139	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015–Present	Retired.	139	None.

21

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Oppor-tunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2023.

22

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

	Position(s)	Term of Offce and
	Held with the	Length of Time
Name, Address and Age	Trust	Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022–Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

23

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

	Position(s)	Term of Offce and
	Held with the	Length of Time
Name, Address and Age	Trust	Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 - Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 - Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 - Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 1999 – Present	Vice President, Voya Investments, LLC (August 1997 - Present); Vice President, Voya Funds Services, LLC (November 1995 - Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022–Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013–Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022–Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

24

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

	Position(s)	Term of Offce and
	Held with the	Length of Time
Name, Address and Age	Trust	Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022–Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018–Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

25

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Transfer Agent	Custodian
BNY Mellon Investment Servicing (U.S.) Inc.	The Bank of New York Mellon
301 Bellevue Parkway	225 Liberty Street
Wilmington, Delaware 19809	New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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Annual Report

October 31, 2023

Classes A, C, I, R, R6 and W

Global and International Funds

■       Voya Global Bond Fund

■       Voya Global High Dividend Low Volatility Fund

■       Voya Global Perspectives® Fund

■       Voya Multi-Manager International Small Cap Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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Portfolio Managers’ Report	2
Shareholder Expense Examples	13
Report of Independent Registered Public Accounting Firm	15
Statements of Assets and Liabilities	16
Statements of Operations	21
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	29
Portfolios of Investments	47
Tax Information	108
Trustee and Officer Information	110

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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Benchmark Descriptions

Index	Description
Bloomberg Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI World Value IndexSM	The index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
S&P Developed ex-U.S. Small Cap Index	A float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Voya Global Bond Fund	Portfolio Managers’ Report

Voya Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.51% compared to the Bloomberg Global Aggregate Index (“BBGA Index”), which returned 1.72% for the same period.

Portfolio Specifics: For the reporting period, the Fund underperformed the Index. Sector allocations drove performance for the period. Meanwhile duration decisions added, and currency decisions detracted.

Global bond markets rallied early in the period, including a rally ignited by challenges in some U.S. regional banks as well as the takeover of Credit Suisse by Swiss rival UBS, but even regional bank challenges did not deter the U.S. Federal Reserve. The strength of the U.S. economy led the Fed to continue hiking rates and the European Central Bank (“ECB”) also raised rates as they remained focused on inflation risks. The global reset in bond yields has meant the coupon and yield on the index is serving as a better buffer, in our opinion. As a result global markets, excluding the impact from currency, generated a modest positive return for the period. Currency performance mirrored the direction of the bond markets, with global currencies gaining against the dollar earlier in the period and those gains fading with each successive rate hike from the Fed. While higher interest rates and higher bond volatility were episodic challenges for non-government sectors, they tended to outperform global treasury markets for the full period.

Geographic Diversification
as of October 31, 2023
(as a percentage of net assets)
United States	76.7%
China	9.0%
Mexico	1.7%
Canada	1.3%
Malaysia	1.3%
South Africa	1.2%
Spain	0.8%
Peru	0.6%
Thailand	0.6%
Portugal	0.6%
Countries between 0.0% - 0.5%^	6.0%
Assets in Excess of Other Liabilities*,**	0.2%
Net Assets	100.0%
* Includes short-term investments.
** Includes purchased options.
^ Includes 28 countries, which each 0.0% - 0.5% of net assets.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2023*
(as a percentage of net assets)
Uniform Mortgage-Backed Securities, 5.500%, 11/01/53	8.9%
Uniform Mortgage-Backed Securities, 5.000%, 11/01/53	1.9%
United States Treasury Notes, 4.875%, 10/31/30	1.8%
China Government Bond, 3.250%, 11/22/28	1.7%
China Government Bond, 2.850%, 06/04/27	1.7%
China Government Bond, 3.250%, 06/06/26	1.4%
Uniform Mortgage-Backed Securities, 2.000%, 02/01/52	1.3%
Malaysia Government Bond, 3.828%, 07/05/34	1.3%
United States Treasury Notes, 5.125%, 10/31/25	1.2%
United States Treasury Notes, 3.875%, 08/15/33	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Allocations to sectors away from developed market Treasuries drove performance over the period. The largest contributors to outperformance was sourced from an array of securitized investments, from securitized credit that includes collateralized loan obligations and non-agency residential mortgage-backed securities (RMBS) as well as investments in agency RMBS. Corporate allocations also contributed, albeit to a lesser degree. Duration and yield curve decisions contributed over the period, reflecting defensive positioning as well as allocations that favored emerging markets over developed markets. The persistent strength of the dollar meant global returns continued to struggle. The Fund’s currency positioning in developed markets (DM) was a small contributor over the period.

The Fund used swaps, options and futures in conjunction with cash bonds for duration and yield curve management. It also used currency forward contracts, options and swaps for currency management and risk mitigation. These investment decisions, in total, had a negative impact on the Fund’s performance during the period.

Current Strategy and Outlook: We believe, the end of the Fed tightening is within sight, but rate cuts in the United States are still a ways away. We think moderating inflation allows the Fed to pause, yet a clear downturn in labor and the economy will be required for the Fed to pivot to substantive cuts. As a result, we expect the timeline for a rate cut is further out, reflecting, in our opinion, the robustness in labor markets. We expect growth will slow and continue to monitor threats for a possible recession. Just as we are inclined to take the Fed at its word, we also see reasons for the ECB hiking to end sooner as the economy is trending at a much slower pace than the United States. Meanwhile the Bank of Japan has taken advantage of higher global rates to adjust their position on yield curve control (“YCC”).

Portfolio Managers’ Report	Voya Global Bond Fund

We believe allocating in fixed income is less complicated against a backdrop of higher nominal and real yields. Investors are being rewarded with attractive nominal and real yields without needing to overextend credit risk. Our preference for ‘up in quality’ investments is higher than it has been in the recent past, but as opportunities present themselves, we are willing to deploy capital to take advantage of these opportunities. While an array of economic outcomes is adding volatility to interest rate markets, we believe real yields remain an anchor to valuations and maintain a duration profile in line with the benchmark. A more hawkish Fed combined with delayed expectations for a recession in the United States have served as anchors to dollar valuations relative to other developed market currencies. We expect the U.S. dollar to peak as the threat of additional Fed actions wains.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-1.04%	-2.68%	-0.81%
Class C(2)	-0.30%	-2.92%	-1.15%
Class I	1.68%	-1.94%	-0.30%
Class R	1.18%	-2.45%	-0.81%
Class R6	1.72%	-1.92%	-0.29%
Class W	1.78%	-1.91%	-0.30%
Excluding Sales Charge:
Class A	1.51%	-2.19%	-0.56%
Class C	0.68%	-2.92%	-1.15%
Class I	1.68%	-1.94%	-0.30%
Class R	1.18%	-2.45%	-0.81%
Class R6	1.72%	-1.92%	-0.29%
Class W	1.78%	-1.91%	-0.30%
Bloomberg Global Aggregate Index	1.72%	-1.64%	-0.66%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Global Bond Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)

Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return. Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Fund

Voya Global High Dividend Low Volatility Fund (the “Fund”) seeks long-term capital growth and current income. The Fund is managed by Steve Wetter, Kai Yee Wong, Vincent Costa, CFA, and Peg DiOrio, CFA, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.84% compared to the MSCI World Value IndexSM (the “Index” or “MSCI World Value”) which returned 3.06%.

Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark. In terms of the Fund’s performance the Fund’s core model, higher dividend yield and lower beta contributed but this was negated by a negative impact from the smaller market capitalization tilt and active industry exposures.

On the regional level, stock selection was strongest in Japan and weakest in Europe. Allocations to North America also contributed.

On the sector level, stock selection was strong in the energy, health care and allocation to real estate sectors contributed. At the individual stock level, not owning Bank of America Corp. and overweight positions in Sumitomo Mitsui Financial Group, Inc. and Japan Tobacco Inc. contributed.

Geographic Diversification
as of October 31, 2023
(as a percentage of net assets)
United States	66.6%
Japan	7.9%
United Kingdom	4.2%
Canada	3.1%
Australia	2.9%
France	2.9%
Spain	2.3%
Switzerland	1.3%
Netherlands	1.3%
Hong Kong	1.1%
Countries between 0.1% - 1.1%^	3.7%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 10 countries, which each 0.1% - 1.1% of net assets.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2023*
(as a percentage of net assets)
Johnson & Johnson	1.9%
Merck & Co., Inc.	1.6%
AbbVie, Inc.	1.5%
iShares Russell 1000 Value ETF	1.4%
PepsiCo, Inc.	1.4%
Procter & Gamble Co.	1.3%
Cisco Systems, Inc.	1.3%
Amgen, Inc.	1.2%
Verizon Communications, Inc.	1.1%
Philip Morris International, Inc.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

By contrast, at the sector level stock selection was weakest in the information technology, utilities and consumer staples sectors. At the individual stock level, not owning Broadcom Inc. and Berkshire Hathaway Inc., as well as the overweight to Bristol-Myers Squibb Co. detracted from performance.

Current Strategy and Outlook: This is an actively managed investment strategy designed to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. The investment process first creates a universe of sustainable, dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The managers then seek to optimize the portfolio’s potential to achieve its dividend, alpha and volatility objectives.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global High Dividend Low Volatility Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-4.03%	3.64%	3.80%
Class C(2)	0.08%	4.10%	3.79%
Class I	2.10%	5.14%	4.68%
Class R6(3)	2.12%	5.15%	4.69%
Class W	2.10%	5.14%	4.68%
Excluding Sales Charge:
Class A	1.84%	4.88%	4.42%
Class C	1.06%	4.10%	3.79%
Class I	2.10%	5.14%	4.68%
Class R6(3)	2.12%	5.15%	4.69%
Class W	2.10%	5.14%	4.68%
MSCI World Value IndexSM	3.06%	4.84%	4.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global High Dividend Low Volatility Fund against the indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return. Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.
(3)

Class R6 incepted on February 28, 2020. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Voya Global Perspectives® Fund (the “Fund”) seeks total return. Under normal market conditions, Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser, invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Barbara Reinhard, CFA and Lanyon Blair, CFA CAIA Portfolio Managers*, of Voya IM — the Sub-Adviser.

Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities and approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy, the equity allocation may drop to approximately 30% and the debt allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the year ended October 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.85% compared to the 6.71% return of the S&P Target Risk® Growth Index.

Portfolio Specifics: Performance of the Fund was positive for the period, but it underperformed the Index. Underperformance was due to asset allocation. The Fund was fully allocated to equities in base positioning until the second quarter of 2023, when fourth quarter 2022 year-over-year earnings growth for the S&P 500® went negative and the Fund shifted to defensive positioning and cut equity exposure. Despite concerns that significant stress of U.S. regional banks would spread to other sectors, the financial system stabilized and stocks rallied through the quarter, which hurt relative performance for the Fund. In the third quarter of 2023, the Fund switched back to base positioning. Although equities generally declined during the quarter, rates rose sharply causing core bonds to sell off by a similar amount and long duration bonds to lose even more. As a result, asset allocation impact for this period was essentially neutral. In October, however, asset allocation was a headwind as the Fund again shifted back to defensive positioning with second quarter 2023 year-over-year earnings growth for the S&P 500® went negative, but stocks rallied on lower-than-expected inflation prints and anticipation that the U.S. Federal Reserve was done hiking interest rates.

Target Allocations
as of October 31, 2023(1)
(as a percentage of net assets)

U.S. Large Cap Equities	5.0%
U.S. Mid Cap Equities	5.0%
U.S. Small Cap Equities	5.0%
Global Real Estate	5.0%
International Equities	5.0%
Emerging Markets	5.0%
U.S. Corporate	17.5%
U.S. Government Bond	17.5%
Global Bond	17.5%
U.S. High Yield Bonds	17.5%
(1) Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.
Portfolio holdings are subject to change daily.

The Fund also attempts to outperform its benchmark through the selection of underlying funds, which represent the various asset classes within the composite. Underlying fund selection was a contributor during period. The strategy that contributed most to excess returns was Voya Small Company, which outperformed its benchmark. The strategies that detracted most from excess returns were Voya Large Cap Growth Fund, Voya High Yield Bond Fund and iShares Global REIT ETF.

Current Outlook and Strategy: All eyes remain on inflation, which we think will continue decelerating as tighter monetary policy and lessening fiscal support will weigh on demand. We believe the labor market is cooling, as job openings and quits have been trending down since March.

In our opinion, the U.S. continues to offer a robust macroeconomic picture compared to other developed nations. We maintain a neutral stance on equities and believe U.S. large cap stocks are best positioned to grind higher due to durable earnings streams. In our view, bonds look attractive, as interest rates and the Fed's commitment to reducing growth below trend should drive yields lower as the economy weakens.

Voya Global Perspectives® Fund	Portfolio Managers’ Report

* Effective May 1, 2023, Barbara Reinhard, CFA and Lanyon Blair, CFA CAIA were added as Portfolio Managers to the Fund. Also, effective June 30, 2023, Douglas Coté retired from Voya IM.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Average Annual Total Returns for the Periods Ended October 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-3.04%	0.92%	2.07%
Class C(2)	1.04%	1.33%	2.06%
Class I	3.00%	2.35%	2.93%
Class R	2.54%	1.84%	2.42%
Class W	3.10%	2.34%	2.94%
Excluding Sales Charge:
Class A	2.85%	2.12%	2.68%
Class C	2.04%	1.33%	2.06%
Class I	3.00%	2.35%	2.93%
Class R	2.54%	1.84%	2.42%
Class W	3.10%	2.34%	2.94%
S&P Target Risk® Growth Index	6.71%	4.78%	5.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Perspectives® Fund against the index indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return. Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Victory Capital Management Inc. (“Victory Capital”), (each a “Sub-Adviser” and collectively, the “Sub- Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, and Ryan D. Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, both Portfolio Managers of the Sleeve that is managed by Acadian; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital.

Performance: For the year ended October 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.93% compared to the S&P Developed ex-U.S. Small Cap Index and the MSCI EAFE® Small Cap Index, which returned 7.48% and 6.47%, respectively, for the same period.

Geographic Diversification
as of October 31, 2023
(as a percentage of net assets)
Japan	21.9%
Canada	9.4%
United Kingdom	9.1%
France	7.5%
Australia	6.4%
Switzerland	6.4%
Germany	6.2%
Italy	3.8%
South Korea	3.2%
Denmark	2.8%
Countries between 0.0% - 2.3%^	20.7%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 35 countries, which each 0.0% - 2.3% of net assets.
Portfolio holdings are subject to change daily.

Portfolio Specifics: Acadian Sleeve — The sleeve outperformed its benchmark for the year ending October 31, 2023. Stock selection contributed to return, while country allocations were negative.

Key sources of positive active return included an opportunistic exposure to Taiwan, stock selection in Canada, and stock selection in Italy. Leading advances within these markets respectively included a position in Asia Vital Components, a holding in Celestica, and an investment in Leonardo. Detractors included stock selection in Germany, an overweight position in South Africa, and a combination of stock selection and an overweight position in the United States. Leading declines within these markets in turn included a position in Carl Zeiss Meditec, a holding in Thungela Resources, and an investment in Civeo.

From a sector perspective, key sources of positive active return included stock selection in information technology, a combination of stock selection and an overweight position in industrials, and a combination of stock selection and an underweight position in real estate. Leading advances within these sectors respectively included a position in Celestica, a holding in Leonardo, and an investment in Emaar Development. Detractors included a combination of stock selection and an underweight position in financials, stock selection in materials, and a combination of stock selection and an overweight position in health care. Leading declines within these sectors in turn included a position in Wendel, a holding in OCI, and an investment in Inmode Ord Shs.

Top Ten Holdings
as of October 31, 2023*
(as a percentage of net assets)
Pandora A/S	1.1%
Vanguard FTSE Developed Markets ETF	1.1%
Celestica, Inc.	1.0%
Hikma Pharmaceuticals PLC	1.0%
Logitech International SA	0.9%
Ipsen SA	0.8%
Leonardo SpA	0.8%
Rexel SA	0.8%
Perion Network Ltd.	0.7%
Rockwool A/S - Class B	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Victory Capital Sleeve — Over the trailing one-year period, security selection was positive and accounted for the majority of the sleeve’s relative outperformance. Excess returns were generated in three of five geographic regions and nine of the eleven economic sectors. From a style perspective, the sleeve’s overall exposure to value, business momentum and quality factors were helpful to relative performance. At the sector level, notable outperformance was generated in Health Care with the largest impact coming from a position in the German drug packaging producer Gerresheimer. The company rose as their contracts with Novo Nordisk and Eli Lilly to manufacture the injection pen for GLP-1 weight loss treatments is expected to expand after Novo’s Wegovy showed cardiovascular benefit in a clinical trial. Relative performance was also strong within Real Estate. In Canada, Boardwalk REIT advanced as demand remains strong for apartments across the country as single-family homes price many out of the market.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

On the downside, security selection was weak in Financials. Canadian payments company, Nuvei fell after releasing a weak quarterly earnings result and materially lowering guidance. In Energy, German biodiesel producer Verbio Vereinigte BioEnergie AG was down as increased Chinese imports of the commodity into Germany drove the price of biodiesel lower.

Current Strategy and Outlook: Acadian Sleeve — Globally, most economies continued to grow despite a range of headwinds, including high rates and persistent inflation. This growth has not been equally distributed, however, with Germany in a modest recession, and China struggling to regain its former footing.

Inflation continued to soften in many major economies but remained well above central banks’ targets. In the U.K., the decline has been particularly sharp, with inflation falling to 6.2% in August from 6.9% the month before. In the euro area, inflation ticked lower in August, falling to 5.2% from 5.3% in July. In the U.S., however, surging gas prices lifted inflation to 3.7% in August, up from 3.2% the month before. As a group, emerging markets started raising interest rates sooner and thus have more room to cut rates to stimulate growth.

Europe’s declines in inflation coincide with an apparent end of rate hikes. The European Central Bank raised rates in September to 4%, the highest level in the ECB’s quarter-century of existence, but indicated that may be enough. For its part, the Bank of England held rates steady at its latest meeting – the first such outcome after two years of increases. The Federal Reserve kept rates unchanged at its September meeting. Whether interest rates have already reached their peak or still have further to go, they are expected to fall from their current, “restrictive” level at a pace much slower than that at which they rose.

Oil prices rose steadily through the 3rd quarter as OPEC supply cuts began to bite. West Texas Intermediate crude stood below $70 at the beginning of July; it now trades in the $90 range.

On a forward-looking basis, it is difficult to predict the path of the broad market. A key tenet of the sleeve’s philosophy is that markets are evolutionary and that an investment process must be adaptive to reflect changes in markets and investor behavior over time. The sleeve is built using a multi-factor process that combines value-oriented factors with additional factors related to earnings, quality and price trends. Thus, we seek to outperform in many different types of market environments. Towards this goal, we optimize the weightings of our factors each month, and continually evaluate new factors for potential inclusion in the process. We employ individual stock selection, in an effort to produce the highest forecast return, net of implementation costs. Our alpha forecasts help identify attractively valued names that are likely to rise in price based on value-, earnings-, quality-, and price-related predictive data.

Victory Capital Sleeve — While overall corporate earnings have shown signs of resilience, global markets still face a variety of crosscurrents including lagged effects of higher interest rates, moderating inflation, oil price uncertainty, and rising geopolitical tensions. From a valuation perspective, international small-cap equities are trading at earnings multiples below historical averages and at an attractive discount, in our view, relative to both U.S. and international large-cap peers. We continue to be guided by our bottom-up analysis and will digest earnings and outlook statements to evaluate our positioning. We believe opportunities for relative outperformance remain, particularly among the diverse and broad segment of international small-cap equities.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2023
				Since
	1 Year	5 Year	10 Year	Inception
Including Sales Charge:
Class A(1)	2.67%	2.66%	3.30%	—
Class C(2)	7.15%	3.13%	3.34%	—
Class I	9.30%	4.23%	4.31%	—
Class R6	—	—	—	-6.13%(3)
Class W	9.22%	4.15%	4.22%	—
Excluding Sales Charge:
Class A	8.93%	3.89%	3.91%	—
Class C	8.15%	3.13%	3.34%	—
Class I	9.30%	4.23%	4.31%	—
Class R6	—	—	—	-6.13%(3)
Class W	9.22%	4.15%	4.22%	—
S&P Developed ex-U.S. SmallCap Index	7.48%	1.93%	3.40%	—
MSCI EAFE® Small Cap Index	6.47%	1.58%	3.36%	—

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager International Small Cap Fund against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges. The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return. Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.
(3)	Class R6 incepted on February 28, 2023.

Effective November 15, 2019 one of the three sub-advisers was removed from the Fund. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2023*	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2023*
Voya Global Bond Fund
Class A	$1,000.00	$932.10	0.90%	$4.38	$1,000.00	$1,020.67	0.90%	$4.58
Class C	1,000.00	928.20	1.65	8.02	1,000.00	1,016.89	1.65	8.39
Class I	1,000.00	933.00	0.65	3.17	1,000.00	1,021.93	0.65	3.31
Class R	1,000.00	931.20	1.15	5.60	1,000.00	1,019.41	1.15	5.85
Class R6	1,000.00	933.30	0.65	3.17	1,000.00	1,021.93	0.65	3.31
Class W	1,000.00	934.50	0.65	3.17	1,000.00	1,021.93	0.65	3.31
Voya Global High Dividend Low Volatility Fund
Class A	$1,000.00	$958.90	0.85%	$4.20	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	955.20	1.60	7.89	1,000.00	1,017.14	1.60	8.13
Class I	1,000.00	960.10	0.60	2.96	1,000.00	1,022.18	0.60	3.06
Class R6	1,000.00	960.10	0.57	2.82	1,000.00	1,022.33	0.57	2.91
Class W	1,000.00	960.00	0.60	2.96	1,000.00	1,022.18	0.60	3.06
Voya Global Perspectives® Fund**
Class A	$1,000.00	$948.00	0.58%	$2.85	$1,000.00	$1,022.28	0.58%	$2.96
Class C	1,000.00	944.50	1.33	6.52	1,000.00	1,018.50	1.33	6.77
Class I	1,000.00	948.30	0.33	1.62	1,000.00	1,023.54	0.33	1.68
Class R	1,000.00	946.90	0.83	4.07	1,000.00	1,021.02	0.83	4.23
Class W	1,000.00	949.40	0.33	1.62	1,000.00	1,023.54	0.33	1.68

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2023*	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2023*
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$919.70	1.53%	$7.40	$1,000.00	$1,017.49	1.53%	$7.78
Class C	1,000.00	916.60	2.28	11.01	1,000.00	1,013.71	2.28	11.57
Class I	1,000.00	921.40	1.20	5.81	1,000.00	1,019.16	1.20	6.11
Class R6	1,000.00	921.90	1.20	5.81	1,000.00	1,019.16	1.20	6.11
Class W	1,000.00	921.00	1.28	6.20	1,000.00	1,018.75	1.28	6.51

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.
**	The annualized expense ratios do not include expenses of the underlying funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Bond Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Perspectives® Fund and Voya Multi-Manager International Small Cap Fund and the Board of Trustees of Voya Mutual Funds.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Perspectives® Fund and Voya Multi-Manager International Small Cap Fund (collectively referred to as the “Funds”) (four of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (four of the funds constituting Voya Mutual Funds) at October 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended October 31, 2019, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

December 22, 2023

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2023

	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund	Voya Global Perspectives® Fund
ASSETS:
Investments in securities at fair value+*	$281,753,172	$237,404,391	$–
Investments in affiliated underlying funds at fair value**	–	–	104,307,175
Investments in unaffiliated underlying funds at fair value***	–	–	5,387,944
Short-term investments at fair value†	39,534,154	429,447	–
Cash	376,578	27,215	207,375
Cash collateral for futures contracts	3,470,000	–	–
Cash pledged for centrally cleared swaps (Note 2)	3,186,000	–	–
Cash pledged as collateral for OTC derivatives (Note 2)	430,000	–	–
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	416,000	–	–
Foreign currencies at value‡	565,029	19,505	–
Receivables:
Investment securities sold	2,138,979	565,665	–
Investments in affiliated underlying funds sold	–	–	156,402
Fund shares sold	188,969	27,237	–
Dividends	2,801	596,202	–
Interest	2,221,845	43	1,310
Foreign tax reclaims	10,359	613,496	–
Variation margin on centrally cleared swaps	129,592	–	–
Unrealized appreciation on forward foreign currency contracts	2,834,443	–	–
Unrealized appreciation on forward premium swaptions	463,951	–	–
Prepaid expenses	43,934	21,117	24,575
Reimbursement due from Investment Adviser	15,956	23,202	13,138
Other assets	12,942	38,384	1,695
Total assets	337,794,704	239,765,904	110,099,614

LIABILITIES:
Income distribution payable	4,759	–	–
Payable for investment securities purchased	2,363,701	190,424	–
Payable for investment securities purchased on a delayed-delivery or
when-issued basis	44,646,112	–	–
Payable for fund shares redeemed	179,612	81,639	156,402
Payable upon receipt of securities loaned	1,610,507	242,447	–
Unrealized depreciation on forward foreign currency contracts	3,805,116	–	–
Unrealized depreciation on forward premium swaptions	627,890	–	–
Variation margin payable on futures contracts	1,494,174	–	–
Payable for investment management fees	115,465	211,477	20,714
Payable for distribution and shareholder service fees	6,782	43,610	23,993
Payable to trustees under the deferred compensation plan (Note 6)	12,942	38,384	1,695
Payable for trustee fees	706	651	293
Other accrued expenses and liabilities	117,591	179,730	65,675
Written options, at fair value^	642,128	–	–
Total liabilities	55,627,485	988,362	268,772
NET ASSETS	$282,167,219	$238,777,542	$109,830,842

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2023(continued)

			Voya Global
			High Dividend	Voya Global
		Voya Global	Low Volatility	Perspectives®
		Bond Fund	Fund	Fund
NET ASSETS WERE COMPRISED OF:
Paid-in capital		$343,182,361	$267,155,203	$139,635,284
Total distributable loss		(61,015,142)	(28,377,661)	(29,804,442)
NET ASSETS		$282,167,219	$238,777,542	$109,830,842

+	Including securities loaned at value	$1,558,683	$229,571	$—
*	Cost of investments in securities	$309,895,254	$234,070,731	$—
**	Cost of investments in affiliated underlying funds	$—	$—	$109,626,247
***	Cost of investments in unaffiliated underlying funds	$—	$—	$6,206,656
†	Cost of short-term investments	$39,539,261	$429,447	$—
‡	Cost of foreign currencies	$558,175	$19,554	$—
^	Premiums received on written options	$467,450	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2023(continued)

			Voya Global
			High Dividend	Voya Global
	Voya Global		Low Volatility	Perspectives®
	Bond Fund		Fund	Fund
Class A
Net assets	$20,492,571		$190,279,644	$75,479,793
Shares authorized	unlimited		unlimited	unlimited
Par value	—		—	—
Shares outstanding	3,008,763		5,042,524	8,279,577
Net asset value and redemption price per share†	$6.81		$37.74	$9.12
Maximum offering price per share (5.75%)(1)	$6.98	(2)	$40.04	$9.68

Class C
Net assets	$614,934		$3,099,070	$1,329,031
Shares authorized	unlimited		unlimited	unlimited
Par value	—		—	—
Shares outstanding	90,694		88,868	147,326
Net asset value and redemption price per share†	$6.78		$34.87	$9.02

Class I
Net assets	$117,804,681		$42,280,535	$4,787,658
Shares authorized	unlimited		unlimited	unlimited
Par value	—		—	—
Shares outstanding	17,375,011		1,109,512	521,827
Net asset value and redemption price per share	$6.78		$38.11	$9.17

Class R
Net assets	$4,303,163		n/a	$15,248,630
Shares authorized	unlimited		n/a	unlimited
Par value	—		n/a	—
Shares outstanding	629,789		n/a	1,675,987
Net asset value and redemption price per share	$6.83		n/a	$9.10

Class R6
Net assets	$80,638,403		$101,606	n/a
Shares authorized	unlimited		unlimited	n/a
Par value	—		—	n/a
Shares outstanding	11,861,616		2,667	n/a
Net asset value and redemption price per share	$6.80		$38.09	n/a

Class W
Net assets	$58,313,467		$3,016,687	$12,985,730
Shares authorized	unlimited		unlimited	unlimited
Par value	—		—	—
Shares outstanding	8,708,557		79,223	1,411,109
Net asset value and redemption price per share	$6.70		$38.08	$9.20

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2023

Voya Multi-Manager
International
Small Cap Fund
ASSETS:
Investments in securities at fair value+*	$234,360,489
Short-term investments at fair value†	2,428,997
Foreign currencies at value‡	261,648
Receivables:
Investment securities and currencies sold	1,539,488
Fund shares sold	40,629
Dividends	524,020
Foreign tax reclaims	443,731
Prepaid expenses	37,403
Reimbursement due from Investment Adviser	47,620
Other assets	10,396
Total assets	239,694,421

LIABILITIES:
Payable for investment securities and currencies purchased	1,223,914
Payable for fund shares redeemed	83,106
Payable upon receipt of securities loaned	1,376,603
Payable for investment management fees	199,425
Payable for distribution and shareholder service fees	11,086
Payable to trustees under the deferred compensation plan (Note 6)	10,396
Payable for trustee fees	609
Other accrued expenses and liabilities	232,128
Total liabilities	3,137,267
NET ASSETS	$236,557,154

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$262,552,668
Total distributable loss	(25,995,514)
NET ASSETS	$236,557,154

+ Including securities loaned at value	$1,279,113
* Cost of investments in securities	$247,821,713
† Cost of short-term investments	$2,428,997
‡ Cost of foreign currencies	$263,649

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2023(continued)

Voya Multi-Manager
International
Small Cap Fund
Class A
Net assets	$44,397,264
Shares authorized	unlimited
Par value	—
Shares outstanding	888,584
Net asset value and redemption price per share†	$49.96
Maximum offering price per share (5.75%)(1)	$53.01

Class C
Net assets	$2,138,949
Shares authorized	unlimited
Par value	—
Shares outstanding	47,701
Net asset value and redemption price per share†	$44.84

Class I
Net assets	$165,078,643
Shares authorized	unlimited
Par value	—
Shares outstanding	3,306,633
Net asset value and redemption price per share	$49.92

Class R6
Net assets	$2,759
Shares authorized	unlimited
Par value	—
Shares outstanding	55
Net asset value and redemption price per share	$49.94

Class W
Net assets	$24,939,539
Shares authorized	unlimited
Par value	—
Shares outstanding	390,402
Net asset value and redemption price per share	$63.88

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2023

		Voya Global
		High Dividend	Voya Global
	Voya Global	Low Volatility	Perspectives®
	Bond Fund	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$126,292	$9,349,949	$—
Dividends from affiliated underlying funds	—	—	3,562,080
Dividends from unaffiliated underlying funds	—	—	247,013
Interest, net of foreign taxes withheld*	12,222,761	1,362	5,653
Securities lending income, net	29,186	1,440	—
Other	1,211	1,106	501
Total investment income	12,379,450	9,353,857	3,815,247

EXPENSES:
Investment management fees	1,411,542	1,301,046	254,502
Distribution and shareholder service fees:
Class A	57,654	515,281	199,750
Class C	6,822	39,460	20,303
Class R	23,448	—	84,932
Transfer agent fees:
Class A	43,897	264,637	106,559
Class C	1,298	5,051	2,708
Class I	99,413	16,502	2,607
Class P3(1)	14	—	—
Class R	8,929	—	22,649
Class R6	886	100	—
Class W	105,717	4,041	18,498
Shareholder reporting expense	72,150	35,990	4,590
Registration fees	105,631	71,024	73,795
Professional fees	57,595	54,150	32,577
Custody and accounting expense	126,980	44,446	14,600
Trustee fees	7,057	6,505	2,926
Miscellaneous expense	38,444	19,187	13,202
Interest expense	182	—	887
Total expenses	2,167,659	2,377,420	855,085
Waived and reimbursed fees	(247,003)	(255,636)	(161,380)
Net expenses	1,920,656	2,121,784	693,705
Net investment income	10,458,794	7,232,073	3,121,542
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(8,219,463)	380,960	—
Sale of affiliated underlying funds	—	—	(24,109,595)
Sale of unaffiliated underlying funds	—	—	(837,414)
Capital gain distributions from affiliated underlying funds	—	—	2,666,956
Forward foreign currency contracts	(2,547,084)	—	—
Foreign currency related transactions	256,725	1,392	—
Futures	(2,922,590)	—	—
Swaps	(4,577,408)	—	—
Written options	3,047,189	—	—
Net realized gain (loss)	(14,962,631)	382,352	(22,280,053)
Net change in unrealized appreciation (depreciation) on:
Investments	6,962,005	(1,856,864)	—
Affiliated underlying funds	—	—	22,518,320
Unaffiliated underlying funds	—	—	113,258
Forward foreign currency contracts	978,610	—	—
Foreign currency related transactions	4,753	17,121	—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2023(continued)

		Voya Global
		High Dividend	Voya Global
	Voya Global	Low Volatility	Perspectives®
	Bond Fund	Fund	Fund
Futures	(346,678)	—	—
Swaps	1,403,118	—	—
Written options	(49,633)	—	—
Net change in unrealized appreciation (depreciation)	8,952,175	(1,839,743)	22,631,578
Net realized and unrealized gain (loss)	(6,010,456)	(1,457,391)	351,525
Increase in net assets resulting from operations	$4,448,338	$5,774,682	$3,473,067

* Foreign taxes withheld	$9,116	$375,002	$—

(1)	Class P3 was fully redeemed on close of business January 10, 2023.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2023

Voya Multi-Manager
International
Small Cap Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,462,340
Securities lending income, net	34,801
Other	1,067
Total investment income	7,498,208
EXPENSES:
Investment management fees	2,430,855
Distribution and shareholder service fees:
Class A	123,052
Class C	23,321
Transfer agent fees:
Class A	66,817
Class C	3,168
Class I	253,553
Class R6(1)	20
Class W	37,144
Shareholder reporting expense	16,425
Registration fees	91,492
Professional fees	80,313
Custody and accounting expense	227,031
Trustee fees	6,094
Miscellaneous expense	20,900
Interest expense	3,638
Total expenses	3,383,823
Waived and reimbursed fees	(233,542)
Brokerage commission recapture	(4,051)
Net expenses	3,146,230
Net investment income	4,351,978
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(8,598,760)
Forward foreign currency contracts	(25,583)
Foreign currency related transactions	(21,920)
Net realized loss	(8,646,263)
Net change in unrealized appreciation (depreciation) on:
Investments	20,467,891
Foreign currency related transactions	8,812
Net change in unrealized appreciation (depreciation)	20,476,703
Net realized and unrealized gain	11,830,440
Increase in net assets resulting from operations	$16,182,418

* Foreign taxes withheld	$832,687

(1)	Commencement of operations was February 28, 2023.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			Voya Global High Dividend
	Voya Global Bond Fund		Low Volatility Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$10,458,794	$7,691,686	$7,232,073	$8,638,457
Net realized gain (loss)	(14,962,631)	(50,184,298)	382,352	14,216,415
Net change in unrealized appreciation (depreciation)	8,952,175	(40,768,832)	(1,839,743)	(38,418,878)
Increase (decrease) in net assets resulting from operations	4,448,338	(83,261,444)	5,774,682	(15,564,006)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(671,197)	—	(6,856,674)	(5,218,877)
Class C	(14,462)	—	(117,309)	(79,460)
Class I	(3,605,829)	—	(1,648,074)	(1,258,188)
Class P3(1)	(32,016)	—	—	—
Class R	(120,330)	—	—	—
Class R6	(2,487,494)	—	(3,940)	(3,180)
Class W	(1,685,779)	—	(113,162)	(91,948)
Return of capital:
Class A	(241,604)	(1,163,441)	—	—
Class C	(6,997)	(35,487)	—	—
Class I	(1,271,722)	(5,661,413)	—	—
Class P(2)	—	(5,077)	—	—
Class P3(1)	—	(154,338)	—	—
Class R	(49,521)	(189,475)	—	—
Class R6	(852,688)	(3,875,354)	—	—
Class W	(604,814)	(2,983,314)	—	—
Total distributions	(11,644,453)	(14,067,899)	(8,739,159)	(6,651,653)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	120,111,818	58,258,640	15,022,296	11,592,237
Reinvestment of distributions	11,581,035	13,941,801	7,600,904	5,771,550
	131,692,853	72,200,441	22,623,200	17,363,787
Cost of shares redeemed	(111,761,425)	(107,251,504)	(39,090,306)	(35,791,459)
Net increase (decrease) in net assets resulting from capital share transactions	19,931,428	(35,051,063)	(16,467,106)	(18,427,672)
Net increase (decrease) in net assets	12,735,313	(132,380,406)	(19,431,583)	(40,643,331)

NET ASSETS:
Beginning of year or period	269,431,906	401,812,312	258,209,125	298,852,456
End of year or period	$282,167,219	$269,431,906	$238,777,542	$258,209,125

(1)	Class P3 was fully redeemed on close of business January 10, 2023.

(2)	Class P was fully redeemed on close of business September 29, 2022.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global		Voya Multi-Manager
	Perspectives® Fund		International Small Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2023	2022
FROM OPERATIONS:
Net investment income	$3,121,542	$2,029,933	$4,351,978	$4,548,019
Net realized gain (loss)	(22,280,053)	3,125,673	(8,646,263)	(5,105,235)
Net change in unrealized appreciation (depreciation)	22,631,578	(38,669,842)	20,476,703	(66,537,064)
Increase (decrease) in net assets resulting from operations	3,473,067	(33,514,236)	16,182,418	(67,094,280)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(1,560,880)	(10,634,215)	(1,086,329)	(7,104,839)
Class C	(17,545)	(505,907)	(57,732)	(289,268)
Class I	(90,895)	(1,162,978)	(3,207,907)	(13,682,827)
Class P3(1)	—	—	—	(507)
Class R	(295,241)	(2,756,193)	—	—
Class W	(311,232)	(2,301,200)	(478,762)	(3,093,384)
Total distributions	(2,275,793)	(17,360,493)	(4,830,730)	(24,170,825)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,442,363	23,889,865	102,221,420	99,348,820
Reinvestment of distributions	2,275,218	17,356,223	4,563,321	22,804,773
	12,717,581	41,246,088	106,784,741	122,153,593
Cost of shares redeemed	(18,229,338)	(23,990,851)	(79,512,540)	(56,932,305)
Net increase (decrease) in net assets resulting from capital share transactions	(5,511,757)	17,255,237	27,272,201	65,221,288
Net increase (decrease) in net assets	(4,314,483)	(33,619,492)	38,623,889	(26,043,817)

NET ASSETS:
Beginning of year or period	114,145,325	147,764,817	197,933,265	223,977,082
End of year or period	$109,830,842	$114,145,325	$236,557,154	$197,933,265

(1)	Class P3 of Voya Multi-Manager International Small Cap Fund was fully redeemed on close of business September 8, 2022

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions								Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Global Bond Fund
Class A
10-31-23	6.98	0.25	•	(0.13)	0.12	0.21		—	0.08	0.29	—	6.81	1.51	1.09	0.90	0.90	3.47	20,493	292
10-31-22	9.34	0.17	•	(2.21)	(2.04)	0.00	*	—	0.32	0.32	—	6.98	(22.22)	1.05	0.90	0.90	2.04	23,251	218
10-31-21	9.77	0.18	•	(0.19)	(0.01)	0.04		—	0.38	0.42	—	9.34	(0.18)	1.02	0.90	0.90	1.90	34,657	191
10-31-20	9.74	0.26		0.20	0.46	0.32		0.06	0.05	0.43	—	9.77	4.88	1.02	0.90	0.90	2.67	34,928	208
10-31-19	9.40	0.25		0.51	0.76	0.37		—	0.05	0.42	—	9.74	8.27	1.05	0.90	0.90	2.69	33,186	247
Class C
10-31-23	6.95	0.19	•	(0.13)	0.06	0.15		—	0.08	0.23	—	6.78	0.68	1.84	1.65	1.65	2.69	615	292
10-31-22	9.29	0.10	•	(2.18)	(2.08)	0.00	*	—	0.26	0.26	—	6.95	(22.73)	1.80	1.65	1.65	1.27	1,139	218
10-31-21	9.71	0.11	•	(0.18)	(0.07)	0.03		—	0.32	0.35	—	9.29	(0.85)	1.77	1.65	1.65	1.18	3,262	191
10-31-20	9.69	0.19	•	0.18	0.37	0.24		0.06	0.05	0.35	—	9.71	4.00	1.77	1.65	1.65	1.94	4,709	208
10-31-19	9.35	0.19	•	0.50	0.69	0.30		—	0.05	0.35	—	9.69	7.49	1.80	1.65	1.65	1.96	9,172	247
Class I
10-31-23	6.95	0.27	•	(0.14)	0.13	0.22		—	0.08	0.30	—	6.78	1.68	0.73	0.65	0.65	3.75	117,805	292
10-31-22	9.29	0.19	•	(2.19)	(2.00)	0.00	*	—	0.34	0.34	—	6.95	(21.94)	0.71	0.65	0.65	2.29	107,231	218
10-31-21	9.72	0.20	•	(0.19)	0.01	0.04		—	0.40	0.44	—	9.29	0.05	0.67	0.65	0.65	2.05	160,932	191
10-31-20	9.69	0.28	•	0.20	0.48	0.34		0.06	0.05	0.45	—	9.72	5.15	0.67	0.65	0.65	2.90	36,988	208
10-31-19	9.35	0.29		0.49	0.78	0.39		—	0.05	0.44	—	9.69	8.57	0.71	0.65	0.65	2.92	55,250	247
Class R
10-31-23	7.00	0.24	•	(0.15)	0.09	0.19		—	0.08	0.27	—	6.83	1.18	1.34	1.15	1.15	3.23	4,303	292
10-31-22	9.35	0.15	•	(2.21)	(2.06)	0.00	*	—	0.29	0.29	—	7.00	(22.39)	1.30	1.15	1.15	1.79	4,449	218
10-31-21	9.77	0.16	•	(0.20)	(0.04)	0.03		—	0.35	0.38	—	9.35	(0.44)	1.27	1.15	1.15	1.65	6,170	191
10-31-20	9.73	0.23		0.20	0.43	0.28		0.06	0.05	0.39	—	9.77	4.60	1.27	1.15	1.15	2.43	6,249	208
10-31-19	9.38	0.23		0.51	0.74	0.34		—	0.05	0.39	—	9.73	8.01	1.30	1.15	1.15	2.44	6,313	247
Class R6
10-31-23	6.97	0.27	•	(0.14)	0.13	0.23		—	0.08	0.31	—	6.80	1.72	0.65	0.65	0.65	3.73	80,638	292
10-31-22	9.32	0.19	•	(2.19)	(2.00)	0.00	*	—	0.35	0.35	—	6.97	(21.94)	0.62	0.62	0.62	2.32	76,691	218
10-31-21	9.75	0.21	•	(0.20)	0.01	0.04		—	0.40	0.44	—	9.32	0.08	0.61	0.61	0.61	2.19	103,575	191
10-31-20	9.72	0.28		0.20	0.48	0.34		0.06	0.05	0.45	—	9.75	5.17	0.62	0.62	0.62	2.93	116,095	208
10-31-19	9.38	0.28	•	0.51	0.79	0.40		—	0.05	0.45	—	9.72	8.58	0.66	0.65	0.65	2.89	114,682	247
Class W
10-31-23	6.86	0.27	•	(0.14)	0.13	0.22		—	0.08	0.30	—	6.70	1.78	0.84	0.65	0.65	3.73	58,313	292
10-31-22	9.17	0.19	•	(2.17)	(1.98)	0.00	*	—	0.33	0.33	—	6.86	(22.04)	0.80	0.65	0.65	2.30	53,389	218
10-31-21	9.57	0.21	•	(0.18)	0.03	0.04		—	0.39	0.43	—	9.17	0.18	0.77	0.65	0.65	2.19	90,343	191
10-31-20	9.53	0.27	•	0.20	0.47	0.32		0.06	0.05	0.43	—	9.57	5.14	0.77	0.65	0.65	2.85	133,137	208
10-31-19	9.18	0.28		0.50	0.78	0.38		—	0.05	0.43	—	9.53	8.63	0.80	0.65	0.65	2.93	78,002	247
Voya Global High Dividend Low Volatility Fund
Class A
10-31-23	38.32	1.08	•	(0.34)	0.74	1.32		—	—	1.32	—	37.74	1.84	0.97	0.85	0.85	2.74	190,280	69
10-31-22	41.58	1.23	•	(3.53)	(2.30)	0.96		—	—	0.96	—	38.32	(5.56)	1.00	0.85	0.85	3.06	205,989	67
10-31-21	32.14	0.82	•	9.46	10.28	0.84		—	—	0.84	—	41.58	32.16	1.01	0.85	0.85	2.10	230,663	75
10-31-20	36.30	0.75	•	(4.16)	(3.41)	0.73		—	0.02	0.75	—	32.14	(9.35)	1.03	0.85	0.85	2.20	191,019	61
10-31-19	33.99	0.96		2.41	3.37	1.06		—	—	1.06	—	36.30	10.12	1.03	0.85	0.85	2.72	170,817	77
Class C
10-31-23	35.51	0.73	•	(0.32)	0.41	1.05		—	—	1.05	—	34.87	1.06	1.72	1.60	1.60	1.99	3,099	69
10-31-22	38.61	0.84	•	(3.25)	(2.41)	0.69		—	—	0.69	—	35.51	(6.28)	1.75	1.60	1.60	2.25	4,208	67
10-31-21	29.90	0.48	•	8.81	9.29	0.58		—	—	0.58	—	38.61	31.17	1.76	1.60	1.60	1.33	6,174	75
10-31-20	33.77	0.46	•	(3.84)	(3.38)	0.47		—	0.02	0.49	—	29.90	(9.99)	1.78	1.60	1.60	1.41	5,795	61

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Global High Dividend Low Volatility Fund (continued)
Class C (continued)
10-31-19	31.64	0.64	•	2.25	2.89	0.76	—	—	0.76	—	33.77	9.30	1.78	1.60	1.60	1.99	33,041	77
Class I
10-31-23	38.68	1.20	•	(0.35)	0.85	1.42	—	—	1.42	—	38.11	2.10	0.62	0.60	0.60	2.99	42,281	69
10-31-22	41.96	1.37	•	(3.59)	(2.22)	1.06	—	—	1.06	—	38.68	(5.33)	0.65	0.60	0.60	3.36	44,628	67
10-31-21	32.43	0.93	•	9.54	10.47	0.94	—	—	0.94	—	41.96	32.47	0.67	0.60	0.60	2.36	58,145	75
10-31-20	36.63	0.85		(4.21)	(3.36)	0.82	—	0.02	0.84	—	32.43	(9.13)	0.69	0.60	0.60	2.45	45,136	61
10-31-19	34.30	1.05		2.44	3.49	1.16	—	—	1.16	—	36.63	10.41	0.70	0.60	0.60	2.96	32,357	77
Class R6
10-31-23	38.66	1.20	•	(0.34)	0.86	1.43	—	—	1.43	—	38.09	2.12	0.68	0.57	0.57	3.00	102	69
10-31-22	41.94	1.35	•	(3.56)	(2.21)	1.07	—	—	1.07	—	38.66	(5.30)	0.63	0.57	0.57	3.33	118	67
10-31-21	32.41	1.01	•	9.48	10.49	0.96	—	—	0.96	—	41.94	32.57	1.27	0.57	0.57	2.49	126	75
02-28-20(4)-
10-31-20	34.25	0.59	•	(1.75)	(1.16)	0.67	—	0.01	0.68	—	32.41	(3.26)	2.03	0.57	0.57	2.68	3	61
Class W
10-31-23	38.65	1.19	•	(0.34)	0.85	1.42	—	—	1.42	—	38.08	2.10	0.72	0.60	0.60	2.99	3,017	69
10-31-22	41.93	1.35	•	(3.57)	(2.22)	1.06	—	—	1.06	—	38.65	(5.33)	0.75	0.60	0.60	3.33	3,266	67
10-31-21	32.40	0.92	•	9.55	10.47	0.94	—	—	0.94	—	41.93	32.51	0.76	0.60	0.60	2.35	3,745	75
10-31-20	36.60	0.83	•	(4.19)	(3.36)	0.82	—	0.02	0.84	—	32.40	(9.14)	0.78	0.60	0.60	2.42	3,117	61
10-31-19	34.27	1.04	•	2.45	3.49	1.16	—	—	1.16	—	36.60	10.42	0.78	0.60	0.60	2.97	2,523	77
Voya Global Perspectives® Fund(5)
Class A
10-31-23	9.05	0.25	•	0.01	0.26	0.19	—	—	0.19	—	9.12	2.85	0.72	0.58	0.58	2.66	75,480	113
10-31-22	13.12	0.16	•	(2.73)	(2.57)	0.68	0.82	—	1.50	—	9.05	(22.13)	0.67	0.58	0.58	1.52	75,154	46
10-31-21	11.99	0.11	•	1.47	1.58	0.34	0.11	—	0.45	—	13.12	13.34	0.64	0.61	0.61	0.89	88,148	56
10-31-20	11.44	0.28		0.81	1.09	0.28	0.26	—	0.54	—	11.99	9.84	0.73	0.58	0.58	2.53	37,945	112
10-31-19	11.04	0.21	•	0.94	1.15	0.32	0.43	—	0.75	—	11.44	11.37	0.75	0.53	0.53	1.93	12,657	36
Class C
10-31-23	8.91	0.19	•	(0.01)	0.18	0.07	—	—	0.07	—	9.02	2.04	1.47	1.33	1.33	2.01	1,329	113
10-31-22	12.93	0.09	•	(2.71)	(2.62)	0.58	0.82	—	1.40	—	8.91	(22.72)	1.42	1.33	1.33	0.83	2,549	46
10-31-21	11.82	0.04	•	1.42	1.46	0.24	0.11	—	0.35	—	12.93	12.44	1.39	1.36	1.36	0.29	4,738	56
10-31-20	11.25	0.25		0.75	1.00	0.17	0.26	—	0.43	—	11.82	9.14	1.48	1.33	1.33	2.10	4,189	112
10-31-19	10.87	0.14	•	0.90	1.04	0.23	0.43	—	0.66	—	11.25	10.40	1.50	1.28	1.28	1.31	4,564	36
Class I
10-31-23	9.11	0.30	•	(0.03)	0.27	0.21	—	—	0.21	—	9.17	3.00	0.40	0.33	0.33	3.16	4,788	113
10-31-22	13.19	0.20	•	(2.75)	(2.55)	0.71	0.82	—	1.53	—	9.11	(21.91)	0.40	0.33	0.33	1.87	5,657	46
10-31-21	12.04	0.15	•	1.47	1.62	0.36	0.11	—	0.47	—	13.19	13.62	0.37	0.36	0.36	1.13	10,265	56
10-31-20	11.47	0.35	•	0.77	1.12	0.29	0.26	—	0.55	—	12.04	10.15	0.46	0.33	0.33	3.07	4,536	112
10-31-19	11.08	0.27		0.90	1.17	0.35	0.43	—	0.78	—	11.47	11.58	0.51	0.28	0.28	2.29	3,628	36
Class R
10-31-23	9.03	0.23	•	—	0.23	0.16	—	—	0.16	—	9.10	2.54	0.97	0.83	0.83	2.43	15,249	113
10-31-22	13.08	0.14	•	(2.73)	(2.59)	0.64	0.82	—	1.46	—	9.03	(22.32)	0.92	0.83	0.83	1.32	16,864	46
10-31-21	11.94	0.10	•	1.44	1.54	0.29	0.11	—	0.40	—	13.08	13.06	0.89	0.86	0.86	0.80	25,350	56
10-31-20	11.37	0.31		0.75	1.06	0.23	0.26	—	0.49	—	11.94	9.67	0.98	0.83	0.83	2.59	24,073	112
10-31-19	10.99	0.20		0.90	1.10	0.29	0.43	—	0.72	—	11.37	10.94	1.00	0.78	0.78	1.78	24,978	36
Class W
10-31-23	9.13	0.28	•	—	0.28	0.21	—	—	0.21	—	9.20	3.10	0.47	0.33	0.33	2.94	12,986	113
10-31-22	13.21	0.19	•	(2.76)	(2.57)	0.69	0.82	—	1.51	—	9.13	(21.96)	0.42	0.33	0.33	1.81	13,922	46
10-31-21	12.06	0.17	•	1.45	1.62	0.36	0.11	—	0.47	—	13.21	13.58	0.39	0.36	0.36	1.29	19,264	56
10-31-20	11.49	0.33	•	0.79	1.12	0.29	0.26	—	0.55	—	12.06	10.13	0.48	0.33	0.33	2.85	32,837	112

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Global Perspectives® Fund(5) (continued)
Class W (continued)
10-31-19	11.10	0.24	•	0.93	1.17	0.35	0.43	—	0.78	—	11.49	11.55	0.50	0.28	0.28	2.17	18,878	36
Voya Multi-Manager International Small Cap Fund
Class A
10-31-23	46.91	0.80	•	3.40	4.20	1.15	—	—	1.15	—	49.96	8.93	1.57	1.53	1.53	1.51	44,397	90
10-31-22	72.04	1.02	•	(18.33)	(17.31)	0.97	6.85	—	7.82	—	46.91	(26.58)	1.57	1.53	1.53	1.82	44,707	72
10-31-21	52.86	0.55	•	19.43	19.98	0.80	—	—	0.80	—	72.04	38.09	1.60	1.53	1.53	0.81	65,656	79
10-31-20	51.61	0.31	•	2.06	2.37	1.12	—	—	1.12	—	52.86	4.56	1.67	1.53	1.53	0.62	46,220	91
10-31-19	55.06	0.55		1.38	1.93	0.69	4.69	—	5.38	—	51.61	4.77	1.76	1.54	1.54	1.01	46,448	57
Class C
10-31-23	42.49	0.36	•	3.12	3.48	1.13	—	—	1.13	—	44.84	8.15	2.32	2.28	2.28	0.74	2,139	90
10-31-22	66.20	0.57	•	(16.72)	(16.15)	0.71	6.85	—	7.56	—	42.49	(27.12)	2.32	2.28	2.28	1.13	2,217	72
10-31-21	48.57	0.02	•	17.93	17.95	0.32	—	—	0.32	—	66.20	37.07	2.35	2.28	2.28	0.03	2,864	79
10-31-20	47.47	(0.35	)•	2.20	1.85	0.75	—	—	0.75	—	48.57	3.86	2.42	2.28	2.28	(0.73)	978	91
10-31-19	50.97	0.14	•	1.29	1.43	0.24	4.69	—	4.93	—	47.47	3.99	2.51	2.29	2.29	0.30	7,575	57
Class I
10-31-23	46.73	1.00	•	3.35	4.35	1.16	—	—	1.16	—	49.92	9.30	1.33	1.20	1.20	1.89	165,079	90
10-31-22	71.82	1.23	•	(18.27)	(17.04)	1.20	6.85	—	8.05	—	46.73	(26.33)	1.29	1.20	1.20	2.25	126,178	72
10-31-21	52.68	0.78	•	19.34	20.12	0.98	—	—	0.98	—	71.82	38.54	1.30	1.20	1.20	1.14	121,433	79
10-31-20	51.44	0.44	•	2.10	2.54	1.30	—	—	1.30	—	52.68	4.91	1.35	1.20	1.20	0.88	54,488	91
10-31-19	54.99	0.75		1.30	2.05	0.91	4.69	—	5.60	—	51.44	5.10	1.46	1.21	1.21	1.45	72,771	57
Class R6
02-28-23(4)- 10-31-23	53.20	0.70	•	(3.96)	(3.26)	—	—	—	—	—	49.94	(6.13)	2.41	1.20	1.20	1.93	3	90
Class W
10-31-23	59.54	1.19	•	4.30	5.49	1.15	—	—	1.15	—	63.88	9.22	1.32	1.28	1.28	1.75	24,940	90
10-31-22	89.20	1.47	•	(23.16)	(21.69)	1.12	6.85	—	7.97	—	59.54	(26.40)	1.32	1.28	1.28	2.07	24,831	72
10-31-21	65.22	0.89	•	24.00	24.89	0.91	—	—	0.91	—	89.20	38.44	1.35	1.28	1.28	1.06	34,019	79
10-31-20	63.40	0.50	•	2.57	3.07	1.25	—	—	1.25	—	65.22	4.82	1.42	1.28	1.28	0.80	25,810	91
10-31-19	66.30	0.87		1.75	2.62	0.83	4.69	—	5.52	—	63.40	5.07	1.51	1.29	1.29	1.35	31,724	57

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Ratios do not include expenses of the Underlying Funds.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023

NOTE 1 — ORGANIZATION

Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are eleven separate active investment series, four of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Bond Fund (“Global Bond”), Voya Global High Dividend Low Volatility Fund (“Global High Dividend Low Volatility”), Voya Global Perspectives® Fund (“Global Perspectives®”), and Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”). Each Fund is a diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agent fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which a Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from pricing service providers, broker-dealers, or each Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine a Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

The Funds’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Fund’s investments under these levels of classification is included within the Portfolio of Investments.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At October 31, 2023, the maximum amount of loss that Global Bond would incur if its counterparties failed to perform would be $3,434,646 which represents the gross payments to be received on open OTC purchased options, forward premium swaptions and forward foreign currency contracts were they to be unwound as of October 31, 2023. The fund did not receive any cash collateral for open OTC derivatives at October 31, 2023.

The Funds have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

Global Bond had a liability position of $4,995,528 on forward foreign currency contracts, forward premium swaptions and written OTC options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2023, Global Bond could have been required to pay this amount in cash to its counterparties. At October 31, 2023, Global Bond pledged $430,000 in cash collateral to certain counterparties for its open OTC derivative transactions.

E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Multi-Manager International Small Cap used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its non-U.S. dollar denominated holdings from adverse currency movements. The Funds had an average contract amount on forward foreign currency contracts to buy and sell as follows:

	Buy	Sell
Global Bond	$340,447,705	$232,174,459
Multi-Manager International Small Cap	129,453	135,556

Please refer to the tables within the Portfolio of Investments for Global Bond for open forward foreign currency contracts at October 31, 2023. Multi-Manager International Small Cap

did not have any open forward foreign currency contracts at October 31, 2023.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.

Upon entering into such a contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Fund’s Statement of Operations. Realized gains (losses) are reported in each Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2023, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2023, Global Bond had an average notional value of $82,021,743 and $34,626,109 on futures contracts purchased and sold, respectively. Please refer to the table for Global Bond within the Portfolio of Investments for open futures contracts at October 31, 2023.

F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss

During the year ended October 31, 2023, Global Bond had purchased and written exchange-traded options to gain additional exposure to interest rates and to generate income. Global Bond had an average notional amount of $56,902,125 and $56,783,594 on purchased and written exchange-traded options, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written exchange-traded options at October 31, 2023.

During the year ended October 31, 2023, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Global Bond had an average notional amount of $4,186,000 and $88,238,000 on purchased and written interest rate swaptions, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written interest rate swaptions at October 31, 2023.

During the year ended October 31, 2023, Global Bond had purchased and written foreign currency options to gain additional exposure to foreign currencies and to generate income. Global Bond had an average notional amount of $14,083,905 and $17,927,705 on purchased and written foreign currency options, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at October 31, 2023.

During the year ended October 31, 2023, Global Bond had purchased and written forward premium swaptions to manage duration and yield curve exposures. Global Bond had and average notional amount of $24,382,516 and $124,223,567 on purchased and written forward premium swaptions, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written forward premium swaptions at October 31, 2023.

G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended October 31, 2023, Global Bond had purchased and sold credit protection on credit default swap indices (“CDX”) with an average notional amount of $8,366,000 and $11,839,00 to gain additional exposure (sell protection) and hedge the credit risk (buy protection) associated with various sectors within the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Please refer to the table within the Portfolio of Investments for open credit default swaps to sell protection. There were no open credit default swaps to buy protection at October 31, 2023.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the year ended October 31, 2023, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $113,504,064.

For the year ended October 31, 2023, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $143,561,285.

Global Bond entered into interest rate swaps to manage its duration. Please refer to the table within the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at October 31, 2023.

At October 31, 2023, Global Bond had pledged $3,186,000 for open centrally cleared swaps.

Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

There were no total return swaps entered into by any Fund during the year ended October 31, 2023.

Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

For the year ended October 31, 2023, Global Bond entered into receiver volatility swaps on foreign currencies with an average notional amount of $6,457,000. There were no open volatility swaps at October 31, 2023.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond and Global High Dividend Low Volatility, declares and pays dividends, if any, annually. Global Bond declares dividends daily and pays dividends, if any, monthly. Global High Dividend Low Volatility declares and pays dividends, if any, quarterly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

As a result of several court cases, in certain countries across the European Union, Global High Dividend Low Volatility filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“EU reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations. When the EU reclaims are not "more likely than not" to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by Global High Dividend Low Volatility, if any, reduce the amounts of foreign taxes the fund’s shareholders can use as tax credits in their individual income tax returns. EU reclaims received by Global High Dividend Low Volatility during the fiscal year were previously passed through as a foreign tax credit to its shareholders, therefore, Global High Dividend Low Volatility will enter into a closing agreement with the Internal Revenue Service (“IRS”) in order to pay the associated tax liability on behalf of the fund’s shareholders.

Global High Dividend Low Volatility determined to enter into a closing agreement with the IRS and recorded the estimated fees as a reduction to income, as reflected in the Statement of Operations.

J. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 ⅓% of its total assets (except Multi-Manager International Small Cap and Global High Dividend Low Volatility, which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statements of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).

At October 31, 2023, Global Bond pledged $416,000 of cash collateral for delayed-delivery or when-issued transactions.

N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Global Bond	$117,960,288	$118,638,824
Global High Dividend Low Volatility	177,774,241	195,222,156
Global Perspectives®	131,718,327	133,568,367
Multi-Manager International Small Cap	240,505,066	213,647,043

U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$717,828,547	$696,632,008

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments, the Investment Adviser to Multi- Manager International Small Cap, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.

Fund	As a Percentage of Average Daily Net Assets
Global Bond	0.50%
Global High Dividend Low Volatility	0.50%
Global Perspectives®	0.20% on affiliated Underlying Funds; 0.40% on unaffiliated Underlying Funds or other direct investments
Multi-Manager International	1.00% on first $500 million;
Small Cap	0.95% on next $500 million; and 0.90% in excess of $1 billion

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):

Fund	Sub-Adviser
Global Bond	Voya IM*
Global High Dividend Low Volatility	Voya IM*
Global Perspectives®	Voya IM*
Multi-Manager International Small Cap	Acadian Asset Management LLC and Victory Capital Management Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class A, Class C and Class R shares of each respective Fund has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/ or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class C	Class R
Global Bond	0.25%	1.00%	0.50%
Global High Dividend Low Volatility	0.25%	1.00%	N/A
Global Perspectives®	0.25%	1.00%	0.50%
Multi-Manager International Small Cap	0.25%	1.00%	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2023, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Bond	$665	$—
Global High Dividend Low Volatility	2,086	—
Global Perspectives®	144	—
Multi-Manager International Small Cap	610	—
Contingent Deferred Sales Charges:
Global Bond	$—	$14
Global High Dividend Low Volatility	—	29
Global Perspectives®	—	593
Multi-Manager International Small Cap	7,706	78

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Perspectives Fund	Global Bond	6.85%
Voya Institutional Trust Company	Global Bond	5.56
	Global Perspectives®	83.66

The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

assets. For the year ended October 31, 2023, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:

Fund	Amount
Global Bond	$23,677
Global High Dividend Low Volatility	7,041
Global Perspectives®	102,938
Multi-Manager International Small Cap	43,571

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and, for each Fund except Global Perspectives®, acquired fund fees and expenses to the levels listed below:

Fund	Class A	Class C	Class I	Class R	Class R6	Class W
Global Bond	0.90%	2.00%	0.65%	1.15%	1.00%	0.65%
Global High Dividend Low Volatility	0.85%	1.60%	0.60%	N/A	0.57%	0.60%
Global Perspectives®(1)	1.23%	1.98%	0.98%	1.48%	N/A	0.98%
Multi-Manager International Small Cap	1.95%	2.60%	1.40%	N/A	1.40%	1.60%

(1)	For Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to a side letter agreement, through March 1, 2024, the Investment Adviser has further lowered the expense limits Multi-Manager International Small Cap to the levels listed below. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.

Fund	Class A	Class C	Class I	Class R6	Class W
Multi-Manager International Small Cap(2)	1.53%	2.28%	1.20%	1.20%	1.28%

(2)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment

Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of October 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	October 31,
	2024	2025	2026	Total
Global High Dividend Low Volatility	$197,770	$148,254	$57,160	$403,184
Global Perspectives®	18,240	88,469	8,498	115,207

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates as of October 31, 2023, are as follows:

	October 31,
	2024	2025	2026	Total
Global Bond
Class A	$41,508	$42,810	$42,134	$126,452
Class C	4,478	1,584	1,250	7,312
Class I	25,614	70,042	90,073	185,729
Class R	7,402	7,811	8,564	23,777
Class W	129,434	106,241	100,617	336,292
Global High Dividend Low Volatility
Class A	$198,187	$196,196	$191,837	$586,220
Class C	5,239	4,018	3,640	12,897
Class R6	546	13	95	654
Class W	3,229	3,164	2,904	9,297
Global Perspectives®
Class A	$13,138	$19,299	$106,495	$138,932
Class C	919	750	2,695	4,364
Class R	5,161	4,477	22,595	32,233
Class W	7,352	3,656	18,492	29,500

The Expense Limitation Agreement is contractual through March 1, 2024, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Funds, in addition to certain other funds managed by the Investment Adviser, entered agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 8 — LINE OF CREDIT (continued)

payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2023:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Bond	1	$1,122,000	5.83%
Global Perspectives®	1	5,475,000	5.83
Multi-Manager International Small Cap	14	1,629,643	5.74

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 9 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Bond
Class A
10/31/2023	169,418	—	118,802	(609,483)	—	(321,263)	1,235,522	—	862,030	(4,400,787)	—	(2,303,235)
10/31/2022	443,189	—	134,061	(956,515)	—	(379,265)	3,898,713	—	1,092,956	(7,992,154)	—	(3,000,485)
Class C
10/31/2023	2,837	—	2,889	(79,046)	—	(73,320)	20,628	—	20,846	(568,913)	—	(527,439)
10/31/2022	59,650	—	4,284	(251,140)	—	(187,206)	425,009	—	34,811	(2,271,017)	—	(1,811,197)
Class I
10/31/2023	5,049,791	—	675,250	(3,788,169)	—	1,936,872	36,582,615	—	4,870,173	(27,441,664)	—	14,011,124
10/31/2022	3,688,916	—	690,389	(6,255,490)	—	(1,876,185)	30,441,256	—	5,607,003	(50,868,069)	—	(14,819,810)
Class P(1)
10/31/2023	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2022	1,699	—	552	(15,716)	—	(13,465)	13,000	—	4,603	(110,957)	—	(93,354)
Class P3(2)
10/31/2023	48,527	—	3,817	(523,505)	—	(471,161)	353,917	—	27,811	(3,875,468)	—	(3,493,740)
10/31/2022	249,217	—	19,313	(92,199)	—	176,331	2,083,157	—	154,337	(770,602)	—	1,466,892
Class R
10/31/2023	73,790	—	23,354	(102,972)	—	(5,828)	550,339	—	169,851	(754,130)	—	(33,940)
10/31/2022	44,762	—	23,262	(92,193)	—	(24,169)	378,922	—	189,475	(770,999)	—	(202,602)
Class R6
10/31/2023	5,313,067	—	461,331	(4,922,100)	—	852,298	38,458,576	—	3,340,134	(35,923,522)	—	5,875,188
10/31/2022	1,235,182	—	478,548	(1,814,897)	—	(101,167)	10,268,397	—	3,875,353	(14,647,424)	—	(503,674)
Class W
10/31/2023	6,041,781	—	320,929	(5,438,412)	—	924,298	42,910,221	—	2,290,190	(38,796,941)	—	6,403,470
10/31/2022	1,309,296	—	372,148	(3,752,897)	—	(2,071,453)	10,750,186	—	2,983,263	(29,820,282)	—	(16,086,833)
Global High Dividend Low Volatility
Class A
10/31/2023	93,360	—	146,741	(573,578)	—	(333,477)	3,682,609	—	5,771,822	(22,677,182)	—	(13,222,751)
10/31/2022	169,009	—	111,277	(452,048)	—	(171,762)	6,869,601	—	4,378,635	(18,254,168)	—	(7,005,932)
Class C
10/31/2023	12,108	—	3,193	(44,920)	—	(29,619)	445,171	—	116,488	(1,644,293)	—	(1,082,634)
10/31/2022	15,086	—	2,170	(58,678)	—	(41,422)	532,125	—	79,141	(2,238,280)	—	(1,627,014)
Class I
10/31/2023	273,432	—	40,509	(358,142)	—	(44,201)	10,782,445	—	1,608,592	(14,322,236)	—	(1,931,199)
10/31/2022	98,914	—	30,820	(361,749)	—	(232,015)	4,044,136	—	1,227,254	(14,870,079)	—	(9,598,689)
Class R6
10/31/2023	537	—	99	(1,009)	—	(373)	21,561	—	3,940	(41,025)	—	(15,524)
10/31/2022	98	—	80	(146)	—	32	3,870	—	3,180	(6,009)	—	1,041
Class W
10/31/2023	2,303	—	2,523	(10,098)	—	(5,272)	90,510	—	100,062	(405,570)	—	(214,998)
10/31/2022	3,451	—	2,096	(10,363)	—	(4,816)	142,505	—	83,340	(422,923)	—	(197,078)
Global Perspectives®
Class A
10/31/2023	732,572	—	170,391	(929,215)	—	(26,252)	6,978,302	—	1,560,778	(8,829,005)	—	(289,925)
10/31/2022	1,585,254	—	915,010	(913,302)	—	1,586,962	17,436,328	—	10,632,419	(9,198,620)	—	18,870,127
Class C
10/31/2023	9,530	—	1,872	(150,148)	—	(138,746)	89,384	—	17,072	(1,421,805)	—	(1,315,349)
10/31/2022	40,282	—	43,739	(164,430)	—	(80,409)	474,733	—	503,433	(1,683,503)	—	(705,337)
Class I
10/31/2023	155,166	—	9,880	(264,327)	—	(99,281)	1,443,000	—	90,895	(2,504,089)	—	(970,194)
10/31/2022	70,845	—	99,655	(327,606)	—	(157,106)	759,969	—	1,162,978	(3,423,022)	—	(1,500,075)
Class R
10/31/2023	34,974	—	32,232	(259,747)	—	(192,541)	330,942	—	295,241	(2,476,021)	—	(1,849,838)
10/31/2022	38,984	—	237,194	(346,364)	—	(70,186)	407,769	—	2,756,193	(3,640,888)	—	(476,926)
Class W
10/31/2023	166,903	—	33,720	(313,788)	—	(113,165)	1,600,735	—	311,232	(2,998,418)	—	(1,086,451)
10/31/2022	429,714	—	196,516	(559,876)	—	66,354	4,811,066	—	2,301,200	(6,044,818)	—	1,067,448
Multi-Manager International Small Cap
Class A
10/31/2023	66,291	—	20,279	(151,005)	—	(64,435)	3,536,800	—	1,019,127	(8,015,308)	—	(3,459,381)
10/31/2022	120,397	—	108,206	(186,938)	—	41,665	7,049,538	—	6,631,964	(10,530,250)	—	3,151,252
Class C
10/31/2023	4,474	—	1,175	(10,131)	—	(4,482)	208,984	—	53,352	(477,694)	—	(215,358)

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Multi-Manager International Small Cap (continued)
Class C
10/31/2022	16,896	—	4,771	(12,746)	—	8,921	880,022	—	266,599	(720,054)	—	426,567
Class I
10/31/2023	1,805,580	—	60,177	(1,259,237)	—	606,520	96,059,785	—	3,012,782	(66,350,416)	—	32,722,151
10/31/2022	1,563,003	—	210,537	(764,153)	—	1,009,387	87,793,806	—	12,817,461	(41,850,285)	—	58,760,982
Class P3(3)
10/31/2023	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2022	—	—	8	(71)	—	(63)	—	—	506	(3,628)	—	(3,122)
Class R6
2/28/2023(4)-
10/31/2023	55	—	—	—	—	55	3,000	—	—	—	—	3,000
Class W
10/31/2023	35,530	—	7,457	(69,622)	—	(26,635)	2,412,851	—	478,060	(4,669,122)	—	(1,778,211)
10/31/2022	48,055	—	39,787	(52,200)	—	35,642	3,625,454	—	3,088,243	(3,828,088)	—	2,885,609

(1)	Class P was fully redeemed on September 29, 2022.

(2)	Class P3 was fully redeemed on close of business January 10, 2023.

(3)	Class P3 was fully redeemed on close of business September 8, 2022.

(4)	Commencement of operations on February 28, 2023.

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2023:

Global Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$69,357	$(69,357)	$—
Goldman Sachs & Co. LLC	191,963	(191,963)	—

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 10 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Sec, (USA) Inc.	$203,116	$(203,116)	$—
JP Morgan Securities	528,843	(528,843)	—
Morgan Stanley & Co. LLC	175,391	(175,391)	—
Scotia Capital	42,649	(42,649)	—
State Street	14,506	(14,506)	—
TD Prime	199,082	(199,082)	—
TD Securities (USA) LLC	70,484	(70,484)	—
Truist Securities INC	22,677	(22,677)	—
U.S. Bancorp	40,615	(40,615)	—
Total	$1,558,683	$(1,558,683)	$—

(1)	Cash collateral with a fair value of $1,610,507 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Global High Dividend Low Volatility

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JPMorgan Securities PLC	$229,571	$(229,571)	$—
Total	$229,571	$(229,571)	$—

(1)	Cash collateral with a fair value of $242,447 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$74,928	$(74,928)	$—
BNP Paribas Arbitrage	16,917	(16,917)	—
BofA Securities Inc	6,436	(6,436)	—
Citigroup Global Markets Limited	252,111	(252,111)	—
Goldman, Sachs & Co. LLC	88,763	(88,763)	—
J.P. Morgan Securities LLC	37,256	(37,256)	—
JP Morgan Securities Plc.	31,720	(31,720)	—
Morgan Stanley & Co. LLC	770,982	(770,982)	—
Total	$1,279,113	$(1,279,113)	$—

(1)	Cash collateral with a fair value of $1,376,603 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/ tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, swaps, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Ordinary Income	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
Global Bond	$8,617,108	$3,027,346	$—	$—	$14,067,899
Global High Dividend Low Volatility	8,739,159	—	6,651,653	—	—
Global Perspectives®	2,275,793	—	9,716,990	7,643,503	—
Multi-Manager International Small Cap	4,830,730	—	10,886,297	13,284,528	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2023 were:

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Undistributed	Unrealized					Total
	Ordinary	Appreciation/	Capital Loss Carryforwards				Distributable
	Income	(Depreciation)	Amount	Character	Expiration	Other	Earnings/(Loss)
Global Bond	$—	$(29,665,883)	$(10,730,452)	Short-term	None	$(4,758)	$(61,015,142)
			(20,614,049)	Long-term	None
			$(31,344,501)
Global High Dividend Low Volatility	455,922	2,524,914	(22,896,109)	Short-term	None	(207,213)	(28,377,661)
			(8,255,175)	Long-term	None
			$(31,151,284)*
Global Perspectives®	1,700,465	(7,988,197)	(1,474,295)	Short-term	None	—	(29,804,442)
			(22,042,415)	Long-term	None
			$(23,516,710)
Multi-Manager International Small Cap	4,074,281	(15,732,422)	(11,173,543)	Short-term	None	(210,315)	(25,995,514)
			(2,953,515)	Long-term	None
			$(14,127,058)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of October 31, 2023, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Funds and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 13 — MARKET DISRUPTION

A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 13 — MARKET DISRUPTION (continued)

country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue, to adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Funds' financial statements.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2023, the following Funds paid dividends and distributions per share of:

	Net Investment Income	Payable Date	Record Date
Global Bond
Class A	$0.0237	December 1, 2023	Daily
Class C	$0.0193	December 1, 2023	Daily
Class I	$0.0250	December 1, 2023	Daily
Class R	$0.0223	December 1, 2023	Daily
Class R6	$0.0252	December 1, 2023	Daily
Class W	$0.0247	December 1, 2023	Daily
Multi-Manager International Small Cap
Class A	$0.9436	December 13, 2023	December 11, 2023
Class C	$0.6185	December 13, 2023	December 11, 2023
Class I	$1.1341	December 13, 2023	December 11, 2023
Class R6	$1.1393	December 13, 2023	December 11, 2023
Class W	$1.0679	December 13, 2023	December 11, 2023

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: 24.0%
	Australia: 0.2%
70,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2030	$67,376	0.0
77,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2033	72,419	0.0
21,000	BHP Billiton Finance USA Ltd., 5.500%, 09/08/2053	19,116	0.0
81,000 (1)	CSL Finance PLC, 4.050%, 04/27/2029	75,005	0.1
25,000 (1)	CSL Finance PLC, 4.950%, 04/27/2062	19,612	0.0
207,000 (1)	NBN Co. Ltd., 6.000%, 10/06/2033	203,995	0.1
26,000	Rio Tinto Finance USA PLC, 5.000%, 03/09/2033	24,386	0.0
75,000	Rio Tinto Finance USA PLC, 5.125%, 03/09/2053	64,692	0.0
		546,601	0.2

	Bermuda: 0.0%
164,000 (1)	Triton Container International Ltd., 3.150%, 06/15/2031	120,171	0.0

	Brazil: 0.0%
200,000	Minerva Luxembourg SA, 4.375%, 03/18/2031	155,250	0.0

	Canada: 0.6%
191,000 (2)	Bank of Nova Scotia, 4.588%, 05/04/2037	154,549	0.1
51,000	Bank of Nova Scotia, 4.850%, 02/01/2030	46,912	0.0
168,000 (3)	Bell Telephone Co. of Canada or Bell Canada, 5.100%, 05/11/2033	153,049	0.1
85,000	Brookfield Finance LLC / Brookfield Finance, Inc., 3.450%, 04/15/2050	49,117	0.0
80,000	Canadian Imperial Bank of Commerce, 6.092%, 10/03/2033	77,094	0.0
190,000 (1)	Cascades, Inc. / Cascades USA, Inc., 5.375%, 01/15/2028	171,933	0.1
53,000	Cenovus Energy, Inc., 5.400%, 06/15/2047	43,577	0.0
67,000	Enbridge, Inc., 5.700%, 03/08/2033	62,678	0.0
34,000 (2)	Enbridge, Inc., 7.375%, 01/15/2083	31,539	0.0
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Canada: (continued)
33,000 (2)	Enbridge, Inc., 7.625%, 01/15/2083	$29,599	0.0
192,000	Fortis, Inc./Canada, 3.055%, 10/04/2026	176,192	0.1
78,000 (1)	Intact Financial Corp., 5.459%, 09/22/2032	72,292	0.0
13,000	Nutrien Ltd., 5.800%, 03/27/2053	11,376	0.0
7,000	Nutrien Ltd., 5.875%, 12/01/2036	6,504	0.0
31,000	Nutrien Ltd., 5.950%, 11/07/2025	31,008	0.0
225,000 (1)	Open Text Holdings, Inc., 4.125%, 12/01/2031	176,995	0.1
230,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	194,329	0.1
65,000	Royal Bank of Canada, 5.200%, 08/01/2028	62,721	0.0
65,000	Toronto-Dominion Bank, 5.523%, 07/17/2028	63,398	0.0
		1,614,862	0.6

	Chile: 0.2%
300,000 (1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	261,161	0.1
250,000 (1)	Corp Nacional del Cobre de Chile, 5.950%, 01/08/2034	233,187	0.1
		494,348	0.2

	China: 1.1%
23,400,000	China Government Bond INBK, 2.520%, 08/25/2033	3,150,530	1.1
43,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	24,764	0.0
		3,175,294	1.1

	Colombia: 0.2%
250,000	Ecopetrol SA, 6.875%, 04/29/2030	225,050	0.1
475,000	Ecopetrol SA, 8.875%, 01/13/2033	456,475	0.1
		681,525	0.2

	Denmark: 0.1%
215,000 (1)(2)	Danske Bank A/S, 3.244%, 12/20/2025	206,196	0.1

	Germany: 0.2%
64,000 (1)	BMW US Capital LLC, 5.150%, 08/11/2033	59,159	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Germany: (continued)
290,000 (1)	Siemens Financiering Smaatschappij NV, 2.350%, 10/15/2026	$265,898	0.1
150,000 (1)	ZF North America Capital, Inc., 7.125%, 04/14/2030	145,695	0.1
		470,752	0.2

	Guatemala: 0.1%
325,000	CT Trust, 5.125%, 02/03/2032	250,250	0.1

	India: 0.1%
300,000 (1)	Reliance Industries Ltd., 3.625%, 01/12/2052	183,768	0.1

	Ireland: 0.1%
202,000 (1)	SMBC Aviation Capital Finance DAC, 5.700%, 07/25/2033	182,203	0.1

	Italy: 0.1%
250,000	Telecom Italia Capital SA, 7.721%, 06/04/2038	220,970	0.1

	Japan: 0.1%
205,000 (1)	Sumitomo Mitsui Trust Bank Ltd., 5.550%, 09/14/2028	202,051	0.1

	Luxembourg: 0.2%
300,000 (1)	Cosan Luxembourg SA, 7.500%, 06/27/2030	292,575	0.1
275,000 (1)	Minerva Luxembourg SA, 8.875%, 09/13/2033	270,380	0.1
24,000 (3)	Schlumberger Investment SA, 4.850%, 05/15/2033	22,103	0.0
		585,058	0.2

	Mexico: 0.6%
325,000 (1)(2)	BBVA Bancomer SA/Texas, 8.450%, 06/29/2038	310,781	0.1
300,000 (2)	Cemex SAB de CV, 5.125%, 12/31/2199	277,608	0.1
475,000	Petroleos Mexicanos, 5.950%, 01/28/2031	338,082	0.1
387,000	Petroleos Mexicanos, 6.700%, 02/16/2032	283,961	0.1
425,000 (1)	Petroleos Mexicanos, 10.000%, 02/07/2033	377,825	0.2
		1,588,257	0.6
			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Netherlands: 0.2%
275,000 (1)	Embraer Netherlands Finance BV, 7.000%, 07/28/2030	$268,537	0.1
355,000	ING Groep NV, 4.050%, 04/09/2029	317,374	0.1
		585,911	0.2

	Norway: 0.0%
56,000	Equinor ASA, 3.125%, 04/06/2030	48,841	0.0

	Panama: 0.1%
247,762 (1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	202,124	0.1
250,000 (1)	Banco Nacional de Panama, 2.500%, 08/11/2030	185,635	0.0
		387,759	0.1

	Peru: 0.2%
300,000 (1)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	257,422	0.1
250,000 (1)	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 8.550%, 09/18/2033	251,000	0.1
		508,422	0.2

	Poland: 0.1%
225,000 (1)	Bank Gospodarstwa Krajowego, 5.375%, 05/22/2033	210,094	0.1
200,000 (1)	Bank Gospodarstwa Krajowego, 6.250%, 10/31/2028	202,625	0.0
		412,719	0.1

	Saudi Arabia: 0.1%
325,000 (1)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	254,313	0.1
200,000 (1)	Greensaif Pipelines Bidco Sarl, 6.129%, 02/23/2038	187,000	0.0
		441,313	0.1

	Singapore: 0.2%
60,000	Pfizer Investment Enterprises Pte Ltd., 4.650%, 05/19/2030	56,444	0.0
243,000	Pfizer Investment Enterprises Pte Ltd., 4.750%, 05/19/2033	223,452	0.1
12,000	Pfizer Investment Enterprises Pte Ltd., 5.110%, 05/19/2043	10,540	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Singapore: (continued)
50,000	Pfizer Investment Enterprises Pte Ltd., 5.300%, 05/19/2053	$43,780	0.0
247,000	Pfizer Investment Enterprises Pte Ltd., 5.340%, 05/19/2063	211,805	0.1
		546,021	0.2
	South Africa: 0.2%
600,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	586,785	0.2

	Spain: 0.1%
200,000 (1)(2)	CaixaBank SA, 6.840%, 09/13/2034	189,125	0.1

	Switzerland: 0.3%
250,000 (3)	Credit Suisse AG/New York NY, 1.250%, 08/07/2026	218,154	0.1
250,000 (1)(2)	Credit Suisse Group AG, 9.016%, 11/15/2033	280,160	0.1
200,000	UBS AG/London, 5.650%, 09/11/2028	195,811	0.1
200,000 (1)(2)	UBS Group AG, 4.751%, 05/12/2028	187,948	0.0
		882,073	0.3

	Tanzania: 0.1%
250,000	AngloGold Ashanti Holdings PLC, 3.750%, 10/01/2030	196,875	0.1

	Thailand: 0.1%
450,000 (1)	GC Treasury Center Co. Ltd., 2.980%, 03/18/2031	348,048	0.1

	United Arab Emirates: 0.2%
297,304 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	240,816	0.1
279,936 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	207,713	0.1
		448,529	0.2

	United Kingdom: 0.4%
217,000 (2)	HSBC Holdings PLC, 2.999%, 03/10/2026	206,973	0.1
200,000 (2)	Lloyds Banking Group PLC, 5.871%, 03/06/2029	193,737	0.1
324,000 (2)	Lloyds Banking Group PLC, 8.000%, 12/31/2199	285,316	0.1
			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United Kingdom: (continued)
240,000 (1)	LSEGA Financing PLC, 3.200%, 04/06/2041	$160,612	0.0
200,000 (2)	NatWest Group PLC, 5.808%, 09/13/2029	191,777	0.0
18,000	Reynolds American, Inc., 5.850%, 08/15/2045	14,082	0.0
245,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	197,425	0.1
32,000	Vodafone Group PLC, 5.750%, 02/10/2063	26,686	0.0
		1,276,608	0.4

	United States: 17.8%
655,000	AbbVie, Inc., 3.800%, 03/15/2025	637,802	0.2
51,000	AbbVie, Inc., 4.050%, 11/21/2039	39,874	0.0
3,000	AbbVie, Inc., 4.300%, 05/14/2036	2,549	0.0
225,000 (1)	ADT Security Corp., 4.125%, 08/01/2029	193,236	0.1
113,000	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	98,985	0.0
332,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	318,194	0.1
139,000	AES Corp., 2.450%, 01/15/2031	104,525	0.1
76,000	AES Corp., 5.450%, 06/01/2028	72,615	0.0
230,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	196,350	0.1
10,000	Alexandria Real Estate Equities, Inc., 3.550%, 03/15/2052	5,971	0.0
9,000	Alexandria Real Estate Equities, Inc., 5.150%, 04/15/2053	7,096	0.0
161,000	Alleghany Corp., 3.250%, 08/15/2051	98,967	0.0
76,000	Altria Group, Inc., 6.200%, 11/01/2028	75,625	0.0
41,000	Amazon.com, Inc., 3.150%, 08/22/2027	37,949	0.0
28,000	Amazon.com, Inc., 4.100%, 04/13/2062	20,149	0.0
29,000	Amazon.com, Inc., 4.550%, 12/01/2027	28,231	0.0
62,688	American Airlines Pass Through Trust 2016-1, AA, 3.575%, 07/15/2029	57,230	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
34,153	American Airlines Pass Through Trust 2016-2, A, 3.650%, 12/15/2029	$29,747	0.0
392,746	American Airlines Pass Through Trust 2021-1, A, 2.875%, 01/11/2036	317,345	0.1
76,000	American Electric Power Co., Inc., 3.250%, 03/01/2050	44,598	0.0
54,000 (2)	American Electric Power Co., Inc., 3.875%, 02/15/2062	42,678	0.0
47,000	American Electric Power Co., Inc., 5.625%, 03/01/2033	44,145	0.0
36,000 (2)	American Express Co., 4.990%, 05/01/2026	35,319	0.0
33,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	26,670	0.0
86,000	American Honda Finance Corp., 4.700%, 01/12/2028	82,696	0.0
76,000	American Honda Finance Corp., 5.125%, 07/07/2028	74,097	0.0
81,000	American Honda Finance Corp., 5.850%, 10/04/2030	80,461	0.0
95,000	American International Group, Inc., 3.400%, 06/30/2030	79,980	0.0
191,000	American International Group, Inc., 5.125%, 03/27/2033	173,787	0.1
527,000	American Tower Corp., 2.750%, 01/15/2027	473,354	0.2
63,000	American Tower Corp., 3.650%, 03/15/2027	58,036	0.0
86,000 (1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	66,247	0.0
13,000	Amgen, Inc., 2.770%, 09/01/2053	6,798	0.0
37,000	Amgen, Inc., 4.400%, 02/22/2062	25,618	0.0
75,000	Amgen, Inc., 5.250%, 03/02/2033	69,981	0.0
160,000	Amgen, Inc., 5.600%, 03/02/2043	142,793	0.1
130,000	Amgen, Inc., 5.650%, 03/02/2053	114,430	0.1
62,000	Amgen, Inc., 5.750%, 03/02/2063	53,743	0.0
245,000 (1)(3)	ANGI Group LLC, 3.875%, 08/15/2028	183,968	0.1
			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
59,000	Apple, Inc., 2.850%, 08/05/2061	$32,834	0.0
26,000	Apple, Inc., 4.100%, 08/08/2062	19,085	0.0
210,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	178,475	0.1
68,000	AT&T, Inc., 3.650%, 09/15/2059	39,375	0.0
29,000	AT&T, Inc., 5.400%, 02/15/2034	26,656	0.0
29,000	Atmos Energy Corp., 6.200%, 11/15/2053	28,177	0.0
36,000	AutoZone, Inc., 6.250%, 11/01/2028	36,380	0.0
67,000	Avnet, Inc., 5.500%, 06/01/2032	59,867	0.0
52,000	Avnet, Inc., 6.250%, 03/15/2028	51,336	0.0
319,000 (2)	Bank of America Corp., 1.734%, 07/22/2027	281,600	0.1
211,000 (2)	Bank of America Corp., 2.299%, 07/21/2032	155,731	0.1
120,000 (2)	Bank of America Corp., 2.482%, 09/21/2036	85,569	0.0
152,000 (2)	Bank of America Corp., 2.572%, 10/20/2032	113,880	0.1
350,000 (2)	Bank of America Corp., 2.687%, 04/22/2032	268,466	0.1
245,000 (2)	Bank of America Corp., 3.419%, 12/20/2028	218,182	0.1
148,000 (2)	Bank of America Corp., 3.846%, 03/08/2037	116,815	0.1
175,000 (2)	Bank of America Corp., 4.571%, 04/27/2033	150,984	0.1
64,000 (2)	Bank of America Corp., 5.202%, 04/25/2029	60,868	0.0
92,000 (2)	Bank of America Corp., 5.288%, 04/25/2034	83,129	0.0
231,000 (2)	Bank of America Corp., 5.872%, 09/15/2034	217,617	0.1
83,000 (2)	Bank of America Corp., 3.593%, 07/21/2028	75,139	0.0
75,000 (2)	Bank of America Corp., 2.087%, 06/14/2029	61,941	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
105,000 (2)	Bank of America Corp., 2.551%, 02/04/2028	$92,817	0.0
250,000 (2)	Bank of America Corp. N, 2.651%, 03/11/2032	191,665	0.1
254,000 (2)	Bank of America Corp. RR, 4.375%, 12/31/2199	205,639	0.1
225,000 (2)	Bank of New York Mellon Corp., 6.474%, 10/25/2034	225,844	0.1
56,000	BAT Capital Corp., 6.421%, 08/02/2033	52,797	0.0
61,000	BAT Capital Corp., 7.079%, 08/02/2043	55,647	0.0
84,000	BAT Capital Corp., 7.081%, 08/02/2053	75,021	0.0
225,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	194,304	0.1
86,000	Becton Dickinson & Co., 4.693%, 02/13/2028	82,354	0.0
482,000	Berry Global, Inc., 1.650%, 01/15/2027	415,589	0.2
62,000 (1)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	43,857	0.0
391,000	Boeing Co., 3.625%, 02/01/2031	329,706	0.1
77,000	Boeing Co., 5.150%, 05/01/2030	72,183	0.0
100,000	Boeing Co., 5.705%, 05/01/2040	88,532	0.0
16,000	Boeing Co., 5.805%, 05/01/2050	13,788	0.0
32,000	Boeing Co., 5.930%, 05/01/2060	26,950	0.0
39,000	BP Capital Markets America, Inc., 4.893%, 09/11/2033	35,718	0.0
79,000	Bristol-Myers Squibb Co., 6.250%, 11/15/2053	78,338	0.0
76,000	Bristol-Myers Squibb Co., 6.400%, 11/15/2063	75,457	0.0
177,000 (1)	Broadcom, Inc., 3.187%, 11/15/2036	122,654	0.1
170,000 (1)	Broadcom, Inc., 4.926%, 05/15/2037	141,764	0.1
100,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	70,948	0.0
90,000	Camden Property Trust, 5.850%, 11/03/2026	89,997	0.0
43,000 (1)	Cargill, Inc., 1.700%, 02/02/2031	32,514	0.0
			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
41,000 (1)	Cargill, Inc., 2.125%, 04/23/2030	$32,940	0.0
108,000 (1)	Cargill, Inc., 2.125%, 11/10/2031	81,868	0.0
52,000	CBRE Services, Inc., 5.950%, 08/15/2034	47,308	0.0
241,000	Centene Corp., 3.000%, 10/15/2030	190,941	0.1
118,000	Centene Corp., 4.625%, 12/15/2029	105,509	0.1
86,000	CenterPoint Energy, Inc., 4.250%, 11/01/2028	78,789	0.0
120,000	Central Garden & Pet Co., 4.125%, 10/15/2030	98,017	0.0
105,000 (2)	Charles Schwab Corp., 6.136%, 08/24/2034	98,404	0.0
42,000 (2)	Charles Schwab Corp. H, 4.000%, 12/31/2199	28,714	0.0
78,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	63,183	0.0
62,000 (1)	Cheniere Energy Partners L.P., 5.950%, 06/30/2033	58,059	0.0
25,000	Chubb INA Holdings, Inc., 3.050%, 12/15/2061	14,089	0.0
390,000	Cigna Group, 3.050%, 10/15/2027	352,759	0.1
35,000 (3)	Cigna Group, 5.400%, 03/15/2033	33,138	0.0
96,000	Citizens Financial Group, Inc., 2.500%, 02/06/2030	71,600	0.0
156,000 (2)	Citizens Financial Group, Inc., 5.641%, 05/21/2037	124,748	0.1
259,000 (1)	Cleveland Electric Illuminating Co., 3.500%, 04/01/2028	231,922	0.1
205,000 (1)	Cleveland-Cliffs, Inc., 6.750%, 04/15/2030	190,330	0.1
105,000	CNH Industrial Capital LLC, 5.500%, 01/12/2029	101,829	0.1
64,000	Comcast Corp., 1.950%, 01/15/2031	49,116	0.0
168,000	Comcast Corp., 3.750%, 04/01/2040	123,540	0.1
89,000	Comcast Corp., 4.250%, 01/15/2033	77,892	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
59,000	Comcast Corp., 5.350%, 11/15/2027	$58,596	0.0
152,000	Comcast Corp., 5.500%, 05/15/2064	129,708	0.1
70,000	Comcast Corp., 5.650%, 06/15/2035	66,743	0.0
86,000	ConocoPhillips Co., 5.550%, 03/15/2054	76,947	0.0
87,000	ConocoPhillips Co., 5.700%, 09/15/2063	77,709	0.0
99,000	Consumers Energy Co., 4.900%, 02/15/2029	95,701	0.0
197,000	Corebridge Financial, Inc., 3.900%, 04/05/2032	161,270	0.1
55,000 (1)	Corebridge Financial, Inc., 6.050%, 09/15/2033	51,667	0.0
141,000 (2)	Corebridge Financial, Inc., 6.875%, 12/15/2052	130,433	0.1
170,000 (1)	Crescent Energy Finance LLC, 9.250%, 02/15/2028	171,384	0.1
200,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	192,574	0.1
44,000	Crown Castle, Inc., 2.900%, 03/15/2027	39,511	0.0
51,000	Crown Castle, Inc., 4.150%, 07/01/2050	34,079	0.0
25,000	Crown Castle, Inc., 4.800%, 09/01/2028	23,375	0.0
71,000	CSX Corp., 4.500%, 08/01/2054	53,748	0.0
29,000	CSX Corp., 5.200%, 11/15/2033	27,235	0.0
106,000	Cummins, Inc., 2.600%, 09/01/2050	81,030	0.0
7,000	CVS Health Corp., 3.250%, 08/15/2029	6,050	0.0
3,000	CVS Health Corp., 4.125%, 04/01/2040	2,224	0.0
104,000	CVS Health Corp., 5.050%, 03/25/2048	81,830	0.0
18,000	CVS Health Corp., 5.300%, 06/01/2033	16,633	0.0
56,000	CVS Health Corp., 6.000%, 06/01/2063	48,561	0.0
210,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	151,131	0.1
220,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	172,594	0.1
96,000	Deere & Co., 3.100%, 04/15/2030	82,892	0.0
			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
92,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	$92,139	0.0
135,000	Diamondback Energy, Inc., 4.250%, 03/15/2052	92,879	0.0
77,000 (2)	Discover Financial Services, 7.964%, 11/02/2034	76,542	0.0
81,000	Discovery Communications LLC, 5.300%, 05/15/2049	58,388	0.0
28,000	Dollar General Corp., 3.500%, 04/03/2030	23,639	0.0
117,000	Dominion Energy, Inc., 5.375%, 11/15/2032	108,425	0.1
86,000 (2)	Dominion Energy, Inc. B, 4.650%, 12/31/2199	78,532	0.0
158,000 (2)	Dominion Energy, Inc. C, 4.350%, 12/31/2199	129,347	0.1
225,000 (1)	DT Midstream, Inc., 4.375%, 06/15/2031	187,075	0.1
266,000	DTE Electric Co., 2.250%, 03/01/2030	215,624	0.1
82,000	DTE Electric Co., 4.300%, 07/01/2044	62,646	0.0
10,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	6,819	0.0
3,000	Duke Energy Carolinas LLC, 3.875%, 03/15/2046	2,068	0.0
3,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	2,291	0.0
24,000	Duke Energy Carolinas LLC, 5.350%, 01/15/2053	20,601	0.0
804,000	Duke Energy Corp., 2.650%, 09/01/2026	737,089	0.3
93,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	71,586	0.0
47,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	43,547	0.0
40,000	Duke Energy Indiana LLC, 5.400%, 04/01/2053	34,348	0.0
3,000	Duke Energy Ohio, Inc., 3.700%, 06/15/2046	1,969	0.0
26,000	Duke Energy Ohio, Inc., 5.250%, 04/01/2033	24,451	0.0
19,000	Duke Energy Ohio, Inc., 5.650%, 04/01/2053	16,870	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
11,000	Duke Energy Progress LLC, 4.000%, 04/01/2052	$7,546	0.0
3,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	2,201	0.0
37,000	Elevance Health, Inc., 4.900%, 02/08/2026	36,318	0.0
180,000 (1)	Emerald Debt Merger Sub LLC, 6.625%, 12/15/2030	171,450	0.1
210,000 (1)	Energizer Holdings, Inc., 4.375%, 03/31/2029	171,668	0.1
117,000	Energy Transfer L.P., 4.250%, 04/01/2024	116,018	0.1
846,000	Energy Transfer L.P., 4.900%, 02/01/2024	843,081	0.3
327,000	Energy Transfer L.P., 5.400%, 10/01/2047	257,039	0.1
33,000	Energy Transfer L.P., 6.100%, 12/01/2028	32,615	0.0
74,000	Energy Transfer L.P., 6.550%, 12/01/2033	73,089	0.0
250,000	Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	250,000	0.1
215,000 (1)	EnLink Midstream LLC, 6.500%, 09/01/2030	206,564	0.1
12,000	Entergy Arkansas LLC, 3.350%, 06/15/2052	7,220	0.0
35,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	25,012	0.0
29,000	Entergy Arkansas LLC, 5.150%, 01/15/2033	27,016	0.0
157,000	Entergy Corp., 2.800%, 06/15/2030	127,560	0.1
75,000	Entergy Mississippi LLC, 5.000%, 09/01/2033	68,684	0.0
23,000	Entergy Texas, Inc., 5.800%, 09/01/2053	20,595	0.0
118,000	Essential Utilities, Inc., 2.704%, 04/15/2030	95,372	0.0
49,000 (3)	Estee Lauder Cos., Inc., 4.650%, 05/15/2033	44,569	0.0
68,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	40,681	0.0
65,000	Evergy Kansas Central, Inc., 4.125%, 03/01/2042	47,857	0.0
			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
79,000	Evergy Kansas Central, Inc., 5.700%, 03/15/2053	$69,593	0.0
106,000	Eversource Energy, 2.900%, 03/01/2027	96,102	0.0
45,000	Eversource Energy, 5.125%, 05/15/2033	40,702	0.0
60,000	Eversource Energy, 5.450%, 03/01/2028	58,602	0.0
92,000	Eversource Energy U, 1.400%, 08/15/2026	81,576	0.0
97,000	Exelon Corp., 5.150%, 03/15/2028	94,147	0.0
110,000	Extra Space Storage L.P., 2.350%, 03/15/2032	80,680	0.0
58,000	Exxon Mobil Corp., 2.995%, 08/16/2039	40,405	0.0
53,000 (3)	FedEx Corp., 5.250%, 05/15/2050	44,069	0.0
150,000 (2)	Fifth Third Bancorp, 6.339%, 07/27/2029	145,340	0.1
500,000	First Horizon Bank, 5.750%, 05/01/2030	423,402	0.2
90,000	Fiserv, Inc., 5.625%, 08/21/2033	84,459	0.0
14,000	Florida Power & Light Co., 2.875%, 12/04/2051	7,952	0.0
94,000	Florida Power & Light Co., 4.125%, 02/01/2042	73,009	0.0
49,000	Florida Power & Light Co., 4.625%, 05/15/2030	45,828	0.0
34,000	Florida Power & Light Co., 4.800%, 05/15/2033	31,184	0.0
35,000	FMC Corp., 5.150%, 05/18/2026	33,803	0.0
210,000 (3)	Ford Motor Co., 6.100%, 08/19/2032	194,398	0.1
200,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	182,219	0.1
56,000	Fortune Brands Innovations, Inc., 5.875%, 06/01/2033	52,249	0.0
227,000	Freeport-McMoRan, Inc., 4.250%, 03/01/2030	196,996	0.1
119,000	GATX Corp., 6.900%, 05/01/2034	118,799	0.0
185,000 (1)	GCI LLC, 4.750%, 10/15/2028	158,924	0.1
248,000	General Mills, Inc., 2.875%, 04/15/2030	205,128	0.1
301,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	293,430	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
39,000 (3)	General Motors Financial Co., Inc., 5.850%, 04/06/2030	$36,877	0.0
40,000	Georgia Power Co., 4.650%, 05/16/2028	38,235	0.0
54,000	Gilead Sciences, Inc., 5.550%, 10/15/2053	48,819	0.0
95,000 (2)	Goldman Sachs Group, Inc., 6.484%, 10/24/2029	95,002	0.0
200,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	169,792	0.1
230,000 (1)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	195,069	0.1
44,000	HCA, Inc., 2.375%, 07/15/2031	32,736	0.0
24,000	HCA, Inc., 3.125%, 03/15/2027	21,663	0.0
267,000	HCA, Inc., 4.125%, 06/15/2029	237,054	0.1
2,000	HCA, Inc., 4.375%, 03/15/2042	1,443	0.0
145,000	HCA, Inc., 5.250%, 04/15/2025	142,999	0.1
214,000	HCA, Inc., 5.375%, 09/01/2026	209,358	0.1
24,000	HCA, Inc., 5.900%, 06/01/2053	20,307	0.0
152,000	Healthpeak OP LLC, 3.000%, 01/15/2030	125,210	0.1
100,000	Healthpeak OP LLC, 5.250%, 12/15/2032	90,617	0.0
111,000	HEICO Corp., 5.250%, 08/01/2028	107,128	0.1
200,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	175,945	0.1
42,000	HP, Inc., 2.650%, 06/17/2031	32,070	0.0
35,000 (2)	Huntington Bancshares, Inc., 2.487%, 08/15/2036	23,611	0.0
44,000 (2)	Huntington Bancshares, Inc., 6.208%, 08/21/2029	42,309	0.0
80,000 (1)	Hyundai Capital America, 5.680%, 06/26/2028	77,430	0.0
129,000 (1)	Hyundai Capital America, 6.100%, 09/21/2028	126,932	0.1
87,000 (1)	Hyundai Capital America, 6.500%, 01/16/2029	86,771	0.0
79,000	Idaho Power Co., 5.800%, 04/01/2054	71,581	0.0
230,000 (1)	Ingevity Corp., 3.875%, 11/01/2028	186,936	0.1
			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
56,000	Intel Corp., 3.750%, 08/05/2027	$52,594	0.0
75,000	Intel Corp., 5.125%, 02/10/2030	72,599	0.0
60,000	Intercontinental Exchange, Inc., 2.100%, 06/15/2030	47,223	0.0
61,000	International Business Machines Corp., 4.150%, 07/27/2027	57,827	0.0
43,000	Interstate Power and Light Co., 3.100%, 11/30/2051	24,015	0.0
147,000	Intuit, Inc., 5.125%, 09/15/2028	144,730	0.1
123,000	Intuit, Inc., 5.200%, 09/15/2033	117,057	0.1
116,000	Intuit, Inc., 5.500%, 09/15/2053	105,617	0.1
46,000	Invitation Homes Operating Parternship L.P., 5.450%, 08/15/2030	42,915	0.0
23,000	Invitation Homes Operating Parternship L.P., 5.500%, 08/15/2033	20,868	0.0
196,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	168,960	0.1
38,000	J M Smucker Co., 6.200%, 11/15/2033	36,954	0.0
69,000	J M Smucker Co., 6.500%, 11/15/2043	65,536	0.0
55,000	J M Smucker Co., 6.500%, 11/15/2053	51,901	0.0
130,000 (1)	JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg Sarl, 6.750%, 03/15/2034	121,911	0.1
70,000 (1)	JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg Sarl, 7.250%, 11/15/2053	62,581	0.0
184,000	John Deere Capital Corp., 4.700%, 06/10/2030	173,293	0.1
118,000	Johnson & Johnson, 3.625%, 03/03/2037	95,824	0.0
268,000 (2)	JPMorgan Chase & Co., 1.470%, 09/22/2027	233,532	0.1
121,000 (2)	JPMorgan Chase & Co., 1.578%, 04/22/2027	107,978	0.1
86,000 (2)	JPMorgan Chase & Co., 2.069%, 06/01/2029	71,503	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
201,000 (2)	JPMorgan Chase & Co., 2.182%, 06/01/2028	$174,790	0.1
48,000 (2)	JPMorgan Chase & Co., 2.595%, 02/24/2026	45,761	0.0
337,000 (2)	JPMorgan Chase & Co., 2.947%, 02/24/2028	303,435	0.1
802,000	JPMorgan Chase & Co., 2.950%, 10/01/2026	742,239	0.3
604,000 (2)	JPMorgan Chase & Co., 3.782%, 02/01/2028	560,594	0.2
107,000 (2)	JPMorgan Chase & Co., 6.254%, 10/23/2034	105,599	0.1
463,000 (2)(3)	JPMorgan Chase & Co. R, 8.939%, (TSFR3M + 3.562%), 12/31/2199	464,799	0.2
28,000	Kentucky Utilities Co. KENT, 5.450%, 04/15/2033	26,709	0.0
100,000 (1)	Kenvue, Inc., 4.900%, 03/22/2033	93,767	0.0
42,000 (1)	Kenvue, Inc., 5.050%, 03/22/2028	41,234	0.0
63,000 (1)	Kenvue, Inc., 5.200%, 03/22/2063	53,537	0.0
153,000 (2)	KeyCorp, 4.789%, 06/01/2033	120,705	0.1
199,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	195,819	0.1
15,000	Kinder Morgan Energy Partners L.P., 4.700%, 11/01/2042	11,169	0.0
27,000	Kinder Morgan Energy Partners L.P., 5.000%, 08/15/2042	21,136	0.0
62,000	Kinder Morgan, Inc., 4.800%, 02/01/2033	54,253	0.0
20,000	Kinder Morgan, Inc., 5.050%, 02/15/2046	15,269	0.0
54,000	KLA Corp., 5.250%, 07/15/2062	45,803	0.0
89,000	Kraft Heinz Foods Co., 6.875%, 01/26/2039	90,005	0.0
220,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	177,214	0.1
78,000	Lennox International, Inc., 5.500%, 09/15/2028	76,119	0.0
			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
53,000 (1)	Liberty Mutual Group, Inc., 3.950%, 05/15/2060	$31,053	0.0
39,000	Lockheed Martin Corp., 5.250%, 01/15/2033	37,597	0.0
28,000	Lockheed Martin Corp., 5.900%, 11/15/2063	26,791	0.0
28,000	Louisville Gas and Electric Co. LOU, 5.450%, 04/15/2033	26,782	0.0
40,000	Lowe's Cos., Inc., 5.750%, 07/01/2053	35,123	0.0
30,000	Lowe's Cos., Inc., 5.850%, 04/01/2063	25,616	0.0
17,000	LYB International Finance III LLC, 3.625%, 04/01/2051	10,261	0.0
225,000	Macy's Retail Holdings LLC, 4.500%, 12/15/2034	150,995	0.1
135,000 (1)	Mars, Inc., 2.375%, 07/16/2040	81,112	0.0
92,000	Marsh & McLennan Cos., Inc., 5.400%, 09/15/2033	87,507	0.0
219,000	Marsh & McLennan Cos., Inc., 5.700%, 09/15/2053	201,342	0.1
52,000	Marvell Technology, Inc., 5.750%, 02/15/2029	50,566	0.0
225,000 (1)	Match Group Holdings II LLC, 3.625%, 10/01/2031	172,888	0.1
45,000	McDonald's Corp., 5.450%, 08/14/2053	39,699	0.0
65,000	McKesson Corp., 5.250%, 02/15/2026	64,282	0.0
225,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	190,193	0.1
50,000	Medtronic Global Holdings SCA, 4.500%, 03/30/2033	45,463	0.0
25,000	Merck & Co., Inc., 4.500%, 05/17/2033	22,738	0.0
63,000	Merck & Co., Inc., 5.000%, 05/17/2053	53,848	0.0
68,000	Merck & Co., Inc., 5.150%, 05/17/2063	57,999	0.0
48,000	Meta Platforms, Inc., 3.500%, 08/15/2027	45,141	0.0
138,000	Meta Platforms, Inc., 4.450%, 08/15/2052	104,418	0.1
25,000	Meta Platforms, Inc., 4.650%, 08/15/2062	18,867	0.0
175,000	Meta Platforms, Inc., 5.750%, 05/15/2063	157,120	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
374,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	$355,143	0.1
154,000 (1)	Metropolitan Life Global Funding I, 2.400%, 01/11/2032	116,235	0.1
67,000	MidAmerican Energy Co., 5.850%, 09/15/2054	62,828	0.0
168,000	Mississippi Power Co. 12-A, 4.250%, 03/15/2042	123,706	0.1
43,000 (3)	Mohawk Industries, Inc., 5.850%, 09/18/2028	42,274	0.0
23,000	Molson Coors Beverage Co., 4.200%, 07/15/2046	16,324	0.0
75,000 (1)	Monongahela Power Co., 5.850%, 02/15/2034	71,513	0.0
380,000 (2)	Morgan Stanley, 1.593%, 05/04/2027	337,749	0.1
41,000 (2)	Morgan Stanley, 3.591%, 07/22/2028	37,197	0.0
156,000 (2)	Morgan Stanley, 5.297%, 04/20/2037	135,351	0.1
336,000 (2)	Morgan Stanley, 5.948%, 01/19/2038	304,833	0.1
31,000 (2)	Morgan Stanley, 6.296%, 10/18/2028	30,955	0.0
160,000 (2)	Morgan Stanley, 6.342%, 10/18/2033	156,913	0.1
198,000 (2)	Morgan Stanley, 6.627%, 11/01/2034	197,917	0.1
166,000 (2)	Morgan Stanley, 0.791%, 01/22/2025	163,516	0.1
103,000 (2)	Morgan Stanley, 1.512%, 07/20/2027	90,445	0.0
218,000 (2)	Morgan Stanley, 1.164%, 10/21/2025	206,277	0.1
107,000 (2)	Morgan Stanley, 2.720%, 07/22/2025	104,123	0.1
951,000	Morgan Stanley, 3.125%, 07/27/2026	880,095	0.3
82,000 (2)	Morgan Stanley, 5.164%, 04/20/2029	78,038	0.0
49,000 (2)	Morgan Stanley, 5.250%, 04/21/2034	44,168	0.0
54,000 (2)	Morgan Stanley, 5.424%, 07/21/2034	49,303	0.0
319,000	MPLX L.P., 4.000%, 03/15/2028	292,377	0.1
215,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	130,593	0.1
436,000	Mylan, Inc., 4.200%, 11/29/2023	435,316	0.2
			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
89,000	Mylan, Inc., 5.200%, 04/15/2048	$61,237	0.0
250,000	National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	230,090	0.1
83,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	71,633	0.0
51,000	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	49,360	0.0
58,000 (2)	National Rural Utilities Cooperative Finance Corp., 7.125%, 09/15/2053	57,649	0.0
200,000	Navient Corp., 5.000%, 03/15/2027	175,867	0.1
169,000 (1)	Nestle Holdings, Inc., 1.250%, 09/15/2030	128,395	0.1
161,000 (1)	Nestle Holdings, Inc., 4.125%, 10/01/2027	154,620	0.1
28,000	Nevada Power Co., 6.000%, 03/15/2054	25,771	0.0
84,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	82,660	0.0
89,000	NextEra Energy Capital Holdings, Inc., 6.051%, 03/01/2025	88,975	0.0
37,000	Nordson Corp., 5.600%, 09/15/2028	36,340	0.0
37,000	Nordson Corp., 5.800%, 09/15/2033	35,242	0.0
29,000	Norfolk Southern Corp., 2.550%, 11/01/2029	24,078	0.0
45,000	Norfolk Southern Corp., 5.050%, 08/01/2030	42,565	0.0
60,000 (2)	Northern Trust Corp., 3.375%, 05/08/2032	52,771	0.0
190,000 (1)	Novelis Corp., 4.750%, 01/30/2030	161,413	0.1
52,000	Nucor Corp., 4.300%, 05/23/2027	49,659	0.0
15,000 (3)	Occidental Petroleum Corp., 6.600%, 03/15/2046	14,458	0.0
33,000	Occidental Petroleum Corp., 7.500%, 05/01/2031	34,635	0.0
200,000	Olin Corp., 5.000%, 02/01/2030	172,966	0.1
254,000	Oracle Corp., 2.800%, 04/01/2027	229,882	0.1
440,000	Oracle Corp., 2.950%, 05/15/2025	421,269	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
144,000	Oracle Corp., 3.800%, 11/15/2037	$106,038	0.1
63,000	Oracle Corp., 6.150%, 11/09/2029	63,248	0.0
38,000	O'Reilly Automotive, Inc., 3.600%, 09/01/2027	35,264	0.0
92,000	O'Reilly Automotive, Inc., 4.350%, 06/01/2028	86,925	0.0
250,000 (1)	Organon & Co / Organon Foreign Debt Co-Issuer BV, 4.125%, 04/30/2028	216,171	0.1
75,000	Otis Worldwide Corp., 5.250%, 08/16/2028	72,990	0.0
30,000	Ovintiv, Inc., 5.650%, 05/15/2028	29,140	0.0
39,000	Ovintiv, Inc., 6.250%, 07/15/2033	37,091	0.0
89,000	Ovintiv, Inc., 7.100%, 07/15/2053	84,775	0.0
24,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	15,169	0.0
20,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	12,960	0.0
31,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	20,985	0.0
42,000	Pacific Gas and Electric Co., 6.750%, 01/15/2053	37,210	0.0
39,000	PacifiCorp, 5.350%, 12/01/2053	31,062	0.0
161,000	Paramount Global, 4.375%, 03/15/2043	96,657	0.0
77,000	Paramount Global, 4.950%, 01/15/2031	64,330	0.0
72,000	Paramount Global, 4.950%, 05/19/2050	45,693	0.0
7,000	Paramount Global, 5.250%, 04/01/2044	4,559	0.0
50,000	Paramount Global, 5.850%, 09/01/2043	36,121	0.0
255,000 (2)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	210,286	0.1
10,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	8,509	0.0
5,000 (3)	PayPal Holdings, Inc., 4.400%, 06/01/2032	4,483	0.0
92,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	76,262	0.0
57,000	PECO Energy Co., 4.900%, 06/15/2033	52,783	0.0
49,000 (1)	Pennsylvania Electric Co., 5.150%, 03/30/2026	47,935	0.0
			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
161,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 6.200%, 06/15/2030	$157,151	0.1
74,000	Phillips 66, 3.850%, 04/09/2025	71,934	0.0
262,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.600%, 11/01/2024	255,554	0.1
46,000 (2)	PNC Financial Services Group, Inc. U, 6.000%, 12/31/2199	38,675	0.0
239,000 (2)	PNC Financial Services Group, Inc. W, 6.250%, 12/31/2199	197,295	0.1
210,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	176,136	0.1
200,000 (1)	Post Holdings, Inc., 5.500%, 12/15/2029	178,560	0.1
37,000	Prologis L.P., 2.250%, 01/15/2032	27,873	0.0
65,000	Public Service Electric and Gas Co., 5.200%, 08/01/2033	61,758	0.0
52,000	Public Service Electric and Gas Co., 5.450%, 08/01/2053	46,994	0.0
6,000	Public Service Electric and Gas Co., 3.800%, 03/01/2046	4,240	0.0
149,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	112,703	0.1
43,000	Puget Sound Energy, Inc., 3.250%, 09/15/2049	25,815	0.0
30,000	Quest Diagnostics, Inc., 2.800%, 06/30/2031	23,762	0.0
25,000	Quest Diagnostics, Inc., 2.950%, 06/30/2030	20,539	0.0
62,000	Quest Diagnostics, Inc., 6.400%, 11/30/2033	61,881	0.0
149,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	115,711	0.1
35,000	Rexford Industrial Realty L.P., 2.150%, 09/01/2031	25,379	0.0
210,000 (1)	Rocket Mortgage LLC / Rocket Mortgage Co- Issuer, Inc., 3.875%, 03/01/2031	162,630	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
118,000	Roper Technologies, Inc., 1.750%, 02/15/2031	$87,230	0.0
28,000	Ross Stores, Inc., 4.700%, 04/15/2027	26,889	0.0
655,000	Royalty Pharma PLC, 1.200%, 09/02/2025	597,494	0.2
400,000	Royalty Pharma PLC, 1.750%, 09/02/2027	340,718	0.1
62,000	Ryder System, Inc., 6.300%, 12/01/2028	61,805	0.0
77,000	Ryder System, Inc., 6.600%, 12/01/2033	76,511	0.0
86,000	Ryder System, Inc., 5.250%, 06/01/2028	82,826	0.0
25,000	S&P Global, Inc., 1.250%, 08/15/2030	18,600	0.0
96,000	S&P Global, Inc., 2.700%, 03/01/2029	83,271	0.0
37,000 (1)	S&P Global, Inc., 5.250%, 09/15/2033	34,930	0.0
73,000	San Diego Gas & Electric Co., 4.950%, 08/15/2028	70,418	0.0
53,000	Schlumberger Investment SA, 2.650%, 06/26/2030	43,889	0.0
114,750 (1)	Seagate HDD Cayman, 9.625%, 12/01/2032	122,453	0.1
108,000 (1)	Sealed Air Corp., 1.573%, 10/15/2026	94,500	0.0
77,000	Selective Insurance Group, Inc., 5.375%, 03/01/2049	63,009	0.0
123,000 (2)	Sempra Energy, 4.125%, 04/01/2052	94,893	0.0
200,000 (1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	177,438	0.1
245,000 (1)(3)	Sonic Automotive, Inc., 4.875%, 11/15/2031	195,416	0.1
44,000	Southern California Gas Co., 5.200%, 06/01/2033	40,686	0.0
74,000	Southern Co., 5.113%, 08/01/2027	71,411	0.0
38,000	Southwestern Electric Power Co., 5.300%, 04/01/2033	35,036	0.0
97,000	Sprint Capital Corp., 6.875%, 11/15/2028	99,620	0.0
231,000	Sprint Capital Corp., 8.750%, 03/15/2032	260,314	0.1
210,000 (1)	Standard Industries, Inc., 3.375%, 01/15/2031	159,159	0.1
230,000 (1)	Standard Industries, Inc., 4.375%, 07/15/2030	188,136	0.1
			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
44,000	Targa Resources Corp., 4.950%, 04/15/2052	$32,138	0.0
13,000	Targa Resources Corp., 6.500%, 02/15/2053	11,863	0.0
24,000 (1)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/2044	19,429	0.0
65,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	48,762	0.0
215,000 (1)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	176,695	0.1
60,000	Texas Instruments, Inc., 5.000%, 03/14/2053	51,139	0.0
117,000	Texas Instruments, Inc., 5.050%, 05/18/2063	97,519	0.0
162,000	Thermo Fisher Scientific, Inc., 4.977%, 08/10/2030	154,583	0.1
82,000	Thermo Fisher Scientific, Inc., 5.086%, 08/10/2033	76,741	0.0
44,000 (3)	Thermo Fisher Scientific, Inc., 5.404%, 08/10/2043	39,933	0.0
86,000	Time Warner Cable LLC, 5.500%, 09/01/2041	64,495	0.0
4,000	Time Warner Cable LLC, 5.875%, 11/15/2040	3,158	0.0
7,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	5,971	0.0
2,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	1,841	0.0
46,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	40,067	0.0
54,000	T-Mobile USA, Inc., 6.000%, 06/15/2054	49,062	0.0
105,000	Toyota Motor Credit Corp., 4.550%, 09/20/2027	101,474	0.1
71,000	Trane Technologies Financing Ltd., 5.250%, 03/03/2033	66,508	0.0
50,000 (2)	Truist Financial Corp., 6.321%, (TSFR3M + 0.912%), 03/15/2028	44,375	0.0
67,000 (2)	Truist Financial Corp., 4.916%, 07/28/2033	54,742	0.0
571,000 (2)	Truist Financial Corp., 5.867%, 06/08/2034	519,675	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
59,000 (2)	Truist Financial Corp. N, 4.800%, 12/31/2199	$48,499	0.0
86,000 (2)	Truist Financial Corp. Q, 5.100%, 12/31/2199	69,306	0.0
16,000	Union Pacific Corp., 3.750%, 02/05/2070	9,956	0.0
55,000	Union Pacific Corp., 3.799%, 10/01/2051	38,050	0.0
43,000	Union Pacific Corp., 3.950%, 08/15/2059	28,901	0.0
120,000 (1)	United Airlines, Inc., 4.625%, 04/15/2029	101,472	0.0
158,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	102,376	0.1
82,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	54,759	0.0
12,000	UnitedHealth Group, Inc., 4.200%, 05/15/2032	10,644	0.0
38,000	UnitedHealth Group, Inc., 5.050%, 04/15/2053	31,990	0.0
62,000	UnitedHealth Group, Inc., 5.200%, 04/15/2063	51,858	0.0
78,168	US Airways Pass Through Trust 2012-1, A, 5.900%, 04/01/2026	77,863	0.0
17,945	US Airways Pass Through Trust 2012-2, A, 4.625%, 12/03/2026	17,092	0.0
164,000 (2)	US Bancorp, 4.967%, 07/22/2033	137,319	0.1
261,000	Utah Acquisition Sub, Inc., 3.950%, 06/15/2026	244,543	0.1
33,000	Utah Acquisition Sub, Inc., 5.250%, 06/15/2046	23,136	0.0
210,000 (1)	Venture Global LNG, Inc., 8.375%, 06/01/2031	200,550	0.1
26,000 (1)	Veralto Corp., 5.450%, 09/18/2033	24,309	0.0
9,000	Verizon Communications, Inc., 1.750%, 01/20/2031	6,658	0.0
6,000	Verizon Communications, Inc., 2.550%, 03/21/2031	4,690	0.0
91,000	Verizon Communications, Inc., 4.125%, 08/15/2046	65,121	0.0
7,000	Verizon Communications, Inc., 4.400%, 11/01/2034	5,929	0.0
			Percentage
Principal			of Net
Amount†	RA	Value	Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
135,000	Verizon Communications, Inc., 4.812%, 03/15/2039	$111,948	0.1
215,000 (1)	Viasat, Inc., 5.625%, 04/15/2027	187,891	0.1
152,000	Viatris, Inc., 2.700%, 06/22/2030	116,785	0.1
53,000	Viatris, Inc., 3.850%, 06/22/2040	33,011	0.0
43,000	Virginia Electric and Power Co., 5.700%, 08/15/2053	38,107	0.0
435,000 (1)	Vistra Operations Co. LLC, 4.375%, 05/01/2029	369,972	0.1
181,000	VMware, Inc., 1.400%, 08/15/2026	159,478	0.1
97,000	Walmart, Inc., 4.000%, 04/15/2030	89,649	0.0
146,000	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	134,444	0.1
48,000	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	35,579	0.0
158,000	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	111,887	0.1
17,000	Warnermedia Holdings, Inc., 5.391%, 03/15/2062	11,915	0.0
22,000	Waste Management, Inc., 2.000%, 06/01/2029	18,160	0.0
40,000	Waste Management, Inc., 4.625%, 02/15/2030	37,610	0.0
18,000	Waste Management, Inc., 4.625%, 02/15/2033	16,336	0.0
29,000	Waste Management, Inc., 4.875%, 02/15/2029	27,958	0.0
137,000	Waste Management, Inc., 4.875%, 02/15/2034	125,522	0.1
20,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	19,714	0.0
28,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	27,333	0.0
81,000	Wells Fargo & Co., 3.000%, 10/23/2026	74,225	0.0
239,000 (2)	Wells Fargo & Co., 5.389%, 04/24/2034	216,466	0.1
266,000 (2)	Wells Fargo & Co., 6.491%, 10/23/2034	261,473	0.1
53,000 (2)	Wells Fargo & Co., 2.164%, 02/11/2026	50,144	0.0

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States: (continued)
60,000 (2)	Wells Fargo & Co., 3.526%, 03/24/2028	$54,726	0.0
64,000 (2)	Wells Fargo & Co., 4.540%, 08/15/2026	62,044	0.0
40,000 (2)	Wells Fargo & Co., 5.557%, 07/25/2034	36,631	0.0
393,000	Western Midstream Operating L.P., 5.300%, 03/01/2048	293,997	0.1
18,000	Westlake Corp., 3.125%, 08/15/2051	9,711	0.0
50,000	Weyerhaeuser Co., 4.750%, 05/15/2026	48,708	0.0
40,000	Willis North America, Inc., 5.050%, 09/15/2048	30,777	0.0
210,000 (1)	XHR L.P., 4.875%, 06/01/2029	177,890	0.1
225,000 (1)(3)	Zayo Group Holdings, Inc., 4.000%, 03/01/2027	169,607	0.1
		50,154,544	17.8

	Total Corporate Bonds/Notes (Cost $75,250,385)	67,691,129	24.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.1%
	Federal Home Loan Mortgage Corporation: 0.2%(4)
429,057 (4)	3.500%, 01/01/2048	366,905	0.2
41,232 (4)	4.000%, 09/01/2045	36,382	0.0
42,280 (4)	4.000%, 09/01/2045	37,265	0.0
70,374 (4)	4.000%, 05/01/2046	62,365	0.0
		502,917	0.2

	Federal National Mortgage Association: 2.1%(4)
3,390,000 (4)(5)	3.000%, 11/01/2053	2,712,828	1.0
3,791,000 (4)(5)	3.500%, 11/01/2053	3,157,094	1.1
		5,869,922	2.1

	Government National Mortgage Association: 2.0%
2,119,525	2.500%, 05/20/2051	1,693,365	0.6
360,877	2.500%, 05/20/2052	288,010	0.1
209,892	2.500%, 08/20/2052	167,577	0.1
1,618,000 (5)	3.000%, 11/20/2053	1,333,728	0.5
76,141	4.500%, 08/20/2041	70,773	0.0
1,545,525	4.500%, 05/20/2053	1,397,846	0.5
10,380	5.500%, 03/20/2039	10,398	0.0
720,000 (5)	5.500%, 11/20/2053	688,556	0.2
		5,650,253	2.0

	Uniform Mortgage-Backed Securities: 14.8%
5,133,621	2.000%, 02/01/2052	3,802,791	1.3
25,709	2.500%, 06/01/2030	23,920	0.0
35,726	2.500%, 06/01/2030	33,195	0.0
15,215	2.500%, 07/01/2030	14,137	0.0
3,544,000 (5)	2.500%, 11/01/2053	2,719,189	1.0
97,360	3.500%, 06/01/2034	90,664	0.0
905,670	3.500%, 03/01/2043	773,918	0.3
45,704	4.000%, 05/01/2045	40,506	0.0
812,348	4.000%, 04/01/2049	714,769	0.3
69,812	4.500%, 12/01/2040	64,497	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities: (continued)
129,996	4.500%, 12/01/2040	$120,102	0.0
1,790,000 (5)	4.500%, 11/01/2053	1,598,386	0.6
205,829	5.000%, 05/01/2042	199,209	0.1
5,963,000 (5)	5.000%, 11/01/2053	5,497,607	1.9
26,517,000 (5)	5.500%, 11/01/2053	25,151,789	8.9
1,050,000 (5)	6.000%, 11/01/2053	1,021,768	0.4
		41,866,447	14.8

	Total U.S. Government Agency Obligations (Cost $56,048,102)	53,889,539	19.1

SOVEREIGN BONDS: 16.9%
	Australia: 0.1%
AUD837,000 (1)	Queensland Treasury Corp., 1.750%, 07/20/2034	365,082	0.1

	Brazil: 0.4%
BRL1,310,000	Brazil Notas do Tesouro Nacional Serie B NTNB, 6.000%, 08/15/2050	1,097,525	0.4

	Canada: 0.7%
CAD1,100,000	Canadian Government Bond 000B, 2.000%, 12/01/2051	539,660	0.2
1,501,000	Province of British Columbia Canada, 4.200%, 07/06/2033	1,367,422	0.5
		1,907,082	0.7

	China: 7.9%
CNY9,950,000	China Government Bond 1824, 4.080%, 10/22/2048	1,598,191	0.6
CNY34,570,000	China Government Bond 1827, 3.250%, 11/22/2028	4,897,205	1.7
CNY1,110,000	China Government Bond 1906, 3.290%, 05/23/2029	158,002	0.1
CNY29,170,000	China Government Bond 1907, 3.250%, 06/06/2026	4,092,732	1.4
CNY21,430,000	China Government Bond 1915, 3.130%, 11/21/2029	3,021,390	1.1
CNY4,500,000	China Government Bond INBK, 2.690%, 08/12/2026	619,908	0.2
CNY6,300,000	China Government Bond INBK, 2.800%, 11/15/2032	868,600	0.3
CNY35,120,000	China Government Bond INBK, 2.850%, 06/04/2027	4,863,762	1.7
CNY1,800,000	China Government Bond INBK, 2.880%, 02/25/2033	249,811	0.1

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	China: (continued)
CNY3,400,000	China Government Bond INBK, 3.120%, 10/25/2052	$470,813	0.2
CNY2,970,000	China Government Bond INBK, 3.320%, 04/15/2052	425,996	0.1
CNY7,750,000	China Government Bond SH, 2.690%, 08/15/2032	1,057,189	0.4
		22,323,599	7.9

	Colombia: 0.2%
COP2,551,900,000	Colombian TES B, 7.750%, 09/18/2030	521,958	0.2

	Czechia: 0.1%
CZK9,220,000	Czech Republic Government Bond 105, 2.750%, 07/23/2029	361,974	0.1

	Germany: 0.1%
EUR60,000	Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	58,085	0.1
EUR40,000	Bundesrepublik Deutschland Bundesanleihe, 1.000%, 08/15/2025	40,827	0.0
EUR30,000	Bundesrepublik Deutschland Bundesanleihe, 2.730%, 08/15/2026	29,408	0.0
		128,320	0.1

	Guatemala: 0.2%
500,000 (1)	Guatemala Government Bond, 6.600%, 06/13/2036	464,500	0.2

	Indonesia: 0.3%
IDR13,833,000,000	Indonesia Treasury Bond FR79, 8.375%, 04/15/2039	960,081	0.3

	Italy: 0.4%
EUR641,000 (1)	Italy Buoni Poliennali Del Tesoro 30Y, 3.850%, 09/01/2049	557,228	0.2
EUR641,000 (1)	Italy Buoni Poliennali Del Tesoro 31Y, 5.000%, 08/01/2034	691,972	0.2
		1,249,200	0.4
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Malaysia: 1.3%
MYR18,342,000	Malaysia Government Bond 0419, 3.828%, 07/05/2034	$3,737,310	1.3

	Mexico: 1.1%
MXN58,700,000	Mexican Bonos M, 7.750%, 05/29/2031	2,835,655	1.0
200,000	Mexico Government International Bond, 3.750%, 04/19/2071	110,250	0.0
250,000	Mexico Government International Bond, 6.338%, 05/04/2053	217,500	0.1
		3,163,405	1.1

	Panama: 0.1%
200,000	Panama Government International Bond, 6.875%, 01/31/2036	188,100	0.1

	Peru: 0.4%
PEN4,000,000	Peru Government Bond, 6.350%, 08/12/2028	1,027,262	0.4

	Poland: 0.1%
PLN1,525,000	Republic of Poland Government Bond 0728, 7.500%, 07/25/2028	394,504	0.1

	Portugal: 0.6%
EUR1,664,000 (1)	Portugal Obrigacoes do Tesouro OT 15Y, 2.250%, 04/18/2034	1,549,579	0.6

	Romania: 0.4%
RON5,510,000	Romania Government Bond 7Y, 3.250%, 04/29/2024	1,158,181	0.4

	Russian Federation: 0.1%
RUB47,938,000 (6)	Russian Federal Bond - OFZ 6224, 6.900%, 05/23/2029	189,379	0.1
200,000 (6)	Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	100,250	0.0
		289,629	0.1

	South Africa: 1.0%
ZAR55,875,000	Republic of South Africa Government Bond 2035, 8.875%, 02/28/2035	2,387,196	0.9

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	South Africa: (continued)
475,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	$404,937	0.1
		2,792,133	1.0

	Spain: 0.7%
EUR1,284,000 (1)	Spain Government Bond, 1.450%, 04/30/2029	1,227,726	0.4
EUR1,092,000 (1)	Spain Government Bond 30Y, 2.700%, 10/31/2048	852,513	0.3
		2,080,239	0.7

	Thailand: 0.5%
THB1,200,000	Thailand Government Bond, 0.750%, 06/17/2024	33,069	0.0
THB41,793,000	Thailand Government Bond, 2.875%, 12/17/2028	1,163,437	0.4
THB8,250,000	Thailand Government Bond, 3.350%, 06/17/2033	232,190	0.1
		1,428,696	0.5

	Ukraine: 0.2%
250,000 (6)	Ukraine Government International Bond, 7.253%, 03/15/2035	63,875	0.0
525,000 (6)	Ukraine Government International Bond, 7.375%, 09/25/2034	134,138	0.1
800,000 (6)	Ukraine Government International Bond, 7.750%, 09/01/2027	230,400	0.1
		428,413	0.2

	Total Sovereign Bonds (Cost $55,389,276)	47,616,772	16.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.3%
	United States: 14.3%
248,880 (2)	Adjustable Rate Mortgage Trust 2006-2 1A1, 4.141%, 05/25/2036	209,150	0.1
62,492 (2)	Alternative Loan Trust 2005-53T2 2A6, 5.939%, (TSFR1M + 0.614%), 11/25/2035	34,432	0.0
104,275	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	50,935	0.0
146,856 (2)	Alternative Loan Trust 2007-23CB A3, 5.939%, (TSFR1M + 0.614%), 09/25/2037	58,693	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
326,927	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	$158,637	0.1
269,640	CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	219,478	0.1
741,553 (1)(2)	COLT Mortgage Loan Trust 2021-2 A1, 0.924%, 08/25/2066	569,300	0.2
290,240 (1)(2)	COLT Mortgage Loan Trust 2021-3 A1, 0.956%, 09/27/2066	220,843	0.1
151,628 (1)(2)	CSMC Trust 2015- 2 B3, 3.885%, 02/25/2045	138,062	0.1
106,748 (1)(2)	CSMC Trust 2015- 3 B1, 3.830%, 03/25/2045	98,171	0.0
19,302 (1)(2)	Fannie Mae Connecticut Avenue Securities 2018- R07 1M2, 7.835%, (SOFR30A + 2.514%), 04/25/2031	19,305	0.0
13,011 (1)(2)	Fannie Mae Connecticut Avenue Securities 2019- R01 2M2, 7.885%, (SOFR30A + 2.564%), 07/25/2031	13,030	0.0
1,000,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2020- SBT1 2M2, 9.085%, (SOFR30A + 3.764%), 02/25/2040	1,043,011	0.4
92,364	Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	91,163	0.0
2,399,656 (2)(7)	Fannie Mae REMIC Trust 2005- 18 SC, 1.064%, (-1.000*SOFR30A + 4.536%), 03/25/2035	55,656	0.0
72,366 (2)	Fannie Mae REMIC Trust 2005- 74 DK, 2.260%, (-1.000*SOFR30A + 23.542%), 07/25/2035	65,680	0.0
68,612 (2)	Fannie Mae REMIC Trust 2006- 104 ES, 6.275%, (-1.000*SOFR30A + 32.878%), 11/25/2036	80,552	0.0

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
878,886 (2)(7)	Fannie Mae REMIC Trust 2007- 36 SN, 1.335%, (-1.000*SOFR30A + 6.656%), 04/25/2037	$64,582	0.0
50,908 (2)	Fannie Mae REMIC Trust 2007- 55 DS, 1.412%, (-1.000*SOFR30A + 14.714%), 06/25/2037	41,076	0.0
340,829 (2)(7)	Fannie Mae REMIC Trust 2007- 9 SE, 0.645%, (-1.000*SOFR30A + 5.966%), 03/25/2037	16,491	0.0
573,303 (2)(7)	Fannie Mae REMIC Trust 2008- 41 S, 1.365%, (-1.000*SOFR30A + 6.686%), 11/25/2036	45,506	0.0
566,987 (2)(7)	Fannie Mae REMIC Trust 2008- 53 FI, 0.665%, (-1.000*SOFR30A + 5.986%), 07/25/2038	28,976	0.0
285,395 (2)(7)	Fannie Mae REMIC Trust 2008- 58 SM, 0.665%, (-1.000*SOFR30A + 5.986%), 07/25/2038	18,763	0.0
1,781,945 (2)(7)	Fannie Mae REMIC Trust 2009- 106 SA, 0.815%, (-1.000*SOFR30A + 6.136%), 01/25/2040	100,915	0.0
147,528 (2)	Fannie Mae REMIC Trust 2009- 66 SL, 5.407%, (-1.000*SOFR30A + 15.452%), 09/25/2039	97,863	0.0
93,200 (2)	Fannie Mae REMIC Trust 2009- 66 SW, 5.574%, (-1.000*SOFR30A + 15.618%), 09/25/2039	58,328	0.0
2,396,098 (2)(7)	Fannie Mae REMIC Trust 2010- 123 SL, 0.635%, (-1.000*SOFR30A + 5.956%), 11/25/2040	120,754	0.0
2,400,907 (2)(7)	Fannie Mae REMIC Trust 2011- 55 SK, 1.125%, (-1.000*SOFR30A + 6.446%), 06/25/2041	194,751	0.1
968,159 (2)(7)	Fannie Mae REMIC Trust 2011- 86 NS, 0.515%, (-1.000*SOFR30A + 5.836%), 09/25/2041	46,931	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
141,642 (2)(7)	Fannie Mae REMIC Trust 2012- 10 US, 1.015%, (-1.000*SOFR30A + 6.336%), 02/25/2042	$12,225	0.0
517,264 (2)(7)	Fannie Mae REMIC Trust 2012- 24 HS, 1.115%, (-1.000*SOFR30A + 6.436%), 09/25/2040	8,643	0.0
423,086 (7)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	30,324	0.0
605,149 (7)	Fannie Mae REMIC Trust 2013-44 DI, 3.000%, 05/25/2033	53,643	0.0
4,207,761 (7)	Fannie Mae REMIC Trust 2015-34 DI, 6.500%, 06/25/2045	1,022,796	0.4
12,123,300 (7)	Fannie Mae REMIC Trust 2015-58 KI, 6.000%, 03/25/2037	2,203,835	0.8
6,132,203 (2)(7)	Fannie Mae REMIC Trust 2015- 59 SK, 0.215%, (-1.000*SOFR30A + 5.536%), 08/25/2045	346,591	0.1
11,245,187 (2)(7)	Fannie Mae REMIC Trust 2016- 54 SL, 0.565%, (-1.000*SOFR30A + 5.886%), 08/25/2046	888,490	0.3
879,406 (1)(2)	Flagstar Mortgage Trust 2018-2 B2, 4.009%, 04/25/2048	739,652	0.3
99,216 (2)(7)	Freddie Mac REMIC Trust 2303 SY, 3.265%, (-1.000*SOFR30A + 8.586%), 04/15/2031	8,816	0.0
609,502 (2)(7)	Freddie Mac REMIC Trust 2989 GU, 1.565%, (-1.000*SOFR30A + 6.886%), 02/15/2033	33,272	0.0
600,594 (2)(7)	Freddie Mac REMIC Trust 3271 SB, 0.615%, (-1.000*SOFR30A + 5.936%), 02/15/2037	34,202	0.0
1,789,690 (2)(7)	Freddie Mac REMIC Trust 3424 HI, 0.465%, (-1.000*SOFR30A + 5.786%), 04/15/2038	101,088	0.0
339,044 (7)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	37,883	0.0

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
1,312,641 (2)(7)	Freddie Mac REMIC Trust 3693 SC, 1.065%, (-1.000*SOFR30A + 6.386%), 07/15/2040	$112,088	0.0
84,932 (2)(7)	Freddie Mac REMIC Trust 3792 DS, 1.165%, (-1.000*SOFR30A + 6.486%), 11/15/2040	155	0.0
2,227,764 (2)(7)	Freddie Mac REMIC Trust 3856 KS, 1.115%, (-1.000*SOFR30A + 6.436%), 05/15/2041	172,587	0.1
385,336 (2)(7)	Freddie Mac REMIC Trust 3925 SD, 0.615%, (-1.000*SOFR30A + 5.936%), 07/15/2040	8,011	0.0
1,003,201 (2)(7)	Freddie Mac REMIC Trust 4040 SW, 1.195%, (-1.000*SOFR30A + 6.516%), 05/15/2032	52,137	0.0
140,826 (2)(7)	Freddie Mac REMIC Trust 4077 SM, 1.265%, (-1.000*SOFR30A + 6.586%), 08/15/2040	605	0.0
8,559,836 (2)(7)	Freddie Mac REMIC Trust 4096 SB, 0.565%, (-1.000*SOFR30A + 5.886%), 08/15/2042	656,236	0.2
466,631 (7)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	34,895	0.0
716,466 (7)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	73,792	0.0
5,385,092 (2)(7)	Freddie Mac REMIC Trust 4480 WS, 0.745%, (-1.000*SOFR30A + 6.066%), 06/15/2045	464,189	0.2
2,114,105 (2)(7)	Freddie Mac REMIC Trust 4623 MS, 0.565%, (-1.000*SOFR30A + 5.886%), 10/15/2046	172,256	0.1
12,338,470 (7)	Freddie Mac REMIC Trust 4695 IO, 4.500%, 10/15/2041	2,466,672	0.9
1,175,077	Freddie Mac REMIC Trust 4800 MZ, 4.000%, 06/15/2048	1,031,502	0.4
1,271,581	Freddie Mac REMIC Trust 4879 ZA, 4.000%, 05/15/2049	1,104,917	0.4
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
74,168 (1)(2)	Freddie Mac STACR REMIC Trust 2020- HQA1 M2, 7.335%, (SOFR30A + 2.014%), 01/25/2050	$74,203	0.0
171,261 (1)(2)	Freddie Mac STACR REMIC Trust 2020- HQA2 M2, 8.535%, (SOFR30A + 3.214%), 03/25/2050	177,175	0.1
700,000 (1)(2)	Freddie Mac STACR REMIC Trust 2021- HQA3 M2, 7.421%, (SOFR30A + 2.100%), 09/25/2041	681,305	0.2
1,000,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022- DNA1 M1B, 7.171%, (SOFR30A + 1.850%), 01/25/2042	987,008	0.4
600,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022- DNA2 M1B, 7.721%, (SOFR30A + 2.400%), 02/25/2042	602,261	0.2
1,100,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022- HQA1 M2, 10.571%, (SOFR30A + 5.250%), 03/25/2042	1,157,769	0.4
950,000 (1)(2)	Freddie Mac STACR REMIC Trust 2023- HQA2 M1B, 8.671%, (SOFR30A + 3.350%), 06/25/2043	973,347	0.4
7,996,037 (7)	Freddie Mac Strips 324 C21, 6.000%, 06/15/2039	1,749,767	0.6
141,171 (2)(7)	Freddie Mac Strips 351 103, 4.000%, 01/15/2031	11,735	0.0
445,798 (2)(7)	Freddie Mac Strips 351 200, 3.500%, 02/15/2046	57,840	0.0
2,827,904 (7)	Freddie Mac Strips 351 C14, 3.500%, 02/15/2031	220,877	0.1
7,420,559 (7)	Freddie Mac Strips 351 C22, 3.500%, 02/15/2046	1,373,508	0.5
5,660,520 (7)	Freddie Mac Strips 351 C23, 4.000%, 02/15/2046	1,198,805	0.4
1,146,668 (2)(7)	Freddie Mac Strips 351 C30, 2.500%, 02/15/2031	50,791	0.0
1,408,624 (2)(7)	Freddie Mac Strips 351 C31, 3.000%, 02/15/2031	83,399	0.0

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
922,274 (2)(7)	Freddie Mac Strips 351 C32, 3.500%, 02/15/2031	$69,509	0.0
3,037,694 (2)(7)	Freddie Mac Strips 351 C33, 4.000%, 02/15/2046	523,250	0.2
6,010,918 (2)(7)	Freddie Mac Strips 351 C34, 3.500%, 02/15/2046	1,003,135	0.4
199,790 (1)(2)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	180,033	0.1
145,570 (2)	Ginnie Mae 2007- 8 SP, 4.366%, (-1.000*TSFR1M + 21.677%), 03/20/2037	155,534	0.1
9,538,954 (2)(7)	Ginnie Mae 2009- 106 CM, 1.151%, (-1.000*TSFR1M + 6.486%), 01/16/2034	249,051	0.1
802,731 (2)(7)	Ginnie Mae 2010- 116 NS, 1.201%, (-1.000*TSFR1M + 6.536%), 09/16/2040	44,682	0.0
99,624 (7)	Ginnie Mae 2010- 6 IA, 5.000%, 11/20/2039	4,888	0.0
409,654 (7)	Ginnie Mae 2011- 116 BI, 4.000%, 08/16/2026	9,281	0.0
745,762 (7)	Ginnie Mae 2013- 115 NI, 4.500%, 01/16/2043	88,735	0.0
304,969 (7)	Ginnie Mae 2013- 5 NI, 3.000%, 01/20/2028	10,784	0.0
8,737,728 (7)	Ginnie Mae 2015- 10 IX, 4.500%, 01/20/2045	1,822,314	0.7
802,884 (7)	Ginnie Mae 2015- 178 GI, 4.000%, 05/20/2044	76,181	0.0
3,501,488 (7)	Ginnie Mae 2016- 161 CI, 5.500%, 11/20/2046	626,439	0.2
5,989,888 (7)	Ginnie Mae 2019- 89 QI, 4.000%, 04/20/2046	974,808	0.4
159,826 (2)	GreenPoint Mortgage Funding Trust 2006- AR3 4A1, 5.859%, (TSFR1M + 0.534%), 04/25/2036	133,030	0.1
10,202 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	9,060	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
13,356 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	$11,690	0.0
789,204 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ3 A4, 2.500%, 08/25/2051	565,808	0.2
359,760 (1)(2)	GS Mortgage-Backed Securities Trust 2022- PJ1 A4, 2.500%, 05/28/2052	257,924	0.1
1,415,027 (1)(2)	GS Mortgage-Backed Securities Trust 2022- PJ6 A24, 3.000%, 01/25/2053	1,061,063	0.4
452,743 (1)(2)	J.P. Morgan Mortgage Trust 2022-4 A17A, 3.000%, 10/25/2052	339,491	0.1
732,947 (1)(2)	J.P. Morgan Mortgage Trust 2022-6 A3, 3.000%, 11/25/2052	563,292	0.2
2,306,947 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 A3A, 5.000%, 07/25/2053	2,097,457	0.8
347,023 (1)(2)	JP Morgan Mortgage Trust 2019-8 A5, 3.500%, 03/25/2050	289,215	0.1
53,701 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	44,734	0.0
89,501 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	74,750	0.0
195 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	194	0.0
11,328 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 03/25/2050	10,903	0.0
69,268 (1)(2)	JP Morgan Mortgage Trust 2020-5 A15, 3.000%, 12/25/2050	54,844	0.0
169,717 (1)(2)	JP Morgan Trust 2015-3 A3, 3.500%, 05/25/2045	145,132	0.1
300,000 (1)(2)	Mill City Mortgage Loan Trust 2017- 1 M2, 3.250%, 11/25/2058	281,464	0.1
300,000 (1)(2)	Mill City Mortgage Loan Trust 2017- 2 M2, 3.250%, 07/25/2059	271,155	0.1

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
301,681 (1)(2)	Morgan Stanley Residential Mortgage Loan Trust 2021- 2 A9, 2.500%, 05/25/2051	$216,285	0.1
51,922 (1)(2)	OBX Trust 2019- INV2 A25, 4.000%, 05/27/2049	45,227	0.0
158,530 (1)(2)	OBX Trust 2020- INV1 A21, 3.500%, 12/25/2049	132,255	0.1
542,826 (1)(2)	RATE Mortgage Trust 2021-HB1 A31, 2.500%, 12/25/2051	389,171	0.1
833,917 (1)(2)	RCKT Mortgage Trust 2021-1 A1, 2.500%, 03/25/2051	613,439	0.2
19,845 (1)(2)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	17,291	0.0
300,000 (1)(2)	Sequoia Mortgage Trust 2020-4 A8, 2.500%, 11/25/2050	187,246	0.1
1,940 (2)	Structured Asset Securities Corp. 2004-4XS 1A6, 4.919%, 02/25/2034	1,858	0.0
1,000,000 (1)(2)	Verus Securitization Trust 2021-1 M1, 1.968%, 01/25/2066	625,541	0.2
5,715,611 (2)(7)	WaMu Mortgage Pass- Through Certificates 2005-AR11 X, 1.410%, 08/25/2045	5,001	0.0
37,415 (2)	WaMu Mortgage Pass- Through Certificates 2006-AR12 1A1, 4.493%, 10/25/2036	32,726	0.0
129,798 (2)	WaMu Mortgage Pass- Through Certificates 2006-AR8 1A4, 4.410%, 08/25/2046	111,885	0.0
268,441 (2)	WaMu Mortgage Pass- Through Certificates 2007-HY2 1A1, 3.918%, 12/25/2036	230,905	0.1
66,567 (2)	Wells Fargo Alternative Loan Trust 2007-PA2 2A1, 5.869%, (TSFR1M + 0.544%), 06/25/2037	53,382	0.0
373,605 (1)(2)	Wells Fargo Mortgage Backed Securities Trust 2021-1 A17, 2.500%, 12/25/2050	267,850	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
282,158 (1)(2)	WinWater Mortgage Loan Trust 2015- 5 B4, 3.752%, 08/20/2045	$241,348	0.1
		40,453,566	14.3

	Total Collateralized Mortgage Obligations (Cost $47,736,455)	40,453,566	14.3

ASSET-BACKED SECURITIES: 8.8%
	United States: 8.8%
250,000 (1)(2)	AIG CLO LLC 2021- 1A C, 7.424%, (TSFR3M + 2.012%), 04/22/2034	242,995	0.1
1,550,000 (1)(2)	Allegro CLO IV Ltd. 2016-1A CR2, 7.655%, (TSFR3M + 2.262%), 01/15/2030	1,534,139	0.5
400,000 (1)(2)	Apidos CLO XXIV 2016-24A BRR, 7.727%, (TSFR3M + 2.312%), 10/20/2030	390,442	0.1
1,000,000 (1)(2)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A, 6.799%, (TSFR1M + 1.464%), 11/15/2036	993,965	0.4
300,000 (1)(2)	Ares XXVIIIR CLO Ltd. 2018-28RA A2, 7.064%, (TSFR3M + 1.662%), 10/17/2030	296,456	0.1
750,000 (1)(2)	Barings Clo Ltd. 2019-4A C, 8.455%, (TSFR3M + 3.062%), 01/15/2033	748,127	0.3
500,000 (1)(2)	BlueMountain CLO Ltd. 2013-2A CR, 7.624%, (TSFR3M + 2.212%), 10/22/2030	489,491	0.2
250,000 (1)(2)	BlueMountain CLO XXVIII Ltd. 2021-28A C, 7.655%, (TSFR3M + 2.262%), 04/15/2034	241,677	0.1
650,000 (1)(2)	BlueMountain CLO XXXI Ltd. 2021-31A A1, 6.808%, (TSFR3M + 1.412%), 04/19/2034	643,493	0.2
500,000 (1)(2)	BlueMountain CLO XXXI Ltd. 2021-31A A2, 7.058%, (TSFR3M + 1.662%), 04/19/2034	489,191	0.2
300,000 (1)(2)	Carlyle US Clo Ltd. 2017-2A A2R, 7.277%, (TSFR3M + 1.862%), 07/20/2031	295,883	0.1

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States: (continued)
450,000 (1)(2)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 7.114%, (TSFR3M + 1.712%), 10/17/2034	$442,025	0.2
750,000 (1)(2)	CIFC Funding Ltd. 2013-1A BR, 8.055%, (TSFR3M + 2.662%), 07/16/2030	736,659	0.3
865,000 (1)(2)	CIFC Funding Ltd. 2015-4A BR2, 7.577%, (TSFR3M + 2.162%), 04/20/2034	837,616	0.3
353,487 (2)	Citigroup Mortgage Loan Trust 2006- WF1 A2E, 4.578%, 03/25/2036	162,787	0.1
1,000,000 (1)(2)	Dryden 49 Senior Loan Fund 2017- 49A CR, 7.707%, (TSFR3M + 2.312%), 07/18/2030	967,778	0.3
1,000,000 (1)(2)	Galaxy XV CLO Ltd. 2013-15A CRR, 7.505%, (TSFR3M + 2.112%), 10/15/2030	971,122	0.3
600,000 (1)(2)	Galaxy XXI CLO Ltd. 2015-21A CR, 7.427%, (TSFR3M + 2.012%), 04/20/2031	579,801	0.2
300,000 (1)(2)	Invesco US CLO Ltd. 2023-1A C, 9.062%, (TSFR3M + 3.650%), 04/22/2035	301,476	0.1
400,000 (1)(2)	LCM XXIV Ltd. 24A CR, 7.577%, (TSFR3M + 2.162%), 03/20/2030	385,279	0.1
500,000 (1)(2)	Madison Park Funding XXXI Ltd. 2018-31A C, 7.824%, (TSFR3M + 2.412%), 01/23/2031	495,569	0.2
600,000 (1)(2)	MF1 Ltd. 2021-FL7 D, 7.999%, (TSFR1M + 2.664%), 10/16/2036	571,710	0.2
1,100,000 (1)(2)	Neuberger Berman Loan Advisers CLO 30 Ltd. 2018-30A CR, 7.427%, (TSFR3M + 2.012%), 01/20/2031	1,066,044	0.4
600,000 (1)(2)	Neuberger Berman Loan Advisers Clo 40 Ltd. 2021-40A C, 7.405%, (TSFR3M + 2.012%), 04/16/2033	583,576	0.2
800,000 (1)(2)	Oaktree CLO Ltd. 2019-1A A1R, 6.784%, (TSFR3M + 1.372%), 04/22/2030	794,590	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States: (continued)
1,000,000 (1)(2)	OCP CLO Ltd. 2014- 5A BR, 7.441%, (TSFR3M + 2.062%), 04/26/2031	$962,927	0.3
1,000,000 (1)(2)	Octagon Investment Partners XXI Ltd. 2014-1A BR3, 7.381%, (TSFR3M + 2.012%), 02/14/2031	964,936	0.3
250,000 (1)(2)	OHA Credit Funding 8 Ltd. 2021-8A C, 7.557%, (TSFR3M + 2.162%), 01/18/2034	245,283	0.1
1,000,000 (1)(2)	OHA Credit Partners VII Ltd. 2012- 7A CR3, 7.441%, (TSFR3M + 2.062%), 02/20/2034	976,073	0.3
1,000,000 (1)(2)	Palmer Square CLO Ltd. 2015-1A BR4, 7.491%, (TSFR3M + 2.112%), 05/21/2034	973,478	0.3
250,000 (1)(2)	Rad CLO 10 Ltd. 2021-10A C, 7.424%, (TSFR3M + 2.012%), 04/23/2034	242,059	0.1
1,000,000 (1)(2)	Recette Clo Ltd. 2015-1A CRR, 7.427%, (TSFR3M + 2.012%), 04/20/2034	961,836	0.3
650,000 (1)(2)	Shackleton CLO Ltd. 2019-15A CR, 7.805%, (TSFR3M + 2.412%), 01/15/2032	630,258	0.2
1,000,000 (1)(2)	Sound Point CLO IX Ltd. 2015-2A ARRR, 6.887%, (TSFR3M + 1.472%), 07/20/2032	991,246	0.4
1,000,000 (1)(2)	Sound Point Clo XV Ltd. 2017-1A CR, 7.724%, (TSFR3M + 2.312%), 01/23/2029	998,794	0.4
300,000 (1)(2)	Symphony CLO XXVI Ltd. 2021-26A CR, 7.677%, (TSFR3M + 2.262%), 04/20/2033	289,976	0.1
350,000 (1)(2)	TCI-Flatiron Clo Ltd. 2018-1A CR, 7.402%, (TSFR3M + 2.012%), 01/29/2032	342,458	0.1
450,000 (1)(2)	TCW CLO Ltd. 2021-1A C, 7.577%, (TSFR3M + 2.162%), 03/18/2034	431,925	0.2

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States: (continued)
600,000 (1)(2)	Venture XXVII CLO Ltd. 2017-27A CR, 7.977%, (TSFR3M + 2.562%), 07/20/2030	$578,983	0.2
		24,852,123	8.8

	Total Asset-Backed Securities (Cost $25,365,939)	24,852,123	8.8

U.S. TREASURY OBLIGATIONS: 8.5%
	United States Treasury Bonds: 0.9%
222,700	2.875%, 05/15/2052	148,670	0.1
96,700	3.250%, 05/15/2042	73,670	0.0
1,422,700	3.625%, 05/15/2053	1,109,261	0.4
1,328,500	4.375%, 08/15/2043	1,185,063	0.4
		2,516,664	0.9

	United States Treasury Notes: 7.6%
771,000	0.250%, 06/15/2024	746,447	0.3
322,400	0.500%, 11/30/2023	321,156	0.1
1,055,800	0.875%, 01/31/2024	1,044,017	0.4
1,027,800	1.250%, 09/30/2028	866,624	0.3
439,000	1.500%, 01/31/2027	394,860	0.1
408,600	1.500%, 11/30/2028	347,063	0.1
516,000	2.125%, 09/30/2024	500,764	0.2
151,000	2.750%, 08/15/2032	127,760	0.0
1,039,600	2.875%, 06/15/2025	1,002,564	0.4
3,513,100	3.875%, 08/15/2033	3,233,973	1.2
2,077,000	4.750%, 10/15/2026	2,061,666	0.7
2,325,900	4.875%, 10/31/2028	2,330,988	0.8
5,046,700	4.875%, 10/31/2030	5,037,237	1.8
3,371,000	5.125%, 10/31/2025	3,367,050	1.2
		21,382,169	7.6

	Total U.S. Treasury Obligations (Cost $24,470,780)	23,898,833	8.5

COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.2%
	United States: 8.2%
500,000 (2)	BANK 2017-BNK4 C, 4.372%, 05/15/2050	369,017	0.1
6,394,360 (2)(7)	BANK 2017- BNK5 XA, 0.944%, 06/15/2060	158,886	0.1
949,702 (2)(7)	BANK 2019- BN16 XA, 0.941%, 02/15/2052	36,854	0.0
8,679,867 (2)(7)	BBCMS Mortgage Trust 2022-C17 XA, 1.151%, 09/15/2055	630,108	0.2
1,190,000 (1)(2)	BDS Ltd. 2020-FL5 C, 7.499%, (TSFR1M + 2.164%), 02/16/2037	1,158,948	0.4
280,000 (1)	Benchmark Mortgage Trust 2019-B9 D, 3.000%, 03/15/2052	115,474	0.0
1,369,946 (2)(7)	Benchmark Mortgage Trust 2019-B9 XA, 1.017%, 03/15/2052	57,136	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States: (continued)
10,350,013 (2)(7)	Benchmark Mortgage Trust 2020-B21 XA, 1.447%, 12/17/2053	$694,020	0.2
6,415,590 (2)(7)	Benchmark Mortgage Trust 2021-B23 XA, 1.268%, 02/15/2054	387,634	0.1
191,565 (1)(2)	BX 2021-MFM1 D, 6.948%, (TSFR1M + 1.614%), 01/15/2034	186,081	0.1
700,000 (1)(2)	BX Commercial Mortgage Trust 2021- 21M E, 7.619%, (TSFR1M + 2.285%), 10/15/2036	666,879	0.2
1,888,000 (1)(2)	BX Commercial Mortgage Trust 2021- IRON E, 7.798%, (TSFR1M + 2.464%), 02/15/2038	1,760,723	0.6
500,000 (1)(2)	BX Trust 2021- LBA EJV, 7.449%, (TSFR1M + 2.114%), 02/15/2036	476,478	0.2
395,405 (1)(2)	BX Trust 2021-LBA EV, 7.449%, (TSFR1M + 2.114%), 02/15/2036	377,289	0.1
600,000 (1)(2)	BX Trust 2021-LGCY D, 6.750%, (TSFR1M + 1.416%), 10/15/2036	576,876	0.2
1,150,000 (1)(2)	BX Trust 2021-SDMF D, 6.835%, (TSFR1M + 1.501%), 09/15/2034	1,101,053	0.4
750,000 (1)(2)	BX Trust 2023-DELC A, 8.025%, (TSFR1M + 2.690%), 05/15/2038	752,603	0.3
440,000 (1)(2)	CAMB Commercial Mortgage Trust 2021- CX2 C, 2.771%, 11/10/2046	314,019	0.1
2,742,212 (2)(7)	CD Mortgage Trust 2016-CD1 XA, 1.363%, 08/10/2049	70,581	0.0
8,581,000 (2)(7)	Citigroup Commercial Mortgage Trust 2016- C2 XB, 0.798%, 08/10/2049	166,768	0.1
1,400,000 (2)	Citigroup Commercial Mortgage Trust 2016-P4 C, 3.940%, 07/10/2049	1,175,013	0.4
2,785,647 (2)(7)	Citigroup Commercial Mortgage Trust 2017- C4 XA, 1.025%, 10/12/2050	83,784	0.0
156,266 (1)(2)	COMM Mortgage Trust 2013-CR10 E, 4.363%, 08/10/2046	133,994	0.0
5,840,834 (2)(7)	COMM Mortgage Trust 2016-CR28 XA, 0.659%, 02/10/2049	67,746	0.0

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States: (continued)
12,066,655 (1)(2)(7)	Commercial Mortgage Pass Through Certificates 2012- LTRT XA, 0.790%, 10/05/2030	$82,521	0.0
350,000 (1)	CSAIL Commercial Mortgage Trust 2020-C19 E, 2.500%, 03/15/2053	124,894	0.0
960,000 (1)(2)	CSWF 2021-SOP2 D, 7.766%, (TSFR1M + 2.431%), 06/15/2034	719,525	0.3
3,438,659 (2)(7)	Freddie Mac Multifamily ML Certificates US XUS, 1.861%, 07/25/2037	435,360	0.2
7,058,941 (2)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.879%, 11/25/2030	318,349	0.1
25,193,067 (2)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K151 X1, 0.365%, 04/25/2030	470,698	0.2
3,519,886 (2)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.323%, 07/25/2035	338,989	0.1
5,508,699 (2)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K-1518 X1, 0.866%, 10/25/2035	351,571	0.1
1,800,000 (1)(8)	FREMF Mortgage Trust 2019-KG01 C, 0.000%, 05/25/2029	1,086,653	0.4
50,830,625 (1)(7)	FREMF Mortgage Trust 2019-KG01 X2A, 0.100%, 04/25/2029	145,167	0.1
5,680,000 (1)(7)	FREMF Mortgage Trust 2019-KG01 X2B, 0.100%, 05/25/2029	22,171	0.0
379,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 BK61, 0.000%, 11/27/2049	284,704	0.1
557,000 (1)	GAM RE-REMIC Trust 2022-FRR3 BK71, 2.020%, 11/27/2050	422,482	0.2
215,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 C728, 0.000%, 08/27/2050	196,532	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States: (continued)
220,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 CK47, 0.000%, 05/27/2048	$189,679	0.1
266,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 CK61, 0.000%, 11/27/2049	189,577	0.1
215,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 D728, 0.000%, 08/27/2050	193,548	0.1
173,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 DK41, 0.000%, 10/27/2047	157,314	0.1
220,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 DK47, 0.000%, 05/27/2048	187,029	0.1
1,760,000 (1)(2)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.591%, 10/10/2032	1,676,005	0.6
7,415,510 (2)(7)	GS Mortgage Securities Trust 2017- GS6 XA, 1.010%, 05/10/2050	209,261	0.1
600,000 (1)(2)	GS Mortgage Securities Trust 2019- GC40 DBD, 3.550%, 07/10/2052	586,565	0.2
460,000 (1)(2)	GS Mortgage Securities Trust 2019- GC40 DBE, 3.550%, 07/10/2052	449,187	0.2
3,558,944 (1)(2)(7)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.801%, 03/10/2050	60,924	0.0
1,492,836 (1)(2)	Med Trust 2021- MDLN D, 7.448%, (TSFR1M + 2.114%), 11/15/2038	1,434,850	0.5
21,550,000 (1)(2)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 2014-C19 XB, 0.431%, 12/15/2047	95,601	0.0
180,000 (1)	RFM Reremic Trust 2022-FRR1 AB55, 0.990%, 03/28/2049	146,378	0.1
150,000 (1)(2)	RFM Reremic Trust 2022-FRR1 AB60, 2.430%, 11/08/2049	122,895	0.0
230,000 (1)(2)	RFM Reremic Trust 2022-FRR1 AB64, 2.270%, 03/01/2050	185,145	0.1
60,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	46,858	0.0
70,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	51,682	0.0

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States: (continued)
5,116,522 (2)(7)	Wells Fargo Commercial Mortgage Trust 2020-C55 XA, 1.293%, 02/15/2053	$286,882	0.1
250,000 (1)(2)	WFRBS Commercial Mortgage Trust 2013- C14 D, 3.836%, 06/15/2046	90,625	0.0
8,427,433 (2)(7)	WFRBS Commercial Mortgage Trust 2014- C19 XA, 0.942%, 03/15/2047	6,225	0.0
300,000 (1)	WFRBS Commercial Mortgage Trust 2014- C21 D, 3.497%, 08/15/2047	227,448	0.1
		23,111,258	8.2

	Total Commercial Mortgage-Backed Securities (Cost $25,221,286)	23,111,258	8.2
PURCHASED OPTIONS(9): 0.1%
	Total Purchased Options (Cost $413,031)	239,952	0.1
	Total Long-Term Investments (Cost $309,895,254)	281,753,172	99.9

SHORT-TERM INVESTMENTS: 14.0%
	Commercial Paper: 13.1%
1,500,000	American Electric Power Co., Inc., 5.830%, 01/22/2024	1,480,379	0.5
1,500,000	American Honda Finance Corp., 5.740%, 12/21/2023	1,488,066	0.5
2,800,000	Autozone, Inc., 5.500%, 11/02/2023	2,799,156	1.0
2,500,000	BASF SE, 5.470%, 11/06/2023	2,497,755	0.9
500,000	BASF SE, 5.680%, 12/28/2023	495,530	0.2
1,600,000	Dominion Resources Inc., 5.640%, 12/11/2023	1,589,924	0.5
2,800,000	Duke Energy Co., 5.510%, 11/06/2023	2,797,467	1.0
2,000,000	EIDP, Inc., 5.560%, 11/02/2023	1,999,391	0.7
1,000,000	EIDP, Inc., 5.660%, 12/01/2023	995,218	0.3
2,500,000	Entergy Corp., 5.680%, 12/07/2023	2,485,678	0.9
2,800,000	Fiserv, Inc., 5.530%, 11/07/2023	2,797,033	1.0
2,800,000	Johnson Controls, 5.500%, 11/03/2023	2,798,734	1.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
1,600,000	Keurig Dr. Pepper, Inc., 5.470%, 11/09/2023	$1,597,844	0.6
2,800,000	PPG Industries, Inc., 5.590%, 11/20/2023	2,791,448	1.0
400,000	Sysco Corp., 5.440%, 11/01/2023	399,940	0.1
2,800,000	The Cigna Group, 5.500%, 11/01/2023	2,799,578	1.0
2,500,000	Verizon Communications, 5.680%, 12/04/2023	2,486,853	0.9
2,800,000	Volkswagen, 5.830%, 11/30/2023	2,786,653	1.0
	Total Commercial Paper (Cost $37,091,754)	37,086,647	13.1

	Repurchase Agreements: 0.6%
610,507 (10)	Citadel Securities LLC, Repurchase Agreement dated 10/31/2023, 5.380%, due 11/01/2023 (Repurchase Amount $610,597, collateralized by various U.S. Government Securities, 0.000%- 7.500%, Market Value plus accrued interest $622,810, due 11/09/23-08/15/53)	610,507	0.2
1,000,000 (10)	Industrial & Comm. Bank of China, Repurchase Agreement dated 10/31/2023, 5.340%, due 11/01/2023 (Repurchase Amount $1,000,146, collateralized by various U.S. Government Securities, 0.000%- 7.625%, Market Value plus accrued interest $1,020,000, due 11/02/23-08/15/53)	1,000,000	0.4
	Total Repurchase Agreements (Cost $1,610,507)	1,610,507	0.6

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
837,000 (11)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.250% (Cost $837,000)	$837,000	0.3

	Total Short-Term Investments (Cost $39,539,261)	$39,534,154	14.0
	Total Investments in Securities (Cost $349,434,515)	$321,287,326	113.9
	Liabilities in Excess of Other Assets	(39,120,107)	(13.9)
	Net Assets	$282,167,219	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of October 31, 2023.
(3)	Security, or a portion of the security, is on loan.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Represents or includes a TBA transaction.
(6)	Defaulted security.
(7)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(8)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(9)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(10)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(11)	Rate shown is the 7-day yield as of October 31, 2023.

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	EU Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
ZAR	South African Rand

Reference Rate Abbreviations:

SOFR30A	30-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

Sector Diversification	Percentage of Net Assets
U.S. Government Agency Obligations	19.1%
Sovereign Bonds	16.9
Collateralized Mortgage Obligations	14.3
Asset-Backed Securities	8.8
U.S. Treasury Obligations	8.5
Commercial Mortgage-Backed Securities	8.2
Financial	7.0
Consumer, Non-cyclical	3.8
Energy	2.9
Utilities	2.5
Industrial	1.8
Communications	1.5
Consumer, Cyclical	1.4
Government	1.1
Basic Materials	1.0
Technology	1.0
Purchased Options	0.1
Short-Term Investments	14.0
Liabilities in Excess of Other Assets	(13.9)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2023
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$67,691,129	$—	$67,691,129
U.S. Government Agency Obligations	—	53,889,539	—	53,889,539
Sovereign Bonds	—	47,616,772	—	47,616,772
Collateralized Mortgage Obligations	—	40,453,566	—	40,453,566
Asset-Backed Securities	—	24,852,123	—	24,852,123
U.S. Treasury Obligations	—	23,898,833	—	23,898,833
Commercial Mortgage-Backed Securities	—	23,111,258	—	23,111,258
Purchased Options	103,700	136,252	—	239,952
Short-Term Investments	837,000	38,697,154	—	39,534,154
Total Investments, at fair value	$940,700	$320,346,626	$—	$321,287,326
Other Financial Instruments+
Centrally Cleared Interest Rate Swaps	—	5,025,731	—	5,025,731
Forward Foreign Currency Contracts	—	2,834,443	—	2,834,443
Forward Premium Swaptions	—	463,951	—	463,951
Futures	642,015	—	—	642,015
Total Assets	$1,582,715	$328,670,751	$—	$330,253,466
Liabilities Table
Other Financial Instruments+
Centrally Cleared Credit Default Swaps	$—	$(69,675)	$—	$(69,675)
Centrally Cleared Interest Rate Swaps	—	(3,964,612)	—	(3,964,612)
Forward Foreign Currency Contracts	—	(3,805,116)	—	(3,805,116)
Forward Premium Swaptions	—	(627,890)	—	(627,890)
Futures	(1,253,060)	—	—	(1,253,060)
Written Options	(79,606)	(562,522)	—	(642,128)
Total Liabilities	$(1,332,666)	$(9,029,815)	$—	$(10,362,481)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At October 31, 2023, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,788,968	JPY	1,010,839,999	Bank of America N.A.	11/17/23	$103,208
USD	1,608,848	NZD	2,698,362	Bank of America N.A.	11/17/23	36,705
USD	1,830,266	CAD	2,489,876	Bank of America N.A.	11/17/23	34,427
USD	1,898,513	CAD	2,589,131	Bank of America N.A.	11/17/23	31,086
USD	1,232,644	JPY	183,010,328	Bank of America N.A.	11/17/23	22,202
USD	822,411	CAD	1,109,597	Bank of America N.A.	11/17/23	22,108
USD	1,670,259	GBP	1,367,340	Bank of America N.A.	11/17/23	8,173
EUR	1,992,989	USD	2,107,482	Bank of America N.A.	11/17/23	2,652
USD	2,062,429	GBP	1,694,762	Bank of America N.A.	11/17/23	2,342
USD	1,004,938	NOK	11,204,862	Bank of America N.A.	11/17/23	1,422
EUR	656,755	USD	695,141	Bank of America N.A.	11/17/23	218
USD	791,373	JPY	119,696,277	Bank of America N.A.	11/17/23	(306)
NZD	1,030,421	USD	603,053	Bank of America N.A.	11/17/23	(2,700)
USD	1,294,018	GBP	1,068,732	Bank of America N.A.	11/17/23	(5,092)
NZD	1,619,323	USD	948,569	Bank of America N.A.	11/17/23	(5,105)
USD	1,260,882	AUD	1,997,162	Bank of America N.A.	11/17/23	(6,671)
SEK	15,058,776	USD	1,362,414	Bank of America N.A.	11/17/23	(12,511)

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,011,294	AUD	3,188,936	Bank of America N.A.	11/17/23	$(12,651)
JPY	156,890,533	USD	1,055,161	Bank of America N.A.	11/17/23	(17,477)
JPY	224,484,127	USD	1,503,798	Bank of America N.A.	11/17/23	(19,046)
USD	2,109,528	CHF	1,934,543	Bank of America N.A.	11/17/23	(20,751)
JPY	227,947,560	USD	1,545,247	Bank of America N.A.	11/17/23	(37,588)
CAD	3,441,751	USD	2,530,476	Bank of America N.A.	11/17/23	(48,091)
NZD	8,368,091	USD	4,970,138	Bank of America N.A.	11/17/23	(94,650)
EUR	46,016,587	USD	48,506,913	Barclays Bank PLC	11/17/23	214,460
USD	1,023,085	CAD	1,390,980	Barclays Bank PLC	11/17/23	19,832
USD	1,448,362	CAD	1,985,584	Barclays Bank PLC	11/17/23	16,247
USD	535,328	JPY	79,962,976	Barclays Bank PLC	11/17/23	6,448
USD	397,760	GBP	323,342	Barclays Bank PLC	11/17/23	4,718
EUR	634,258	USD	666,874	Barclays Bank PLC	11/17/23	4,664
USD	889,149	AUD	1,393,700	Barclays Bank PLC	11/17/23	4,600
EUR	570,825	USD	600,075	Barclays Bank PLC	11/17/23	4,302
EUR	1,095,755	USD	1,157,974	Barclays Bank PLC	11/17/23	2,187
AUD	952,339	USD	604,505	Barclays Bank PLC	11/17/23	(77)
USD	481,251	GBP	395,995	Barclays Bank PLC	11/17/23	(105)
EUR	1,093,532	USD	1,157,931	Barclays Bank PLC	11/17/23	(123)
USD	325,852	GBP	268,604	Barclays Bank PLC	11/17/23	(653)
USD	641,407	EUR	606,556	Barclays Bank PLC	11/17/23	(801)
USD	456,572	GBP	376,289	Barclays Bank PLC	11/17/23	(831)
USD	974,078	GBP	802,337	Barclays Bank PLC	11/17/23	(1,212)
USD	983,812	AUD	1,552,346	Barclays Bank PLC	11/17/23	(1,426)
EUR	465,998	USD	495,121	Barclays Bank PLC	11/17/23	(1,732)
USD	1,279,083	EUR	1,209,783	Barclays Bank PLC	11/17/23	(1,809)
EUR	462,440	USD	493,072	Barclays Bank PLC	11/17/23	(3,451)
EUR	1,849,530	USD	1,963,941	Barclays Bank PLC	11/17/23	(5,699)
USD	2,381,588	EUR	2,254,886	Barclays Bank PLC	11/17/23	(5,836)
USD	1,101,795	EUR	1,047,234	Barclays Bank PLC	11/17/23	(6,994)
JPY	87,559,361	USD	587,148	Barclays Bank PLC	11/17/23	(8,024)
JPY	109,548,260	USD	736,117	Barclays Bank PLC	11/17/23	(11,558)
CAD	917,235	USD	678,929	Barclays Bank PLC	11/17/23	(17,368)
CHF	1,065,562	USD	1,195,259	Barclays Bank PLC	11/17/23	(21,883)
EUR	7,010,862	USD	7,452,409	Barclays Bank PLC	11/17/23	(29,458)
CAD	10,497,287	USD	7,778,390	Barclays Bank PLC	11/17/23	(207,153)
JPY	4,503,990,316	USD	30,388,017	Barclays Bank PLC	11/17/23	(598,337)
USD	1,960,581	MXN	34,761,490	Barclays Bank PLC	12/01/23	42,002
USD	2,997,612	MYR	14,107,661	Barclays Bank PLC	12/01/23	31,019
CLP	153,647,743	USD	169,335	Barclays Bank PLC	12/01/23	2,061
USD	301,645	COP	1,271,661,170	Barclays Bank PLC	12/01/23	(5,192)
USD	676,012	THB	24,888,520	Barclays Bank PLC	12/01/23	(18,235)
USD	959,476	RON	4,537,900	Barclays Bank PLC	12/08/23	(6,719)
USD	2,474,395	SEK	26,854,491	BNP Paribas	11/17/23	67,096
USD	3,919,477	JPY	583,506,613	BNP Paribas	11/17/23	60,127
USD	2,084,417	NOK	22,640,212	BNP Paribas	11/17/23	56,742
USD	3,261,653	CAD	4,448,538	BNP Paribas	11/17/23	53,117
USD	4,361,637	CHF	3,916,733	BNP Paribas	11/17/23	48,610
USD	1,278,394	NOK	13,951,268	BNP Paribas	11/17/23	28,908
USD	3,583,884	JPY	537,570,367	BNP Paribas	11/17/23	28,359
USD	3,223,954	CAD	4,432,056	BNP Paribas	11/17/23	27,305
USD	606,795	NOK	6,499,954	BNP Paribas	11/17/23	24,654
USD	1,998,835	SEK	22,040,819	BNP Paribas	11/17/23	23,045
USD	1,662,837	SEK	18,314,319	BNP Paribas	11/17/23	21,099
USD	1,431,465	CAD	1,955,608	BNP Paribas	11/17/23	20,970
USD	1,457,239	SEK	16,023,770	BNP Paribas	11/17/23	20,831
USD	2,124,551	CHF	1,910,842	BNP Paribas	11/17/23	20,371
USD	1,631,810	CHF	1,464,637	BNP Paribas	11/17/23	18,981
USD	1,585,277	NOK	17,507,324	BNP Paribas	11/17/23	17,307
USD	394,315	NOK	4,233,750	BNP Paribas	11/17/23	15,137
USD	915,505	AUD	1,420,582	BNP Paribas	11/17/23	13,895
USD	3,360,452	CHF	3,040,377	BNP Paribas	11/17/23	12,450

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,685,055	AUD	2,636,884	BNP Paribas	11/17/23	$11,486
USD	628,199	NOK	6,906,734	BNP Paribas	11/17/23	9,627
USD	1,050,935	CHF	947,373	BNP Paribas	11/17/23	7,707
USD	640,760	CHF	575,020	BNP Paribas	11/17/23	7,559
USD	1,716,307	AUD	2,693,247	BNP Paribas	11/17/23	6,965
USD	3,574,706	EUR	3,371,430	BNP Paribas	11/17/23	5,108
EUR	3,327,141	USD	3,518,396	BNP Paribas	11/17/23	4,309
USD	1,129,066	GBP	925,483	BNP Paribas	11/17/23	4,085
AUD	1,254,596	USD	792,333	BNP Paribas	11/17/23	3,930
GBP	1,747,412	USD	2,120,391	BNP Paribas	11/17/23	3,697
USD	1,036,558	NZD	1,773,803	BNP Paribas	11/17/23	3,090
USD	3,110,840	EUR	2,935,234	BNP Paribas	11/17/23	3,076
USD	895,039	GBP	734,044	BNP Paribas	11/17/23	2,763
USD	1,169,960	AUD	1,840,022	BNP Paribas	11/17/23	2,140
NOK	15,921,158	USD	1,424,560	BNP Paribas	11/17/23	1,351
USD	2,632,610	SEK	29,354,505	BNP Paribas	11/17/23	1,204
USD	1,652,581	CHF	1,499,879	BNP Paribas	11/17/23	944
SEK	15,178,385	USD	1,359,758	BNP Paribas	11/17/23	867
AUD	1,275,189	USD	808,740	BNP Paribas	11/17/23	593
CAD	540,472	USD	389,501	BNP Paribas	11/17/23	318
NOK	19,083,263	USD	1,709,346	BNP Paribas	11/17/23	(234)
USD	1,190,658	AUD	1,876,718	BNP Paribas	11/17/23	(452)
USD	2,290,829	EUR	2,164,181	BNP Paribas	11/17/23	(559)
USD	681,050	AUD	1,074,743	BNP Paribas	11/17/23	(1,064)
EUR	2,162,147	USD	2,290,304	BNP Paribas	11/17/23	(1,069)
USD	677,260	AUD	1,068,823	BNP Paribas	11/17/23	(1,097)
NZD	6,514,496	USD	3,796,789	BNP Paribas	11/17/23	(1,260)
GBP	649,850	USD	791,839	BNP Paribas	11/17/23	(1,906)
AUD	905,765	USD	577,447	BNP Paribas	11/17/23	(2,579)
USD	1,689,201	GBP	1,391,956	BNP Paribas	11/17/23	(2,808)
CHF	428,767	USD	477,576	BNP Paribas	11/17/23	(5,426)
CHF	497,797	USD	554,568	BNP Paribas	11/17/23	(6,404)
NOK	7,987,300	USD	721,820	BNP Paribas	11/17/23	(6,472)
EUR	3,026,151	USD	3,210,767	BNP Paribas	11/17/23	(6,743)
CHF	514,123	USD	573,487	BNP Paribas	11/17/23	(7,345)
CHF	790,506	USD	878,004	BNP Paribas	11/17/23	(7,515)
CHF	486,470	USD	545,678	BNP Paribas	11/17/23	(9,987)
AUD	1,216,951	USD	782,691	BNP Paribas	11/17/23	(10,320)
CHF	481,394	USD	541,254	BNP Paribas	11/17/23	(11,153)
CHF	902,315	USD	1,008,208	BNP Paribas	11/17/23	(14,597)
SEK	11,402,679	USD	1,036,974	BNP Paribas	11/17/23	(14,812)
GBP	3,127,759	USD	3,817,570	BNP Paribas	11/17/23	(15,586)
AUD	5,497,472	USD	3,505,973	BNP Paribas	11/17/23	(16,854)
CHF	734,701	USD	826,614	BNP Paribas	11/17/23	(17,576)
JPY	206,619,158	USD	1,384,181	BNP Paribas	11/17/23	(17,589)
USD	2,684,097	CHF	2,454,259	BNP Paribas	11/17/23	(18,483)
AUD	2,391,956	USD	1,538,280	BNP Paribas	11/17/23	(20,161)
SEK	12,995,085	USD	1,186,148	BNP Paribas	11/17/23	(21,238)
USD	2,592,664	EUR	2,473,307	BNP Paribas	11/17/23	(26,021)
CAD	2,519,701	USD	1,844,823	BNP Paribas	11/17/23	(27,473)
JPY	306,113,489	USD	2,053,474	BNP Paribas	11/17/23	(28,820)
CAD	5,087,029	USD	3,702,183	BNP Paribas	11/17/23	(33,131)
CAD	3,370,685	USD	2,466,057	BNP Paribas	11/17/23	(34,929)
JPY	330,377,118	USD	2,220,701	BNP Paribas	11/17/23	(35,566)
SEK	21,518,381	USD	1,967,193	BNP Paribas	11/17/23	(38,235)
NOK	26,463,852	USD	2,420,182	BNP Paribas	11/17/23	(50,059)
CHF	2,481,799	USD	2,791,390	BNP Paribas	11/17/23	(58,482)
CAD	8,245,235	USD	6,015,294	BNP Paribas	11/17/23	(68,366)
JPY	480,915,055	USD	3,255,206	BNP Paribas	11/17/23	(74,403)
NOK	36,221,922	USD	3,351,464	BNP Paribas	11/17/23	(107,401)
NZD	6,462,971	USD	3,883,057	BNP Paribas	11/17/23	(117,547)
BRL	6,166,984	USD	1,205,148	BNP Paribas	12/01/23	13,573

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	547,037	USD	69,934	BNP Paribas	12/01/23	$20
USD	282,622	NOK	3,065,088	Brown Brothers Harriman & Co.	11/17/23	8,110
USD	208,583	JPY	31,126,692	Brown Brothers Harriman & Co.	11/17/23	2,709
DKK	3,626,352	USD	512,890	Brown Brothers Harriman & Co.	11/17/23	1,621
SGD	804,588	USD	587,736	Brown Brothers Harriman & Co.	12/01/23	719
PLN	810,418	USD	184,883	Brown Brothers Harriman & Co.	12/08/23	7,372
USD	133,343	CZK	3,103,204	Brown Brothers Harriman & Co.	12/08/23	(150)
USD	1,944,338	JPY	288,086,199	Citibank N.A.	11/17/23	38,917
USD	1,733,660	JPY	257,880,260	Citibank N.A.	11/17/23	28,023
USD	1,397,759	CAD	1,913,597	Citibank N.A.	11/17/23	17,566
USD	572,921	CAD	776,506	Citibank N.A.	11/17/23	12,861
USD	617,968	SEK	6,765,901	Citibank N.A.	11/17/23	11,457
CHF	1,471,256	USD	1,613,867	Citibank N.A.	11/17/23	6,250
USD	444,120	JPY	66,311,705	Citibank N.A.	11/17/23	5,530
USD	205,585	SEK	2,246,515	Citibank N.A.	11/17/23	4,202
AUD	1,235,897	USD	782,473	Citibank N.A.	11/17/23	1,923
AUD	1,332,515	USD	844,623	Citibank N.A.	11/17/23	1,093
USD	734,427	EUR	695,305	Citibank N.A.	11/17/23	(1,747)
CAD	2,037,096	USD	1,473,168	Citibank N.A.	11/17/23	(3,899)
SEK	7,765,337	USD	700,325	Citibank N.A.	11/17/23	(4,222)
NZD	307,736	USD	186,055	Citibank N.A.	11/17/23	(6,759)
NZD	1,710,577	USD	1,013,904	Citibank N.A.	11/17/23	(17,274)
USD	2,212,681	BRL	11,436,527	Citibank N.A.	12/01/23	(47,408)
PLN	114,375	USD	26,519	Citibank N.A.	12/08/23	614
USD	1	JPY	200	Deutsche Bank AG	11/17/23	—
HUF	53,585,311	USD	143,604	Deutsche Bank AG	12/08/23	3,768
USD	4,433,606	CAD	5,985,279	Goldman Sachs International	11/17/23	116,685
USD	3,131,815	CAD	4,254,931	Goldman Sachs International	11/17/23	62,919
USD	1,283,428	SEK	14,073,730	Goldman Sachs International	11/17/23	21,827
USD	669,308	JPY	99,326,072	Goldman Sachs International	11/17/23	12,359
CHF	1,744,542	USD	1,914,309	Goldman Sachs International	11/17/23	6,746
USD	598,356	CAD	820,625	Goldman Sachs International	11/17/23	6,475
USD	383,485	NZD	648,948	Goldman Sachs International	11/17/23	5,390
NOK	11,508,709	USD	1,027,216	Goldman Sachs International	11/17/23	3,512
AUD	1,993,222	USD	1,262,033	Goldman Sachs International	11/17/23	3,020
AUD	757,148	USD	478,689	Goldman Sachs International	11/17/23	1,855
USD	1,921,832	EUR	1,814,414	Goldman Sachs International	11/17/23	770
USD	710,526	GBP	584,076	Goldman Sachs International	11/17/23	546
SEK	9,969,040	USD	893,228	Goldman Sachs International	11/17/23	420
AUD	1,238,307	USD	785,841	Goldman Sachs International	11/17/23	84
USD	543,871	CAD	754,534	Goldman Sachs International	11/17/23	(342)
USD	372,677	CHF	338,841	Goldman Sachs International	11/17/23	(448)
EUR	593,531	USD	628,889	Goldman Sachs International	11/17/23	(470)
EUR	636,429	USD	674,840	Goldman Sachs International	11/17/23	(1,004)
USD	452,832	EUR	428,646	Goldman Sachs International	11/17/23	(1,010)
EUR	614,228	USD	652,038	Goldman Sachs International	11/17/23	(1,706)
NZD	1,478,944	USD	864,689	Goldman Sachs International	11/17/23	(3,014)
CHF	599,462	USD	665,484	Goldman Sachs International	11/17/23	(5,368)
AUD	715,977	USD	460,984	Goldman Sachs International	11/17/23	(6,570)
NOK	3,761,297	USD	343,570	Goldman Sachs International	11/17/23	(6,706)
CAD	834,691	USD	609,009	Goldman Sachs International	11/17/23	(6,983)
NZD	1,856,391	USD	1,090,398	Goldman Sachs International	11/17/23	(8,812)
CHF	1,314,693	USD	1,457,811	Goldman Sachs International	11/17/23	(10,097)
NOK	3,056,659	USD	285,140	Goldman Sachs International	11/17/23	(11,383)
USD	1,542,074	AUD	2,448,696	Goldman Sachs International	11/17/23	(12,057)
CAD	712,076	USD	527,140	Goldman Sachs International	11/17/23	(13,550)
CAD	3,626,952	USD	2,655,927	Goldman Sachs International	11/17/23	(39,964)
NZD	3,551,555	USD	2,129,146	Goldman Sachs International	11/17/23	(59,910)
SEK	38,252,763	USD	3,503,776	Goldman Sachs International	11/17/23	(74,709)
JPY	841,314,954	USD	5,639,279	Goldman Sachs International	11/17/23	(74,768)
USD	916,302	PEN	3,496,141	Goldman Sachs International	12/01/23	7,371
USD	616,265	MXN	11,230,650	Goldman Sachs International	12/01/23	(3,585)

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	4,039,401,296	USD	2,983,927	HSBC Bank USA N.A.	12/01/23	$6,943
USD	3,717,308	NZD	6,209,381	Morgan Stanley Capital Services LLC	11/17/23	99,547
USD	3,073,744	NZD	5,125,539	Morgan Stanley Capital Services LLC	11/17/23	87,460
USD	4,398,478	JPY	652,233,653	Morgan Stanley Capital Services LLC	11/17/23	84,563
USD	1,789,028	NOK	19,068,401	Morgan Stanley Capital Services LLC	11/17/23	81,248
USD	2,873,880	CAD	3,900,500	Morgan Stanley Capital Services LLC	11/17/23	60,620
USD	2,344,935	SEK	25,578,379	Morgan Stanley Capital Services LLC	11/17/23	52,029
USD	3,341,311	NZD	5,645,784	Morgan Stanley Capital Services LLC	11/17/23	51,917
USD	2,400,914	JPY	356,177,701	Morgan Stanley Capital Services LLC	11/17/23	45,132
USD	1,506,831	SEK	16,411,012	Morgan Stanley Capital Services LLC	11/17/23	35,710
USD	3,010,739	CAD	4,125,002	Morgan Stanley Capital Services LLC	11/17/23	35,554
USD	2,159,777	NZD	3,659,132	Morgan Stanley Capital Services LLC	11/17/23	27,863
USD	998,116	CAD	1,352,820	Morgan Stanley Capital Services LLC	11/17/23	22,386
USD	1,010,230	NZD	1,695,816	Morgan Stanley Capital Services LLC	11/17/23	22,199
USD	1,545,210	NZD	2,616,835	Morgan Stanley Capital Services LLC	11/17/23	20,567
USD	729,783	NZD	1,223,789	Morgan Stanley Capital Services LLC	11/17/23	16,769
CHF	3,119,655	USD	3,420,114	Morgan Stanley Capital Services LLC	11/17/23	15,187
EUR	2,583,995	USD	2,721,011	Morgan Stanley Capital Services LLC	11/17/23	14,867
USD	1,713,351	JPY	256,918,726	Morgan Stanley Capital Services LLC	11/17/23	14,074
CHF	1,430,746	USD	1,567,495	Morgan Stanley Capital Services LLC	11/17/23	8,014
CHF	3,396,279	USD	3,732,554	Morgan Stanley Capital Services LLC	11/17/23	7,360
AUD	2,667,935	USD	1,686,014	Morgan Stanley Capital Services LLC	11/17/23	7,263
USD	2,253,778	AUD	3,542,084	Morgan Stanley Capital Services LLC	11/17/23	5,698
USD	245,699	NOK	2,694,663	Morgan Stanley Capital Services LLC	11/17/23	4,362
USD	309,147	GBP	251,712	Morgan Stanley Capital Services LLC	11/17/23	3,175
NZD	3,682,034	USD	2,142,392	Morgan Stanley Capital Services LLC	11/17/23	2,866
GBP	638,235	USD	773,468	Morgan Stanley Capital Services LLC	11/17/23	2,346
USD	219,518	CAD	304,245	Morgan Stanley Capital Services LLC	11/17/23	79
GBP	412,883	USD	501,976	Morgan Stanley Capital Services LLC	11/17/23	(92)
CAD	274,097	USD	200,249	Morgan Stanley Capital Services LLC	11/17/23	(2,555)
NOK	2,748,566	USD	250,082	Morgan Stanley Capital Services LLC	11/17/23	(3,919)
NZD	1,390,322	USD	813,976	Morgan Stanley Capital Services LLC	11/17/23	(3,936)
CHF	1,931,376	USD	2,131,916	Morgan Stanley Capital Services LLC	11/17/23	(5,123)
CHF	1,691,211	USD	1,867,592	Morgan Stanley Capital Services LLC	11/17/23	(5,265)
GBP	588,723	USD	721,043	Morgan Stanley Capital Services LLC	11/17/23	(5,413)
CHF	461,612	USD	514,296	Morgan Stanley Capital Services LLC	11/17/23	(5,978)
USD	1,790,295	NZD	3,083,207	Morgan Stanley Capital Services LLC	11/17/23	(6,069)
USD	2,070,090	GBP	1,709,039	Morgan Stanley Capital Services LLC	11/17/23	(7,352)
USD	3,355,619	NZD	5,773,307	Morgan Stanley Capital Services LLC	11/17/23	(8,073)
NOK	5,164,219	USD	471,155	Morgan Stanley Capital Services LLC	11/17/23	(8,644)
CAD	1,439,491	USD	1,049,060	Morgan Stanley Capital Services LLC	11/17/23	(10,818)
CAD	872,122	USD	641,744	Morgan Stanley Capital Services LLC	11/17/23	(12,720)
USD	2,155,965	EUR	2,050,139	Morgan Stanley Capital Services LLC	11/17/23	(14,678)
JPY	160,703,223	USD	1,078,174	Morgan Stanley Capital Services LLC	11/17/23	(15,273)
JPY	212,340,132	USD	1,427,601	Morgan Stanley Capital Services LLC	11/17/23	(23,170)
CAD	2,296,872	USD	1,682,985	Morgan Stanley Capital Services LLC	11/17/23	(26,351)
NZD	2,727,888	USD	1,616,307	Morgan Stanley Capital Services LLC	11/17/23	(26,962)
NZD	2,398,462	USD	1,426,588	Morgan Stanley Capital Services LLC	11/17/23	(29,176)
NOK	15,949,135	USD	1,458,243	Morgan Stanley Capital Services LLC	11/17/23	(29,826)
CHF	1,381,970	USD	1,552,570	Morgan Stanley Capital Services LLC	11/17/23	(30,772)
SEK	17,591,926	USD	1,608,175	Morgan Stanley Capital Services LLC	11/17/23	(31,194)
NZD	2,980,230	USD	1,772,569	Morgan Stanley Capital Services LLC	11/17/23	(36,203)
JPY	459,344,614	USD	3,080,108	Morgan Stanley Capital Services LLC	11/17/23	(41,973)
JPY	287,146,998	USD	1,942,776	Morgan Stanley Capital Services LLC	11/17/23	(43,568)
USD	7,270,605	CHF	6,644,759	Morgan Stanley Capital Services LLC	11/17/23	(46,469)
JPY	557,539,784	USD	3,740,090	Morgan Stanley Capital Services LLC	11/17/23	(52,486)
CAD	6,273,533	USD	4,578,904	Morgan Stanley Capital Services LLC	11/17/23	(54,078)
SEK	41,036,387	USD	3,732,712	Morgan Stanley Capital Services LLC	11/17/23	(54,115)
JPY	418,569,242	USD	2,837,644	Morgan Stanley Capital Services LLC	11/17/23	(69,200)
IDR	2,061,305,761	USD	132,374	Morgan Stanley Capital Services LLC	12/01/23	(3,025)
ILS	1,073,195	USD	280,482	Morgan Stanley Capital Services LLC	12/08/23	(14,494)
USD	528,651	NZD	875,683	Standard Chartered Bank	11/17/23	18,453

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	854,802	JPY	126,856,916	Standard Chartered Bank	11/17/23	$15,762
USD	949,631	AUD	1,473,537	Standard Chartered Bank	11/17/23	14,411
USD	646,910	JPY	96,182,343	Standard Chartered Bank	11/17/23	10,754
USD	277,285	NZD	460,671	Standard Chartered Bank	11/17/23	8,885
USD	479,990	CAD	653,303	Standard Chartered Bank	11/17/23	8,791
USD	388,987	JPY	57,495,059	Standard Chartered Bank	11/17/23	8,711
USD	345,408	NZD	578,999	Standard Chartered Bank	11/17/23	8,067
USD	235,921	NZD	391,826	Standard Chartered Bank	11/17/23	7,632
GBP	10,765,940	USD	13,079,267	Standard Chartered Bank	11/17/23	7,397
USD	492,495	JPY	73,421,668	Standard Chartered Bank	11/17/23	6,879
USD	322,396	NZD	542,784	Standard Chartered Bank	11/17/23	6,155
EUR	697,813	USD	733,448	Standard Chartered Bank	11/17/23	5,381
USD	256,546	JPY	38,000,613	Standard Chartered Bank	11/17/23	5,208
USD	345,537	JPY	51,550,261	Standard Chartered Bank	11/17/23	4,581
USD	301,930	JPY	45,132,185	Standard Chartered Bank	11/17/23	3,422
EUR	752,802	USD	793,789	Standard Chartered Bank	11/17/23	3,262
USD	261,986	GBP	213,215	Standard Chartered Bank	11/17/23	2,810
USD	448,221	GBP	366,617	Standard Chartered Bank	11/17/23	2,575
USD	635,797	GBP	522,043	Standard Chartered Bank	11/17/23	1,221
USD	224,771	GBP	184,152	Standard Chartered Bank	11/17/23	922
AUD	884,097	USD	560,360	Standard Chartered Bank	11/17/23	756
EUR	618,193	USD	653,866	Standard Chartered Bank	11/17/23	664
USD	259,536	GBP	212,975	Standard Chartered Bank	11/17/23	653
USD	270,957	AUD	425,993	Standard Chartered Bank	11/17/23	589
USD	739,194	GBP	607,629	Standard Chartered Bank	11/17/23	584
EUR	258,892	USD	274,286	Standard Chartered Bank	11/17/23	(176)
AUD	456,443	USD	289,882	Standard Chartered Bank	11/17/23	(188)
USD	262,074	GBP	215,759	Standard Chartered Bank	11/17/23	(193)
EUR	212,148	USD	224,857	Standard Chartered Bank	11/17/23	(239)
NZD	382,584	USD	223,160	Standard Chartered Bank	11/17/23	(255)
USD	186,087	CHF	169,297	Standard Chartered Bank	11/17/23	(340)
GBP	327,933	USD	399,037	Standard Chartered Bank	11/17/23	(414)
EUR	368,835	USD	390,993	Standard Chartered Bank	11/17/23	(479)
GBP	220,173	USD	268,559	Standard Chartered Bank	11/17/23	(925)
CHF	250,813	USD	278,251	Standard Chartered Bank	11/17/23	(2,061)
EUR	286,549	USD	305,816	Standard Chartered Bank	11/17/23	(2,424)
USD	269,325	CHF	246,899	Standard Chartered Bank	11/17/23	(2,555)
AUD	804,167	USD	513,367	Standard Chartered Bank	11/17/23	(2,980)
NZD	1,355,197	USD	792,682	Standard Chartered Bank	11/17/23	(3,106)
NZD	638,539	USD	375,974	Standard Chartered Bank	11/17/23	(3,943)
CHF	391,411	USD	435,050	Standard Chartered Bank	11/17/23	(4,037)
AUD	658,116	USD	422,505	Standard Chartered Bank	11/17/23	(4,814)
NZD	596,350	USD	352,300	Standard Chartered Bank	11/17/23	(4,850)
CHF	444,517	USD	494,516	Standard Chartered Bank	11/17/23	(5,022)
JPY	48,068,671	USD	323,687	Standard Chartered Bank	11/17/23	(5,758)
CAD	636,814	USD	465,290	Standard Chartered Bank	11/17/23	(5,984)
CAD	1,145,859	USD	834,510	Standard Chartered Bank	11/17/23	(8,052)
GBP	1,208,410	USD	1,487,960	Standard Chartered Bank	11/17/23	(19,063)
AUD	8,224,911	USD	5,257,411	Standard Chartered Bank	11/17/23	(37,249)
JPY	657,262,409	USD	4,430,356	Standard Chartered Bank	11/17/23	(83,181)
USD	2,036,362	NZD	3,453,450	State Street Bank and Trust Co.	11/17/23	24,284
USD	1,048,385	CAD	1,432,547	State Street Bank and Trust Co.	11/17/23	15,151
USD	1,361,091	CAD	1,870,633	State Street Bank and Trust Co.	11/17/23	11,885
USD	911,237	CAD	1,248,145	State Street Bank and Trust Co.	11/17/23	11,004
USD	512,693	JPY	75,868,467	State Street Bank and Trust Co.	11/17/23	10,894
USD	701,866	CAD	960,263	State Street Bank and Trust Co.	11/17/23	9,271
USD	1,834,139	SEK	20,366,438	State Street Bank and Trust Co.	11/17/23	8,444
CHF	1,098,156	USD	1,202,517	State Street Bank and Trust Co.	11/17/23	6,750
USD	599,717	CHF	539,710	State Street Bank and Trust Co.	11/17/23	5,399
USD	1,604,813	CHF	1,452,967	State Street Bank and Trust Co.	11/17/23	4,835
USD	1,233,635	CAD	1,704,334	State Street Bank and Trust Co.	11/17/23	4,373
USD	534,709	GBP	436,695	State Street Bank and Trust Co.	11/17/23	3,879

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,583,724	USD	1,001,572	State Street Bank and Trust Co.	11/17/23	$3,581
GBP	1,185,865	USD	1,438,163	State Street Bank and Trust Co.	11/17/23	3,329
CNY	4,064,966	USD	556,520	State Street Bank and Trust Co.	11/17/23	3,327
GBP	426,122	USD	514,916	State Street Bank and Trust Co.	11/17/23	3,062
USD	1,783,140	EUR	1,681,911	State Street Bank and Trust Co.	11/17/23	2,369
USD	971,499	NZD	1,663,928	State Street Bank and Trust Co.	11/17/23	2,048
USD	724,123	CAD	1,001,298	State Street Bank and Trust Co.	11/17/23	1,930
USD	619,062	NZD	1,059,558	State Street Bank and Trust Co.	11/17/23	1,733
AUD	1,038,445	USD	657,420	State Street Bank and Trust Co.	11/17/23	1,657
CNY	2,215,702	USD	304,087	State Street Bank and Trust Co.	11/17/23	1,070
GBP	1,011,256	USD	1,228,452	State Street Bank and Trust Co.	11/17/23	792
GBP	654,717	USD	795,883	State Street Bank and Trust Co.	11/17/23	(35)
USD	865,385	AUD	1,364,785	State Street Bank and Trust Co.	11/17/23	(813)
USD	607,724	NZD	1,044,674	State Street Bank and Trust Co.	11/17/23	(933)
USD	1,259,114	GBP	1,036,657	State Street Bank and Trust Co.	11/17/23	(1,007)
USD	427,298	NZD	735,511	State Street Bank and Trust Co.	11/17/23	(1,231)
AUD	1,705,692	USD	1,084,272	State Street Bank and Trust Co.	11/17/23	(1,709)
USD	404,693	EUR	384,618	State Street Bank and Trust Co.	11/17/23	(2,533)
USD	791,814	GBP	653,703	State Street Bank and Trust Co.	11/17/23	(2,802)
USD	759,611	EUR	720,260	State Street Bank and Trust Co.	11/17/23	(2,985)
USD	917,965	EUR	869,968	State Street Bank and Trust Co.	11/17/23	(3,137)
USD	694,978	EUR	660,578	State Street Bank and Trust Co.	11/17/23	(4,428)
USD	1,794,798	EUR	1,699,723	State Street Bank and Trust Co.	11/17/23	(4,832)
NZD	854,478	USD	502,807	State Street Bank and Trust Co.	11/17/23	(4,964)
USD	734,213	AUD	1,164,807	State Street Bank and Trust Co.	11/17/23	(5,063)
GBP	921,633	USD	1,126,243	State Street Bank and Trust Co.	11/17/23	(5,941)
AUD	2,550,196	USD	1,624,716	State Street Bank and Trust Co.	11/17/23	(6,166)
USD	1,279,770	CHF	1,168,079	State Street Bank and Trust Co.	11/17/23	(6,495)
GBP	853,076	USD	1,044,544	State Street Bank and Trust Co.	11/17/23	(7,578)
CAD	3,228,607	USD	2,336,950	State Street Bank and Trust Co.	11/17/23	(8,296)
JPY	127,028,716	USD	851,255	State Street Bank and Trust Co.	11/17/23	(11,079)
JPY	118,602,823	USD	796,102	State Street Bank and Trust Co.	11/17/23	(11,655)
USD	1,358,960	EUR	1,295,722	State Street Bank and Trust Co.	11/17/23	(12,923)
NOK	7,417,947	USD	677,956	State Street Bank and Trust Co.	11/17/23	(13,599)
CAD	1,245,338	USD	912,085	State Street Bank and Trust Co.	11/17/23	(13,877)
USD	1,678,959	CHF	1,539,222	State Street Bank and Trust Co.	11/17/23	(16,001)
CAD	2,451,150	USD	1,791,424	State Street Bank and Trust Co.	11/17/23	(23,516)
CHF	1,082,400	USD	1,216,544	State Street Bank and Trust Co.	11/17/23	(24,627)
MXN	8,677,801	USD	471,618	State Street Bank and Trust Co.	12/01/23	7,333
ZAR	2,479,453	USD	130,097	State Street Bank and Trust Co.	12/08/23	2,507
USD	2,505,996	ZAR	48,291,267	State Street Bank and Trust Co.	12/08/23	(76,681)
						$(970,673)

At October 31, 2023, the following futures contracts were outstanding for Voya Global Bond Fund:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 3-Year Bond	27	12/15/23	$1,787,510	$(30,246)
Australia 10-Year Bond	29	12/15/23	1,991,281	(122,811)
Canada 10-Year Bond	65	12/18/23	5,387,020	(162,474)
Euro-Bobl 5-Year	130	12/07/23	15,996,043	(64,503)
Euro-Bund	52	12/07/23	7,097,187	(73,153)
Euro-Buxl 30-year German Government Bond	30	12/07/23	3,822,493	(269,088)
Euro-OAT	57	12/07/23	7,435,832	(147,095)
Euro-Schatz	156	12/07/23	17,360,569	(20,516)
Japan 10-Year Bond (TSE)	5	12/13/23	4,741,877	(78,416)
Japanese Government Bonds 10-Year Mini	64	12/12/23	6,076,780	(74,492)
Long Gilt	49	12/27/23	5,548,338	(59,966)
Long-Term Euro-BTP	32	12/07/23	3,731,962	(108,559)
U.S. Treasury Long Bond	8	12/19/23	875,500	(33,267)

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
			$81,852,392	$(1,244,586)
Short Contracts:
U.S. Treasury 2-Year Note	(31)	12/29/23	$(6,275,078)	$1,542
U.S. Treasury 5-Year Note	(77)	12/29/23	(8,044,695)	138,736
U.S. Treasury 10-Year Note	(106)	12/19/23	(11,254,219)	190,663
U.S. Treasury Ultra 10-Year Note	(51)	12/19/23	(5,550,235)	311,074
U.S. Treasury Ultra Long Bond	(8)	12/19/23	(900,500)	(8,474)
			$(32,024,727)	$633,541

At October 31, 2023, the following centrally cleared credit default swaps were outstanding for Voya Global Bond Fund:
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)		Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index Series 41, Version 1	Sell	5.000	12/20/28	USD	11,839,000	$(73,356)	$(69,675)
						$(73,356)	$(69,675)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising the referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Payments received quarterly.
(3)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(4)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At October 31, 2023, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Overnight Brazil Interbank Deposit	At Termination Date	10.910%	At Termination Date	01/02/25	BRL	25,502,624	$(12,942)	$(12,942)
Pay	1-day Overnight Brazil Interbank Deposit	At Termination Date	10.850	At Termination Date	01/02/25	BRL	48,855,601	(35,211)	(35,211)
Pay	1-day Sterling Overnight Index Average (SONIA)	Annual	1.649	Annual	04/14/52	GBP	2,400,000	(1,258,003)	(1,258,003)
Pay	1-day Sterling Overnight Index Average (SONIA)	Annual	2.169	Annual	04/14/25	GBP	3,500,000	(173,098)	(173,098)
Pay	1-day Overnight Tokyo Average Rate	Annual	1.000	Annual	12/28/37	JPY	60,000,000	(20,495)	(20,495)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.410	Annual	06/20/29	JPY	100,000,000	(12,342)	(12,342)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.659	Annual	04/06/33	JPY	130,000,000	(34,149)	(34,149)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.874	Annual	04/06/38	JPY	130,000,000	(61,107)	(61,107)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.138	Annual	06/10/27	JPY	200,000,000	(18,105)	(18,105)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.978	Annual	06/28/52	JPY	262,000,000	(302,448)	(302,448)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.826	Annual	05/20/47	JPY	350,000,000	(403,396)	(403,396)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.664	Annual	07/15/37	JPY	400,000,000	(237,107)	(237,107)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.743	Annual	06/10/42	JPY	400,000,000	(372,197)	(372,197)
Pay	1-day Overnight Tokyo Average Rate	Annual	0.150	Annual	06/20/24	JPY	3,150,000,000	13,962	13,962
Pay	28-day MXN TIIE-BANXICO	Monthly	8.440	Monthly	07/20/28	MXN	59,816,000	(165,502)	(165,502)
Pay	1-day Secured Overnight Financing Rate	Annual	4.586	Annual	09/05/25	USD	971,000	(495)	(495)
Pay	1-day Secured Overnight Financing Rate	Monthly	3.058	Monthly	08/08/29	USD	1,200,000	(84,079)	(84,097)
Pay	1-day Secured Overnight Financing Rate	Monthly	3.150	Monthly	10/27/47	USD	1,465,000	(259,611)	(259,550)
Pay	1-day Secured Overnight Financing Rate	Monthly	3.098	Monthly	08/08/32	USD	1,600,000	(154,655)	(160,378)

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	4.603%	Annual	09/05/25	USD	2,054,000	$(733)	$(733)
Pay	1-day Secured Overnight Financing Rate	Monthly	3.040	Monthly	05/08/31	USD	2,500,000	(221,509)	(220,818)
Pay	1-day Secured Overnight Financing Rate	Annual	3.393	Annual	08/25/24	USD	7,800,000	(129,272)	(129,272)
Receive	1-day Sterling Overnight Index Average (SONIA)	Annual	3.674	Annual	09/30/52	GBP	200,000	25,627	25,627
Receive	1-day Sterling Overnight Index Average (SONIA)	Annual	2.999	Annual	09/13/52	GBP	500,000	130,581	130,581
Receive	1-day Sterling Overnight Index Average (SONIA)	Annual	3.803	Annual	09/13/25	GBP	800,000	20,444	20,444
Receive	1-day Secured Overnight Financing Rate	Annual	4.806	Annual	02/20/25	USD	1,361,000	4,965	4,965
Receive	1-day Secured Overnight Financing Rate	Annual	4.793	Annual	09/05/25	USD	1,362,834	(1,913)	(1,913)
Receive	1-day Secured Overnight Financing Rate	Annual	4.876	Annual	02/20/25	USD	1,848,000	5,512	5,512
Receive	1-day Secured Overnight Financing Rate	Annual	4.807	Annual	06/20/25	USD	1,848,000	747	747
Receive	1-day Secured Overnight Financing Rate	Annual	1.847	Annual	02/17/32	USD	2,000,000	364,955	364,955
Receive	1-day Secured Overnight Financing Rate	Annual	4.561	Annual	09/05/25	USD	2,016,000	1,494	1,494
Receive	1-day Secured Overnight Financing Rate	Annual	4.976	Annual	02/20/25	USD	2,198,000	4,462	4,462
Receive	1-day Secured Overnight Financing Rate	Annual	5.062	Annual	02/20/25	USD	2,353,000	2,855	2,855
Receive	1-day Secured Overnight Financing Rate	Annual	4.884	Annual	02/20/25	USD	2,489,000	7,226	7,226
Receive	1-day Secured Overnight Financing Rate	Annual	4.073	Annual	02/20/25	USD	2,528,000	26,810	26,810
Receive	1-day Secured Overnight Financing Rate	Annual	4.986	Annual	02/20/25	USD	2,660,000	5,145	5,145
Receive	1-day Secured Overnight Financing Rate	Annual	4.880	Annual	06/20/25	USD	2,917,000	(796)	(796)
Receive	1-day Secured Overnight Financing Rate	Annual	4.658	Annual	09/05/25	USD	2,987,000	(458)	(458)
Receive	1-day Secured Overnight Financing Rate	Annual	4.746	Annual	06/20/25	USD	3,112,000	3,047	3,047
Receive	1-day Secured Overnight Financing Rate	Annual	4.552	Annual	09/09/25	USD	3,174,000	2,334	2,334
Receive	1-day Secured Overnight Financing Rate	Annual	4.464	Annual	02/20/25	USD	3,442,000	23,737	23,737
Receive	1-day Secured Overnight Financing Rate	Annual	3.559	Annual	02/20/25	USD	3,987,000	61,735	61,735
Receive	1-day Secured Overnight Financing Rate	Monthly	3.562	Monthly	11/03/26	USD	4,000,000	117,876	117,851
Receive	1-day Secured Overnight Financing Rate	Annual	4.586	Annual	02/20/25	USD	4,084,000	23,413	23,413
Receive	1-day Secured Overnight Financing Rate	Annual	4.757	Annual	02/20/25	USD	4,279,000	17,603	17,603
Receive	1-day Secured Overnight Financing Rate	Annual	4.669	Annual	06/20/25	USD	4,862,000	8,263	8,263
Receive	1-day Secured Overnight Financing Rate	Annual	2.188	Annual	03/24/27	USD	5,000,000	381,830	381,830
Receive	1-day Secured Overnight Financing Rate	Annual	2.962	Annual	06/14/27	USD	5,000,000	273,695	273,695
Receive	1-day Secured Overnight Financing Rate	Monthly	3.121	Monthly	02/08/28	USD	5,000,000	264,402	265,828
Receive	1-day Secured Overnight Financing Rate	Annual	4.784	Annual	02/20/25	USD	5,056,000	19,498	19,498
Receive	1-day Secured Overnight Financing Rate	Annual	3.464	Annual	09/26/32	USD	7,000,000	532,296	532,296
Receive	1-day Secured Overnight Financing Rate	Annual	1.567	Annual	02/17/24	USD	12,000,000	141,906	141,906
Receive	1-day Secured Overnight Financing Rate	Annual	2.140	Annual	03/24/24	USD	12,000,000	160,179	160,179
Receive	1-day Secured Overnight Financing Rate	Annual	1.551	Annual	01/24/29	USD	12,000,000	1,644,886	1,644,886
Receive	1-day Secured Overnight Financing Rate	Monthly	4.068	Monthly	05/03/25	USD	13,000,000	188,704	188,400
Receive	1-day Secured Overnight Financing Rate	Annual	2.590	Annual	04/13/25	USD	15,000,000	544,445	544,445
								$1,065,011	$1,061,119

At October 31, 2023, the following purchased exchange-traded options were outstanding for Voya Global Bond Fund:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount		Cost	Fair Value
3-month SOFRRATE	Call	06/14/24	95.25 USD	136	USD	32,240,500	$92,108	$85,850
3-month SOFRRATE	Call	06/14/24	97.25 USD	136	USD	32,240,500	20,709	17,850
							$112,817	$103,700

At October 31, 2023, the following exchange-traded written options were outstanding for Voya Global Bond Fund:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount		Premiums Received	Fair Value
3-month SOFRRATE	Call	06/14/24	96.25 USD	271	USD	64,243,938	$84,919	$(79,606)
							$84,919	$(79,606)

At October 31, 2023, the following OTC purchased foreign currency options were outstanding for Voya Global Bond Fund:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount		Cost	Fair Value
Call CAD vs. Put USD	Barclays Bank PLC	07/25/24	1.313	USD	2,847,000	$63,855	$12,366
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD	1,867,000	92,603	4,777
Call USD vs. Put CNH	Standard Chartered Bank	11/16/23	7.400	USD	2,742,000	20,236	2,015
Call USD vs. Put JPY	Bank of America N.A.	09/09/32	140.000	USD	2,055,300	36,585	34,687
Call USD vs. Put JPY	BNP Paribas	09/09/32	140.000	USD	2,055,300	39,215	34,687
						$252,494	$88,532

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

At October 31, 2023, the following OTC written foreign currency options were outstanding for Voya Global Bond Fund:

		Expiration	Exercise			Premiums
Description	Counterparty	Date	Price	Notional Amount		Received	Fair Value
Call USD vs. Put CNH	Standard Chartered Bank	11/16/23	7.600	USD	2,742,000	$7,212	$(264)
Call USD vs. Put JPY	Bank of America N.A.	09/09/27	140.000	USD	2,055,300	58,206	(61,812)
Call USD vs. Put JPY	BNP Paribas	09/09/27	140.000	USD	2,055,300	56,315	(61,812)
						$121,733	$(123,888)

At October 31, 2023, the following OTC purchased interest rate swaptions were outstanding for Voya Global Bond Fund:

		Pay/
		Receive
		Exercise	Exercise	Floating Rate	Expiration	Notional
Description	Counterparty	Rate	Rate	Index	Date	Amount		Cost	Fair Value
Call on 5-Year Interest Rate Swap(1)	BNP Paribas	Receive	4.471%	1-day Secured Overnight Financing Rate	02/01/24	USD	2,093,000	$23,860	$23,860
Put on 5-Year Interest Rate Swap(2)	BNP Paribas	Pay	4.471%	1-day Secured Overnight Financing Rate	02/01/24	USD	2,093,000	23,860	23,860
								$47,720	$47,720

At October 31, 2023, the following OTC written interest rate swaptions were outstanding for Voya Global Bond Fund:

		Pay/Receive
		Exercise	Exercise	Floating Rate	Expiration	Notional		Premiums
Description	Counterparty	Rate	Rate	Index	Date	Amount		Received	Fair Value
Call on 1-Year Interest Rate Swap(2)	Barclays Bank PLC	Pay	4.170%	1-day Secured Overnight Financing Rate	02/16/24	USD	9,724,000	$45,751	$(2,669)
Call on 1-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Pay	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	19,448,000	84,648	(665)
Put on 1-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	4.170%	1-day Secured Overnight Financing Rate	02/16/24	USD	9,724,000	45,751	(102,903)
Put on 1-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Receive	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	19,448,000	84,648	(332,397)
								$260,798	$(438,634)

At October 31, 2023, the following OTC purchased forward premium swaptions were outstanding for Voya Global Bond Fund:

			Pay/					Premium
			Receive					receivable/	Unrealized
		Exercise	Exercise	Floating Rate	Expiration	Notional		(payable)	Appreciation/
Description	Counterparty	Rate(3)	Rate	Index	Date	Amount		at expiration (4)	(Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	17.500%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD	3,136,000	$(548,800)	$(16,675)
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	18.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD	7,382,300	(1,328,814)	(66,380)
								$(1,877,614)	$(83,055)

At October 31, 2023, the following OTC written forward premium swaptions were outstanding for Voya Global Bond Fund:

			Pay/					Premium
			Receive					receivable/		Unrealized
		Exercise	Exercise	Floating Rate	Expiration	Notional		(payable)		Appreciation/
Description	Counterparty	Rate(3)	Rate	Index	Date	Amount		at expiration	(4)	(Depreciation)
Call on 1-Year Interest Rate Swap	Bank of America N.A.	4.150%	Pay	1-day Secured Overnight Financing Rate	09/03/24	USD	9,335,000	$52,276		$23,618
Call on 1-Year Interest Rate Swap	BNP Paribas	4.150%	Pay	1-day Secured Overnight Financing Rate	09/03/24	USD	18,671,000	104,324		47,015
Call on 1-Year Interest Rate Swap	Goldman Sachs International	3.900%	Pay	1-day Secured Overnight Financing Rate	06/17/24	USD	35,494,000	202,405		140,957
Call on 1-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	3.800%	Pay	1-day Secured Overnight Financing Rate	06/14/24	USD	35,494,000	214,123		166,601
Call on 5-Year Interest Rate Swap	Bank of America N.A.	4.350%	Pay	1-day Secured Overnight Financing Rate	10/04/28	USD	3,108,000	142,502		12,926
Call on 5-Year Interest Rate Swap	Bank of America N.A.	4.160%	Pay	1-day Secured Overnight Financing Rate	09/28/28	USD	3,108,000	137,995		20,207
Call on 5-Year Interest Rate Swap	Barclays Bank PLC	3.858%	Pay	1-day Secured Overnight Financing Rate	08/21/28	USD	127,000	5,613		1,465

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration	(4)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap	BNP Paribas	4.309%	Pay	1-day Secured Overnight Financing Rate	11/01/24	USD	4,186,000	$101,176		$—
Call on 5-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	3.525%	Pay	1-day Secured Overnight Financing Rate	08/08/28	USD	3,108,000	131,624		46,358
Put on 1-Year Interest Rate Swap	Bank of America N.A.	4.150%	Receive	1-day Secured Overnight Financing Rate	09/03/24	USD	9,335,000	52,276		(23,714)
Put on 1-Year Interest Rate Swap	BNP Paribas	4.150%	Receive	1-day Secured Overnight Financing Rate	09/03/24	USD	18,671,000	104,324		(47,653)
Put on 1-Year Interest Rate Swap	Goldman Sachs International	3.900%	Receive	1-day Secured Overnight Financing Rate	06/17/24	USD	35,494,000	202,405		(183,630)
Put on 1-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	3.800%	Receive	1-day Secured Overnight Financing Rate	06/14/24	USD	35,494,000	216,929		(203,219)
Put on 2-Year Interest Rate Swap	Goldman Sachs International	3.400%	Receive	6-month EUR-EURIBOR	08/29/25	EUR	5,601,000	49,459		4,804
Put on 5-Year Interest Rate Swap	Bank of America N.A.	4.350%	Receive	1-day Secured Overnight Financing Rate	10/04/28	USD	3,108,000	142,502		(4,527)
Put on 5-Year Interest Rate Swap	Bank of America N.A.	4.160%	Receive	1-day Secured Overnight Financing Rate	09/28/28	USD	3,108,000	137,995		(18,276)
Put on 5-Year Interest Rate Swap	Barclays Bank PLC	3.858%	Receive	1-day Secured Overnight Financing Rate	08/21/28	USD	127,000	5,613		(1,464)
Put on 5-Year Interest Rate Swap	BNP Paribas	4.309%	Receive	1-day Secured Overnight Financing Rate	11/01/24	USD	4,186,000	101,176		—
Put on 5-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	3.525%	Receive	1-day Secured Overnight Financing Rate	08/08/28	USD	3,108,000	131,624		(62,352)
								$2,236,341		$(80,884)

(1)	Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

(2)	Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.

(3)	Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(4)	Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations:			Currency Abbreviations:

AUD	—	Australian Dollar	JPY	—	Japanese Yen
BRL	—	Brazilian Real	KRW	—	South Korean Won
CAD	—	Canadian Dollar	MXN	—	Mexican Peso
CHF	—	Swiss Franc	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	NOK	—	Norwegian Krone
CNY	—	Chinese Yuan	NZD	—	New Zealand Dollar
COP	—	Colombian Peso	PEN	—	Peruvian Nuevo Sol
CZK	—	Czech Koruna	PLN	—	Polish Zloty
DKK	—	Danish Krone	RON	—	Romanian New Leu
EUR	—	EU Euro	SEK	—	Swedish Krona
GBP	—	British Pound	SGD	—	Singapore Dollar
HKD	—	Hong Kong Sar Dollar	THB	—	Thai Baht
HUF	—	Hungarian Forint	USD	—	United States Dollar
IDR	—	Indonesian Rupiah	ZAR	—	South African Rand
ILS	—	Israeli New Shekel

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2023 was as follows:

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$88,532
Interest rate contracts	Investments in securities at value*	151,420
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,834,443
Interest rate contracts	Unrealized appreciation on forward premium swaptions	463,951
Interest rate contracts	Variation margin receivable on futures contracts**	642,015
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	5,025,731
Total Asset Derivatives		$9,206,092

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,805,116
Interest rate contracts	Unrealized depreciation on forward premium swaptions	627,890
Interest rate contracts	Variation margin payable on futures contracts**	1,253,060
Credit Contracts	Variation margin payable on centrally cleared swaps**	69,675
Interest rate contracts	Variation margin payable on centrally cleared swaps**	3,964,612
Foreign exchange contracts	Written options, at fair value	123,888
Interest rate contracts	Written options, at fair value	518,240
Total Liability Derivatives		$10,362,481

*	Includes purchased options.

**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(513,533)	$—	$(513,533)
Equity contracts	—	—	(37,663)	—	—	(37,663)
Foreign exchange contracts	(287,412)	(2,547,084)	—	—	477,733	(2,356,763)
Interest rate contracts	56,991	—	(2,884,927)	(4,063,875)	2,569,456	(4,322,355)
Total	$(230,421)	$(2,547,084)	$(2,922,590)	$(4,577,408)	$3,047,189	$(7,230,314)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(69,675)	$—	$(69,675)
Foreign exchange contracts	(452,866)	978,610	—	—	78,985	604,729
Interest rate contracts	(1,480)	—	(346,678)	1,472,793	(128,618)	996,017
Total	$(454,346)	$978,610	$(346,678)	$1,403,118	$(49,633)	$1,531,071

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2023:

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2023 (continued)

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank and Trust Co.	Total
Assets:
Purchased options	$34,687	$12,366	$87,184	$—	$—	$—	$—	$—	$—	$2,015	$—	$136,252
Forward foreign currency contracts	264,541	352,539	673,418	20,531	128,437	3,768	249,978	6,943	828,856	154,523	150,909	2,834,443
Forward premium swaptions	56,750	1,465	47,015	—	—	—	145,761	—	212,960	—	—	463,951
Total Assets	$355,978	$366,370	$807,617	$20,531	$128,437	$3,768	$395,739	$6,943	$1,041,816	$156,538	$150,909	$3,434,646
Liabilities:
Forward foreign currency contracts	$282,639	$954,676	$941,722	$150	$81,309	$—	$342,456	$—	$728,970	$198,288	$274,906	$3,805,116
Forward premium swaptions	46,517	84,519	47,653	—	—	—	183,630	—	265,571	—	—	627,890
Written options	61,812	105,572	61,812	—	—	—	—	—	333,062	264	—	562,522
Total Liabilities	$390,968	$1,144,767	$1,051,187	$150	$81,309	$—	$526,086	$—	$1,327,603	$198,552	$274,906	$4,995,528
Net OTC derivative instruments by counterparty, at fair value	$(34,990)	$(778,397)	$(243,570)	$20,381	$47,128	$3,768	$(130,347)	$6,943	$(285,787)	$(42,014)	$(123,997)	$(1,560,882)
Total collateral pledged by the Fund/ (Received from counterparty)	$—	$10,000	$330,000	$—	$—	$—	$—	$—	$90,000	$—	$—	$430,000
Net Exposure(1)	$(34,990)	$(768,397)	$86,430	$20,381	$47,128	$3,768	$(130,347)	$6,943	$(195,787)	$(42,014)	$(123,997)	$(1,130,882)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $350,120,452.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$11,419,194
Gross Unrealized Depreciation	(41,085,077)
Net Unrealized Depreciation	$(29,665,883)

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.3%
	Australia: 2.9%
31,311	Ampol Ltd.	$634,915	0.3
52,900	ANZ Group Holdings Ltd.	834,177	0.3
311,686	Aurizon Holdings Ltd.	678,886	0.3
111,670	Brambles Ltd.	931,969	0.4
183,965	Medibank Pvt Ltd.	401,462	0.2
84,326	QBE Insurance Group Ltd.	836,184	0.3
155,396	Scentre Group	240,738	0.1
554,727	Telstra Group Ltd.	1,345,144	0.6
125,886	Transurban Group	947,730	0.4
		6,851,205	2.9

	Canada: 3.1%
9,948	iA Financial Corp., Inc.	578,838	0.3
17,677	Parkland Corp.	534,995	0.2
8,956	Rogers Communications, Inc. - Class B	331,826	0.1
18,705	Royal Bank of Canada	1,493,972	0.6
30,701	Suncor Energy, Inc.	994,254	0.4
26,760	TELUS Corp.	431,479	0.2
10,478	Thomson Reuters Corp.	1,255,093	0.5
25,067	Toronto-Dominion Bank	1,400,173	0.6
6,003	West Fraser Timber Co. Ltd.	405,135	0.2
		7,425,765	3.1

	China: 0.5%
321,000	BOC Hong Kong Holdings Ltd.	848,898	0.3
252,000	SITC International Holdings Co. Ltd.	388,182	0.2
		1,237,080	0.5

	Denmark: 0.4%
38,191	Danske Bank A/S	895,913	0.4

	Finland: 0.1%
6,703	Elisa Oyj	284,265	0.1

	France: 2.9%
46,189	AXA SA	1,368,600	0.6
8,354	BNP Paribas SA	480,389	0.2
1,431	Dassault Aviation SA	284,467	0.1
10,391	Edenred	553,128	0.3
33,933	Getlink SE	547,974	0.2
9,306 (1)	La Francaise des Jeux SAEM	300,183	0.1
130,352	Orange SA	1,533,207	0.7
8,528	Sanofi	774,396	0.3
4,648	Thales SA	685,941	0.3
31,875	Vivendi SE	285,839	0.1
		6,814,124	2.9

	Germany: 0.4%
15,442	BASF SE	713,531	0.3
4,566 (1)	Scout24 SE	280,901	0.1
		994,432	0.4

	Hong Kong: 1.1%
177,500	CK Hutchison Holdings Ltd.	898,556	0.4
280,000	Hang Lung Properties Ltd.	368,048	0.2
8,600	Jardine Matheson Holdings Ltd.	346,580	0.1
81,900	Link REIT	375,851	0.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
112,000	Power Assets Holdings Ltd.	$535,453	0.2
		2,524,488	1.1

	Israel: 0.1%
27,390	Bank Leumi Le-Israel BM	176,417	0.1
27,027	Israel Discount Bank Ltd. - Class A	118,793	0.0
		295,210	0.1

	Italy: 1.1%
403,030	Intesa Sanpaolo SpA	1,050,213	0.4
55,726 (1)	Poste Italiane SpA	551,701	0.2
86,610	Snam SpA	397,154	0.2
28,025	UniCredit SpA	702,576	0.3
		2,701,644	1.1

	Japan: 7.9%
43,800	Asahi Kasei Corp.	269,273	0.1
58,500	Central Japan Railway Co.	1,316,742	0.6
38,600	Chubu Electric Power Co., Inc.	466,448	0.2
17,700	Daiwa House Industry Co. Ltd.	486,850	0.2
296,800	ENEOS Holdings, Inc.	1,099,768	0.5
2,500	Hirose Electric Co. Ltd.	283,248	0.1
16,300	Inpex Corp.	236,527	0.1
75,000	Japan Post Bank Co. Ltd.	695,190	0.3
204,100	Japan Post Holdings Co. Ltd.	1,806,531	0.8
72,200	Japan Tobacco, Inc.	1,680,735	0.7
7,000	McDonald's Holdings Co. Japan Ltd.	272,355	0.1
10,700	NEC Corp.	515,212	0.2
733,000	Nippon Telegraph & Telephone Corp.	862,577	0.4
8,300	Nitto Denko Corp.	537,058	0.2
17,600	ORIX Corp.	320,080	0.1
33,500	Osaka Gas Co. Ltd.	631,736	0.3
18,800	Secom Co. Ltd.	1,305,751	0.5
27,300	Sekisui Chemical Co. Ltd.	373,925	0.2
64,100	Sekisui House Ltd.	1,255,254	0.5
15,000	Sompo Holdings, Inc.	649,800	0.3
27,100	Sumitomo Mitsui Financial Group, Inc.	1,306,436	0.5
54,800	Takeda Pharmaceutical Co. Ltd.	1,487,532	0.6
31,500	Tokio Marine Holdings, Inc.	704,725	0.3
20,500	USS Co. Ltd.	358,317	0.1
		18,922,070	7.9

	Jordan: 0.2%
22,343	Hikma Pharmaceuticals PLC	517,677	0.2

	Netherlands: 1.3%
147,125	Koninklijke KPN NV	494,514	0.2
34,577	NN Group NV	1,108,967	0.4
9,165	OCI NV	213,552	0.1
10,864	Wolters Kluwer NV	1,393,916	0.6
		3,210,949	1.3

	New Zealand: 0.1%
92,402	Spark New Zealand Ltd.	268,255	0.1

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Norway: 0.4%
32,106	Aker BP ASA	$925,346	0.4

	Singapore: 0.4%
480,400	Genting Singapore Ltd.	301,814	0.1
131,700	Keppel Corp. Ltd.	597,832	0.3
26,340	Keppel REIT	15,295	0.0
		914,941	0.4

	Spain: 2.3%
16,278	ACS Actividades de Construccion y Servicios SA	588,677	0.2
4,407 (1)	Aena SME SA	639,459	0.3
14,172 (2)	Enagas SA	237,079	0.1
30,875	Industria de Diseno Textil SA	1,065,743	0.4
38,308	Red Electrica Corp. SA	597,410	0.3
105,470	Repsol SA	1,544,308	0.7
196,753	Telefonica SA	759,986	0.3
		5,432,662	2.3

	Switzerland: 1.3%
16,341	Holcim AG	1,010,327	0.4
5,413	Julius Baer Group Ltd.	320,784	0.2
13,416	Novartis AG, Reg	1,256,000	0.5
1,940	Roche Holding AG	499,957	0.2
2,683 (3)	Sandoz Group AG	69,755	0.0
		3,156,823	1.3

	United Kingdom: 4.2%
131,053	BAE Systems PLC	1,762,190	0.7
258,758	BP PLC	1,579,983	0.7
45,251	British American Tobacco PLC	1,351,759	0.6
223,981	Centrica PLC	428,767	0.2
6,476	DCC PLC	359,768	0.1
39,656	GSK PLC	706,939	0.3
62,742	Imperial Brands PLC	1,336,668	0.6
147,710	NatWest Group PLC	321,390	0.1
121,815	Sage Group PLC	1,439,102	0.6
25,881	Smiths Group PLC	507,673	0.2
278,434	Vodafone Group PLC	256,310	0.1
		10,050,549	4.2

	United States: 66.6%
25,564	AbbVie, Inc.	3,609,126	1.5
1,637	Acuity Brands, Inc.	265,145	0.1
14,015	AECOM	1,072,848	0.5
138,080	AGNC Investment Corp.	1,019,030	0.4
22,443	Agree Realty Corp.	1,255,461	0.5
12,179	ALLETE, Inc.	652,064	0.3
5,869	Allison Transmission Holdings, Inc.	295,915	0.1
46,484	Altria Group, Inc.	1,867,262	0.8
145,294	Amcor PLC	1,291,664	0.5
14,341	Amdocs Ltd.	1,149,575	0.5
22,012	American Electric Power Co., Inc.	1,662,786	0.7
13,587	American International Group, Inc.	833,019	0.3
803	Ameriprise Financial, Inc.	252,600	0.1
8,329	AMETEK, Inc.	1,172,473	0.5
10,824	Amgen, Inc.	2,767,697	1.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
4,218	Aon PLC - Class A	$1,305,049	0.5
10,407	AptarGroup, Inc.	1,272,464	0.5
7,825	Assurant, Inc.	1,165,143	0.5
5,970	Automatic Data Processing, Inc.	1,302,773	0.5
28,117	Avnet, Inc.	1,302,661	0.5
19,026	Axis Capital Holdings Ltd.	1,086,385	0.5
36,691	Baker Hughes Co.	1,262,904	0.5
41,478	Bristol-Myers Squibb Co.	2,137,361	0.9
9,027	Brown & Brown, Inc.	626,654	0.3
19,919	Cardinal Health, Inc.	1,812,629	0.8
8,325	Cheniere Energy, Inc.	1,385,447	0.6
14,183	Church & Dwight Co., Inc.	1,289,802	0.5
5,072	Cigna Group	1,568,262	0.7
1,575	Cintas Corp.	798,714	0.3
60,940	Cisco Systems, Inc.	3,176,802	1.3
26,165	Citigroup, Inc.	1,033,256	0.4
8,778	CME Group, Inc.	1,873,752	0.8
13,446	CNO Financial Group, Inc.	311,678	0.1
14,243	Coca-Cola Co.	804,587	0.3
22,182	Colgate-Palmolive Co.	1,666,312	0.7
22,774	Commerce Bancshares, Inc.	998,868	0.4
40,474	Coterra Energy, Inc.	1,113,035	0.5
33,406	CSX Corp.	997,169	0.4
21,453	CVS Health Corp.	1,480,472	0.6
33,792	Dow, Inc.	1,633,505	0.7
22,096	DT Midstream, Inc.	1,192,521	0.5
12,290	DTE Energy Co.	1,184,510	0.5
18,964	Edison International	1,195,870	0.5
13,491	Electronic Arts, Inc.	1,670,051	0.7
2,637	Elevance Health, Inc.	1,186,887	0.5
20,811	Emerson Electric Co.	1,851,555	0.8
6,998	EOG Resources, Inc.	883,498	0.4
94,181	Equitrans Midstream Corp.	835,385	0.4
4,392	Erie Indemnity Co. - Class A	1,213,027	0.5
4,933	Essent Group Ltd.	233,035	0.1
4,014	Everest Re Group Ltd.	1,588,019	0.7
22,382	Evergy, Inc.	1,099,852	0.5
18,144	First Hawaiian, Inc.	325,322	0.1
12,290	Fortive Corp.	802,291	0.3
28,955	Gaming and Leisure Properties, Inc.	1,314,267	0.6
25,915	General Mills, Inc.	1,690,695	0.7
8,727	General Motors Co.	246,101	0.1
36,819	Genpact Ltd.	1,234,909	0.5
37,640	Gentex Corp.	1,079,515	0.5
9,649	Genuine Parts Co.	1,243,370	0.5
28,318	Gilead Sciences, Inc.	2,224,096	0.9
25,270	H&R Block, Inc.	1,037,334	0.4
6,923	Hanover Insurance Group, Inc.	811,445	0.3
21,900	Hartford Financial Services Group, Inc.	1,608,555	0.7
2,563	Humana, Inc.	1,342,217	0.6
9,687	International Bancshares Corp.	424,581	0.2
11,647	Iridium Communications, Inc.	431,521	0.2

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
30,118	Johnson & Johnson	$4,467,704	1.9
6,932	JPMorgan Chase & Co.	963,964	0.4
49,678	Juniper Networks, Inc.	1,337,332	0.6
13,821	Kimberly-Clark Corp.	1,653,544	0.7
15,326	Leidos Holdings, Inc.	1,519,113	0.6
12,651	LKQ Corp.	555,632	0.2
815	Lockheed Martin Corp.	370,532	0.2
22,030	Loews Corp.	1,410,140	0.6
9,625	Marsh & McLennan Cos., Inc.	1,825,381	0.8
7,957	McDonald's Corp.	2,086,087	0.9
3,647	McKesson Corp.	1,660,698	0.7
36,763	Merck & Co., Inc.	3,775,560	1.6
11,976	MetLife, Inc.	718,680	0.3
77,206	MGIC Investment Corp.	1,300,149	0.5
16,974	Mondelez International, Inc. - Class A	1,123,849	0.5
14,195	MSC Industrial Direct Co., Inc. - Class A	1,344,976	0.6
35,343	National Retail Properties, Inc.	1,284,011	0.5
13,903	NetApp, Inc.	1,011,860	0.4
40,367	NiSource, Inc.	1,015,634	0.4
17,105	NorthWestern Corp.	821,211	0.3
1,816	NVIDIA Corp.	740,565	0.3
14,374	OneMain Holdings, Inc.	516,458	0.2
16,208	ONEOK, Inc.	1,056,762	0.4
25,710	Patterson Cos., Inc.	783,127	0.3
19,806	PepsiCo, Inc.	3,233,924	1.4
36,957	Pfizer, Inc.	1,129,406	0.5
27,903	Philip Morris International, Inc.	2,487,831	1.0
15,023	Phillips 66	1,713,674	0.7
16,274	Pinnacle West Capital Corp.	1,207,205	0.5
5,292	PPG Industries, Inc.	649,699	0.3
21,444	Procter & Gamble Co.	3,217,243	1.3
6,007	Qualcomm, Inc.	654,703	0.3
5,792	Reinsurance Group of America, Inc.	865,730	0.4
4,769	Reliance Steel & Aluminum Co.	1,213,138	0.5
116,057	Rithm Capital Corp.	1,082,812	0.5
31,833	Rollins, Inc.	1,197,239	0.5
16,801	Sempra Energy	1,176,574	0.5
4,514	Sherwin-Williams Co.	1,075,280	0.5
5,618	Snap-on, Inc.	1,449,107	0.6
18,267	Sonoco Products Co.	946,413	0.4
23,884	SS&C Technologies Holdings, Inc.	1,200,171	0.5
12,740	Synchrony Financial	357,357	0.2
15,720	Texas Instruments, Inc.	2,232,397	0.9
6,333	TJX Cos., Inc.	557,747	0.2
10,170	Travelers Cos., Inc.	1,702,865	0.7
1,431	UnitedHealth Group, Inc.	766,386	0.3
27,810	Unum Group	1,359,909	0.6
5,553	Valero Energy Corp.	705,231	0.3
76,284	Verizon Communications, Inc.	2,679,857	1.1
41,512	VICI Properties, Inc.	1,158,185	0.5

Shares	RA	Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
21,282	Virtu Financial, Inc. - Class A	$393,504	0.2
23,142	Wells Fargo & Co.	920,357	0.4
67,757	Wendy's Co.	1,288,738	0.5
6,846	Willis Towers Watson PLC	1,614,903	0.7
20,739	WP Carey, Inc.	1,112,647	0.5
28,580	Xcel Energy, Inc.	1,693,937	0.7
		158,909,916	66.6
	Total Common Stock
	(Cost $228,805,294)	232,333,314	97.3

EXCHANGE-TRADED FUNDS: 2.1%
35,465	iShares MSCI EAFE Value ETF	1,675,012	0.7
23,194	iShares Russell 1000 Value ETF	3,396,065	1.4
		5,071,077	2.1
	Total Exchange-Traded Funds
	(Cost $5,265,437)	5,071,077	2.1
	Total Long-Term Investments
	(Cost $234,070,731)	237,404,391	99.4

Principal Amount†	RA	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Repurchase Agreements: 0.1%
242,447 (4)	Industrial & Comm. Bank of China, Repurchase Agreement dated 10/31/2023, 5.340%, due 11/01/2023 (Repurchase Amount $242,482, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $247,296, due 11/02/23-08/15/53) (Cost $242,447)	242,447	0.1

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.1%
187,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.250% (Cost $187,000)	$187,000	0.1
	Total Short-Term Investments (Cost $429,447)	$429,447	0.2
	Total Investments in Securities (Cost $234,500,178)	$237,833,838	99.6
	Assets in Excess of Other Liabilities	943,704	0.4
	Net Assets	$238,777,542	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Non-income producing security.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2023.

Sector Diversification	Percentage of Net Assets
Financials	22.0%
Health Care	15.1
Industrials	13.5
Consumer Staples	9.8
Energy	7.4
Utilities	6.3
Information Technology	5.8
Consumer Discretionary	5.0
Communication Services	5.0
Materials	4.7
Real Estate	2.7
Exchange-Traded Funds	2.1
Short-Term Investments	0.2
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2023
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$6,851,205	$—	$6,851,205
Canada	7,425,765	—	—	7,425,765
China	—	1,237,080	—	1,237,080
Denmark	—	895,913	—	895,913
Finland	284,265	—	—	284,265
France	—	6,814,124	—	6,814,124
Germany	—	994,432	—	994,432
Hong Kong	346,580	2,177,908	—	2,524,488
Israel	—	295,210	—	295,210
Italy	—	2,701,644	—	2,701,644
Japan	—	18,922,070	—	18,922,070
Jordan	—	517,677	—	517,677
Netherlands	—	3,210,949	—	3,210,949
New Zealand	—	268,255	—	268,255
Norway	—	925,346	—	925,346
Singapore	—	914,941	—	914,941
Spain	—	5,432,662	—	5,432,662
Switzerland	69,755	3,087,068	—	3,156,823
United Kingdom	—	10,050,549	—	10,050,549
United States	158,909,916	—	—	158,909,916
Total Common Stock	167,036,281	65,297,033	—	232,333,314
Exchange-Traded Funds	5,071,077	—	—	5,071,077
Short-Term Investments	187,000	242,447	—	429,447
Total Investments, at fair value	$172,294,358	$65,539,480	$—	$237,833,838

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $235,266,929.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$18,118,768
Gross Unrealized Depreciation	(15,593,854)
Net Unrealized Appreciation	$2,524,914

See Accompanying Notes to Financial Statements

Voya Global Perspectives® Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.9%
266,862	iShares Global REIT ETF	$5,387,944	4.9
	Total Exchange-Traded Funds
	(Cost $6,206,656)	5,387,944	4.9

MUTUAL FUNDS: 95.0%
	Affiliated Investment Companies: 95.0%
2,848,876	Voya Global Bond Fund - Class R6	19,372,358	17.6
2,801,541	Voya GNMA Income Fund - Class R6	19,274,601	17.6
3,003,017	Voya High Yield Bond Fund - Class R6	19,459,552	17.7
2,373,044	Voya Intermediate Bond Fund - Class R6	19,292,845	17.6
133,317	Voya Large Cap Growth Fund - Class R6	5,441,995	5.0
334,091	Voya Mid Cap Research Enhanced Index Fund - Class I	5,312,052	4.8
631,348	Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,461,161	5.0
651,231	Voya Multi-Manager International Factors Fund - Class I	5,418,241	4.9
425,352	Voya Small Company Fund - Class R6	5,274,370	4.8
		104,307,175	95.0
	Total Mutual Funds (Cost $109,626,247)	104,307,175	95.0
	Total Long-Term Investments
	(Cost $115,832,903)	109,695,119	99.9
	Total Investments in Securities
	(Cost $115,832,903)	$109,695,119	99.9
	Assets in Excess of Other Liabilities	135,723	0.1
	Net Assets	$109,830,842	100.0

See Accompanying Notes to Financial Statements

Voya Global Perspectives® Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,387,944	$—	$—	$5,387,944
Mutual Funds	104,307,175	—	—	104,307,175
Total Investments, at fair value	$109,695,119	$—	$—	$109,695,119

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended October 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 10/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 10/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$10,982,723	$19,417,604	$(13,084,934)	$2,056,965	$19,372,358	$491,106	$(2,682,063)	$—
Voya GNMA Income Fund - Class R6	10,881,655	19,699,353	(11,999,080)	692,673	19,274,601	516,003	(1,672,817)	—
Voya High Yield Bond Fund - Class R6	11,384,050	19,385,800	(12,819,702)	1,509,404	19,459,552	914,756	(2,017,242)	155,356
Voya Intermediate Bond Fund - Class R6	—	19,857,635	(187,006)	(377,784)	19,292,845	44,834	(2,513)	—
Voya Investment Grade Credit Fund - Class R6	10,935,925	10,834,077	(22,844,095)	1,074,093	—	564,605	(1,222,883)	—
Voya Large Cap Growth Fund - Class R6	11,461,118	9,533,291	(19,309,229)	3,756,814	5,441,995	—	(4,174,970)	1,842,184
Voya Mid Cap Research Enhanced Index Fund - Class I	12,213,433	7,037,745	(13,262,249)	(676,877)	5,312,052	99,490	(49,269)	669,416
Voya Multi-Manager Emerging Markets Equity Fund - Class I	10,944,798	6,886,985	(19,411,462)	7,040,840	5,461,161	489,439	(6,102,234)	—
Voya Multi-Manager International Factors Fund - Class I	11,484,542	6,782,813	(16,615,527)	3,766,413	5,418,241	437,375	(2,406,913)	—
Voya Small Company Fund - Class R6	12,318,752	6,427,102	(17,115,243)	3,643,759	5,274,370	56,311	(3,798,510)	—
	$102,606,996	$125,862,405	$(146,648,527)	$22,486,300	$104,307,175	$3,613,919	$(24,129,414)	$2,666,956

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At October 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $117,712,353.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(7,988,197)
Net Unrealized Depreciation	$(7,988,197)

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.2%
	Australia: 6.4%
59,206 (1)	Adbri Ltd.	$74,380	0.0
72,449	AGL Energy Ltd.	495,257	0.2
222,622 (1)	Alkane Resources Ltd.	83,075	0.0
71,647 (1)	Allkem Ltd.	437,812	0.2
10,283	Altium Ltd.	259,373	0.1
30,693	Ampol Ltd.	622,384	0.3
8,830 (1)	Audinate Group Ltd.	70,438	0.0
310,498	Base Resources Ltd.	26,590	0.0
26,351 (1)	Bathurst Resources Ltd.	16,214	0.0
435,283	Beach Energy Ltd.	428,733	0.2
1,114,951	Beacon Minerals Ltd.	18,970	0.0
89,246	BlueScope Steel Ltd.	1,069,831	0.5
96,520 (1)	Boral Ltd.	276,701	0.1
36,530 (1)	Boss Energy Ltd.	100,668	0.1
17,538 (1)	Cettire Ltd.	28,647	0.0
100,439	Champion Iron Ltd.	456,847	0.2
57,970	Charter Hall Group	321,152	0.1
8,967	Clinuvel Pharmaceuticals Ltd.	83,908	0.0
178,960	CSR Ltd.	639,457	0.3
12,956	Data#3 Ltd.	55,850	0.0
12,368 (1)(2)	DGL Group Ltd./Au	6,277	0.0
34,151	Duratec Ltd.	25,215	0.0
69,787	Emeco Holdings Ltd.	25,470	0.0
11,478	Enero Group Ltd.	11,055	0.0
62,528	Estia Health Ltd.	121,226	0.1
145,237	Gold Road Resources Ltd.	172,642	0.1
16,365	GR Engineering Services Ltd.	21,905	0.0
78,554	GrainCorp Ltd. - Class A	347,180	0.2
53,562	Grange Resources Ltd.	14,170	0.0
32,679	Helia Group Ltd.	75,153	0.0
22,825	Helloworld Travel Ltd.	34,181	0.0
156,949	Horizon Oil Ltd.	15,514	0.0
125,856	Iluka Resources Ltd.	581,171	0.3
122,226 (1)	Image Resources NL	5,040	0.0
35,650	Inghams Group Ltd.	83,497	0.0
14,713	IPD Group Ltd./Australia	35,010	0.0
18,114	JB Hi-Fi Ltd.	520,685	0.2
56,054 (1)	Karoon Energy Ltd.	90,264	0.0
115,297	Macmahon Holdings Ltd.	11,336	0.0
96,688	Myer Holdings Ltd.	30,798	0.0
7,286	Netwealth Group Ltd.	59,200	0.0
157,619	New Hope Corp. Ltd.	580,051	0.3
100,021	Nufarm Ltd.	276,378	0.1
1,805	Objective Corp. Ltd.	12,148	0.0
362,484	OceanaGold Corp.	606,427	0.3
36,306	OM Holdings Ltd.	10,594	0.0
135,059	Orica Ltd.	1,261,979	0.5
61,824	Orora Ltd.	96,886	0.1
46,859 (1)	Pact Group Holdings Ltd.	20,659	0.0
63,070 (1)	Perenti Ltd.	42,646	0.0
399,504	Perseus Mining Ltd.	426,853	0.2
29,501	Ridley Corp. Ltd.	41,452	0.0
38,470	Seven Group Holdings Ltd.	679,826	0.3
143,887 (1)	Sierra Rutile Holdings Ltd.	15,517	0.0
253,806 (1)	Silver Lake Resources Ltd.	166,942	0.1
47,344	Southern Cross Electrical Engineering Ltd.	23,888	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Australia (continued)
57,661	SRG Global Ltd.	$22,678	0.0
26,254 (1)	Stanmore Resources Ltd.	63,618	0.0
67,799	Super Retail Group Ltd.	570,481	0.3
81,612	Technology One Ltd.	756,851	0.3
249,807	Ventia Services Group Pty Ltd.	436,606	0.2
365,038 (1)	Westgold Resources Ltd.	477,796	0.2
139,090	Whitehaven Coal Ltd.	655,152	0.3
		15,098,704	6.4

	Austria: 0.2%
1,638	Addiko Bank AG	21,985	0.0
3,007	Kontron AG	60,610	0.1
2,747	Porr AG	32,910	0.0
12,406 (1)	Raiffeisen Bank International AG	179,735	0.1
1,330	Semperit AG Holding	21,447	0.0
1,675	Wienerberger AG	40,580	0.0
590	Zumtobel Group AG	3,602	0.0
		360,869	0.2

	Belgium: 0.1%
6,321	Barco NV	97,052	0.1
1,523	Bekaert SA	61,667	0.0
533	Cie d'Entreprises CFE	3,741	0.0
11,865	Deceuninck NV	28,399	0.0
2,945 (1)	Materialise NV, ADR	16,197	0.0
478	Sipef NV	26,502	0.0
3,786	TINC Comm VA	46,069	0.0
526	Wereldhave Belgium Comm VA	23,765	0.0
		303,392	0.1

	Bermuda: 0.2%
12,144 (1)	Seadrill Ltd.	482,410	0.2

	Burkina Faso: 0.3%
32,525	Endeavour Mining PLC	665,393	0.3

	Canada: 9.4%
4,300	AGF Management Ltd. - Class B	20,217	0.0
24,954 (2)	AirBoss of America Corp.	67,840	0.0
74,342	Alamos Gold, Inc. - Class A	920,463	0.4
15,343 (1)	ATS Corp.	516,689	0.2
2,000 (1)	AutoCanada, Inc.	34,570	0.0
19,409	Bird Construction, Inc.	149,198	0.1
22,700	Black Diamond Group Ltd.	102,799	0.0
19,157	Boardwalk Real Estate Investment Trust	894,615	0.4
12,104 (1)	Bombardier, Inc. - Class B	388,323	0.2
29,900 (1)	Calibre Mining Corp.	31,048	0.0
19,208 (1)	Canfor Corp.	196,409	0.1
4,896 (1)	Canfor Pulp Products, Inc.	6,390	0.0
29,800	Cascades, Inc.	241,537	0.1
103,547 (1)	Celestica, Inc.	2,417,030	1.0
63,178	CES Energy Solutions Corp.	165,377	0.1
2,369 (1)	Cipher Pharmaceuticals, Inc.	7,448	0.0
5,500 (1)	Coveo Solutions, Inc.	38,392	0.0
34,759 (1)	Crew Energy, Inc.	155,153	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Canada (continued)
107,863	Dundee Precious Metals, Inc.	$707,031	0.3
44,031	Element Fleet Management Corp.	595,653	0.3
16,600	Enghouse Systems Ltd.	389,757	0.2
31,400 (1)	Ensign Energy Services, Inc.	57,513	0.0
7,711	EQB, Inc.	382,672	0.2
10,508	Exco Technologies Ltd.	54,179	0.0
52,533	Finning International, Inc.	1,407,699	0.6
156,742	Headwater Exploration, Inc.	843,191	0.4
20,159	High Arctic Energy Services, Inc.	16,281	0.0
14,100	Hudbay Minerals, Inc.	61,514	0.0
3,332	Information Services Corp.	49,136	0.0
31,000 (1)	Kelt Exploration Ltd.	176,153	0.1
10,378 (1)	Kinaxis, Inc.	1,013,441	0.4
5,911	Linamar Corp.	255,579	0.1
52,300 (1)	Major Drilling Group International, Inc.	276,821	0.1
19,475	Martinrea International, Inc.	160,519	0.1
74,200 (1)	MEG Energy Corp.	1,466,075	0.6
2,200	Melcor Developments Ltd.	17,800	0.0
10,159	Mullen Group Ltd.	96,407	0.0
4,400	Neo Performance Materials, Inc.	21,734	0.0
95,773 (1)	NuVista Energy Ltd.	928,896	0.4
200 (1)	O3 Mining, Inc.	225	0.0
6,400	Paramount Resources Ltd. - Class A	153,822	0.1
38,235	Parex Resources, Inc.	732,855	0.3
22,200	Parkland Corp.	671,883	0.3
7,300	Pason Systems, Inc.	69,960	0.0
23,900	PHX Energy Services Corp.	126,846	0.1
2,100	Pizza Pizza Royalty Corp.	20,004	0.0
3,700	Polaris Renewable Energy, Inc.	34,819	0.0
4,513 (1)	Repare Therapeutics, Inc.	15,344	0.0
900	Richards Packaging Income Fund	21,988	0.0
30,518	Russel Metals, Inc.	760,337	0.3
24,130	Silvercorp Metals, Inc.	53,593	0.0
21,000	Stelco Holdings, Inc.	591,801	0.3
17,521	Stella-Jones, Inc.	917,776	0.4
56,844	Superior Plus Corp.	382,034	0.2
48,100 (1)	Torex Gold Resources, Inc.	463,744	0.2
15,400	Total Energy Services, Inc.	91,950	0.0
44,041	TransAlta Corp.	322,348	0.1
15,500	Trican Well Service Ltd.	52,421	0.0
55,734	Tricon Residential, Inc.	369,350	0.2
15,200	Vermilion Energy, Inc.	219,327	0.1
28,335 (1)	Victoria Gold Corp.	118,305	0.0
1,100	Wajax Corp.	23,686	0.0
97,880	Whitecap Resources, Inc.	755,936	0.3
58	Winpak Ltd.	1,579	0.0
		22,303,482	9.4

	Chile: 0.1%
54,514	Lundin Mining Corp.	340,430	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China: 1.9%
1,800	Anker Innovations Technology Co. Ltd. - Class A	$23,056	0.0
16,956	Autohome, Inc., ADR	453,573	0.2
25,800	Baoxiniao Holding Co. Ltd. - Class A	21,540	0.0
72,000	Brilliance China Automotive Holdings Ltd.	33,101	0.0
81,400	Canny Elevator Co. Ltd. - Class A	87,116	0.0
85,100	Changjiang Publishing & Media Co. Ltd. - Class A	88,146	0.0
198,200	China Taiping Insurance Holdings Co. Ltd.	183,092	0.1
48,951	China World Trade Center Co. Ltd. - Class A	132,742	0.1
7,410	Cofoe Medical Technology Co. Ltd. - Class A	39,277	0.0
239,900	Era Co. Ltd. - Class A	174,104	0.1
4,200	Ganyuan Foods Co. Ltd. - Class A	44,957	0.0
7,618 (1)	Gaotu Techedu, Inc., ADR	17,064	0.0
9,700	G-bits Network Technology Xiamen Co. Ltd. - Class A	352,578	0.2
909,897 (1)	Greenland Hong Kong Holdings Ltd.	29,680	0.0
17,000 (1)	Guangdong Homa Group Co. Ltd. - Class A	16,634	0.0
5,000	Guangdong South New Media Co. Ltd. - Class A	24,828	0.0
81,020 (1)	Healthcare Co. Ltd. - Class A	112,328	0.1
534,100	HLA Group Corp. Ltd. - Class A	542,997	0.2
15,000	Jiahe Foods Industry Co. Ltd. - Class A	34,326	0.0
8,994	JOYY, Inc., ADR	350,046	0.2
87,000	Kingnet Network Co. Ltd. - Class A	127,205	0.1
314,000 (1)	Natural Food International Holding Ltd.	18,659	0.0
22,600	Offshore Oil Engineering Co. Ltd. - Class A	19,201	0.0
31,758	Pacific Online Ltd.	1,889	0.0
143,300	Perfect World Co. Ltd./ China - Class A	235,201	0.1
187,500	Rongan Property Co. Ltd. - Class A	71,228	0.0
74,100 (1)	Shenzhen Comix Group Co. Ltd. - Class A	68,560	0.0
344,317	Ten Pao Group Holdings Ltd.	44,881	0.0
25,266 (1)	Up Fintech Holding Ltd., ADR	115,213	0.1
17,200	Wasu Media Holding Co. Ltd. - Class A	17,073	0.0
9,835	Weibo Corp., ADR	116,348	0.1
206,666	Xiamen Comfort Science & Technology Group Co. Ltd. - Class A	207,775	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
27,900	Xiangpiaopiao Food Co. Ltd. - Class A	$62,829	0.0
236,500	Yangzijiang Shipbuilding Holdings Ltd.	250,686	0.1
169,000	Zhejiang Meida Industrial Co. Ltd. - Class A	244,861	0.1
24,600 (1)	Zhejiang Meorient Commerce & Exhibition, Inc. - Class A	99,938	0.0
81,100	Zhejiang Publishing & Media Co. Ltd. - Class A	83,227	0.0
		4,545,959	1.9

	Denmark: 2.8%
14,811 (1)	Bang & Olufsen A/S	18,114	0.0
22,561 (1)(2)	Bavarian Nordic A/S	430,023	0.2
10,522	D/S Norden A/S	597,822	0.3
26,958	ISS A/S	390,149	0.2
11,213 (1)	Jyske Bank A/S, Reg	790,229	0.3
82	North Media A/S	664	0.0
22,198	Pandora A/S	2,517,710	1.1
1,801	Per Aarsleff Holding A/S	78,776	0.0
7,497	Rockwool A/S - Class B	1,668,254	0.7
1,323	Skjern Bank	28,697	0.0
4,135	Sparekassen Sjaelland-Fyn A/S	121,390	0.0
		6,641,828	2.8

	Egypt: 0.0%
234,266 (1)	Emaar Misr for Development SAE	25,990	0.0
7,129	Orascom Construction PLC	38,717	0.0
		64,707	0.0

	Finland: 0.5%
30	Alandsbanken Abp - Class B	1,009	0.0
20,785	Konecranes Oyj	681,504	0.3
35,682	Oriola Oyj - Class B	34,870	0.0
124	Ponsse Oyj	3,259	0.0
3	Relais Group Oyj	34	0.0
4,221	Scanfil Oyj	34,081	0.0
6,198	Taaleri Oyj	55,285	0.0
17,643	TietoEVRY Oyj	370,142	0.2
942	Titanium Oyj	15,998	0.0
1,217	Vaisala Oyj - Class A	41,464	0.0
		1,237,646	0.5

	France: 7.5%
18,226	Accor SA	581,457	0.3
9,963	Arkema SA	933,561	0.4
606	Assystem SA	24,238	0.0
4,764	Beneteau SACA	57,483	0.0
28,920	Catana Group	174,821	0.1
5,282	CBo Territoria	19,729	0.0
36,821 (1)	Criteo SA, ADR	1,040,930	0.5
5,142	Dassault Aviation SA	1,022,174	0.4
7,379	Edenred	392,795	0.2
10,093	Eiffage SA	915,946	0.4
2,328 (1)	Ekinops SAS	10,724	0.0
45,004	Elis SA	738,065	0.3
314	Fountaine Pajot SA	34,886	0.0
4,792	GL Events	81,836	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
342	Groupe Crit	$22,436	0.0
5,820	Groupe SFPI	9,225	0.0
3,820 (2)	Guerbet	69,931	0.0
16,510	Ipsen SA	1,951,358	0.8
3,430	Jacquet Metals SACA	54,460	0.0
57,323	Klepierre SA	1,392,019	0.6
28,402 (3)	La Francaise des Jeux SAEM	916,162	0.4
698	Neurones	25,369	0.0
18,045	Renault SA	633,095	0.3
88,528	Rexel SA	1,807,988	0.8
4,675 (2)	Serge Ferrari SAS	31,645	0.0
489	Societe BIC SA	30,694	0.0
5,235	Sopra Steria Group SACA	939,873	0.4
29,577	SPIE SA	777,802	0.3
300	Stef SA	32,251	0.0
1,221	Synergie SE	38,306	0.0
66,652	Technip Energies NV	1,460,329	0.6
2,455	Television Francaise 1 SA	17,300	0.0
74,469 (1)	Vallourec SA	894,401	0.4
12,676 (3)	Verallia SA	412,178	0.2
240	Vetoquinol SA	20,239	0.0
4,398	Vicat SACA	135,033	0.1
		17,700,739	7.5

	Germany: 6.0%
30,734	Aixtron SE	863,649	0.4
955	Atoss Software AG	201,769	0.1
7,401	Aurubis AG	610,116	0.3
16,819	Bechtle AG	751,689	0.3
1,252	Bijou Brigitte AG	46,029	0.0
443	Carl Zeiss Meditec AG - Class BR	38,467	0.0
10,590	CTS Eventim AG & Co. KGaA	641,184	0.3
51,791 (2)(3)	Deutsche Pfandbriefbank AG	346,397	0.2
10,698	Duerr AG	220,117	0.1
3,610	ElringKlinger AG	20,371	0.0
31,153 (1)	Encavis AG	406,815	0.2
7,714	Ernst Russ AG	34,526	0.0
4,467	Fielmann AG	192,410	0.1
29,120	Freenet AG	739,150	0.3
31,503	GEA Group AG	1,077,417	0.5
8,518	Gerresheimer AG	794,502	0.3
853	Gesco SE	18,864	0.0
3,585	GFT Technologies SE	107,279	0.0
3,455	Hornbach Holding AG & Co. KGaA	206,277	0.1
20,587	HUGO BOSS AG	1,204,031	0.5
1,828	Indus Holding AG	35,594	0.0
10,861	KION Group AG	333,238	0.1
750	Krones AG	73,105	0.0
5,086	Nemetschek SE	380,043	0.2
65	New Work SE	4,652	0.0
6,251 (1)	ProCredit Holding AG & Co. KGaA	44,844	0.0
1,299	PSI Software AG	30,638	0.0
1,609	Rational AG	917,579	0.4
1,597	Rheinmetall AG	458,488	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany (continued)
4,921	Salzgitter AG	$122,961	0.1
5,611 (1)	SMA Solar Technology AG	344,739	0.2
1,125	Stabilus SE	71,433	0.0
492	Stemmer Imaging AG	13,535	0.0
74,166 (1)	TAG Immobilien AG	810,931	0.3
28,242 (1)(3)	TeamViewer SE	434,536	0.2
145,650	thyssenkrupp AG	1,015,131	0.4
48,621 (1)	Trivago NV, ADR	53,969	0.0
564	USU Software AG	10,449	0.0
3,942 (1)	Vitesco Technologies Group AG	385,551	0.2
		14,062,475	6.0

	Greece: 0.1%
40,973 (1)	National Bank of Greece SA	234,667	0.1
2,038	Piraeus Port Authority SA	45,392	0.0
7,911	Thrace Plastics Holding and Co.	33,232	0.0
		313,291	0.1

	Guernsey: 0.0%
23,245	Balanced Commercial Property Trust Ltd.	17,872	0.0

	Hong Kong: 0.7%
100,838	Analogue Holdings Ltd.	17,010	0.0
204,478	Build King Holdings Ltd.	28,482	0.0
116,000	China Leon Inspection Holding Ltd.	18,826	0.0
330,972	China Merchants Land Ltd.	13,342	0.0
194,000	Comba Telecom Systems Holdings Ltd.	22,061	0.0
80,000	Computer & Technologies Holdings Ltd.	25,456	0.0
1,703	Computime Group Ltd.	89	0.0
111,072 (1)	Ever Reach Group Holdings Co. Ltd.	3,066	0.0
691,406 (1)	Fountain SET Holdings Ltd.	35,342	0.0
18,111	FSE Lifestyle Services Ltd.	13,505	0.0
456,462	Harbin Electric Co. Ltd. - Class H	131,300	0.1
111,276	Henan Jinma Energy Co. Ltd. - Class H	23,179	0.0
31,000	Hong Kong Ferry Holdings Co. Ltd.	18,142	0.0
232,000 (1)	Hop Fung Group Holdings Ltd.	2,431	0.0
102,000	IVD Medical Holding Ltd.	23,593	0.0
14,087	Johnson Electric Holdings Ltd.	17,475	0.0
194,000	Kerry Properties Ltd.	326,461	0.2
58,501	Lee's Pharmaceutical Holdings Ltd.	9,112	0.0
33,822	Lung Kee Bermuda Holdings	6,613	0.0
210,000	Media Chinese International Ltd.	5,385	0.0
223,367 (1)	Midland Holdings Ltd.	16,856	0.0
66,878	Niraku GC Holdings, Inc.	2,308	0.0
58,939	Pico Far East Holdings Ltd.	10,335	0.0
94,851 (1)	Road King Infrastructure Ltd.	18,417	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
186,718 (1)	Shun Tak Holdings Ltd.	$24,354	0.0
1,221,067	Singamas Container Holdings Ltd.	84,263	0.1
321,180	Tang Palace China Holdings Ltd.	20,522	0.0
3,031,176 (1)	Tongda Group Holdings Ltd.	42,281	0.0
606,000	United Laboratories International Holdings Ltd.	618,595	0.3
206,519	Vedan International Holdings Ltd.	11,612	0.0
15,840 (1)	Wai Kee Holdings Ltd.	2,545	0.0
23,138	Xingfa Aluminium Holdings Ltd.	19,367	0.0
319,000 (1)(4)	Xiwang Special Steel Co. Ltd.	408	0.0
119,814	Zengame Technology Holding Ltd.	53,922	0.0
		1,666,655	0.7

	India: 0.3%
15,941	Ddev Plastiks Industries Ltd.	38,053	0.0
25,620 (4)	Geodesic Ltd.	—	—
127,098	Indiabulls Housing Finance Ltd.	247,340	0.1
2,293	KDDL Ltd.	62,397	0.1
6,459	Kuantum Papers Ltd.	13,454	0.0
2,048	LG Balakrishnan & Bros Ltd.	26,185	0.0
3,584	Newgen Software Technologies Ltd.	48,457	0.0
5,571	Pearl Global Industries Ltd.	84,751	0.1
6,901	S Chand & Co. Ltd.	20,904	0.0
21,379 (4)	Varun Industries Ltd.	—	—
1,464	WPIL Ltd.	58,142	0.0
		599,683	0.3

	Indonesia: 0.3%
319,000	ABM Investama Tbk PT	76,651	0.1
87,400	Adaro Energy Indonesia Tbk PT	14,102	0.0
1,609,000 (1)	Agung Podomoro Land Tbk PT	13,581	0.0
2,468,300 (1)	Alam Sutera Realty Tbk PT	25,794	0.0
52,700	Bumitama Agri Ltd.	21,953	0.0
494,000	Champ Resto Indonesia Tbk PT	40,117	0.0
559,000	Golden Agri-Resources Ltd.	110,236	0.1
37,400	Gudang Garam Tbk PT	54,799	0.0
672,600	IMC Pelita Logistik Tbk PT	22,018	0.0
8,500	Indo Tambangraya Megah Tbk PT	14,193	0.0
27,543	Indo-Rama Synthetics Tbk PT	5,878	0.0
1,110,000	Map Aktif Adiperkasa PT	52,059	0.0
284,952 (1)	Mitrabahtera Segara Sejati Tbk PT	21,526	0.0
3,677,900 (1)	Panin Financial Tbk PT	62,975	0.0
529,296	Salim Ivomas Pratama Tbk PT	12,527	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Indonesia (continued)
392,600	Wismilak Inti Makmur Tbk PT	$88,480	0.1
		636,889	0.3

	Iraq: 0.0%
26,196	Genel Energy PLC	26,045	0.0
20,558	Gulf Keystone Petroleum Ltd.	30,291	0.0
		56,336	0.0

	Ireland: 1.1%
29,991 (1)	Amarin Corp. PLC, ADR	20,877	0.0
143,096	Bank of Ireland Group PLC	1,282,387	0.5
126,513	Dalata Hotel Group PLC	536,792	0.2
52,469	Glanbia PLC	826,100	0.4
		2,666,156	1.1

	Israel: 1.7%
4,070 (1)	Camtek Ltd./Israel	214,082	0.1
5,222 (1)	Cognyte Software Ltd.	21,828	0.0
300	Delek Group Ltd.	32,821	0.0
641 (2)	FMS Enterprises Migun Ltd.	19,892	0.0
854	Ituran Location and Control Ltd.	21,119	0.0
38,212 (1)	JFrog Ltd.	859,388	0.4
216 (1)	Nova Ltd.	20,514	0.0
66,022 (1)	Perion Network Ltd.	1,676,959	0.7
1,963 (1)	Radware Ltd.	29,268	0.0
4,822	Sapiens International Corp. NV	122,961	0.1
1,149 (1)	Silicom Ltd.	17,419	0.0
446	Telsys Ltd.	26,703	0.0
11,416 (1)	Wix.com Ltd.	912,138	0.4
		3,975,092	1.7

	Italy: 3.8%
168,779	A2A SpA	316,797	0.1
1,156	ACEA SpA	13,919	0.0
6,083	Banca IFIS SpA	104,030	0.0
216,958	Banco BPM SpA	1,110,031	0.5
75,608	BPER Banca	246,040	0.1
1,267	Brunello Cucinelli SpA	101,915	0.0
40,997	Buzzi Unicem SpA	1,085,567	0.5
44,697	Coca-Cola HBC AG - Class DI	1,160,410	0.5
25,026	d'Amico International Shipping SA	131,341	0.1
4,166	Danieli & C Officine Meccaniche SpA	84,175	0.0
18,332	Datalogic SpA	109,966	0.1
14,059	ERG SpA	345,441	0.1
73,737	Hera SpA	207,429	0.1
249,186	Iren SpA	499,352	0.2
63,637 (1)	Iveco Group NV	536,319	0.2
126,996	Leonardo SpA	1,919,227	0.8
7,459	Orsero SpA	116,491	0.1
8,355	Piquadro SpA	19,497	0.0
13,779 (1)	Saipem SpA	20,997	0.0
536,343	Saras SpA	779,629	0.3
6,071 (1)	Servizi Italia SpA	7,738	0.0
29,520 (1)	Sogefi SpA	48,789	0.0
3,839	SOL SpA	110,479	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Italy (continued)
22 (1)	Somec SpA	$568	0.0
		9,076,147	3.8

	Japan: 21.9%
23,400	Adastria Co. Ltd.	491,068	0.2
1,800	Ad-sol Nissin Corp.	18,948	0.0
5,800	Adways, Inc.	21,040	0.0
1,900	AEON Financial Service Co. Ltd.	15,663	0.0
3,300	Ai Holdings Corp.	51,085	0.0
786	Aichi Tokei Denki Co. Ltd.	10,441	0.0
1,000	Aiphone Co. Ltd.	19,897	0.0
10,300	Aisan Industry Co. Ltd.	81,598	0.1
2,100	AIT Corp.	22,976	0.0
2,900	Akatsuki, Inc.	40,183	0.0
1,200 (1)	AlphaPolis Co. Ltd.	17,874	0.0
63,900	Alps Alpine Co. Ltd.	524,377	0.2
1,900	Alps Logistics Co. Ltd.	19,880	0.0
51,800	Amada Co. Ltd.	502,484	0.2
3,900	AOKI Holdings, Inc.	25,546	0.0
500	Arata Corp.	18,609	0.0
4,000	Arealink Co. Ltd.	72,661	0.0
5,900	Artner Co. Ltd.	66,774	0.0
9,800	Asahi Diamond Industrial Co. Ltd.	55,991	0.0
700	ASAHI YUKIZAI Corp.	17,142	0.0
17,500	Asics Corp.	554,347	0.3
1,400	ASKA Pharmaceutical Holdings Co. Ltd.	15,863	0.0
8,200	Astena Holdings Co. Ltd.	29,301	0.0
3,100	Ateam, Inc.	12,610	0.0
4,400 (1)	Atrae, Inc.	29,436	0.0
2,200	Aucnet, Inc.	25,614	0.0
16,600	Avant Group Corp.	140,356	0.1
6,700	Avex, Inc.	61,187	0.0
1,600	Axial Retailing, Inc.	40,980	0.0
6,000	Bando Chemical Industries Ltd.	59,975	0.0
1,200 (1)	baudroie, Inc.	20,248	0.0
15,400	BayCurrent Consulting, Inc.	386,644	0.2
2,800	Benefit One, Inc.	20,077	0.0
2,800	Bewith, Inc.	34,271	0.0
16,800	BIPROGY, Inc.	419,031	0.2
5,100	BML, Inc.	96,514	0.1
1,200	Brother Industries Ltd.	18,720	0.0
5,200	Business Brain Showa-Ota, Inc.	72,627	0.0
3,600	Business Engineering Corp.	80,839	0.1
4,100	Carlit Holdings Co. Ltd.	26,420	0.0
44,565 (1)	Cellebrite DI Ltd.	297,694	0.1
2,000	Central Automotive Products Ltd.	44,793	0.0
3,300	Central Glass Co. Ltd.	62,543	0.0
2,000	Chilled & Frozen Logistics Holdings Co. Ltd.	18,402	0.0
1,700	Chino Corp.	23,004	0.0
1,300	Chiyoda Integre Co. Ltd.	23,829	0.0
74,300	Citizen Watch Co. Ltd.	433,319	0.2
2,100	CMC Corp.	18,418	0.0
2,600	Copro-Holdings Co. Ltd.	19,492	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
1,800	Core Corp.	$20,323	0.0
6,200	Cosmos Initia Co. Ltd.	27,943	0.0
35,500	Credit Saison Co. Ltd.	532,138	0.2
2,800	Creek & River Co. Ltd.	36,524	0.0
7,700	CTS Co. Ltd.	33,923	0.0
2,700	Cube System, Inc.	19,063	0.0
2,800 (1)	Cyber Security Cloud, Inc.	37,901	0.0
72,300	CyberAgent, Inc.	379,535	0.2
4,000	Cybozu, Inc.	49,838	0.0
69,600	Daicel Corp.	591,856	0.3
22,700	Daido Steel Co. Ltd.	890,509	0.4
2,700	Daihatsu Diesel Manufacturing Co. Ltd.	14,962	0.0
16,100	Daihen Corp.	507,440	0.2
7,600	Dai-Ichi Cutter Kogyo KK	60,511	0.0
2,400	Daisue Construction Co. Ltd.	21,081	0.0
5,715	Daitron Co. Ltd.	109,266	0.1
3,100	Densan System Holdings Co. Ltd.	56,002	0.0
2,300	Digital Arts, Inc.	63,443	0.0
7,900	Digital Garage, Inc.	158,227	0.1
6,600	Digital Hearts Holdings Co. Ltd.	40,174	0.0
4,400	Digital Information Technologies Corp.	46,373	0.0
30,200	DMG Mori Co. Ltd.	499,508	0.2
1,900	DMS, Inc.	17,215	0.0
9,900	Doshisha Co. Ltd.	147,380	0.1
22,382	DTS Corp.	459,690	0.2
13,200	Ebara Corp.	584,543	0.3
27,000	Eiken Chemical Co. Ltd.	266,313	0.1
4,600	Elematec Corp.	52,355	0.0
19,400	en Japan, Inc.	289,367	0.1
4,700	Entrust, Inc.	26,279	0.0
4,100	ERI Holdings Co. Ltd.	44,043	0.0
5,400	Exedy Corp.	90,160	0.1
8,000	Fibergate, Inc./Japan	60,322	0.0
2,500	Forum Engineering, Inc.	21,545	0.0
2,300	Frontier Management, Inc.	24,415	0.0
2,400	FTGroup Co. Ltd.	20,509	0.0
1,700	Fudo Tetra Corp.	22,670	0.0
1,900	Fuji Corp./Aichi	28,610	0.0
3,700	Fuji Corp./Miyagi	41,721	0.0
18,400	Fuji Soft, Inc.	662,130	0.3
7,900	Fujikura Kasei Co. Ltd.	22,868	0.0
88,100	Fujikura Ltd.	632,744	0.3
2,000	Fujimori Kogyo Co. Ltd.	50,466	0.0
700	Fukuda Corp.	22,692	0.0
2,200	Fukuda Denshi Co. Ltd.	78,614	0.1
700	Fukushima Galilei Co. Ltd.	23,174	0.0
800	Fukuyama Transporting Co. Ltd.	21,863	0.0
31,700	FULLCAST Holdings Co. Ltd.	358,713	0.2
7,000	Furyu Corp.	73,756	0.1
5,200	Fuso Pharmaceutical Industries Ltd.	67,079	0.0
8,500	Futaba Industrial Co. Ltd.	41,880	0.0
9,200	Future Corp.	104,999	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
6,900	Fuyo General Lease Co. Ltd.	$560,975	0.3
5,300	Gakken Holdings Co. Ltd.	29,497	0.0
3,200	Gecoss Corp.	20,320	0.0
1,600	Global Link Management KK	19,327	0.0
9,000	Glory Ltd.	167,799	0.1
5,900	Goldwin, Inc.	372,626	0.2
13,900	GungHo Online Entertainment, Inc.	209,578	0.1
7,400	Hakuhodo DY Holdings, Inc.	60,052	0.0
3,600	Hanwa Co. Ltd.	108,515	0.1
6,800	Heiwa Corp.	96,256	0.1
7,200	Hisamitsu Pharmaceutical Co., Inc.	229,647	0.1
19,700	Hitachi Zosen Corp.	102,767	0.1
2,200	Hodogaya Chemical Co. Ltd.	43,930	0.0
2,400	Hokkan Holdings Ltd.	25,114	0.0
9,600	Horiba Ltd.	485,389	0.2
19,100	Ichikoh Industries Ltd.	66,893	0.0
3,100	ID Holdings Corp.	29,573	0.0
1,600	Idec Corp./Japan	28,710	0.0
1,300	IG Port, Inc.	35,758	0.0
6,000	IMAGICA GROUP, Inc.	23,556	0.0
5,300	I-Net Corp./Kanagawa	56,532	0.0
1,800	Infocom Corp.	29,972	0.0
74,700	INFRONEER Holdings, Inc.	788,000	0.4
1,100	Integrated Design & Engineering Holdings Co. Ltd.	24,417	0.0
4,000 (2)	Intelligent Wave, Inc.	23,108	0.0
60,500	Internet Initiative Japan, Inc.	977,596	0.4
1,239	Invincible Investment Corp.	476,520	0.2
5,900	I-PEX, Inc.	57,403	0.0
3,100	IR Japan Holdings Ltd.	27,868	0.0
2,100	ISB Corp.	19,682	0.0
2,700	ITmedia, Inc.	18,422	0.0
17,500	Itoki Corp.	168,521	0.1
4,200	Iwaki Co. Ltd.	50,694	0.0
65,300	J Front Retailing Co. Ltd.	622,525	0.3
2,100	JAC Recruitment Co. Ltd.	33,520	0.0
3,900	Japan Lifeline Co. Ltd.	29,739	0.0
16,500	Japan Medical Dynamic Marketing, Inc.	78,167	0.1
9,000	Japan System Techniques Co. Ltd.	122,251	0.1
5,300	Japan Transcity Corp.	23,268	0.0
3,400	JBCC Holdings, Inc.	67,116	0.0
18,300	Jeol Ltd.	516,671	0.2
1,400	JFE Systems, Inc.	29,852	0.0
34,400	JGC Holdings Corp.	423,704	0.2
2,500	JK Holdings Co. Ltd.	15,891	0.0
5,500	J-Stream, Inc.	14,532	0.0
3,700	Justsystems Corp.	65,936	0.0
400	JUTEC Holdings Corp.	3,090	0.0
38,200	Kakaku.com, Inc.	368,420	0.2
243	Kamei Corp.	2,518	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
17,000	Kaneka Corp.	$416,020	0.2
1,600	Kansai Paint Co. Ltd.	23,416	0.0
5,700	Kato Works Co. Ltd.	45,509	0.0
1,600	KAWADA TECHNOLOGIES, Inc.	70,580	0.0
314	Kenedix Office Investment Corp.	327,498	0.2
1,200	KFC Ltd.	10,273	0.0
2,260	Kimura Unity Co. Ltd.	19,587	0.0
5,300	Kita-Nippon Bank Ltd.	81,629	0.1
11,100	Kitz Corp.	75,005	0.1
3,000	Koa Shoji Holdings Co. Ltd.	14,687	0.0
800	Koike Sanso Kogyo Co. Ltd.	18,206	0.0
18,500	Komeri Co. Ltd.	383,613	0.2
4,500	Komori Corp.	34,458	0.0
4,400 (1)	Konica Minolta, Inc.	12,324	0.0
5,900	Konoike Transport Co. Ltd.	78,091	0.1
1,500	KSK Co. Ltd./Inagi	25,199	0.0
3,100	Kuriyama Holdings Corp.	17,887	0.0
2,200	Kyowa Electronic Instruments Co. Ltd.	5,462	0.0
5,100	Kyushu Leasing Service Co. Ltd.	31,560	0.0
4,100	LAC Co. Ltd.	19,752	0.0
15,500 (1)	LIFULL Co. Ltd.	22,587	0.0
4,600	Linical Co. Ltd.	17,495	0.0
1,100	Macnica Holdings, Inc.	44,692	0.0
5,900	Maezawa Industries, Inc.	36,559	0.0
2,900	Makino Milling Machine Co. Ltd.	121,012	0.1
1,600	Makiya Co. Ltd.	11,185	0.0
1,700	Mamiya-Op Co. Ltd.	17,056	0.0
1,300	Maruzen Showa Unyu Co. Ltd.	32,820	0.0
2,600	Marvelous, Inc.	11,941	0.0
3,600	Matching Service Japan Co. Ltd.	27,142	0.0
2,100	Matsuoka Corp.	22,245	0.0
5,300	Maxell Ltd.	56,688	0.0
212,400	Mebuki Financial Group, Inc.	642,980	0.3
4,500 (1)	Media Do Co. Ltd.	38,898	0.0
6,800	Megachips Corp.	175,322	0.1
7,400	Meidensha Corp.	115,935	0.1
2,000	Meiji Electric Industries Co. Ltd.	18,400	0.0
2,200	MEITEC Group Holdings, Inc.	38,720	0.0
3,400	Melco Holdings, Inc.	77,576	0.1
16,700	Menicon Co. Ltd.	193,604	0.1
6,600	Micronics Japan Co. Ltd.	99,996	0.1
4,000	Mimaki Engineering Co. Ltd.	19,602	0.0
6,500	Mito Securities Co. Ltd.	18,906	0.0
1,200	Mitsubishi Kakoki Kaisha Ltd.	21,476	0.0
3,100	Mitsubishi Shokuhin Co. Ltd.	81,741	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
6,100	Mitsui-Soko Holdings Co. Ltd.	$173,750	0.1
5,200	Miura Co. Ltd.	100,823	0.1
12,300	Morinaga Milk Industry Co. Ltd.	479,761	0.2
1,400	Moriroku Holdings Co. Ltd.	22,175	0.0
800	Morishita Jintan Co. Ltd.	11,912	0.0
2,400	Morita Holdings Corp.	24,621	0.0
13,900	MRK Holdings, Inc.	10,027	0.0
7,000	Mugen Estate Co. Ltd.	47,467	0.0
2,000	Murakami Corp.	40,666	0.0
1,900	Mutoh Holdings Co. Ltd.	24,809	0.0
1,900	Naigai Trans Line Ltd.	29,785	0.0
32,800	Nakanishi, Inc.	720,395	0.3
10,287	Nakano Corp./Tokyo	26,221	0.0
1,200	Nanyo Corp.	16,081	0.0
2,900	NEOJAPAN, Inc.	18,481	0.0
19,200	NET One Systems Co. Ltd.	293,048	0.1
5,200	Nichiban Co. Ltd.	63,186	0.0
51,900	Nichicon Corp.	433,770	0.2
4,400	Nihon Chouzai Co. Ltd.	41,309	0.0
3,200	Nihon Denkei Co. Ltd.	39,459	0.0
1,600	Nihon Falcom Corp.	13,089	0.0
3,900	Nihon Flush Co. Ltd.	22,946	0.0
1,800	Nihon Kohden Corp.	42,514	0.0
2,700	Nihon Trim Co. Ltd.	52,533	0.0
2,000 (1)	Nihon Yamamura Glass Co. Ltd.	22,339	0.0
93	Nippon Accommodations Fund, Inc.	374,679	0.2
2,900	Nippon BS Broadcasting Corp.	17,091	0.0
1,700	Nippon Concept Corp.	20,034	0.0
2,400	Nippon Densetsu Kogyo Co. Ltd.	32,719	0.0
13,300	Nippon Shinyaku Co. Ltd.	539,396	0.2
13,000	Nippon Thompson Co. Ltd.	46,332	0.0
54,818	Nissan Tokyo Sales Holdings Co. Ltd.	166,023	0.1
8,531	Nisshin Group Holdings Co. Ltd.	28,736	0.0
8,000	Nisshinbo Holdings, Inc.	57,865	0.0
8,600	Nisso Holdings Co. Ltd.	43,327	0.0
136,100	Nissui Corp.	660,432	0.3
1,300	Nitto Kogyo Corp.	29,714	0.0
5,100	Nitto Seiko Co. Ltd.	19,719	0.0
3,400	NJS Co. Ltd.	62,965	0.0
7,200	Noritz Corp.	75,588	0.1
3,400	NPR-RIKEN Corp.	38,537	0.0
1,600	NS Solutions Corp.	46,463	0.0
2,900	NSD Co. Ltd.	50,457	0.0
2,100	NSW, Inc./Japan	37,861	0.0
1,400	OBIC Business Consultants Co. Ltd.	60,144	0.0
1,200	Ochi Holdings Co. Ltd.	10,887	0.0
1,600	OIE Sangyo Co. Ltd.	20,153	0.0
1,300	Oita Bank Ltd.	24,049	0.0
8,100	Okabe Co. Ltd.	37,619	0.0
14,300	OKUMA Corp.	588,738	0.3
4,700 (1)	Optim Corp.	25,647	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
5,400	Optorun Co. Ltd.	$62,468	0.0
12,100	Oriental Shiraishi Corp.	26,708	0.0
1,000	Origin Co. Ltd.	8,186	0.0
7,800	Oro Co. Ltd.	107,042	0.1
8,800	OSG Corp.	100,413	0.1
42,300 (1)	Park24 Co. Ltd.	476,544	0.2
16,000	Parker Corp.	79,886	0.1
1,800	Pasco Corp.	19,165	0.0
6,500	Pasona Group, Inc.	58,146	0.0
2,800	Payroll, Inc.	19,616	0.0
2,200	PCA Corp.	16,234	0.0
5,700	Pegasus Co. Ltd.	19,275	0.0
159,100	Persol Holdings Co. Ltd.	238,557	0.1
3,400	Pickles Holdings Co. Ltd.	26,902	0.0
2,300	Pilot Corp.	78,052	0.1
10,900	Pole To Win Holdings, Inc.	33,691	0.0
4,900	Prestige International, Inc.	19,890	0.0
100	Pronexus, Inc.	779	0.0
7,500	Rakus Co. Ltd.	93,380	0.1
114,600	Rengo Co. Ltd.	758,930	0.3
2,400	Rheon Automatic Machinery Co. Ltd.	20,996	0.0
24,700	Ricoh Co. Ltd.	200,196	0.1
2,100	Ride On Express Holdings Co. Ltd.	14,452	0.0
11,500	Riken Technos Corp.	65,598	0.0
1,600	Riso Kagaku Corp.	24,916	0.0
134,800	Round One Corp.	488,989	0.2
1,000	Saison Information Systems Co. Ltd.	12,578	0.0
6,400	Sakata INX Corp.	53,498	0.0
2,800	San Holdings, Inc.	19,090	0.0
800	Sanken Electric Co. Ltd.	39,789	0.0
15,000	Sankyo Co. Ltd.	623,368	0.3
1,519	Sankyo Frontier Co. Ltd.	38,816	0.0
17,800	Sankyu, Inc.	535,961	0.2
8,800 (1)	Sansan, Inc.	69,928	0.0
2,400	Sansei Technologies, Inc.	17,313	0.0
12,800	Sansha Electric Manufacturing Co. Ltd.	102,566	0.1
95,000	Santen Pharmaceutical Co. Ltd.	823,987	0.4
56,700	Sanwa Holdings Corp.	765,011	0.3
500	Sanyo Denki Co. Ltd.	18,497	0.0
1,800	Sanyo Shokai Ltd.	32,489	0.0
4,300	Sanyo Trading Co. Ltd.	37,935	0.0
2,200	Sawai Group Holdings Co. Ltd.	70,113	0.0
1,900	Saxa Holdings, Inc.	28,035	0.0
5,900	SB Technology Corp.	87,557	0.1
5,000	SCREEN Holdings Co. Ltd.	232,461	0.1
9,500	Scroll Corp.	59,307	0.0
4,400	SCSK Corp.	75,109	0.1
3,600	Seed Co. Ltd./Tokyo	18,786	0.0
1,500	Seika Corp.	21,479	0.0
6,600	Sekisui Kasei Co. Ltd.	19,202	0.0
5,000	SERAKU Co. Ltd.	41,189	0.0
1,600	Shibaura Electronics Co. Ltd.	59,809	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
4,800	Shibaura Machine Co. Ltd.	$118,857	0.1
1,400	Shibusawa Warehouse Co. Ltd.	27,208	0.0
6,400	Shimamura Co. Ltd.	631,615	0.3
2,800	Shimojima Co. Ltd.	21,584	0.0
2,100	Shin Maint Holdings Co. Ltd.	22,223	0.0
5,500	Shinagawa Refractories Co. Ltd.	53,360	0.0
17,300	Shinko Electric Industries Co. Ltd.	555,483	0.3
7,800	SIGMAXYZ Holdings, Inc.	72,753	0.1
2,000	Siix Corp.	18,737	0.0
3,700	Sinfonia Technology Co. Ltd.	38,797	0.0
1,700	SK-Electronics Co. Ltd.	32,050	0.0
900	SMK Corp.	14,590	0.0
7,700	SMS Co. Ltd.	122,183	0.1
4,100	Socionext, Inc.	399,902	0.2
4,800	Sodick Co. Ltd.	24,210	0.0
5,000	Softcreate Holdings Corp.	56,614	0.0
9,100	Sohgo Security Services Co. Ltd.	53,292	0.0
5,569	Soken Chemical & Engineering Co. Ltd.	78,893	0.1
4,600	Soliton Systems KK	33,633	0.0
4,400	SPK Corp.	52,278	0.0
16,600	S-Pool, Inc.	38,383	0.0
2,600	Sprix, Inc.	13,813	0.0
3,300	Star Micronics Co. Ltd.	39,673	0.0
3,200	Startia Holdings, Inc.	27,706	0.0
2,600	St-Care Holding Corp.	14,527	0.0
700	STI Foods Holdings, Inc.	18,646	0.0
11,100	Sumitomo Bakelite Co. Ltd.	493,927	0.2
22,600	Sumitomo Forestry Co. Ltd.	533,619	0.2
18,600	Sumitomo Pharma Co. Ltd.	56,798	0.0
4,800	Sumitomo Riko Co. Ltd.	29,978	0.0
1,000	Sumitomo Seika Chemicals Co. Ltd.	30,755	0.0
5,300	Sun Frontier Fudousan Co. Ltd.	51,426	0.0
2,500 (1)	Sun*, Inc.	21,010	0.0
3,200	Sun-Wa Technos Corp.	46,994	0.0
7,800	Suzuken Co. Ltd./Aichi Japan	238,913	0.1
1,100	System Research Co. Ltd.	23,668	0.0
4,200	System Support, Inc.	54,529	0.0
2,690	Tachikawa Corp.	24,902	0.0
1,000	Taihei Dengyo Kaisha Ltd.	26,177	0.0
4,200	Takara & Co. Ltd.	66,810	0.0
9,700	Takara Bio, Inc.	85,542	0.1
1,500	Takasago International Corp.	32,021	0.0
26,900	Takeuchi Manufacturing Co. Ltd.	767,487	0.3
3,100	Takuma Co. Ltd.	30,075	0.0
2,400	Tanabe Consulting Group Co. Ltd.	17,325	0.0
2,100	TDC Soft, Inc.	21,900	0.0
3,900	TechMatrix Corp.	38,542	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
800	Techno Medica Co. Ltd.	$12,090	0.0
1,100	Techno Quartz, Inc.	29,263	0.0
4,300	Tecnos Japan, Inc.	19,410	0.0
1,800	Tenma Corp.	30,212	0.0
2,000	Terasaki Electric Co. Ltd.	21,500	0.0
24,300	TOA ROAD Corp.	921,433	0.4
5,900	Tocalo Co. Ltd.	53,329	0.0
22,900	Tochigi Bank Ltd.	53,725	0.0
2,700	Togami Electric Manufacturing Co. Ltd.	39,245	0.0
1,400	Toho Co. Ltd./Kobe	28,368	0.0
1,100	Toho Holdings Co. Ltd.	24,797	0.0
60,700	Tokai Carbon Co. Ltd.	465,805	0.2
2,500	Tokyo Rope Manufacturing Co. Ltd.	22,696	0.0
12,000	Tokyo Seimitsu Co. Ltd.	560,945	0.3
43,900	Tokyo Tatemono Co. Ltd.	582,918	0.3
71,300	Tokyu Fudosan Holdings Corp.	415,417	0.2
2,200	Tomoku Co. Ltd.	34,195	0.0
15,300	TOMONY Holdings, Inc.	51,558	0.0
1,800	Tonami Holdings Co. Ltd.	51,803	0.0
3,000	Topre Corp.	32,326	0.0
2,500	Topy Industries Ltd.	40,275	0.0
2,100	Toshiba TEC Corp.	45,649	0.0
13,600	Towa Bank Ltd.	61,031	0.0
1,900	Towa Pharmaceutical Co. Ltd.	34,926	0.0
3,700	Toyo Denki Seizo KK	22,807	0.0
12,300 (1)	Toyo Engineering Corp.	49,005	0.0
15,300	Toyo Suisan Kaisha Ltd.	705,804	0.3
44,300	Toyo Tire Corp.	657,994	0.3
31,500	Toyoda Gosei Co. Ltd.	625,828	0.3
2,500	TPR Co. Ltd.	29,305	0.0
9,200	Traders Holdings Co. Ltd.	38,323	0.0
6,600	Transcosmos, Inc.	134,402	0.1
6,900	Trusco Nakayama Corp.	104,138	0.1
800	Tsubakimoto Kogyo Co. Ltd.	26,615	0.0
2,300	Tsugami Corp.	16,479	0.0
11,800	Ubicom Holdings, Inc.	90,550	0.1
1,100	Uchida Yoko Co. Ltd.	50,625	0.0
1,900	ULS Group, Inc.	58,392	0.0
1,500	UNIRITA, Inc.	18,284	0.0
11,200	UNITED, Inc./Japan	67,665	0.0
6,700	User Local, Inc.	70,072	0.0
9,700	USS Co. Ltd.	169,545	0.1
1,300 (1)	UT Group Co. Ltd.	16,057	0.0
6,600	ValueCommerce Co. Ltd.	54,865	0.0
4,200	VINX Corp.	32,785	0.0
6,100 (1)	Vision, Inc./Tokyo Japan	54,262	0.0
600	WDB coco Co. Ltd.	20,502	0.0
5,500	Will Group, Inc.	39,625	0.0
4,600	WingArc1st, Inc.	82,291	0.1
3,400	Wowow, Inc.	24,472	0.0
8,000	YAMABIKO Corp.	75,998	0.1
2,300	YAMADA Consulting Group Co. Ltd.	23,929	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
63,600	Yamaguchi Financial Group, Inc.	$583,686	0.3
2,300	Yamaichi Electronics Co. Ltd.	26,603	0.0
17,800	Yokowo Co. Ltd.	147,290	0.1
5,400	Yorozu Corp.	32,121	0.0
3,000	Yossix Holdings Co. Ltd.	56,051	0.0
3,400	Yushin Precision Equipment Co. Ltd.	14,987	0.0
1,700	Zaoh Co. Ltd.	27,163	0.0
7,100	Zenrin Co. Ltd.	41,770	0.0
42,900	Zeon Corp.	354,589	0.2
16,700	ZIGExN Co. Ltd.	53,317	0.0
		51,716,743	21.9

	Jordan: 1.0%
99,141	Hikma Pharmaceuticals PLC	2,297,053	1.0

	Macao: 0.2%
317,600 (1)	MGM China Holdings Ltd.	395,279	0.2

	Malaysia: 0.1%
7,500	Allianz Malaysia Bhd	25,218	0.0
249,300	CCK Consolidated Holdings BHD	41,598	0.0
47,000	CSC Steel Holdings Bhd	11,552	0.0
60,700	Dayang Enterprise Holdings Bhd	23,730	0.0
47,000	Deleum Bhd	9,425	0.0
119,200	Kerjaya Prospek Group Bhd	34,775	0.0
58,500 (1)	KSL Holdings Bhd	13,284	0.0
20,754	Kumpulan Fima BHD	7,754	0.0
364,100	Leong Hup International Bhd	47,762	0.1
6,600	LPI Capital Bhd	16,593	0.0
23,900	MKH Bhd	7,023	0.0
119,500 (1)	Pelikan International Corp. Bhd	21,211	0.0
25,800	Sarawak Plantation Bhd	11,038	0.0
42,900	Syarikat Takaful Malaysia Keluarga Bhd	33,134	0.0
		304,097	0.1

	Malta: 0.1%
21,376	Kindred Group PLC, SDR	175,002	0.1

	Mexico: 0.3%
27,592 (1)	Vista Energy SAB de CV, ADR	751,054	0.3

	Netherlands: 1.8%
21,950	ASR Nederland NV	819,141	0.4
7,847	BE Semiconductor Industries NV	810,593	0.4
48,205 (1)	Fugro NV	796,201	0.3
578	Nedap NV	34,860	0.0
18,891	OCI NV	440,175	0.2
406,161 (1)	Pharming Group NV	480,246	0.2
14,903	Randstad NV	771,748	0.3
1,143	TKH Group NV	41,810	0.0
64	Vastned Retail NV	1,281	0.0
		4,196,055	1.8

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	New Zealand: 0.1%
46,798	Air New Zealand Ltd.	$18,267	0.0
8,037	Scales Corp. Ltd.	13,345	0.0
51,430	SKY Network Television Ltd.	86,294	0.1
		117,906	0.1

	Norway: 0.8%
29,187	ABG Sundal Collier Holding ASA	13,220	0.0
67,141	Belships ASA	105,181	0.1
170	Bouvet ASA	819	0.0
8,968 (1)	DOF Group ASA	42,452	0.0
14,847	Ecit AS - Class B	10,420	0.0
11,158	Elopak ASA	22,774	0.0
4,670	Frontline PLC	103,907	0.0
62,692	Hoegh Autoliners ASA	506,769	0.2
320	Medistim ASA	5,543	0.0
242,488	MPC Container Ships ASA	342,777	0.2
2,740	Odfjell SE - Class A	29,065	0.0
26,933	OKEA ASA	93,231	0.0
7,369	Protector Forsikring ASA	115,420	0.1
50,921	Reach Subsea ASA	19,738	0.0
65,478 (1)	SATS ASA	69,986	0.0
1,938	SpareBank 1 Nord Norge	16,389	0.0
3,785	Sparebanken More	25,998	0.0
5,460	Stolt-Nielsen Ltd.	179,622	0.1
23,465	Wallenius Wilhelmsen ASA	197,208	0.1
10,282 (2)	Western Bulk Chartering AS	22,044	0.0
2,084	Wilh Wilhelmsen Holding ASA - Class A	58,578	0.0
		1,981,141	0.8

	Philippines: 0.0%
19,260	Ginebra San Miguel, Inc.	57,637	0.0

	Poland: 0.4%
1,875	Asseco South Eastern Europe SA	20,477	0.0
12	Budimex SA	1,343	0.0
36,234	Develia SA	42,539	0.0
11,747 (1)	Jastrzebska Spolka Weglowa SA	139,549	0.1
5,039	LiveChat Software SA	135,664	0.1
194,338 (1)	PGE Polska Grupa Energetyczna SA	337,510	0.1
21,412 (1)	PKP Cargo SA	78,269	0.0
335	PlayWay SA	27,439	0.0
204 (2)	Stalprodukt SA	10,800	0.0
150,006 (1)	Tauron Polska Energia SA	131,926	0.1
		925,516	0.4

	Portugal: 0.0%
4,441	Mota-Engil SGPS SA	14,411	0.0
56,765	Sonae SGPS SA	55,844	0.0
		70,255	0.0

	Singapore: 1.0%
3,502	Boustead Singapore Ltd.	2,084	0.0
91,234	China Sunsine Chemical Holdings Ltd.	26,654	0.0
29,800	CSE Global Ltd.	8,934	0.0
485,300	Frasers Logistics & Commercial Trust	368,638	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore (continued)
30,600	Frasers Property Ltd.	$16,986	0.0
126,327	Hafnia Ltd.	830,158	0.4
553,000 (1)	IGG, Inc.	194,532	0.1
114,100	Pacific Century Regional Developments Ltd.	23,334	0.0
52,600	Samudera Shipping Line Ltd.	23,649	0.0
20,400	Sarine Technologies Ltd.	4,321	0.0
236,500	Sembcorp Industries Ltd.	793,435	0.3
83,600	Sing Holdings Ltd.	20,150	0.0
19,950	Sing Investments & Finance Ltd.	14,280	0.0
36,592	Tai Sin Electric Ltd.	10,690	0.0
60,351	Tiong Woon Corp. Holding Ltd.	22,040	0.0
32,600	Wing Tai Holdings Ltd.	32,144	0.0
		2,392,029	1.0

	South Africa: 0.3%
102,043	Investec PLC - ZAR	565,473	0.3
46,729	Momentum Metropolitan Holdings	52,577	0.0
		618,050	0.3

	South Korea: 3.2%
1,452	Advanced Process Systems Corp.	17,577	0.0
1,437	AfreecaTV Co. Ltd.	71,553	0.1
4,777 (1)	Ajin Industrial Co. Ltd.	14,182	0.0
1,307	AK Holdings, Inc.	16,903	0.0
10,806 (1)	Ananti, Inc.	53,360	0.0
2	ASIA Holdings Co. Ltd.	253	0.0
857	Binggrae Co. Ltd.	34,774	0.0
41,646	BNK Financial Group, Inc.	209,611	0.1
4,725	Cheil Worldwide, Inc.	69,573	0.1
19,791	Classys, Inc.	483,524	0.2
2,725	Cuckoo Holdings Co. Ltd.	34,260	0.0
33,171	Dae Hyun Co. Ltd.	50,093	0.0
6,145	Daewon San Up Co. Ltd.	24,661	0.0
2,978	Daihan Pharmaceutical Co. Ltd.	59,093	0.0
8,153	Dentium Co. Ltd.	661,838	0.3
4,561	DMS Co. Ltd.	18,527	0.0
5,579 (1)	Dreamus Co.	11,079	0.0
3,782	DY Corp.	15,354	0.0
2,267	DY POWER Corp.	19,675	0.0
8,077	Eusu Holdings Co. Ltd.	35,910	0.0
1,300	Fursys, Inc.	27,963	0.0
3,062	Gabia, Inc.	33,084	0.0
172	Hankook Shell Oil Co. Ltd.	29,180	0.0
1,797	Hanmi Pharm Co. Ltd.	375,728	0.2
7,491	Hansol Technics Co. Ltd.	33,370	0.0
831	Hanwha Aerospace Co. Ltd.	62,475	0.0
4,922	Hanyang Securities Co. Ltd.	33,850	0.0
941	HD Hyundai Construction Equipment Co. Ltd.	31,059	0.0
3,758	HD Hyundai Electric Co. Ltd.	208,693	0.1
7,545	HD Hyundai Infracore Co. Ltd.	37,437	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
8,344 (1)	Heungkuk Fire & Marine Insurance Co. Ltd.	$18,876	0.0
4,030	Hyundai Ezwel Co. Ltd.	18,498	0.0
3,456 (1)	Hyundai Livart Furniture Co. Ltd.	20,429	0.0
2,040	IDIS Holdings Co. Ltd.	17,205	0.0
2,604	Incross Co. Ltd.	18,968	0.0
10,461	JYP Entertainment Corp.	796,289	0.4
4,796	KC Tech Co. Ltd./New	67,689	0.0
3,015	Kolon Corp.	35,510	0.0
38,154	Korea Asset In Trust Co. Ltd.	91,235	0.1
396	KPX Chemical Co. Ltd.	12,469	0.0
3,470	LEADCORP, Inc.	13,560	0.0
73	LF Corp.	755	0.0
15,961 (4)	Lock&Lock Co. Ltd.	70,318	0.1
1,764	LOT Vacuum Co. Ltd.	26,661	0.0
11,020	LOTTE Fine Chemical Co. Ltd.	457,763	0.2
4,358	LX Semicon Co. Ltd.	232,780	0.1
2,411	MegaStudy Co. Ltd.	19,387	0.0
685	Nice Information & Telecommunication, Inc.	10,363	0.0
1,214	NongShim Co. Ltd.	399,279	0.2
6,191	NOROO Paint & Coatings Co. Ltd.	41,785	0.0
3,140	PHA Co. Ltd.	20,945	0.0
3,023	Rayence Co. Ltd.	20,226	0.0
87,913 (4)	S&C Engine Group Ltd.	—	—
503	S-1 Corp.	20,330	0.0
8,006	Sam Young Electronics Co. Ltd.	46,978	0.0
3,844	Sambo Corrugated Board Co. Ltd.	24,236	0.0
3,792	SAMHWA Paints Industrial Co. Ltd.	16,951	0.0
33,933 (1)	Samsung Engineering Co. Ltd.	598,057	0.3
9,193	SeAH Besteel Holdings Corp.	148,507	0.1
144	SeAH Holdings Corp.	11,344	0.0
232	SeAH Steel Holdings Corp.	34,448	0.0
3,763	Segyung Hitech Co. Ltd.	28,437	0.0
738	Seoul City Gas Co. Ltd.	32,642	0.0
5,295	Seoyon Co. Ltd.	26,035	0.0
1,735	SJ Group Co. Ltd.	11,838	0.0
770	SK Discovery Co. Ltd.	21,111	0.0
10,720	SNT Dynamics Co. Ltd.	104,245	0.1
27,177 (1)	SOLUM Co. Ltd.	583,900	0.3
1,330	Spigen Korea Co. Ltd.	30,059	0.0
126	Taekwang Industrial Co. Ltd.	53,960	0.0
8,932	Tailim Packaging Co. Ltd.	15,165	0.0
3,260	Tovis Co. Ltd.	41,151	0.0
2,511	Uju Electronics Co. Ltd.	23,835	0.0
13,198	Youngone Corp.	530,553	0.2
		7,589,411	3.2

	Spain: 2.3%
62,023	Acerinox SA	604,280	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Spain (continued)
27,443	ACS Actividades de Construccion y Servicios SA	$992,448	0.4
46,172	Applus Services SA	486,103	0.2
23,325	Atresmedia Corp. de Medios de Comunicacion SA	87,401	0.0
151,158	Bankinter SA	955,842	0.4
24,279	Cia de Distribucion Integral Logista Holdings SA	596,176	0.3
12,942	Ercros SA	39,849	0.0
34,253	Indra Sistemas SA	480,953	0.2
11,105	Laboratorios Farmaceuticos Rovi SA	593,887	0.2
81,616	Merlin Properties Socimi SA	680,497	0.3
7,389	Naturhouse Health SAU	12,250	0.0
		5,529,686	2.3

	Sweden: 1.5%
33,921	Alleima AB	206,484	0.1
24,313 (2)	Avanza Bank Holding AB	411,009	0.2
5,213	B3 Consulting Group AB	36,754	0.0
96	Beijer Alma AB	1,526	0.0
14,518	Betsson AB - Class B	146,114	0.1
17,650	BioGaia AB - Class B	157,487	0.1
2,412	Biotage AB	24,639	0.0
1,293	Bufab AB	30,739	0.0
3,828	Bulten AB	21,395	0.0
2 (1)	Careium AB	4	0.0
3,712	Clas Ohlson AB - Class B	38,990	0.0
6,300 (1)	Doro AB	10,328	0.0
1,265	Ependion AB	11,752	0.0
2,964	G5 Entertainment AB	38,389	0.0
3,434	Hanza AB	21,579	0.0
21,356	Husqvarna AB - Class B	138,382	0.1
5,626	Inwido AB	57,492	0.0
8,902	Lindab International AB	137,174	0.1
15,389	Loomis AB	399,764	0.2
274	Micro Systemation AB - Class B	1,335	0.0
166,960 (1)	Net Insight AB - Class B	58,184	0.0
4,168	OEM International AB - Class B	27,071	0.0
5,165 (1)	RaySearch Laboratories AB	38,498	0.0
3,204	Solid Forsakring AB	16,723	0.0
456,680	Storskogen Group AB - Class B	270,575	0.1
3,729	Systemair AB	20,445	0.0
33,908 (1)	Tobii AB	31,303	0.0
14,592 (1)	Tobii Dynavox AB	43,783	0.0
25,021	Trelleborg AB - Class B	632,758	0.3
2,565	Volati AB	19,256	0.0
68,457	Wihlborgs Fastigheter AB	443,742	0.2
		3,493,674	1.5

	Switzerland: 6.4%
18,040	Accelleron Industries AG	445,572	0.2
9,957	Adecco Group AG	376,808	0.2
360	ALSO Holding AG	91,833	0.0
3,650	Baloise Holding AG, Reg	524,088	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
1,506 (1)	Basilea Pharmaceutica AG, Reg	$58,617	0.0
518	Belimo Holding AG	218,087	0.1
7,542	BKW AG	1,267,871	0.5
1,966	Bucher Industries AG, Reg	701,796	0.3
158	Burckhardt Compression Holding AG	80,094	0.0
558	Burkhalter Holding AG	52,194	0.0
9	Carlo Gavazzi Holding AG - Class RG	3,077	0.0
2,007	Comet Holding AG, Reg	394,747	0.2
24,563 (1)	Dufry AG, Reg	861,038	0.4
3,028	Flughafen Zurich AG, Reg	565,818	0.2
140	Forbo Holding AG, Reg	154,397	0.1
10,972 (3)	Galenica AG	828,923	0.4
663	Huber + Suhner AG, Reg	45,403	0.0
108	Inficon Holding AG	116,898	0.1
14,134	Julius Baer Group Ltd.	837,605	0.4
7,152 (1)	Kudelski SA - Class BR	10,457	0.0
25	LEM Holding SA	50,569	0.0
27,692	Logitech International SA	2,179,675	0.9
5,940	Meier Tobler Group AG	204,062	0.1
17	Metall Zug AG, Reg	24,388	0.0
1,707	Mikron Holding AG, Reg	26,084	0.0
47 (1)	Phoenix Mecano AG	19,014	0.0
8,652	PSP Swiss Property AG, Reg	1,064,535	0.5
958	Siegfried Holding AG, Reg	759,712	0.3
7,977	Sulzer AG, Reg	658,352	0.3
4,089	Swissquote Group Holding SA, Reg	785,389	0.3
663	Tecan Group AG, Reg	190,812	0.1
19,802	Temenos AG	1,426,647	0.6
732	u-blox Holding AG	69,241	0.0
684	VZ Holding AG	67,276	0.0
		15,161,079	6.4

	Taiwan: 1.2%
444,000	Acer, Inc.	469,257	0.2
12,000	ASROCK, Inc.	67,171	0.0
28,000 (1)	Azurewave Technologies, Inc.	27,246	0.0
115,000	Chien Kuo Construction Co. Ltd.	47,935	0.0
1,421	ChipMOS Technologies, Inc., ADR	35,525	0.0
13,717	Desiccant Technology Corp.	44,405	0.0
18,000	Ennoconn Corp.	138,941	0.1
71,000	Everlight Electronics Co. Ltd.	97,280	0.1
30,000	Getac Holdings Corp.	67,273	0.0
104,000	Giantplus Technology Co. Ltd.	38,986	0.0
15,000	Global Lighting Technologies, Inc.	21,969	0.0
26,000	Global Mixed Mode Technology, Inc.	200,108	0.1
8,000	International Games System Co. Ltd.	154,199	0.1
151,000	Inventec Corp.	189,167	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
18,000	ITE Technology, Inc.	$90,750	0.1
3,000	Keystone Microtech Corp.	20,340	0.0
70,670	Kindom Development Co. Ltd.	74,484	0.0
20,000	Lida Holdings Ltd.	21,312	0.0
6,000	Micro-Star International Co. Ltd.	30,716	0.0
7,000	Nishoku Technology, Inc.	20,896	0.0
17,000	Nova Technology Corp./ Taiwan	65,231	0.0
27,000	Pixart Imaging, Inc.	107,339	0.1
23,000	Powertech Technology, Inc.	74,723	0.1
8,000	Promate Solutions Corp.	24,057	0.0
50,000	Rechi Precision Co. Ltd.	29,456	0.0
19,000	Rich Honour International Designs Co. Ltd.	28,118	0.0
7,000	Sea Sonic Electronics Co. Ltd.	19,645	0.0
36,000	Singatron Enterprise Co. Ltd.	28,434	0.0
36,000	Sitronix Technology Corp.	318,227	0.2
16,000	Sunrex Technology Corp.	24,451	0.0
18,000	TaiSol Electronics Co. Ltd.	33,382	0.0
7,000	Tofu Restaurant Co. Ltd.	55,249	0.0
24,255	Userjoy Technology Co. Ltd.	57,166	0.0
		2,723,438	1.2

	Thailand: 0.3%
109,600 (2)	After You PCL	28,682	0.0
1,285,800	BTS Rail Mass Transit Growth Infrastructure Fund - Class F	119,484	0.1
69,400	CPN Retail Growth Leasehold REIT	18,343	0.0
290,000	Minor International PCL	225,992	0.1
35,700	MK Restaurants Group PCL	40,219	0.0
34,400	NSL Foods PCL	17,330	0.0
98,900	Pruksa Holding PCL	34,412	0.0
75,600	Quality Construction Products PCL	26,502	0.0
215,800	Ratchaphruek Hospital PCL	37,852	0.0
56,900 (2)	Regional Container Lines PCL	31,030	0.0
105,400	Supalai PCL	53,993	0.0
17,700	Thai Stanley Electric PCL	87,887	0.1
39,300	Zen Corp. Group PCL	10,661	0.0
		732,387	0.3

	United Arab Emirates: 0.1%
25,524	Commercial Bank of Dubai PSC	32,591	0.0
98,080	Emaar Development PJSC	165,517	0.1
		198,108	0.1

	United Kingdom: 9.1%
15,357	4imprint Group PLC	939,871	0.4
23,577 (1)	Abcam PLC, ADR	540,385	0.2
3,244 (1)	accesso Technology Group PLC	21,883	0.0
6,486	AG Barr PLC	38,747	0.0
12,352	AJ Bell PLC	38,014	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
21,843 (1)	Alphawave IP Group PLC	$26,018	0.0
4,660	Anglo-Eastern Plantations PLC	39,792	0.0
9,959	Animalcare Group PLC	20,881	0.0
11,127	Atalaya Mining PLC	40,573	0.0
152,377	Balfour Beatty PLC	572,659	0.2
90,198	Beazley PLC	565,034	0.2
10,742	Belvoir Group PLC	30,043	0.0
18,295	Berkeley Group Holdings PLC	899,322	0.4
6,697	Breedon Group PLC	25,437	0.0
10,920	Bytes Technology Group PLC	65,364	0.0
21,280	Capital Ltd.	20,278	0.0
19,017	Capricorn Energy PLC	36,107	0.0
88,633	Centrica PLC	169,670	0.1
7,956	Cerillion PLC	122,811	0.1
5,100	Chesnara PLC	15,683	0.0
30,212	Computacenter PLC	944,960	0.4
3,021	Concentric AB	42,446	0.0
76,177	Costain Group PLC	47,035	0.0
27,003	CVS Group PLC	482,116	0.2
51,272 (1)	Darktrace PLC	218,790	0.1
3,814	Domino's Pizza Group PLC	15,914	0.0
23,027	dotdigital group PLC	20,152	0.0
62,562	Drax Group PLC	321,349	0.1
28,980	Dunelm Group PLC	343,701	0.2
2,897 (1)	Eagle Eye Solutions Group PLC	15,493	0.0
79,690 (1)	easyJet PLC	355,496	0.2
18,305	Ecora Resources PLC	19,112	0.0
111,475 (1)	EnQuest PLC	21,917	0.0
4,087	FDM Group Holdings PLC	21,683	0.0
2,731	Foresight Group Holdings Ltd.	12,215	0.0
1,030	Games Workshop Group PLC	123,840	0.1
85,471 (1)	Gem Diamonds Ltd.	11,397	0.0
1,510	Gooch & Housego PLC	9,177	0.0
118,753	Harbour Energy PLC	367,047	0.2
992	Hargreaves Services PLC	5,154	0.0
13,311	Hill & Smith PLC	266,834	0.1
78,779	IG Group Holdings PLC	612,003	0.3
26,349	IMI PLC	470,569	0.2
76,949	Inchcape PLC	623,863	0.3
75,967	International Personal Finance PLC	120,958	0.1
46,449	Investec PLC - GBP	257,498	0.1
7,212 (1)	J D Wetherspoon PLC	55,400	0.0
98,442	JET2 PLC	1,203,040	0.5
112,851	Just Group PLC	103,697	0.1
6,453	Kitwave Group PLC	19,608	0.0
10,227	Liontrust Asset Management PLC	69,754	0.0
218,590	LondonMetric Property PLC	440,492	0.2
24,278	Macfarlane Group PLC	29,804	0.0
261,874	Man Group PLC/Jersey	700,157	0.3
433,604 (1)	Marks & Spencer Group PLC	1,144,969	0.5
31,691	Mears Group PLC	99,186	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
27,649	Mitie Group PLC	$33,186	0.0
199,211	Moneysupermarket.com Group PLC	628,648	0.3
5,425	Morgan Sindall Group PLC	123,964	0.1
3,725	MP Evans Group PLC	33,594	0.0
14,527	Ninety One PLC	27,915	0.0
18,017	Norcros PLC	31,206	0.0
107,046	OSB Group PLC	390,830	0.2
4,485	Oxford Instruments PLC	98,232	0.0
30,578	Oxford Metrics PLC	32,149	0.0
40,963	Pagegroup PLC	187,721	0.1
90,565 (1)	Playtech PLC	432,163	0.2
15,419	Polar Capital Holdings PLC	78,150	0.0
138,967	QinetiQ Group PLC	559,084	0.2
2,983	Robert Walters PLC	13,705	0.0
68,210	Safestore Holdings PLC	567,610	0.2
47,648	Savills PLC	456,071	0.2
378,643	Serco Group PLC	658,117	0.3
23,666	Serica Energy PLC	67,034	0.0
69,803	Severfield PLC	52,432	0.0
36,128 (1)	SigmaRoc PLC	21,341	0.0
12,235	Spectris PLC	462,324	0.2
226,119	Speedy Hire PLC	83,138	0.0
99,335	Spirent Communications PLC	117,417	0.1
40,308	SThree PLC	172,079	0.1
53,688	Sylvania Platinum Ltd.	46,984	0.0
50,770	Tate & Lyle PLC	389,072	0.2
292,669	Taylor Wimpey PLC	395,292	0.2
1,477	TORM PLC - Class A	45,061	0.0
247,340	Tritax Big Box REIT PLC	411,802	0.2
42,718	Vesuvius PLC	209,244	0.1
229,800	Virgin Money UK PLC	417,495	0.2
937	Vp PLC	5,672	0.0
21,565	Weir Group PLC	447,918	0.2
		21,542,048	9.1

	United States: 1.7%
7,990 (1)	ADC Therapeutics SA	5,593	0.0
12,677	BRP, Inc.	856,835	0.4
5,027	Burford Capital Ltd.	62,536	0.0
7,067	Civeo Corp.	141,340	0.0
15,682 (1)	Corp America Airports SA	167,170	0.1
8,065 (1)	GigaCloud Technology, Inc. - Class A	76,376	0.0
2,574 (1)	Gravity Co. Ltd., ADR	161,132	0.1
31,524 (1)	IMAX Corp.	574,052	0.2
33,751 (1)	Inmode Ltd.	644,644	0.3
23,494	International Game Technology PLC	597,218	0.2
17,929 (1)	MDA Ltd.	148,293	0.1
25,281	Sims Ltd.	201,524	0.1
4,043 (1)	Viemed Healthcare, Inc.	25,539	0.0
55,416 (1)	Zymeworks, Inc.	389,020	0.2
		4,051,272	1.7

	Total Common Stock (Cost $243,242,528)	229,835,075	97.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager	PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.7%
27,520	iShares MSCI EAFE Small- Cap ETF	$1,480,851	0.6
59,400	Vanguard FTSE Developed Markets ETF	2,509,056	1.1
		3,989,907	1.7

	Total Exchange-Traded Funds (Cost $3,999,748)	3,989,907	1.7

PREFERRED STOCK: 0.2%
	Germany: 0.2%
357	Einhell Germany AG	50,164	0.0
7,769	Fuchs Petrolub SE	315,538	0.2
88	KSB SE & Co. KGaA	49,163	0.0
8,138	Schaeffler AG	42,237	0.0
182	STO SE & Co. KGaA	23,648	0.0
1,268	Villeroy & Boch AG	23,748	0.0
		504,498	0.2

	South Africa: 0.0%
776	Absa Bank Ltd.	31,009	0.0

	Total Preferred Stock (Cost $579,437)	535,507	0.2
	Total Long-Term Investments (Cost $247,821,713)	234,360,489	99.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Repurchase Agreements: 0.6%
376,603 (5)	Citadel Securities LLC, Repurchase Agreement dated 10/31/2023, 5.380%, due 11/01/2023 (Repurchase Amount $376,659, collateralized by various U.S. Government Securities, 0.000%-7.500%, Market Value plus accrued interest $384,192, due 11/09/23-08/15/53)	376,603	0.2
1,000,000 (5)	Industrial & Comm. Bank of China, Repurchase Agreement dated 10/31/2023, 5.340%, due 11/01/2023 (Repurchase Amount $1,000,146, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $1,020,000, due 11/02/23-08/15/53)	1,000,000	0.4
	Total Repurchase Agreements (Cost $1,376,603)	1,376,603	0.6
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.4%
1,052,394 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.240% (Cost $1,052,394)	$1,052,394	0.4

	Total Short-Term Investments (Cost $2,428,997)	$2,428,997	1.0
	Total Investments in Securities (Cost $250,250,710)	$236,789,486	100.1
	Liabilities in Excess of Other Assets	(232,332)	(0.1)
	Net Assets	$236,557,154	100.0

ADR	American Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2023.

Sector Diversification	Percentage of Net Assets
Industrials	22.4%
Information Technology	14.5
Materials	11.1
Consumer Discretionary	11.0
Financials	7.9
Health Care	7.5
Energy	6.6
Communication Services	5.4
Real Estate	5.1
Consumer Staples	3.2
Utilities	2.6
Exchange-Traded Funds	1.7
Foreign Stock	0.1
Short-Term Investments	1.0
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2023
Asset Table
Investments, at fair value
Common Stock
Australia	$753,480	$14,345,224	$—	$15,098,704
Austria	25,049	335,820	—	360,869
Belgium	112,533	190,859	—	303,392
Bermuda	—	482,410	—	482,410
Burkina Faso	665,393	—	—	665,393
Canada	22,303,482	—	—	22,303,482
Chile	340,430	—	—	340,430
China	2,583,209	1,962,750	—	4,545,959
Denmark	29,361	6,612,467	—	6,641,828
Egypt	38,717	25,990	—	64,707
Finland	113,790	1,123,856	—	1,237,646
France	1,366,745	16,333,994	—	17,700,739
Germany	165,738	13,896,737	—	14,062,475
Greece	78,624	234,667	—	313,291
Guernsey	—	17,872	—	17,872
Hong Kong	322,159	1,344,088	408	1,666,655
India	228,035	371,648	—	599,683
Indonesia	435,100	201,789	—	636,889
Iraq	26,045	30,291	—	56,336
Ireland	1,383,769	1,282,387	—	2,666,156
Israel	3,922,379	52,713	—	3,975,092
Italy	248,400	8,827,747	—	9,076,147
Japan	361,232	51,355,511	—	51,716,743
Jordan	—	2,297,053	—	2,297,053
Macao	—	395,279	—	395,279
Malaysia	164,130	139,967	—	304,097
Malta	—	175,002	—	175,002
Mexico	751,054	—	—	751,054
Netherlands	36,141	4,159,914	—	4,196,055
New Zealand	117,906	—	—	117,906
Norway	1,216,116	765,025	—	1,981,141
Philippines	57,637	—	—	57,637
Poland	236,919	688,597	—	925,516
Portugal	—	70,255	—	70,255
Singapore	170,599	2,221,430	—	2,392,029
South Africa	618,050	—	—	618,050
South Korea	297,909	7,221,184	70,318	7,589,411
Spain	525,952	5,003,734	—	5,529,686
Sweden	312,704	3,180,970	—	3,493,674
Switzerland	327,194	14,833,885	—	15,161,079
Taiwan	163,297	2,560,141	—	2,723,438
Thailand	174,990	557,397	—	732,387
United Arab Emirates	32,591	165,517	—	198,108
United Kingdom	6,133,918	15,408,130	—	21,542,048
United States	3,849,748	201,524	—	4,051,272
Total Common Stock	50,690,525	179,073,824	70,726	229,835,075
Exchange-Traded Funds	3,989,907	—	—	3,989,907
Preferred Stock	177,732	357,775	—	535,507
Short-Term Investments	1,052,394	1,376,603	—	2,428,997
Total Investments, at fair value	$55,910,558	$180,808,202	$70,726	$236,789,486

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2023 (continued)

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(25,583)
Total	$(25,583)

At October 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $252,744,444.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$16,034,198
Gross Unrealized Depreciation	(31,766,620)
Net Unrealized Depreciation	$(15,732,422)

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2023 were as follows:

Fund Name	Type	Per Share Amount	Fund Name	Type	Per Share Amount
Voya Global Bond Fund			Voya Global Perspectives® Fund (continued)
Class A	NII	$0.2109	Class I	NII	$0.2141
Class C	NII	$0.1505	Class R	NII	$0.1606
Class I	NII	$0.2227	Class W	NII	$0.2137
Class R	NII	$0.1874	Voya Multi-Manager International Small Cap Fund
Class R6	NII	$0.2255	Class A	NII	$1.1463
Class W	NII	$0.2175	Class C	NII	$1.1262
All Classes	ROC	$0.0772	Class I	NII	$1.1562
Voya Global High Dividend Low Volatility Fund			Class R6(1)	NII	—
Class A	NII	$1.3210	Class W	NII	$1.1533
Class C	NII	$1.0526
Class I	NII	$1.4206
Class R6	NII	$1.4283
Class W	NII	$1.4205
Voya Global Perspectives® Fund
Class A	NII	$0.1889
Class C	NII	$0.0727

NII - Net investment income

ROC - Return of capital

(1)Commenced operations February 28, 2023.

Of the ordinary distributions made during the year ended October 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Global High Dividend Low Volatility Fund	62.52%
Voya Global Perspectives® Fund	2.80%

For the year ended October 31, 2023, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Voya Global High Dividend Low Volatility Fund	100.00%
Voya Global Perspectives® Fund	27.85%
Voya Multi-Manager International Small Cap Fund	100.00%

The Funds designate the following amount as Section 199A dividends:

Voya Global Perspectives® Fund	$185,266

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Global Perspectives® Fund	$143,084	$0.0119	14.78%
Voya Multi-Manager International Small Cap Fund	$748,571	$0.1616	97.40%

*	None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 –Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	139	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	139	None.
Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	139	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	139	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	139	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	139	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	139	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2023.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 - Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 - December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 - Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 - Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 - Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 - Present).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 1999 – Present	Vice President, Voya Investments, LLC (August 1997 - Present); Vice President, Voya Funds Services, LLC (November 1995 - Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

[This Page Intentionally Left Blank]

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
301 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	166211 (1023)

Annual Report

October 31, 2023

Voya VACS Series EME Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

E-Delivery Sign-up – details inside

INVESTMENT MANAGEMENT voyainvestments.com

[This Page Intentionally Left Blank]

Portfolio Managers’ Report	1
Shareholder Expense Example	4
Report of Independent Registered Public Accounting Firm	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio of Investments	19
Tax Information	27
Trustee and Officer Information	28
Advisory and Sub-Advisory Contract Approval Discussion	33

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements.
Just go to individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge and upon request, by calling 1-800-992-0180 or by accessing the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

1

PORTFOLIO MANAGERS’ REPORT	VOYA VACS SERIES EME FUND

Voya VACS Series EME Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers - Voya Investment Management Co. LLC (“Voya IM”), Sustainable Growth Advisors, LP (“SGA”), and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: HK Gupta, Robert Rohn and Kishore Rao Portfolio Managers of the Sleeve that is managed by SGA; Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.

Performance: For the period beginning June 7, 2023, through October 31, 2023, the Fund provided a total return of -5.30% compared to the MSCI Emerging Markets IndexSM, which returned -6.20% for the same period.

Portfolio Specifics: Delaware Sleeve - The Sleeve’s positioning in the technology sector contributed to performance. In South Korea, shares of SK Hynix Inc. outperformed as memory chip manufacturers announced reductions to their supply growth. In our opinion, these reductions may help the industry digest excess inventory and limit further price declines. Separately, we believe rising demand for applications related to artificial intelligence (AI) may bolster SK Hynix’s sales of high-bandwidth memory chips. In Taiwan, shares of MediaTek Inc. outperformed as smartphone demand appeared to improve.

On the negative side, shares of JD.com Inc. in China underperformed. Amid flagging consumer confidence and limited policy stimulus measures, Chinese consumer preferences appeared to shift toward lower-end, value-for-money products. This trend contributed to JD.com ceding market share to competitors. In Chile, shares of Sociedad Quimica Y Minera underperformed as concerns about electric vehicle demand contributed to declining lithium prices. Potential policy changes by the Chilean government toward the mining sector further contributed to volatility. In Mexico, shares of Grupo Televisa SAB underperformed amid intensifying competitive pressures in its cable business.

Geographic Diversification as of October 31, 2023 (as a percentage of net assets)
China	21.5%
South Korea	15.2%
India	14.4%
Taiwan	14.1%
Brazil	8.0%
Mexico	7.4%
South Africa	2.1%
Indonesia	2.0%
Thailand	2.0%
United States	1.2%
Countries between 0.0% - 1.2%^	10.8%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 21 countries, which each 0.0% - 1.2% of net assets.
Portfolio holdings are subject to change daily.

SGA Sleeve - Weak economic data and underwhelming stimulus efforts raised doubts about a recovery in China and concerns about weak Chinese demand weighed on other emerging markets. Rising bond yields and a stronger U.S. dollar dragged on emerging market currencies and companies with faster growth and higher valuations. In a down market environment, the reward to quality factors was mixed. Companies with greater sales stability underperformed, a headwind for our approach. There was broad weakness across emerging markets, with Asian markets particularly weak. Indian equities provided positive returns on the back of improving economic data, as did emerging markets in Europe. Stock selection detracted from Sleeve returns, particularly in the Health Care, Consumer Staples, and Consumer Discretionary sectors. Selection in Information Technology and Materials contributed positively to returns. Allocation effects, which are purely a byproduct of the Sleeve’s fundamental investment process, contributed to returns due in part to an overweight to Consumer Staples. A lack of exposure to the Energy sector detracted from relative results. The largest contributors to Sleeve returns were Sanlam, FEMSA, XP, Infosys, and Adidas, while the largest detractors were Shandong Weigao, Bud APAC, JD.com, CP All, and HDFC Bank.

Voya IM Sleeve – The Sleeve employs a “passive management” approach designed to track the performance of the FTSE Emerging Plus Korea Select Factor index (“FTSE index”). Generally, the Sleeve will invest in all of the securities in the FTSE Index in weightings consistent with that of the FTSE Index. The Sleeve’s portfolio may not always hold all of the same securities as the FTSE Index. The Sleeve is gauged against the MSCI Emerging Markets Index for reporting purposes.

1

VOYA VACS SERIES EME FUND	PORTFOLIO MANAGERS’ REPORT

Top Ten Holdings as of October 31, 2023* (as a percentage of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.6%
Samsung Electronics Co. Ltd.	4.2%
Reliance Industries Ltd.	3.8%
Tencent Holdings Ltd.	3.1%
MediaTek, Inc.	2.6%
SK Hynix, Inc.	2.6%
SK Square Co. Ltd.	2.3%
Fomento Economico Mexicano SAB de CV - Foreign	2.3%
Alibaba Group Holding Ltd.	2.1%
Kweichow Moutai Co. Ltd. - Class A	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

As a passively implemented, multi-factor strategy, the Sleeve benefitted from its lower volatility, higher quality, small cap value orientation relative to the Index. From a country perspective, both allocations to and security selection within countries contributed to results. Overweights to Greece and Hungary, as well as an underweight in Saudi Arabia, were the biggest contributors. Security selection within India and Brazil were the biggest contributors to security selection. From a sector perspective, both allocation and selection impacts were contributors, though security selection was stronger. Selection within industrials, materials and utilities were the biggest contributors, while communication services was a detractor.

The Sleeve utilizes derivatives such as futures on individual securities and indexes, to maintain its passive strategy of mirroring the FTSE Index while benchmarking itself against the MSCI EMSM Index. During the reporting period, the Sleeve’s use of futures contributed slightly to relative results.

Current Strategy & Outlook: Delaware Sleeve - We believe that the near-term outlook remains clouded by a host of issues including US monetary policy, concerns about global economic growth, and escalating geopolitical tension. As such, we expect market conditions to remain volatile. Nonetheless, we do not believe these uncertainties have derailed long-term growth opportunities underpinned by secular trends such as digitalization and consumption premiumization (consumers’ preference for high-quality, healthy, and premium products). Furthermore, we believe that equity valuations across several pockets of the emerging markets universe appear attractive.

Among countries, the Sleeve currently holds overweight positions in South Korea, Mexico, and Brazil. Conversely, the Sleeve is currently underweight relative to the benchmark in the Middle East, Southeast Asia, China, and South Africa. Sectors we currently favor include technology (particularly leading-edge semiconductor manufacturing), consumer staples (concentrated in China), and energy (largely due to Reliance Industries Ltd.). The Sleeve is most underweight financials, consumer discretionary, and materials.

SGA Sleeve - We remain focused on assembling a portfolio of attractively valued high quality companies that we believe can reliably compound earnings and cash flows at above average rates with less macroeconomic sensitivity over the long-term. Over full market cycles, we believe these unique businesses should be rewarded by the market and deliver strong absolute and relative returns with lower levels of risk. While the Sleeve and benchmark have similar three-year growth forecasts, given the growing strains on the global economy we view expectations for the broader market as optimistic and believe the Sleeve’s portfolio companies are better positioned to deliver growth.

Voya IM Sleeve - The Sleeve invests principally in equity securities and employs a “passive management” approach designed to track the performance of the FTSE Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

2

PORTFOLIO MANAGERS’ REPORT	VOYA VACS SERIES EME FUND

Cumulative Total Returns for the Periods Ended October 31, 2023
Since
Inception
VACS Series EME Fund(1)	-5.30%
MSCI Emerging Markets IndexSM(2)	-6.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series EME Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The graph and performance and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

Fund holdings are subject to change daily.

(1)	Fund incepted on June 7, 2023.
(2)	Since Inception performance for the Index is shown as of June 7, 2023.

3

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual Fund Return			Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	May 1,	October 31,	Expense	October 31,	May 1,	October 31,	Expense	October 31,
	2023	2023	Ratio	2023*	2023	2023	Ratio	2023*

VACS Series EME Fund^	$1,000.00	$947.00	0.15%	$0.59	$1,000.00	$1,024.45	0.15%	$0.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/ 365 to reflect the most recent fiscal half-year.
^	Commencement of operations was June 7, 2023. Expenses paid for the actual Fund’s return reflect the 147 day period ended October 31, 2023.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya VACS Series EME Fund and the Board of Trustees of Voya Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya VACS Series EME Fund (the “Fund”) (one of the funds constituting Voya Mutual Funds (the “Funds”)), including the portfolio of investments, as of October 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period from June 7, 2023 (commencement of operations) through October 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Mutual Funds) at October 31, 2023, the results of its operations, the changes in its net assets and its financial highlights for the period from June 7, 2023 (commencement of operations) through October 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

December 22, 2023

5

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2023

ASSETS:
Investments in securities at fair value+*	$215,796,732
Short-term investments at fair value†	7,447,582
Cash	69,513
Cash collateral for futures contracts	21,457
Foreign currencies at value‡	259,164
Receivables:
Investment securities and currencies sold	97,185
Fund shares sold	30,923
Dividends	396,843
Interest	2,464
Foreign tax reclaims	2,466
Prepaid offering expense	21,000
Other assets	93
Total assets	224,145,422
LIABILITIES:
Payable for investment securities and currencies purchased	172,189
Payable for fund shares redeemed	225,647
Payable upon receipt of securities loaned	5,038,778
Variation margin payable on futures contracts	5,798
Payable for investment management fees	8,226
Payable to trustees under the deferred compensation plan (Note 5)	93
Payable for trustee fees	196
Other accrued expenses and liabilities	79,277
Total liabilities	5,530,204
NET ASSETS	$218,615,218
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$236,063,426
Total distributable loss	(17,448,208)
NET ASSETS	$218,615,218
+ Including securities loaned at value	$4,913,393
* Cost of investments in securities	$235,692,444
† Cost of short-term investments	$7,447,582
‡ Cost of foreign currencies	$259,381

Net assets	$218,615,218
Shares authorized	unlimited
Par value	—
Shares outstanding	23,074,731
Net asset value and redemption price per share	$9.47

See Accompanying Notes to Financial Statements

6

STATEMENT OF OPERATIONS FOR THE PERIOD ENDED OCTOBER 31, 2023

June 7, 2023(1) to October 31, 2023
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,156,215
Interest	7,289
Securities lending income, net	2,036
Other	219
Total investment income	2,165,759
EXPENSES:
Transfer agent fees	140
Shareholder reporting expense	2,190
Professional fees	28,445
Custody and accounting expense	73,349
Trustee fees	1,960
Offering expense	14,000
Miscellaneous expense	5,083
Interest expense	4,247
Total expenses	129,414
Waived and reimbursed fees	(9,699)
Net expenses	119,715
Net investment income	2,046,044
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	723,565
Foreign currency related transactions	(230,904)
Futures	(75,871)
Net realized gain	416,790

Net change in unrealized (depreciation) on:
Investments	(19,895,712)
Foreign currency related transactions	(1,797)
Futures	(13,533)
Net change in unrealized appreciation (depreciation)	(19,911,042)
Net realized and unrealized loss	(19,494,252)
Decrease in net assets resulting from operations	$(17,448,208)

* Foreign taxes withheld	$299,216
^ Foreign capital gains taxes withheld	$60,697

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

7

STATEMENTS OF CHANGES IN NET ASSETS

June 7, 2023 to October 31, 2023(1)
FROM OPERATIONS:
Net investment income	$2,046,044
Net realized gain	416,790
Net change in unrealized appreciation (depreciation)	(19,911,042)
Decrease in net assets resulting from operations	(17,448,208)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	252,114,264

Cost of shares redeemed	(16,050,838)
Net increase in net assets resulting from capital share transactions	236,063,426
Net increase in net assets	218,615,218

NET ASSETS:
Beginning of year or period	—
End of year or period	$218,615,218

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
06-07-23(4)-
10-31-23	10.00	0.11•	(0.64)	(0.53)	—	—	—	—	—	9.47	(5.30)	0.17	0.15	0.15	2.61	218,615	11

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment

Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

9

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023

NOTE 1 — ORGANIZATION

Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are eleven separate active investment series. This report is for Voya VACS Series EME Fund (“EME” or the “Fund”), a diversified series of the Trust.

The Fund’s shares are not registered under the Securities Act of 1933 (the “1933 Act”) because the shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Fund may only be made by “accredited investors,” as defined in Regulation D under the 1933 Act.

The Fund does not have a share class designation. All shareholders are allocated the common expenses of the Fund and earn income and realized gains/losses from the Fund. Expenses that are specific to the Fund are charged directly to the Fund. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as one of the multiple sub-advisers to the Fund. Voya IM serves as one of the multiple sub-advisers for the Fund. Voya Investments Distributor, LLC (“VID”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

10

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2) Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from

11

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the

12

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter

(“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

H. Forward Foreign Currency Transactions and Futures Contracts. The Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions

13

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended October 31, 2023, the Fund used futures to enact tactical positions and to provide the Fund with greater liquidity. The Fund had purchased and sold futures contracts on various equity indices. The Fund also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended October 31, 2023, the Fund had an average notional value on futures contracts purchased of $750,195. Please refer to the tables within the Portfolio of Investments for open contracts during the period ended October 31, 2023.

I. Securities Lending. The Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.

J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended October 31, 2023, the cost of purchases and the proceeds from the sales of investments, excluding short-term securities, were as follows:

Purchases	Sales
$258,393,528	$22,471,344

14

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. There is no management fee charged per the Management Agreement for EME.

The Investment Adviser has entered into sub-advisory agreements with Delaware Investments Fund Advisers, Sustainable Growth Advisers, LP and Voya IM. These sub-advisers provide investment advice for the Fund and are paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2023, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Investment Trust Co.	91.15%

The Investment Advisor may direct the Fund’s Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability.

Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the period ended October 31, 2023, there were no account fees for affiliated recordkeeping services paid by the Fund.

NOTE 6 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to 0.15% of the average net assets.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of October 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor and the related expiration dates are as follows:

October 31,
2024	2025	2026	Total
$—	$—	$9,699	$9,699

The Expense Limitation Agreement is contractual through March 1, 2025 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective June 12, 2023, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be

15

NOTES TO FINANCIAL STATEMENTS as of October 31, 2023 (continued)

NOTE 7 — LINE OF CREDIT (continued)

used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Fund utilized the line of credit during the period ended October 31, 2023:

Approximate
	Approximate	Weighted
	Average	Average
	Daily Balance	Interest Rate
Days	For Days	For Days
Utilized	Utilized	Utilized
5	$4,924,000	6.21%

Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
6/07/2023(1)-
10/31/2023	24,690,627	—	—	(1,615,896)	—	23,074,731	252,114,264	—	—	(16,050,838)	—	236,063,426

(1)       Commencement of operations.

NOTE 9 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at its last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.

The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2023:

16

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2023 (CONTINUED)

NOTE 9 — SECURITIES LENDING (continued)

	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received(1)	Amount
BofA Securities Inc	$4,831,597	$(4,831,597)	$—
Mizuho Securities USA LLC.	18,640	(18,640)	—

	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received(1)	Amount
Wells Fargo
Securities LLC	$63,156	$(63,156)	$—
Total	$4,913,393	$(4,913,393)	$—

(1) Cash Collateral with a fair value of $5,038,778 has been received in connection with the above securities lending transactions.

Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs) and wash sale deferrals.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax-basis components of distributable earnings as of October 31, 2023 were:

Undistributed	Unrealized	Total
Ordinary	Appreciation/	Distributable
Income	(Depreciation)	Earnings/(Loss)
$2,982,497	$(20,430,705)	$(17,448,208)

At October 31, 2023, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of October 31, 2023, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Fund and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market

17

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2023 (CONTINUED)

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 12 — MARKET DISRUPTION

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short-or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue, to adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Funds' financial statements.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2023, the Fund declared dividends of:

Short-
Net	term
Investment	Capital	Payable	Record
Income	Gains	Date	Date
$ 0.1324	$0.0422	December 13, 2023	December 11, 2023

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

18

VOYA VACS SERIES EME FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: 97.7%
	Argentina: 1.1%
1,942 (1)	MercadoLibre, Inc.	$2,409,517	1.1

	Australia: 0.2%
6,440	Rio Tinto PLC, ADR	414,350	0.2

	Brazil: 7.1%
59,696	B3 SA - Brasil Bolsa Balcao	132,020	0.1
464,968 (2)	Banco Bradesco SA, ADR	1,297,261	0.6
90,551	Banco Santander Brasil SA, ADR	479,015	0.2
30,035	BB Seguridade Participacoes SA	182,769	0.1
186,632 (1)(2)	BRF SA, ADR	386,328	0.2
44,475	CCR SA	106,121	0.0
13,984	Energisa S/A	129,668	0.1
14,272	Equatorial Energia SA	89,678	0.0
252,094	Itau Unibanco Holding SA, ADR	1,338,619	0.6
77,493	Klabin SA	328,923	0.1
31,310	Petroleo Brasileiro SA	234,743	0.1
143,444	Petroleo Brasileiro SA - Foreign, ADR	2,151,660	1.0
273,014	Raia Drogasil SA	1,397,628	0.6
48,040	Rumo SA	212,389	0.1
41,030	Suzano SA	420,249	0.2
19,312	Telefonica Brasil SA	172,982	0.1
72,531	Telefonica Brasil SA, ADR	646,251	0.3
38,517	TIM SA/Brazil	116,046	0.1
39,156	TIM SA/Brazil, ADR	590,864	0.3
99,697	Ultrapar Participacoes SA	403,198	0.2
142,451 (2)	Vale SA, ADR	1,953,003	0.9
30,847	Vale SA - Foreign	422,347	0.2
73,195	Vibra Energia SA	287,742	0.1
101,824	XP, Inc. - Class A	2,036,480	0.9
		15,515,984	7.1
	Chile: 0.6%
127,710	Cencosud SA	206,904	0.1
61,448	Empresas CMPC SA	109,851	0.0
20,018	Empresas Copec SA	132,521	0.1
2,181,310	Enel Chile SA	129,173	0.1
16,087 (2)	Sociedad Quimica y Minera de Chile SA, ADR	778,611	0.3
		1,357,060	0.6
	China: 21.5%
450,100 (1)	Alibaba Group Holding Ltd.	4,633,815	2.1
25,600	ANTA Sports Products Ltd.	289,523	0.1
99,550 (1)	Baidu, Inc. - Class A	1,306,973	0.6
2,231 (1)	BeiGene Ltd., ADR	415,591	0.2
75,500	Beijing Enterprises Holdings Ltd.	251,556	0.1
940,104 (3)	Budweiser Brewing Co. APAC Ltd.	1,786,524	0.8
4,500	BYD Co. Ltd. - Class H	136,846	0.1
1,460,000 (3)	CGN Power Co. Ltd. - Class H	350,849	0.2
234,000	China Communications Services Corp. Ltd. - Class H	95,712	0.0
143,000	China Life Insurance Co. Ltd. - Class H	193,679	0.1

			Percentage
			of Net
Shares	RA	Value	Assets
COMMON STOCK: (continued)
	China (continued)
593,773	China Mengniu Dairy Co. Ltd.	$1,938,750	0.9
2,036,000	China Petroleum & Chemical Corp. - Class H	1,041,287	0.5
275,000	China Railway Group Ltd. - Class H	129,790	0.1
376,000 (3)	China Railway Signal & Communication Corp. Ltd. - Class H	117,749	0.0
198,000	CRRC Corp. Ltd. - Class H	82,492	0.0
164,000	CSPC Pharmaceutical Group Ltd.	143,249	0.1
11,800	ENN Energy Holdings Ltd.	89,387	0.0
357,191 (1)	H World Group Ltd.	1,342,657	0.6
50,600	Haier Smart Home Co. Ltd. - Class H	144,328	0.1
164,500	Hengan International Group Co. Ltd.	550,959	0.2
91,600 (1)	Inner Mongolia Yitai Coal Co. Ltd. - Class B	125,718	0.1
58,500 (1)(3)	Innovent Biologics, Inc.	344,750	0.2
24,967 (1)	iQIYI, Inc., ADR	116,346	0.0
248,819	JD.com, Inc. - Class A	3,163,276	1.4
91,000	Jiangxi Copper Co. Ltd. - Class H	128,670	0.1
800,000	Kunlun Energy Co. Ltd.	666,483	0.3
17,400	Kweichow Moutai Co. Ltd. - Class A	4,007,287	1.8
21,100 (1)(3)	Meituan - Class B	299,093	0.1
6,700	NetEase, Inc.	143,390	0.1
676,000	People's Insurance Co. Group of China Ltd. - Class H	223,053	0.1
2,536,000	PetroChina Co. Ltd. - Class H	1,655,287	0.8
118,000	PICC Property & Casualty Co. Ltd. - Class H	134,751	0.1
291,500	Ping An Insurance Group Co. of China Ltd. - Class H	1,478,627	0.7
1,562,740	Shandong Weigao Group Medical Polymer Co. Ltd. - Class H	1,450,522	0.7
166,500	Shenzhen International Holdings Ltd.	109,744	0.0
15,400	Shenzhen Mindray Bio- Medical Electronics Co. Ltd. - Class A	601,907	0.3
73,600	Sinopharm Group Co. Ltd. - Class H	175,998	0.1
186,404	Tencent Holdings Ltd.	6,898,580	3.1
394,000	Tingyi Cayman Islands Holding Corp.	522,631	0.2
160,000 (3)	Topsports International Holdings Ltd.	134,551	0.1
26,031 (1)	Trip.com Group Ltd., ADR	885,054	0.4
98,000	Tsingtao Brewery Co. Ltd. - Class H	743,186	0.3
857,000	Uni-President China Holdings Ltd.	583,727	0.3

See Accompanying Notes to Financial Statements

19

VOYA VACS SERIES EME FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	China (continued)
198,000	Want Want China Holdings Ltd.	$123,029	0.1
33,680	Weibo Corp. - Class A	397,406	0.2
177,400	Wuliangye Yibin Co. Ltd. - Class A	3,781,536	1.7
370,700	Yangzijiang Shipbuilding Holdings Ltd.	392,936	0.2
50,243	Yum China Holdings, Inc.	2,632,837	1.2
		46,962,091	21.5
	Colombia: 0.0%
164,970	Ecopetrol SA	97,114	0.0

	France: 0.7%
3,893	L'Oreal SA	1,636,348	0.7

	Germany: 0.5%
6,052	adidas AG	1,076,093	0.5

	Greece: 0.6%
6,945	GEK Terna Holding Real Estate Construction SA	97,000	0.0
7,287	Hellenic Telecommunications Organization SA	102,138	0.1
11,029	Helleniq Energy Holdings SA	80,872	0.0
5,333	Jumbo SA	140,281	0.1
7,797	Motor Oil Hellas Corinth Refineries SA	185,625	0.1
12,898	Mytilineos SA	477,385	0.2
15,293	OPAP SA	259,037	0.1
		1,342,338	0.6
	Hong Kong: 1.1%
270,951	AIA Group Ltd.	2,352,887	1.1
	Hungary: 0.4%
64,911	MOL Hungarian Oil & Gas PLC	516,487	0.3
12,004	Richter Gedeon Nyrt	281,460	0.1
		797,947	0.4
	India: 14.4%
19,069	Ambuja Cements Ltd.	97,285	0.0
29,214	Asian Paints Ltd.	1,052,324	0.5
2,460	Bajaj Auto Ltd.	156,925	0.1
12,592	Bajaj Finance Ltd.	1,133,525	0.5
84,782	Bharat Electronics Ltd.	135,829	0.1
80,834	Bharat Petroleum Corp. Ltd.	338,869	0.2
2,938	Britannia Industries Ltd.	156,288	0.1
11,994	Cipla Ltd./India	172,895	0.1
111,403	Coal India Ltd.	420,517	0.2
2,736	Coforge Ltd.	163,941	0.1
7,084	Colgate-Palmolive India Ltd.	179,857	0.1
8,294	Coromandel International Ltd.	103,927	0.0
7,429	Cummins India Ltd.	149,638	0.1
2,283	Divi's Laboratories Ltd.	92,910	0.0
5,374	Dr Reddy's Laboratories Ltd.	346,863	0.2
2,485	Eicher Motors Ltd.	98,351	0.0
48,115	Exide Industries Ltd.	147,596	0.1

			Percentage
			of Net
Shares	RA	Value	Assets
COMMON STOCK: (continued)
	India (continued)
188,426	GAIL India Ltd.	$270,546	0.1
104,560	HCL Technologies Ltd.	1,603,786	0.7
3,644 (3)	HDFC Asset Management Co. Ltd.	119,695	0.1
61,540	HDFC Bank Ltd., ADR	3,480,087	1.6
6,651	Hero MotoCorp Ltd.	246,815	0.1
40,725	Hindalco Industries Ltd.	224,792	0.1
4,633	Hindustan Aeronautics Ltd.	101,392	0.0
359,604	Indian Oil Corp. Ltd.	387,379	0.2
20,608	Indraprastha Gas Ltd.	94,664	0.0
119,984	Infosys Ltd.	1,973,229	0.9
154,162	Infosys Ltd. - Foreign, ADR	2,531,340	1.2
3,728 (1)(3)	InterGlobe Aviation Ltd.	109,874	0.1
20,688	ITC Ltd.	106,492	0.0
12,317	Jindal Steel & Power Ltd.	93,784	0.0
12,881	JSW Steel Ltd.	113,972	0.1
5,601	Larsen & Toubro Ltd.	197,104	0.1
1,569 (3)	LTIMindtree Ltd.	95,459	0.0
8,139	Mahindra & Mahindra Ltd.	142,638	0.1
1,170	Maruti Suzuki India Ltd.	146,106	0.1
3,351	Mphasis Ltd.	85,552	0.0
156	MRF Ltd.	202,973	0.1
553	Nestle India Ltd.	161,028	0.1
114,076	NMDC Ltd.	211,415	0.1
104,816	NTPC Ltd.	296,960	0.1
160,416	Oil & Natural Gas Corp. Ltd.	358,945	0.2
29,799	Oil India Ltd.	107,087	0.0
1,943	Oracle Financial Services Software Ltd.	90,540	0.0
2,112	Persistent Systems Ltd.	156,434	0.1
101,661	Petronet LNG Ltd.	243,677	0.1
2,237	PI Industries Ltd.	91,363	0.0
8,296	Piramal Enterprises Ltd.	97,221	0.0
100,594	Power Grid Corp. of India Ltd.	244,316	0.1
17,947 (1)	Rajesh Exports Ltd.	96,806	0.0
298,411	Reliance Industries Ltd.	8,205,643	3.8
222,226 (1)	Reliance Strategic Investments Ltd.	584,533	0.3
11,920	Sun Pharmaceutical Industries Ltd.	155,844	0.1
2,658	Supreme Industries Ltd.	138,207	0.1
4,509	Tata Communications Ltd.	90,151	0.0
17,995	Tata Consultancy Services Ltd.	728,502	0.3
99,299	Tata Consumer Products Ltd.	1,074,428	0.5
18,927	Tata Motors Ltd.	142,956	0.1
147,696	Tata Steel Ltd.	210,760	0.1
20,923	Tech Mahindra Ltd.	285,141	0.1
1,713	UltraTech Cement Ltd.	173,363	0.1
61,324	Vedanta Ltd.	159,585	0.1
13,166	Zydus Lifesciences Ltd.	90,722	0.0
		31,470,846	14.4
	Indonesia: 2.0%
4,578,700	Astra International Tbk PT	1,665,638	0.8
3,869,164	Bank Central Asia Tbk PT	2,131,602	1.0
262,300	Bank Mandiri Persero Tbk PT	93,707	0.0

See Accompanying Notes to Financial Statements

20

VOYA VACS SERIES EME FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Indonesia (continued)
227,700	Indofood Sukses Makmur Tbk PT	$95,328	0.0
575,800	Sumber Alfaria Trijaya Tbk PT	104,757	0.0
695,700	Telkom Indonesia Persero Tbk PT	152,508	0.1
81,100	United Tractors Tbk PT	128,341	0.1
		4,371,881	2.0
	Japan: 1.2%
11,664	Fast Retailing Co. Ltd.	2,582,368	1.2

	Kuwait: 0.1%
13,556	Humansoft Holding Co. KSC	133,173	0.1
59,051	Mobile Telecommunications Co. KSCP	91,864	0.0
		225,037	0.1
	Malaysia: 0.6%
190,900	Axiata Group Bhd	87,345	0.0
97,000	CIMB Group Holdings Bhd	116,215	0.1
143,000	Gamuda Bhd	139,263	0.1
36,600	Kuala Lumpur Kepong Bhd	168,951	0.1
61,500	Petronas Chemicals Group Bhd	94,834	0.0
23,400	Petronas Dagangan Bhd	112,273	0.0
32,000	Petronas Gas Bhd	115,521	0.1
194,900	Sime Darby Bhd	93,672	0.0
88,300	Tenaga Nasional Bhd	183,476	0.1
438,100	YTL Corp. Bhd	134,389	0.1
		1,245,939	0.6
	Mexico: 7.4%
169,190	Alfa SAB de CV - Class A	105,104	0.0
29,543 (1)	Alsea SAB de CV	98,056	0.0
52,339	America Movil SAB de CV - Foreign, ADR	868,827	0.4
15,043	Arca Continental SAB de CV	134,986	0.1
603,147 (1)	Cemex SAB de CV	360,972	0.2
111,831 (1)	Cemex SAB de CV - Foreign, ADR	667,631	0.3
39,681	Coca-Cola Femsa SAB de CV	301,663	0.1
7,804 (2)	Coca-Cola Femsa SAB de CV - Foreign, ADR	593,260	0.3
58,221	Corp Inmobiliaria Vesta SAB de CV	182,584	0.1
18,410	El Puerto de Liverpool SAB de CV - Class C1	93,730	0.0
309,967	Fibra Uno Administracion SA de CV	471,252	0.2
40,701	Fomento Economico Mexicano SAB de CV	460,175	0.2
44,233	Fomento Economico Mexicano SAB de CV - Foreign, ADR	5,016,465	2.3
14,471	GCC SAB de CV	129,114	0.1
11,437	Gruma SAB de CV - Class B	199,204	0.1
17,708	Grupo Aeroportuario del Centro Norte SAB de CV	135,749	0.1

			Percentage
			of Net
Shares	RA	Value	Assets
COMMON STOCK: (continued)
	Mexico (continued)
15,747	Grupo Aeroportuario del Pacifico SAB de CV - Class B	$183,847	0.1
8,485	Grupo Aeroportuario del Sureste SAB de CV - Class B	183,546	0.1
69,584	Grupo Bimbo SAB de CV	282,443	0.1
81,275	Grupo Comercial Chedraui SA de CV	473,432	0.2
122,215	Grupo Financiero Banorte SAB de CV - Class O	990,044	0.4
19,899	Grupo Mexico SAB de CV	82,636	0.0
154,772	Grupo Televisa SAB, ADR	357,523	0.2
52,688	Kimberly-Clark de Mexico SAB de CV - Class A	96,556	0.0
73,253	Orbia Advance Corp. SAB de CV	118,885	0.1
43,834	Prologis Property Mexico SA de CV	157,378	0.1
18,323	Promotora y Operadora de Infraestructura SAB de CV	150,993	0.1
897,403	Wal-Mart de Mexico SAB de CV	3,215,499	1.5
		16,111,554	7.4
	Netherlands: 0.8%
18,458	Heineken NV	1,658,331	0.8

	Peru: 0.5%
79,907	Cia de Minas Buenaventura SAA, ADR	647,247	0.3
3,950	Credicorp Ltd.	493,592	0.2
		1,140,839	0.5
	Philippines: 0.2%
592,800	DMCI Holdings, Inc.	95,805	0.0
45,630	International Container Terminal Services, Inc.	161,668	0.1
16,110	Manila Electric Co.	100,794	0.1
		358,267	0.2
	Qatar: 0.1%
35,439	Ooredoo QPSC	96,262	0.0
45,393	Qatar Fuel QSC	185,138	0.1
		281,400	0.1
	Romania: 0.2%
23,861	NEPI Rockcastle NV	128,872	0.1
2,390,064	OMV Petrom SA	273,187	0.1
		402,059	0.2
	Saudi Arabia: 0.4%
34,491	Abdullah Al Othaim Markets Co.	119,842	0.1
1,881	Bupa Arabia for Cooperative Insurance Co.	106,795	0.0
12,961	Etihad Etisalat Co.	159,266	0.1
25,458	Jarir Marketing Co.	98,260	0.0
3,979	SABIC Agri-Nutrients Co.	142,063	0.1
3,338	Saudi Airlines Catering Co.	92,890	0.0
15,607	Saudi Telecom Co.	159,880	0.1
1,155	Saudia Dairy & Foodstuff Co.	92,361	0.0
		971,357	0.4

See Accompanying Notes to Financial Statements

21

VOYA VACS SERIES EME FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	South Africa: 2.1%
13,711	Bid Corp. Ltd.	$290,875	0.1
9,837	Bidvest Group Ltd.	139,241	0.1
8,077	Clicks Group Ltd.	119,022	0.0
9,932	Gold Fields Ltd.	131,022	0.1
48,538	MTN Group Ltd.	236,941	0.1
8,390	Naspers Ltd. - Class N	1,309,686	0.6
179,715	OUTsurance Group Ltd.	388,792	0.2
45,659	Remgro Ltd.	352,974	0.2
407,977	Sanlam Ltd.	1,430,957	0.6
16,924	Tiger Brands Ltd.	156,685	0.1
29,999	Woolworths Holdings Ltd./South Africa	111,690	0.0
		4,667,885	2.1
	South Korea: 15.1%
2,123	DB Insurance Co. Ltd.	138,120	0.1
3,409	Doosan Bobcat, Inc.	97,944	0.0
4,437	Hana Financial Group, Inc.	129,014	0.1
2,419	HD Hyundai Co. Ltd.	103,031	0.0
1,355	Hyundai Glovis Co. Ltd.	171,964	0.1
2,337	Hyundai Mobis Co. Ltd.	361,919	0.2
1,519	Hyundai Motor Co.	191,370	0.1
4,077	Hyundai Steel Co.	99,146	0.0
30,050	Kakao Corp.	846,984	0.4
3,692	KB Financial Group, Inc.	140,733	0.1
8,175	Kia Corp.	467,050	0.2
9,701	Korean Air Lines Co. Ltd.	147,602	0.1
4,143	KT&G Corp.	261,354	0.1
3,365	LG Electronics, Inc.	249,626	0.1
101,323	LG Uplus Corp.	759,387	0.3
12,914	NAVER Corp.	1,805,418	0.8
866	POSCO Holdings, Inc.	265,104	0.1
2,905	Samsung C&T Corp.	229,686	0.1
1,378	Samsung Electro- Mechanics Co. Ltd.	127,411	0.1
185,269	Samsung Electronics Co. Ltd.	9,221,742	4.2
9,467 (1)	Samsung Engineering Co. Ltd.	166,853	0.1
800	Samsung Fire & Marine Insurance Co. Ltd.	152,978	0.1
21,341	Samsung Life Insurance Co. Ltd.	1,142,583	0.5
1,762	Samsung SDS Co. Ltd.	180,614	0.1
36,043	Shinhan Financial Group Co. Ltd.	926,457	0.4
65,480	SK Hynix, Inc.	5,686,422	2.6
162,440 (1)	SK Square Co. Ltd.	5,132,770	2.3
99,864	SK Telecom Co. Ltd.	3,641,734	1.7
12,746	Woori Financial Group, Inc.	112,582	0.1
		32,957,598	15.1
	Taiwan: 14.1%
8,000	Accton Technology Corp.	123,954	0.1
250,000	Acer, Inc.	264,221	0.1
18,699	Advantech Co. Ltd.	192,034	0.1
155,000	ASE Technology Holding Co. Ltd.	542,652	0.2
75,000	Asia Cement Corp.	92,616	0.0
17,000	Asustek Computer, Inc.	178,247	0.1

			Percentage
			of Net
Shares	RA	Value	Assets
COMMON STOCK: (continued)
	Taiwan (continued)
22,000	Catcher Technology Co. Ltd.	$123,418	0.1
132,000	Chicony Electronics Co. Ltd.	508,167	0.2
137,000	China Steel Corp.	102,209	0.0
53,000	Chunghwa Telecom Co. Ltd.	189,557	0.1
697,000	Compal Electronics, Inc.	606,275	0.3
157,000	CTBC Financial Holding Co. Ltd.	118,237	0.1
35,000	Delta Electronics, Inc.	315,416	0.1
10,000	Eclat Textile Co. Ltd.	159,163	0.1
167,000	Far Eastern New Century Corp.	152,156	0.1
55,000	Far EasTone Telecommunications Co. Ltd.	128,833	0.1
27,000	Feng TAY Enterprise Co. Ltd.	149,089	0.1
881,000 (1)(3)	FIT Hon Teng Ltd.	118,149	0.1
73,000	Formosa Chemicals & Fibre Corp.	137,348	0.1
86,000	Formosa Plastics Corp.	204,523	0.1
124,000	Foxconn Technology Co. Ltd.	201,194	0.1
11,000	Gigabyte Technology Co. Ltd.	74,733	0.0
745,000	Hon Hai Precision Industry Co. Ltd.	2,223,612	1.0
263,000	Inventec Corp.	329,477	0.1
4,000	Largan Precision Co. Ltd.	256,187	0.1
107,000	Lite-On Technology Corp.	333,146	0.2
219,000	MediaTek, Inc.	5,715,760	2.6
72,000	Micro-Star International Co. Ltd.	368,592	0.2
119,000	Nan Ya Plastics Corp.	227,685	0.1
35,000	Novatek Microelectronics Corp.	492,908
187,000	Pegatron Corp.	436,388	0.2
290,000	Pou Chen Corp.	258,495	0.1
104,000	Powertech Technology, Inc.	337,879	0.2
13,000	President Chain Store Corp.	103,407	0.0
19,000	Quanta Computer, Inc.	112,182	0.0
21,000	Realtek Semiconductor Corp.	261,720	0.1
25,000	Sino-American Silicon Products, Inc.	126,560	0.1
236,000	Taishin Financial Holding Co. Ltd.	125,875	0.1
44,000	Taiwan Mobile Co. Ltd.	130,032	0.1
745,000	Taiwan Semiconductor Manufacturing Co. Ltd.	12,167,727	5.6
142,000	Teco Electric and Machinery Co. Ltd.	202,679	0.1
22,000	Unimicron Technology Corp.	98,118	0.0
134,000	Uni-President Enterprises Corp.	281,125	0.1

See Accompanying Notes to Financial Statements

22

VOYA VACS SERIES EME FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Taiwan (continued)
510,000	United Microelectronics Corp.	$733,438	0.3
45,000	Vanguard International	97,728
	Semiconductor Corp.	0.0
156,000	Wistron Corp.	435,006	0.2
2,000	Wiwynn Corp.	94,766	0.0
55,000	Zhen Ding Technology Holding Ltd.	166,289	0.1
		30,798,972	14.1
	Thailand: 2.0%
31,400	Advanced Info Service PCL	192,322	0.1
174,500	Bangkok Dusit Medical Services PCL - Foreign - Class F	128,635	0.1
21,900	Bumrungrad Hospital PCL - Foreign	158,282	0.1
1,867,779	CP ALL PCL - Foreign	2,870,534	1.3
404,600	Land & Houses PCL - Foreign	84,993	0.0
127,400	Minor International PCL	99,280	0.0
44,200	PTT Exploration & Production PCL - Foreign Shares	201,854	0.1
334,600	PTT PCL - Foreign	309,704	0.1
16,000	Siam Cement PCL - Foreign	128,170	0.1
104,900	Thai Oil PCL - Foreign	137,346	0.1
		4,311,120	2.0
	Turkey: 0.4%
450,715	Akbank TAS	468,871	0.2
12,350	BIM Birlesik Magazalar AS	118,619	0.1
48,789 (1)	Turkcell Iletisim Hizmetleri AS	82,695	0.0
44,165	Turkiye Petrol Rafinerileri AS	221,578	0.1
		891,763	0.4
	United Arab Emirates: 0.4%
281,624	Air Arabia PJSC	200,886	0.1
77,736	Aldar Properties PJSC	110,054	0.0
86,352	Emaar Development PJSC	145,725	0.1
139,011	Emaar Properties PJSC	253,248	0.1
130,050 (1)	Multiply Group PJSC	120,506	0.1
		830,419	0.4
	United Kingdom: 0.7%
5,686	Anglogold Ashanti PLC	104,959	0.0
32,440	Unilever PLC, ADR	1,536,034	0.7
		1,640,993	0.7
	United States: 1.2%
14,751	Intel Corp.	538,411	0.2
32,494	Micron Technology, Inc.	2,172,874	1.0
		2,711,285	1.2
	Total Common Stock (Cost $233,170,388)	213,591,642	97.7

			Percentage
			of Net
Shares	RA	Value	Assets
EXCHANGE-TRADED FUNDS: 0.0%
505 (2)	iShares MSCI Emerging Markets ETF	$18,534	0.0
	Total Exchange-Traded Funds (Cost $20,160)	18,534	0.0

PREFERRED STOCK: 1.0%
	Brazil: 0.9%
34,679	Bradespar SA	153,731	0.1
89,200	Cia Energetica de Minas Gerais	207,177	0.1
137,130	Gerdau SA	595,112	0.3
245,524	Itausa SA	421,239	0.2
96,938	Metalurgica Gerdau SA	198,808	0.1
51,210	Petroleo Brasileiro SA	352,759	0.1
		1,928,826	0.9
	Chile: 0.0%
50,662	Embotelladora Andina SA	103,022	0.0

	South Korea: 0.1%
3,875	Samsung Electronics Co. Ltd.	154,708	0.1
	Total Preferred Stock (Cost $2,501,896)	2,186,556	1.0
	Total Long-Term Investments (Cost $235,692,444)	215,796,732	98.7

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
SHORT-TERM INVESTMENTS: 3.4%
	Repurchase Agreements: 2.3%
1,204,268 (4)	Bank of America Securities Inc., Repurchase Agreement dated 10/31/2023, 5.300%, due 11/01/2023 (Repurchase Amount $1,204,443, collateralized by various U.S. Government Securities, 4.875%, Market Value plus accrued interest $1,228,354, due 10/31/28)	1,204,268	0.6
245,792 (4)	HSBC Securities (USA) Inc., Repurchase Agreement dated 10/31/2023, 5.300%, due 11/01/2023 (Repurchase Amount $245,828, collateralized by various U.S. Government Securities, 3.625%, Market Value plus accrued interest $250,708, due 02/15/53)	245,792	0.1

See Accompanying Notes to Financial Statements

23

VOYA VACS SERIES EME FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,204,268 (4)	Industrial & Comm. Bank of China, Repurchase Agreement dated 10/31/2023, 5.340%, due 11/01/2023 (Repurchase Amount $1,204,444, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $1,228,354, due 11/02/23-08/15/53)	$1,204,268	0.5
1,180,182 (4)	Jefferies LLC, Repurchase Agreement dated 10/31/2023, 5.360%, due 11/01/2023 (Repurchase Amount $1,180,355, collateralized by various U.S. Government Agency Obligations, 0.800%-5.875%, Market Value plus accrued interest $1,203,795, due 12/28/23-10/20/27)	1,180,182	0.5
1,204,268 (4)	Mizuho Securities USA LLC, Repurchase Agreement dated 10/31/2023, 5.290%, due 11/01/2023 (Repurchase Amount $1,204,443, collateralized by various U.S. Government Securities, 2.250%-3.625%, Market Value plus accrued interest $1,228,354, due 05/15/26-02/15/27)	1,204,268	0.6
	Total Repurchase Agreements (Cost $5,038,778)	5,038,778	2.3

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 1.1%
2,173,804 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.240%	$2,173,804	1.0
235,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.250%	235,000	0.1
	Total Mutual Funds (Cost $2,408,804)	2,408,804	1.1
	Total Short-Term Investments (Cost $7,447,582)	7,447,582	3.4
	Total Investments in Securities (Cost $243,140,026)	$223,244,314	102.1
	Liabilities in Excess of Other Assets	(4,629,096)	(2.1)
	Net Assets	$218,615,218	100.0
ADR	American Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2023.

Percentage
Sector Diversification	of Net Assets
Information Technology	24.7%
Consumer Staples	17.4
Consumer Discretionary	11.7
Financials	11.6
Communication Services	9.4
Energy	8.6
Industrials	5.6
Materials	5.4
Health Care	2.1
Utilities	1.5
Real Estate	0.7
Exchange-Traded Funds	0.0
Short-Term Investments	3.4
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

24

VOYA VACS SERIES EME FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs#	at
	(Level 1)	(Level 2)	(Level 3)	October 31, 2023
Asset Table
Investments, at fair value
Common Stock
Argentina	$2,409,517	$—	$—	$2,409,517
Australia	414,350	—	—	414,350
Brazil	15,515,984	—	—	15,515,984
Chile	1,357,060	—	—	1,357,060
China	2,523,349	44,438,742	—	46,962,091
Colombia	97,114	—	—	97,114
France	—	1,636,348	—	1,636,348
Germany	—	1,076,093	—	1,076,093
Greece	981,163	361,175	—	1,342,338
Hong Kong	—	2,352,887	—	2,352,887
Hungary	797,947	—	—	797,947
India	6,705,834	24,765,012	—	31,470,846
Indonesia	104,757	4,267,124	—	4,371,881
Japan	—	2,582,368	—	2,582,368
Kuwait	133,173	91,864	—	225,037
Malaysia	550,533	695,406	—	1,245,939
Mexico	16,111,554	—	—	16,111,554
Netherlands	—	1,658,331	—	1,658,331
Peru	1,140,839	—	—	1,140,839
Philippines	196,599	161,668	—	358,267
Qatar	281,400	—	—	281,400
Romania	128,872	273,187	—	402,059
Saudi Arabia	549,572	421,785	—	971,357
South Africa	4,380,178	287,707	—	4,667,885
South Korea	—	32,957,598	—	32,957,598
Taiwan	—	30,798,972	—	30,798,972
Thailand	—	4,311,120	—	4,311,120
Turkey	670,185	221,578	—	891,763
United Arab Emirates	310,940	519,479	—	830,419
United Kingdom	1,536,034	104,959	—	1,640,993
United States	2,711,285	—	—	2,711,285
Total Common Stock	59,608,239	153,983,403	—	213,591,642
Exchange-Traded Funds	18,534	—	—	18,534
Preferred Stock	2,031,848	154,708	—	2,186,556
Short-Term Investments	2,408,804	5,038,778	—	7,447,582
Total Investments, at fair value	$64,067,425	$159,176,889	$—	$223,244,314
Liabilities Table
Other Financial Instruments+
Futures	$(13,533)	$—	$—	$(13,533)
Total Liabilities	$(13,533)	$—	$—	$(13,533)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

25

VOYA VACS SERIES EME FUND	PORTFOLIO OF INVESTMENTS
as of October 31, 2023 (continued)

At October 31, 2023, the following futures contracts were outstanding for Voya VACS Series EME Fund:

	Number	Expiration	Notional	Unrealized
Description	of Contracts	Date	Amount	Depreciation
Long Contracts:
MSCI Emerging Markets Index	12	12/15/23	$551,520	$(13,533)
			$551,520	$(13,533)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$13,533
Total Liability Derivatives		$13,533

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund's Statement of Operations for the period ended October 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(75,871)
Total	$(75,871)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(13,533)
Total	$(13,533)

At October 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $243,919,070.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,839,918
Gross Unrealized Depreciation	(23,270,623)
Net Unrealized Depreciation	$(20,430,705)

See Accompanying Notes to Financial Statements

26

TAX INFORMATION (Unaudited)

For the period ended October 31, 2023, 83.51% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Pursuant to Section 853 of the Internal Revenue Code, Voya VACS Series EME Fund designates the following amounts as foreign taxes paid for the period ended October 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

		Portion of Ordinary Income
Creditable Foreign	Per Share	Distribution Derived from
Taxes Paid	Amount	Foreign Sourced Income*
$349,301	$0.0151	100.00%

_________

*None of the Fund's income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

27

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				funds in
				Fund
				Complex
	Position(s)	Term of Office and	Principal	Overseen
	Held with the	Length of Time	Occupation(s) –	by	Other Board Positions
Name, Address and Age	Trust	Served(1)	During the Past 5 Years	Trustee(2)	Held by Trustee
Independent Trustees:

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	139	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008– December 2019).	139	None.

Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 –Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	139	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 –Present	Retired.	139	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 –Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	139	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006–Present	Consultant (May 2001–Present).	139	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015–Present	Retired.	139	None.

28

TRUSTEE AND OFFICER INFORMATION (Unaudited) (CONTINUED)

_____________

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Inde-pendent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Oppor-tunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2023.

29

TRUSTEE AND OFFICER INFORMATION (Unaudited) (CONTINUED)

	Position(s)	Term of Office and
	Held with the	Length of Time
Name, Address and Age	Trust	Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present);

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022–Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

30

TRUSTEE AND OFFICER INFORMATION (Unaudited) (CONTINUED)

	Position(s)	Term of Office and
	Held with the	Length of Time
Name, Address and Age	Trust	Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 - Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 - Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 1999 – Present	Vice President, Voya Investments, LLC (August 1997 - Present); Vice President, Voya Funds Services, LLC (November 1995 - Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022–Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013–Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022–Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

31

TRUSTEE AND OFFICER INFORMATION (Unaudited) (CONTINUED)

	Position(s)	Term of Office and
	Held with the	Length of Time
Name, Address and Age	Trust	Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022–Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018–Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

________________

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

32

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF NEW MANAGEMENT CONTRACT, SUB-ADVISORY CONTRACTS AND SUB-SUB-ADVISORY CONTRACT FOR NEW FUND

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), Voya VACS Series EME Fund (the “Fund”), a series of Voya Mutual Funds (“VMF”), can enter into a new investment management, sub-advisory contract or sub-sub-advisory contract only if the Board of Trustees of VMF (the “Board”), including a majority of the Board members who have no direct or indirect interest in the investment management, sub-advisory contracts and sub-sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), determines to approve the new arrangements. Thus, at its meeting held on November 17, 2022, the Board considered the initial approval of the investment management contract (the “Management Contract”) between Voya Investments, LLC (“VIL” or the “Adviser”) and VMF, on behalf of the Fund, and the sub-advisory contracts (the “Initial Sub-Advisory Contracts”) between VIL and Voya Investment Management Co. LLC (“Voya IM”) and between VIL and Delaware Investments Fund Advisers (“Delaware”), each a sub-adviser to the Fund, as well as the sub-sub-advisory contract (the “Sub-Sub-Advisory Contract”) with Macquarie Investment Management Global Limited (“Macquarie Global” or the “Sub-Sub-Adviser”), the sub-sub-adviser to the Fund. Furthermore, at its meeting held on May 11, 2023, the Board considered the initial approval of the sub-advisory contract (the “SGA Sub-Advisory Contract” and, together with the Initial Sub-Advisory Contracts, the “Sub-Advisory Contracts”) between VIL and Sustainable Growth Advisers, L.P. (“SGA” and, together with Delaware and Voya IM, the “Sub-Advisers”), a sub-adviser to the Fund. The Management Contract, Sub-Advisory Contracts and Sub-Sub-Advisory Contract are collectively referred to as the “Contracts.”

In determining whether to initially approve the Contracts for the Funds, the Board requested, received, evaluated and discussed such information and supporting materials related to that information as it deemed necessary for an informed determination of whether the Contracts should be approved. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the Contracts.

The materials provided to the Board in support of the Funds and the Funds’ Contracts included the following: (1) a memorandum and presentation materials presenting management’s rationale for proposing the launch of the Fund that discuss, among other things, VIL’s experience and expertise in the management of other funds within the Voya funds complex with similar investment objectives and strategies, including the existing VACS Series Funds; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) Fund Analysis and Comparison Tables sheets for the Funds that compare the Funds’ proposed fee structure to its comparable selected peer group (“SPG”) and Morningstar/Lipper category medians ; (4) supporting documentation, including copies of the forms of Contracts for the Funds; (5) a memorandum provided by counsel to the Independent Trustees summarizing the guidelines relevant to the Board’s consideration of the approval of the Management Contract; (6) a memorandum and other information provided in response to Section 15(c) requests to the Adviser, Sub-Advisers and Sub-Sub-Adviser by counsel to the Independent Trustees on behalf of the Board; and (7) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of other funds in the Voya funds complex.

The Board’s consideration of whether to approve the Management Contract with VIL on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by VIL to the Fund under the proposed Management Contract; (2) VIL’s experience as a manager-of-managers overseeing sub-advisers and sub-sub-advisers to other funds within the Voya funds complex; (3) investment performance information provided to the Board regarding existing series of the Voya funds with substantially similar investment strategies that were achieved by the same portfolio management team; (4) the fairness of the compensation under the proposed Management Contract in light of the services to be provided to the Fund; (5) the costs for the services to be provided by VIL, including that the proposed management fee would not be subject to breakpoint discounts; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fee for the Fund is below the average and median management fees of the funds in the Fund’s SPG, and (b) the estimated net annual operating expenses for the Fund are below the average and median expense ratios of the funds in the Fund’s SPG; (7) management’s representations that the Fund’s management fee structure is consistent within the VACS Series Funds suite; (8) the projected profitability

33

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (CONTINUED)

of VIL; (9) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIL, including its management team’s expertise in the management of other series of VMF; (10) VIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other funds in the Voya funds complex; (11) the information that had been provided by VIL at regular Board meetings, and in anticipation of the November 17, 2022 meeting, as well as the annual contract renewal Board meetings regarding existing series of the Voya funds, with respect to its capabilities in overseeing similar asset allocation products; and (11) “fall-out benefits” to VIL and its affiliates that were anticipated to arise from VIL’s management of the Fund.

In reviewing the proposed Sub-Advisory Contracts with Delaware, SGA and Voya IM and the proposed Sub-Sub-Advisory Contract with Macquarie Global for the Fund, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s view of the reputation of the Sub-Advisers and Sub-Sub-Adviser, including their strength and reputation in the industry, and respective sub-advisory services; (2) the information that had been provided by Delaware, Macquarie Global, SGA and Voya IM in advance of the May 11, 2023 and/or November 17, 2022 meetings, at which Delaware, Macquarie Global, SGA and/or Voya IM presented with respect to its sub-advisory and sub-sub-advisory services; (3) the nature, extent and quality of the services to be provided by the Sub-Advisers under the proposed Sub-Advisory Contracts and by Macquarie Global under the proposed Sub-Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Advisers and of the Sub-Sub-Adviser; (5) the fairness of the compensation under the Sub-Advisory Contracts in light of the services to be provided by Delaware, SGA and Voya IM as the Fund’s Sub-Advisers and the fairness of the compensation under the Sub-Sub-Advisory Contract in light of the services to be provided by Macquarie Global as the Fund’s Sub-Sub-Adviser ; (6) Delaware’s, Macquarie Global’s, SGA’s and Voya IM’s respective operations and compliance program, including each of their policies and procedures intended to prevent violation of the Federal securities laws, which had been reviewed and evaluated by the Chief Compliance Officer of VMF; (7) Delaware’s, Macquarie Global’s, SGA’s and Voya IM’s respective financial condition; (8) the appropriateness of the selection of Delaware, Macquarie Global, SGA and Voya IM in light of the Funds’ investment objectives and prospective investor base; and (9) Delaware’s, Macquarie Global’s, SGA’s and Voya IM’s respective Codes of Ethics, which were previously approved by the Board.

With respect to the nature, extent and quality of services to be provided by the Adviser, Sub-Advisers, and Sub-Sub-Adviser, the Board was mindful of the “manager-of-managers” platform that has been developed by the Adviser. The Board recognized that the Adviser would be responsible for monitoring the investment program, performance, and developments/on-going operations of the Sub-Advisers and Sub-Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers and Sub-Sub-Adviser provide to the Fund and the Sub-Advisers’ and Sub-Sub-Adviser’s compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of sub-advisers and sub-sub-advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and sub-sub-advisers and research on sub-advisers and sub-sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers and sub-sub-advisers.

The Board considered that MR&S also typically provides reports to the Investment Review Committees (“IRCs”) at their meetings prior to sub-adviser presentations. In addition, the Board considered that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ and sub-sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s and sub-sub-adviser’s services to a Voya fund and/or its performance. The Board also considered that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.

The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential

34

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (CONTINUED)

issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise. Because the Fund was similar to a predecessor fund, the Board also considered performance information from that predecessor fund, which was managed by the investment management team with similar investment processes.

The Board considered that the Funds also can benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by the Adviser to monitor sub-adviser and sub-sub-adviser performance.

The Board also considered the extent of benefits provided to the Funds’ shareholders, beyond investment management services, from being part of the Voya family of funds. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers.

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts with respect to the Funds are fair and reasonable to the Funds and that approval of the Contracts is in the best interests of the Funds and their shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the fees payable by the Funds under the Contracts. During this approval process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to approve the Contracts for the Funds.

35

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Placement Agent	Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
301 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE	®

voyainvestments.com	226105 (1023)

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Registrant during the Registrant’s fiscal year ended October 31, 2023 and October 31, 2022.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $254,580 for the year ended October 31, 2023 and $205,400 for the year ended October 31, 2022.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended October 31, 2023 and $0 for the year ended October 31, 2022.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $151,770 for the year ended October 31, 2023 and $165,023 for the year ended October 31, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2023 and $0 for the year ended October 31, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 17, 2022

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2023 to December 31, 2023

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to each Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended October 31, 2023 and October 31, 2022; and (ii) the aggregate non-audit fees billed and paid to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2023	2022
Voya Mutual Funds	$151,770	$165,023
Voya Investments, LLC (1)	$18,012,035	$12,683,159

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(J)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1) Not applicable.

(a)(2)(2) Not applicable.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: January 5, 2024

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 5, 2024